Exhibit 99

                                   [GRAPHIC]

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                        Asset Backed Funding Corporation
                   Asset-Backed Certificates, Series 2004-HE1

                                Collateral Annex



                               Table of Contents
                               -----------------

                      Description of Total Mortgage Loans   2



Banc of America Securities LLC
--------------------------------------------------------------------------------
This   Structural  Term  Sheet,   Collateral  Term  Sheet,  or   Computational
Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
TOTAL MORTGAGE LOANS

                          DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY
                          -----------------------------

Summary                                                Total           Minimum         Maximum
-----------------------------------------------   ----------------    ----------    --------------
Cut-off Date Aggregate Principal Balance           $873,232,355.57
Number of Loans                                              4,531
Average Original Loan Balance                          $193,501.15     $4,425.00     $1,000,000.00
Average Current Loan Balance                           $192,723.98     $4,260.77     $1,000,000.00
(1) Weighted Average Combined Original LTV                   83.44%        10.31%           100.00
(1) Weighted Average Gross Coupon                            6.325%        3.250%           13.775%
(1) (2) Weighted Average Gross Margin                        5.287%        1.750%            6.990%
(1) (2) Weighted Average Term to Next Rate                      22             9                34
          Adjustment Date (months)
(1) Weighted Average Remaining Term to Maturity                353            56               358
         (months)
(1) Weighted Average Credit Score                              648           500               816
--------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only.

                                                         Percent of Cut-off Date
                                         Range              Principal Balance
                                  --------------------   -----------------------
Product Type                           Adjustable                89.22%
                                         Fixed                   10.78%
Fully Amortizing Mortgage Loans                                  84.20%
IO Loans                                                         15.80%
Originator                            Wells Fargo                35.11%
                                        Fremont                  64.89%
Lien                                     First                   97.39%
                                         Second                   2.61%
Loans with MI (%)                                                24.17%

Property Type                             SFR                    80.28%
                                       2-4 Family                12.25%
                                      Condominium                 7.35%
                                  Manufactured Housing            0.11%

Occupancy Status                     Owner Occupied              86.92%
                                   Non-Owner Occupied            11.54%
                                      Second Home                 1.54%
Geographic Distribution                California                31.95%
                                        Florida                   7.48%
                                        New York                  7.18%
                                       New Jersey                 7.09%
                                     Massachusetts                4.44%

Number of States (including DC)                                     50
Largest Zip Code Concentration         02124 (MA)                 0.40%
Loans with Prepayment Penalties                                  72.12%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
TOTAL MORTGAGE LOANS

Originators

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Originators                   Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Fremont                         3,141   $566,674,272.92          64.89%    6.833%      630      82.48%        355         352      3
Wells Fargo                     1,390    306,558,082.65          35.11     5.385       683      85.23         360         355      5
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4

Range of Mortgage Coupons


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Mortgage Coupons              Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
3.001 - 3.500                       7     $1,863,037.98           0.21%    3.389%      710      76.52%        360         356      4
3.501 - 4.000                      66     14,851,198.87           1.7       3.88       703      73.98         360         356      4
4.001 - 4.500                     194     46,691,690.01           5.35     4.381%      689      79.96%        360         356      4
4.501 - 5.000                     388     96,392,890.78          11.04     4.824       685      83.43         360         356      4
5.001 - 5.500                     411     98,503,226.23          11.28     5.321       670      82.83         360         356      4
5.501 - 6.000                     600    144,256,037.44          16.52     5.821       661      82.38         359         355      4
6.001 - 6.500                     644    142,240,012.07          16.29     6.303       650      84.38         360         356      4
6.501 - 7.000                     602    128,913,199.06          14.76     6.796       637      84.76         358         355      3
7.001 - 7.500                     286     54,312,949.50           6.22     7.294       624      85.64         359         356      3
7.501 - 8.000                     359     61,711,438.93           7.07     7.775       601      84.2          359         356      3
8.001 - 8.500                     214     28,556,704.49           3.27     8.286       592      84.09         353         350      3
8.501 - 9.000                     164     18,382,000.56           2.11     8.766       590      85.34         341         338      3
9.001 - 9.500                     106     10,063,279.10           1.15     9.321       578      78.73         339         335      3
9.501 - 10.000                     94      7,971,026.80           0.91     9.836       589      81.26         324         322      3
10.001 - 10.500                    32      3,427,799.68           0.39    10.252       561      71.91         346         343      3
10.501 - 11.000                   104      5,378,576.89           0.62    10.825       606      88.51         278         276      3
11.001 - 11.500                    67      3,828,724.86           0.44    11.234       587      85.13         292         289      3
11.501 - 12.000                   125      3,872,157.76           0.44    11.792       610      97.11         232         229      3
12.001 - 12.500                    37      1,041,684.62           0.12    12.237       618      93.9          251         248      3
12.501 - 13.000                    25        838,039.40           0.10    12.78        626      98.8          210         207      3
13.001 - 13.500                     5         96,377.77           0.01    13.215       622      99.08         206         202      4
13.501 - 14.000                     1         40,302.77           0.00    13.775       623     100            240         237      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Combined Original Loan-to-Value Ratio

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Combined Original LTV         Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
10.01 - 15.00                       1        $19,833.81           0.00%    5.750%      775      10.31%        360         353      7
15.01 - 20.00                       2        557,128.56           0.06     5.822       695      15.12         360         355      5
20.01 - 25.00                       3        199,386.18           0.02     7.825       570      22.94         315         312      3
25.01 - 30.00                       3        216,560.23           0.02     7.340       642      27.94         360         357      3
30.01 - 35.00                      13      1,520,849.04           0.17     5.615       687      33.45         360         356      4
35.01 - 40.00                      12      2,574,950.91           0.29     5.860       630      36.85         337         333      4
40.01 - 45.00                      19      4,725,960.67           0.54     5.666       654      42.40         360         356      4
45.01 - 50.00                      21      4,015,668.82           0.46     6.234       623      47.51         360         357      3
50.01 - 55.00                      34      5,234,860.27           0.60     6.934       617      53.42         360         357      3
55.01 - 60.00                      58     10,927,618.11           1.25     6.566       626      57.96         355         352      4
60.01 - 65.00                     115     24,578,201.36           2.81     6.766       615      63.55         355         352      3
65.01 - 70.00                     186     39,045,194.79           4.47     6.581       625      68.87         360         356      4
70.01 - 75.00                     209     43,425,718.80           4.97     6.475       619      73.81         357         353      4
75.01 - 80.00                   1,255    276,428,018.15          31.66     5.994       647      79.73         360         357      3
80.01 - 85.00                     321     66,596,565.29           7.63     6.392       629      84.30         357         354      4
85.01 - 90.00                   1,108    236,772,907.56          27.11     6.267       653      89.67         360         356      4
90.01 - 95.00                     636    106,583,668.36          12.21     5.954       679      94.64         357         352      5
95.01 - 100.00                    535     49,809,264.66           5.70     8.586       662      99.73         319         316      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Cut-off Date Principal Balance

                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Principal Balance             Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
less than 50,000.00               361     $9,666,453.18           1.11%   10.553%      637      95.21%        232         229      3
50,000.01 - 75,000.00             314     19,836,020.78           2.27     8.586       634      87.65         325         322      3
75,000.01 - 100,000.00            440     38,761,824.50           4.44     7.202       640      84.12         349         346      4
100,000.01 - 125,000.00           470     52,931,412.15           6.06     6.841       641      83.91         356         352      4
125,000.01 - 150,000.00           425     58,503,603.87           6.70     6.595       645      83.38         359         355      4
150,000.01 - 175,000.00           412     66,961,708.43           7.67     6.336       651      83.72         360         356      4
175,000.01 - 200,000.00           341     63,811,168.76           7.31     6.418       634      81.94         358         354      4
200,000.01 - 225,000.00           317     67,553,288.55           7.74     6.317       644      82.41         359         356      4
225,000.01 - 250,000.00           232     55,027,797.14           6.30     6.242       646      84.28         359         356      4
250,000.01 - 275,000.00           219     57,396,925.32           6.57     6.108       647      82.46         359         356      4
275,000.01 - 300,000.00           183     52,482,986.58           6.01     6.256       652      84.48         360         356      4
300,000.01 - 325,000.00           165     51,512,570.01           5.90     6.040       642      85.86         360         356      4
325,000.01 - 350,000.00           137     46,330,157.33           5.31     6.003       648      83.16         359         355      4
350,000.01 - 375,000.00           101     36,528,374.90           4.18     5.991       648      83.96         356         353      3
375,000.01 - 400,000.00            97     37,532,461.35           4.30     5.999       646      84.64         360         356      4
400,000.01 - 425,000.00            74     30,616,033.14           3.51     5.948       667      84.30         360         357      3
425,000.01 - 450,000.00            50     21,882,520.92           2.51     5.924       663      84.55         360         356      4
450,000.01 - 475,000.00            31     14,359,308.39           1.64     5.828       661      85.26         360         356      4
475,000.01 - 500,000.00            69     33,967,972.11           3.89     5.898       659      79.89         360         356      4
500,000.01 - 525,000.00            13      6,682,483.69           0.77     5.470       672      83.71         360         356      4
525,000.01 - 550,000.00            13      6,982,313.01           0.80     5.745       669      79.47         360         356      4
550,000.01 - 575,000.00            13      7,307,210.57           0.84     5.299       659      81.44         360         355      5
575,000.01 - 600,000.00            15      8,819,403.46           1.01     5.413       674      83.72         360         356      4
600,000.01 - 625,000.00             8      4,918,923.99           0.56     5.171       674      83.27         360         356      4
625,000.01 - 650,000.00            15      9,622,372.01           1.10     5.253       675      81.06         360         355      5
650,000.01 - 675,000.00             1        667,200.00           0.08     6.250       605      80.00         360         356      4
675,000.01 - 700,000.00             1        688,664.76           0.08     4.625       701      76.37         360         353      7
700,000.01 - 725,000.00             1        718,032.92           0.08     6.490       626      80.00         360         357      3
725,000.01 - 750,000.00             5      3,710,023.46           0.42     5.311       674      71.86         360         355      5
850,000.01 - 875,000.00             3      2,593,800.91           0.30     5.792       669      68.35         360         355      5
875,000.01 - 900,000.00             1        898,737.99           0.10     5.750       653      65.00         360         355      5
975,000.01 - 1,000,000.00           4      3,960,601.39           0.45     5.238       670      57.34         360         355      5
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Original Term to Maturity


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Original Term to Maturity     Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
<= 60                              14       $110,074.85           0.01%   11.431%      604      95.00%         60          57      3
61 - 120                           92      1,022,680.99           0.12    11.808       614      95.26         120         117      3
121 - 180                          69      3,865,224.88           0.44     8.298       614      76.58         180         177      3
181 - 240                         318     17,629,798.89           2.02    10.101       648      98.10         240         237      3
301 - 360                       4,038    850,604,575.96          97.41     6.231       648      83.15         360         356      4
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Remaining Term to Maturity


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Remaining Term to Maturity    Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
56 - 60                            14       $110,074.85           0.01%   11.431%      604      95.00%         60          57      3
111 - 115                           2         30,835.68           0.00    10.529       621      98.14         120         115      5
116 - 120                          90        991,845.31           0.11    11.847       614      95.17         120         117      3
171 - 175                           4        479,953.45           0.05     7.361       598      65.87         180         175      5
176 - 180                          65      3,385,271.43           0.39     8.431       616      78.10         180         177      3
231 - 235                           7        308,303.17           0.04    10.366       664     100.00         240         235      5
236 - 240                         311     17,321,495.72           1.98    10.096       648      98.07         240         237      3
331 - 335                           1         68,848.26           0.01     9.250       732      90.00         360         333     27
341 - 345                           1         69,916.89           0.01    11.250       692      95.00         360         345     15
346 - 350                           6      1,119,116.46           0.13     7.136       652      88.90         360         350     10
351 - 355                         981    220,408,942.69          25.24     5.728       676      84.98         360         354      6
356 - 360                       3,049    628,937,751.66          72.02     6.404       639      82.50         360         357      3
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Credit Score


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Credit Score                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
801 - 850                          14     $2,015,093.48           0.23%    5.453%      806      80.39%        358         353      5
751 - 800                         218     44,934,918.57           5.15     5.488       769      83.10         359         355      4
701 - 750                         556    117,347,942.37          13.44     5.693       722      85.14         357         353      4
651 - 700                       1,206    247,172,570.81          28.31     5.886       673      84.85         357         353      4
601 - 650                       1,485    290,225,994.32          33.24     6.364       629      84.27         355         352      4
551 - 600                         704    111,302,065.17          12.75     7.239       579      81.46         355         352      3
501 - 550                         343     59,293,763.85           6.79     8.128       527      74.53         358         355      3
451 - 500                           5        940,007.00           0.11     8.578       500      66.03         360         357      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Property Type


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Property Type                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Single Family                   3,683   $701,068,810.37          80.28%    6.278%      646      83.46%        356         353      4
2-4 Family                        466    107,007,107.31          12.25     6.635       652      82.92         358         354      4
Condominium                       242     41,211,144.59           4.72     6.819       643      82.55         355         352      3
Low Rise Condo                    121     20,810,344.45           2.38     5.482       695      86.61         360         355      5
High Rise Condo                    11      2,151,380.91           0.25     5.046       683      88.02         360         355      5
MF Housing                          8        983,567.94           0.11     6.171       661      87.70         360         354      6
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Occupancy Status


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Occupancy Status              Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Owner Occupied                  3,841   $759,008,110.26          86.92%    6.316%      644      83.61%        356         352      4
Investor                          622    100,732,944.84          11.54     6.447       679      82.42         359         355      4
Second Home                        68     13,491,300.47           1.54     5.890       647      81.72         359         355      4
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Documentation


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Documentation                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Full Documentation              2,320   $406,626,589.93          46.57%    6.636%      628      83.10%        355         352      3
Stated                            781    150,092,156.12          17.19     7.385       634      81.11         354         351      3
No Doc                            519    105,457,942.74          12.08     5.465       694      85.40         360         355      5
No Ratio w nonverified assets     430     96,675,205.33          11.07     5.629       673      86.58         360         355      5
Stated w nonverified assets       276     65,691,280.36           7.52     5.074       676      84.50         360         355      5
Stated w verified assets           97     24,151,051.95           2.77     4.848       692      81.32         360         355      5
No Ratio w verified assets         68     14,582,602.27           1.67     5.486       686      84.72         360         354      6
Easy                               40      9,955,526.87           1.14     6.569       610      77.81         356         353      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Loan Purpose


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Loan Purpose                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Purchase                        2,484   $448,688,251.58          51.38%    6.255%      666      85.97%        355         352      4
C/O Refi                        1,727    358,487,788.77          41.05     6.427       628      81.03         358         354      4
R/T Refi                          312     64,958,278.01           7.44     6.221       641      79.32         357         353      4
Texas C/O Refi                      8      1,098,037.21           0.13     7.911       560      79.49         360         356      4
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Product Type


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Product Type                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
2/28 ARM                        2,673   $546,396,509.82          62.57%    6.434%      641      84.19%        360         356      4
2/28 IO                           485    131,764,432.42          15.09     5.583       662      82.01         360         357      3
3/27 ARM                          448     94,757,219.51          10.85     5.246       686      81.28         360         355      5
30 YR FIXED                       409     71,511,239.59           8.19     7.239       628      79.99         360         357      3
20 YR FIXED                       318     17,629,798.89           2.02    10.101       648      98.10         240         237      3
3/27 IO                            23      6,175,174.62           0.71     5.462       675      80.91         360         358      2
15 YR FIXED                        69      3,865,224.88           0.44     8.298       614      76.58         180         177      3
10 YR FIXED                        92      1,022,680.99           0.12    11.808       614      95.26         120         117      3
5 YR FIXED                         14        110,074.85           0.01    11.431       604      95.00          60          57      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Lien Position


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Lien Position                 Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
1                               4,009   $850,453,053.30          97.39%    6.216%      648      83.02%        359         356      4
2                                 522     22,779,302.27           2.61    10.388       651      99.31         253         250      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


IO Term (Months)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
IO Term                       Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
0                               4,023   $735,292,748.53          84.20%    6.465%      646      83.72%        356         352      4
24                                485    131,764,432.42          15.09     5.583       662      82.01         360         357      3
36                                 23      6,175,174.62           0.71     5.462       675      80.91         360         358      2
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


MI Provider


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
MI Coverage                   Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Amerin Guarantee                  430    $91,292,776.65          10.45%    5.922%      678      91.35%        360         354      6
Not Insured                     3,541    662,203,711.09          75.83     6.557       638      80.93         355         352      3
PMI Mortgage Insurance Corp.      560    119,735,867.83          13.71     5.347       680      91.33         360         355      5
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


MI Coverage (%)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
MI Coverage( %)               Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
0                               3,541   $662,203,711.09          75.83%    6.557%      638      80.93%        355         352      3
22                                 79     19,278,654.61           2.21     5.279       669      83.84         360         355      5
30                                911    191,749,989.87          21.96     5.628       680      92.09         360         355      5
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Prepayment Penalty Term


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Prepayment Penalty Term       Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
No Prepayment Penalty           1,162   $243,469,575.92          27.88%    6.250%      660      84.24%        357         353      4
12                                317     61,404,434.75           7.03     7.061       633      82.59         355         352      3
24                              2,549    475,893,930.60          54.50     6.299       644      83.72         357         353      3
30                                  2        403,430.50           0.05     5.953       668      82.30         360         358      2
36                                501     92,060,983.80          10.54     6.171       652      80.49         355         351      4
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Geographic Distribution


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combine     Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Geographic Distribution       Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
California                      1,139   $278,994,609.87          31.95%    6.015%      657      81.87%        356         352      3
Florida                           440     65,279,129.00           7.48     6.693       636      83.36         357         354      4
New York                          262     62,734,626.35           7.18     6.758       631      81.64         356         353      3
New Jersey                        262     61,927,412.73           7.09     7.061       624      82.04         357         354      3
Massachusetts                     164     38,813,568.38           4.44     6.400       652      85.07         357         353      4
Illinois                          224     38,012,718.57           4.35     6.632       640      84.64         356         352      4
Minnesota                         149     28,462,347.03           3.26     5.959       663      87.11         359         355      4
Colorado                          136     26,946,815.38           3.09     5.742       669      84.18         359         354      4
Maryland                          142     26,651,024.63           3.05     6.518       630      81.99         359         355      3
Virginia                          126     25,643,150.62           2.94     6.189       647      82.99         357         353      4
Georgia                           125     20,058,896.08           2.30     6.433       653      85.37         356         352      4
Nevada                            104     19,801,519.70           2.27     6.058       662      85.75         359         355      4
Arizona                           116     18,108,731.98           2.07     5.930       663      86.33         355         351      4
Washington                        103     16,754,416.25           1.92     5.964       660      85.56         354         350      4
Texas                              93     12,128,838.03           1.39     6.600       639      83.57         356         352      4
Michigan                           93     11,567,172.76           1.32     6.918       628      83.82         360         356      4
Connecticut                        68      9,438,690.41           1.08     7.325       614      84.02         351         348      3
Hawaii                             48      9,242,095.29           1.06     6.408       654      83.71         345         341      3
North Carolina                     78      8,593,287.45           0.98     6.920       637      85.12         354         350      3
Missouri                           52      8,239,630.61           0.94     6.437       648      87.85         360         355      5
Pennsylvania                       69      7,933,057.27           0.91     7.114       618      83.77         354         350      3
Utah                               45      7,272,719.14           0.83     5.752       663      85.53         359         355      4
Ohio                               58      6,729,303.61           0.77     6.120       661      86.80         359         355      4
Oregon                             49      6,659,092.53           0.76     5.855       659      80.77         354         350      4
New Mexico                         30      6,490,899.15           0.74     5.907       683      84.07         360         355      5
Wisconsin                          43      5,584,064.70           0.64     6.614       638      88.72         359         355      4
New Hampshire                      24      4,539,240.22           0.52     6.344       677      86.38         358         354      4
Indiana                            32      4,223,691.32           0.48     6.423       642      86.92         360         356      4
South Carolina                     35      4,051,156.85           0.46     6.159       649      88.92         355         351      5
Tennessee                          29      3,518,312.96           0.40     6.763       633      85.44         358         355      3
Rhode Island                       21      3,402,487.19           0.39     7.139       643      86.76         357         354      3
Kansas                             15      2,902,064.07           0.33     6.074       664      90.68         358         354      5
Delaware                           14      2,726,593.54           0.31     5.889       649      83.68         360         356      4
Idaho                              26      2,665,292.53           0.31     6.473       652      86.11         352         348      4
Iowa                               23      2,563,198.56           0.29     5.656       675      89.77         360         355      5
Kentucky                           13      2,211,397.00           0.25     5.227       694      81.82         360         355      5
Maine                              10      1,861,265.29           0.21     6.126       654      84.56         347         342      4
Alabama                             8      1,613,559.26           0.18     5.091       681      89.47         360         355      5
Oklahoma                           12      1,559,068.39           0.18     6.815       640      89.07         360         355      5
Louisiana                           9      1,252,320.33           0.14     4.960       696      91.64         360         355      5
Montana                             6      1,148,515.50           0.13     5.410       666      88.22         360         356      4
District of Columbia                6      1,104,347.99           0.13     6.034       690      88.80         360         354      6
West Virginia                       7        951,682.12           0.11     5.873       623      85.41         360         355      5
South Dakota                        6        846,598.57           0.10     5.929       691      93.40         360         354      6
Mississippi                         4        570,276.72           0.07     5.773       674      92.60         360         354      6
Vermont                             3        361,796.98           0.04     7.943       614      78.46         348         345      3
Alaska                              2        358,276.42           0.04     5.743       629      79.84         360         357      3
Arkansas                            3        319,617.03           0.04     6.423       661      94.09         360         355      5
Nebraska                            3        271,003.62           0.03     6.542       639      80.68         360         355      5
North Dakota                        2        142,775.59           0.02     5.441       643      84.71         360         355      5
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          4,531   $873,232,355.57         100.00%    6.325%      648      83.44%        356         353      4


Range of Gross Margins - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Gross Margin                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
1.501 - 2.000                      30     $7,270,262.73           0.93%    4.098%      719      73.17%        360         355      5
2.001 - 2.500                     192     47,016,780.35           6.03     4.723       690      72.14         360         355      5
2.501 - 3.000                     494    111,164,028.72          14.27     5.263       683      84.78         360         355      5
3.001 - 3.500                     573    123,490,576.94          15.85     5.732       678      90.48         360         355      5
3.501 - 4.000                      87     15,165,714.91           1.95     5.972       680      90.89         360         355      5
4.001 - 4.500                      14      2,450,719.00           0.31     6.373       676      92.21         360         354      6
4.501 - 5.000                       5      1,741,560.00           0.22     3.999       720      80.00         360         357      3
5.001 - 5.500                      29      9,595,448.79           1.23     4.440       693      80.03         360         357      3
5.501 - 6.000                     107     32,026,436.64           4.11     4.868       688      80.13         360         357      3
6.001 - 6.500                     157     39,437,689.49           5.06     5.353       657      79.65         360         357      3
6.501 - 7.000                   1,941    389,734,118.80          50.02     6.965       620      82.80         360         357      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629   $779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Initial Periodic Rate Cap - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Initial Cap                   Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
3.000                           3,629   $779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629   $779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Periodic Rate Cap - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Periodic Cap                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
1.000                           1,390   $306,558,082.65          39.35%    5.385%      683      85.23%        360         355      5
1.500                           2,239    472,535,253.72          60.65     6.626       629      82.29         360         357      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629   $779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Range of Maximum Interest Rates - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Maximum Rate                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
9.001 - 9.500                       7     $1,863,037.98           0.24%    3.389%      710      76.52%        360         356      4
9.501 - 10.000                     61     13,109,638.87           1.68     3.865       701      73.18         360         356      4
10.001 - 10.500                   169     38,276,241.22           4.91     4.372       689      79.95         360         355      5
10.501 - 11.000                   292     67,714,733.83           8.69     4.796       684      84.85         360         355      5
11.001 - 11.500                   279     67,048,481.30           8.61     5.209       680      84.39         360         355      5
11.501 - 12.000                   354     87,251,872.81          11.20     5.472       684      83.91         360         356      4
12.001 - 12.500                   390     87,238,145.21          11.20     5.856       670      85.02         360         356      4
12.501 - 13.000                   418     99,195,984.66          12.73     6.031       653      83.25         360         356      4
13.001 - 13.500                   350     79,564,493.15          10.21     6.329       633      83.09         360         357      3
13.501 - 14.000                   424     92,828,283.00          11.91     6.815       627      84.62         360         357      3
14.001 - 14.500                   248     46,951,578.43           6.03     7.292       623      85.91         360         357      3
14.501 - 15.000                   288     50,393,276.07           6.47     7.775       598      84.20         360         357      3
15.001 - 15.500                   148     20,697,576.27           2.66     8.273       583      82.99         360         357      3
15.501 - 16.000                    79     10,541,940.14           1.35     8.752       567      82.31         360         357      3
16.001 - 16.500                    49      6,129,482.20           0.79     9.310       551      71.72         360         357      3
16.501 - 17.000                    31      4,316,506.03           0.55     9.834       541      68.29         360         357      3
17.001 - 17.500                    19      2,969,309.71           0.38    10.270       549      67.61         360         357      3
17.501 - 18.000                    11      1,385,749.04           0.18    10.852       526      61.06         360         357      3
18.001 - 18.500                    10      1,420,255.70           0.18    11.238       526      61.03         360         357      3
18.501 - 19.000                     2        196,750.75           0.03    11.656       527      66.87         360         357      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629    779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Range of Minimum Interest Rates - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Minimum Rate                  Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
3.001 - 3.500                       7     $1,863,037.98           0.24%    3.389%      710      76.52%        360         356      4
3.501 - 4.000                      66     14,851,198.87           1.91     3.880       703      73.98         360         356      4
4.001 - 4.500                     194     46,691,690.01           5.99     4.381       689      79.96         360         356      4
4.501 - 5.000                     388     96,392,890.78          12.37     4.824       685      83.43         360         356      4
5.001 - 5.500                     411     98,503,226.23          12.64     5.321       670      82.83         360         356      4
5.501 - 6.000                     560    133,969,814.54          17.20     5.817       661      83.01         360         356      4
6.001 - 6.500                     572    125,061,259.87          16.05     6.306       650      85.41         360         356      4
6.501 - 7.000                     534    114,583,138.07          14.71     6.802       637      85.97         360         356      4
7.001 - 7.500                     258     48,691,659.12           6.25     7.293       625      86.17         360         357      3
7.501 - 8.000                     290     50,827,851.06           6.52     7.777       599      84.23         360         357      3
8.001 - 8.500                     147     20,628,728.01           2.65     8.269       582      82.97         360         357      3
8.501 - 9.000                      79     10,541,940.14           1.35     8.752       567      82.31         360         357      3
9.001 - 9.500                      50      6,198,330.46           0.80     9.310       553      71.93         360         356      4
9.501 - 10.000                     31      4,316,506.03           0.55     9.834       541      68.29         360         357      3
10.001 - 10.500                    18      2,899,392.82           0.37    10.246       546      66.95         360         357      3
10.501 - 11.000                    11      1,385,749.04           0.18    10.852       526      61.06         360         357      3
11.001 - 11.500                    11      1,490,172.59           0.19    11.238       534      62.63         360         357      3
11.501 - 12.000                     2        196,750.75           0.03    11.656       527      66.87         360         357      3
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629    779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Next Interest Adjustment Date - (Adjustable Loans Only)


                              Number                        Percent                            W.A.        W.A.       W.A.
                                of         Aggregate        of Loans       W.A.      W.A.    Combined    Original   Remaining   W.A.
                             Mortgage      Principal      by Principal    Gross     Credit   Original    Term to     Term to    Loan
Next Rate Adjustment Date     Loans         Balance         Balance       Coupon    Score      LTV       Maturity   Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
May 1, 2005                         1        $68,848.26           0.01%    9.250%      732      90.00%        360         333     27
September 1, 2005                   2        434,574.99           0.06     7.933       636      87.72         360         349     11
October 1, 2005                     2        356,047.92           0.05     6.855       673      91.75         360         350     10
November 1, 2005                    8      1,850,306.90           0.24     6.872       676      88.96         360         351      9
December 1, 2005                   11      2,244,928.59           0.29     6.223       658      84.00         360         352      8
January 1, 2006                    80     17,435,599.16           2.24     6.153       685      87.57         360         353      7
February 1, 2006                  294     65,020,074.75           8.35     5.983       673      87.44         360         354      6
March 1, 2006                     330     76,597,805.75           9.83     5.598       669      84.83         360         355      5
April 1, 2006                     476     99,632,239.66          12.79     5.556       663      86.12         360         356      4
May 1, 2006                     1,402    299,807,249.05          38.48     6.608       630      82.51         360         357      3
June 1, 2006                      554    114,852,032.36          14.74     6.614       631      81.52         360         358      2
October 1, 2006                     2        328,493.55           0.04     6.388       651      87.37         360         350     10
November 1, 2006                    3        964,873.49           0.12     5.630       698      80.66         360         351      9
December 1, 2006                    5      1,303,319.88           0.17     5.841       673      89.97         360         352      8
January 1, 2007                    23      5,296,739.24           0.68     5.681       699      82.01         360         353      7
February 1, 2007                   85     18,648,365.46           2.39     5.494       683      79.66         360         354      6
March 1, 2007                     124     27,321,046.14           3.51     5.003       692      81.49         360         355      5
April 1, 2007                     164     33,890,758.18           4.35     4.884       693      81.54         360         356      4
May 1, 2007                        20      4,323,896.19           0.55     6.095       637      79.85         360         357      3
June 1, 2007                       43      8,716,136.85           1.12     6.097       658      81.48         360         358      2
                             --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          3,629   $779,093,336.37         100.00%    6.138%      650      83.44%        360         356      4


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                   [GRAPHIC]
--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$858,639,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-HE1 Offered Classes: A-1, A-2, A-3, A-4, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 & M-9

Asset Backed Funding Corporation
Depositor

Fremont Investment & Loan
Originator and Interim Servicer

HomEq Servicing Corporation
Servicer

Wells Fargo Bank, N.A.
Originator, Servicer and Master Servicer

The Murrayhill Company
Credit Risk Manager


August 5th 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

>>    Summary of Certificates                               pp. 3

>>    Important Dates and Contacts                          pp. 4

>>    Summary of Terms                                      pp. 5

>>    Credit Enhancement                                          pp. 7

>>    Pass-Through Rates                                          pp. 10

>>    Trigger Events                                              pp. 11

>>    Yield Maintenance Agreements                          pp. 12

>>    Waterfall                                                   pp. 14

>>    Definitions                                                 pp. 18

>>    Bond Summary                                                pp. 23

>>    Cap Schedules                                               pp. 27


   Annex A
   -------
   Collateral Information is located in the accompanying ABFC 2004-HE1 Annex


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                            SUMMARY OF CERTIFICATES

                                                                                       Expected Last
           Expected                             Expected           Expected              Scheduled
         Approximate    Interest   Principal    WAL (yrs)      Principal Window     Distribution Date(2)   Expected Ratings
Class    Size ($)(1)      Type       Type       Call/Mat        (mos) Call/Mat            Call/Mat          Moody's   S&P
------   ------------   --------   ---------   -----------   --------------------   --------------------   -------  -------
A-1(3)    100,000,000   Floating    Sen PT     2.45 / 2.63    1 to 74 / 1 to 163      Oct-10 / Mar-18        AAA     AAA
A-2(3)    266,430,000   Floating    Sen Seq    1.00 / 1.00    1 to 21 / 1 to 21       May-06 / May-06        AAA     AAA
A-3(3)    301,236,000   Floating    Sen Seq    3.00 / 3.00   21 to 69 / 21 to 69      May-10 / May-10        AAA     AAA
A-4(3)     59,774,000   Floating    Sen Seq    6.13 / 8.05   69 to 74 / 69 to 163     Oct-10 / Mar-18        AAA     AAA
M-1        45,898,000   Floating     Mezz      4.43 / 4.83   39 to 74 / 39 to 129     Oct-10 / May-15        Aa2     AA+
M-2        36,372,000   Floating     Mezz      4.38 / 4.72   38 to 74 / 38 to 117     Oct-10 / May-14        A2       AA
M-3         9,093,000   Floating     Mezz      4.36 / 4.65   38 to 74 / 38 to 102     Oct-10 / Feb-13        A3      AA-
M-4         8,660,000   Floating     Mezz      4.36 / 4.60   38 to 74 / 38 to 97      Oct-10 / Sep-12       Baa1      A+
M-5         8,660,000   Floating     Mezz      4.34 / 4.52   37 to 74 / 37 to 91      Oct-10 / Mar-12       Baa2      A
M-6         8,660,000   Floating     Mezz      4.34 / 4.41   37 to 74 / 37 to 83      Oct-10 / Jul-11       Baa3     BBB+
M-7         2,598,000   Floating     Mezz      4.30 / 4.30   37 to 73 / 37 to 73      Sep-10 / Sep-10        N/R     BBB+
M-8         6,062,000   Floating     Mezz      4.14 / 4.14   37 to 70 / 37 to 70      Jun-10 / Jun-10        N/R     BBB
M-9         5,196,000   Floating     Mezz      3.75 / 3.75   37 to 58 / 37 to 58      Jun-09 / Jun-09        N/R     BBB-

(1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(2) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.
(3) The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates will be sized on investor demand and may be either combined or further divided.

--------------------------------------------------------------------------------
(1) The margins on the Class A Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(2) The Offered Certificates will be subject to the Net WAC Rate as described herein.
(3) The assumed collateral balance of $866,000,000 used to generate bond sizes is slightly lower than the Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of July.
--------------------------------------------------------------------------------


                                 PRICING SPEED
                                 -------------

Adjustable-rate    100% ARM PPC
Mortgage Loans
                   100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35%
                   CPR in month twenty-four, and remain at 35% CPR thereafter.

Fixed-rate         100% FRM PPC
Mortgage Loans
                   100% FRM PPC assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23%
                   CPR in month ten, and remain at 23% CPR thereafter.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                           SUMMARY OF IMPORTANT DATES
                           --------------------------

Deal Information                       Collateral Information
Expected Pricing         08/06/04      Cut-off Date   08/01/2004
Expected Settlement      08/26/04
First Distribution       09/27/04
Expected Stepdown        09/25/07

Bond Information

                     Initial                            Expected Last Scheduled     REMIC
                     Accrual                    Delay     Distribution Date*       Maturity
Class   Dated Date    Days     Accrual Method   Days           Call/Mat             Date**
-----   ----------   -------   --------------   -----   -----------------------   ----------
A-1      08/26/04          0      Act/360           0       Oct-10 / Mar-18       7/25/2034
A-2      08/26/04          0      Act/360           0       May-06 / May-06       7/25/2034
A-3      08/26/04          0      Act/360           0       May-10 / May-10       7/25/2034
A-4      08/26/04          0      Act/360           0       Oct-10 / Mar-18       7/25/2034
M-1      08/26/04          0      Act/360           0       Oct-10 / May-15       7/25/2034
M-2      08/26/04          0      Act/360           0       Oct-10 / May-14       7/25/2034
M-3      08/26/04          0      Act/360           0       Oct-10 / Feb-13       7/25/2034
M-4      08/26/04          0      Act/360           0       Oct-10 / Sep-12       7/25/2034
M-5      08/26/04          0      Act/360           0       Oct-10 / Mar-12       7/25/2034
M-6      08/26/04          0      Act/360           0       Oct-10 / Jul-11       7/25/2034
M-7      08/26/04          0      Act/360           0       Sep-10 / Sep-10       7/25/2034
M-8      08/26/04          0      Act/360           0       Jun-10 / Jun-10       7/25/2034
M-9      08/26/04          0      Act/360           0       Jun-09 / Jun-09       7/25/2034


* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


                                    CONTACTS
                                    --------

Banc of America Securities LLC
Mortgage Trading/Syndicate             Tel: (212) 847 5095
                                       Fax: (212) 847 6230
Rob Karr                               robert.h.karr@bankofamerica.com
Patrick Beranek                        patrick.beranek@bankofamerica.com
Charlene Balfour                       charlene.c.balfour@bankofamerica.com
Chris Springer                         chris.springer@bankofamerica.com

Principal Finance Group                Fax: (704) 388-9668

Shaun Ahmad                            Tel: (704) 387-2658
                                       shaun.ahmad@bankofamerica.com
Rajneesh Salhotra                      Tel: (704) 386-1540
                                       rajneesh.salhotra@bankofamerica.com
Pinar Kip                              Tel: (212) 933-3006
                                       pinar.kip@bankofamerica.com
Rating Agencies

Andrew Lipton - Moody's                Tel: (212) 553-7103
                                       andrew.lipton@moodys.com
Adrian Techeira - S&P                  Tel: (212) 438-2103
                                       adrian_techeira@sandp.com


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                SUMMARY OF TERMS
                                ----------------

Title of Securities:           Asset Backed Funding Corporation
                               Asset Backed Certificates, Series 2004-HE1, the
                               "Trust".

Offered Certificates:          The Class A-1, Class A-2, Class A-3, Class A-4
                               Certificates (together, the "Class
                               A Certificates") and the Class M-1, Class M-2,
                               Class M-3, Class M-4, Class M-5, Class M-6,
                               Class M-7, Class M-8 and Class M-9 Certificates
                               (the "Mezzanine Certificates").

Sequential Certificates:       The Class A-2, Class A-3 and Class
                               A-4 Certificates. All principal distributions to the Sequential Certificates shall be paid first, to the Class A-2 Certificates until the principal balance of the Class A-2 Certificates is reduced to zero, second, to the Class A-3 Certificates until the principal balance of the Class A-3
                               Certificates is reduced to zero, and then to Class A-4 Certificates.

Offering Type:                 All the Offered Certificates will be offered
                               publicly pursuant to a Prospectus.

Depositor:                     Asset Backed Funding Corporation.

Originators:                   Wells Fargo Bank, N.A. ("Wells Fargo") and
                               Fremont Investment & Loan ("Fremont").

Servicers:                     HomEq Servicing Corporation ("HomEq") and Wells
                               Fargo.

Interim Servicer:              Fremont (with respect to the Fremont originated
                               loans).

Master Servicer:               Wells Fargo.

Servicing Transfer:            The Mortgage Loans that were originated
                               by Fremont will continue to be serviced by Fremont until the end of the Interim Servicing
                               Period, at which time the servicing of such loans will be transferred to HomEq.

Interim Servicing Period:      From the Cut-off Date to October 31, 2004.

Trustee:                       Deutsche Bank National Trust Company.

Securities Administrator:      Wells Fargo.

Credit Risk Manager:           The Murrayhill Company.

Lead Manager and               Banc of America Securities LLC.
Bookrunner:

Co-Managers:                   Bear, Stearns & Co. Inc. and WaMu Capital Corp.

Closing Date:                  On or about August 26, 2004.

Tax Status:                    The Offered Certificates will be designated
                               as regular interests in one or more
                               REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:             All of the Offered Certificates are
                               expected to be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:             The Offered Certificates are not
                               expected to constitute "mortgage related securities" for purposes of SMMEA.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

                                SUMMARY OF TERMS
                                ----------------

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning in September 2004.

Accrued Interest:             The price to be paid by investors for the
                              Offered Certificates will not include accrued interest (settle flat).

Day Count:                    With respect to the Offered Certificates
                              Actual/360.

Payment Delay:                With respect to the Offered Certificates 0 days.

Servicing Fee for Wells
Fargo Serviced Loans:         Approximately 0.375% per annum on the aggregate
                              principal balance of such Mortgage Loans.

Servicing Fee for HomEq
Serviced Loans:               Approximately 0.50% per annum on the aggregate
                              principal balance of such Mortgage Loans.

Interim Servicing Fee for
Fremont Serviced Loans:       Approximately 0.50% per annum on the aggregate
                              principal balance of such Mortgage Loans.

Credit Risk Manager Fee:      Approximately 0.016% per annum on the aggregate
                              principal balance of the Mortgage Loans.

Cut-off Date:                 The close of business on August 1, 2004.

Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the Mortgage Loans is approximately
                              $873,232,355.57 ("the "Mortgage Loans"). For
                              the Wells Fargo originated loans, the servicer
                              ("Wells Fargo") has acquired loan-level
                              lender-paid primary mortgage insurance (MI) policies for approximately 24.17% of the Mortgage Loans.

                              See the accompanying ABFC 2004-HE1 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date:    The first Distribution Date on
                              which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date ("Cut-off Date Principal
                              Balance").

Monthly Servicer Advances:    The applicable Servicer will be obligated to
                              advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of any Servicing Fees due such Servicer) that were due during the related period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the applicable Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                               CREDIT ENHANCEMENT
                               ------------------

Credit Enhancement:         Credit enhancement for the structure is provided by
                            Excess Cashflow, overcollateralization and subordination.

                            Certificate Credit Enhancement

                            (1) The Class A Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 15.15% in subordinate certificates.

                            (2) The Class M-1 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 9.85% in subordinate certificates.

                            (3) The Class M-2 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 5.65% in subordinate certificates.

                            (4) The Class M-3 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 4.60% in subordinate certificates.

                            (5) The Class M-4 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 3.60% in subordinate certificates.

                            (6) The Class M-5 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 2.60% in subordinate certificates.

                            (7) The Class M-6 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 1.60% in subordinate certificates.

                            (8) The Class M-7 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 1.30% in subordinate certificates.

                            (9) The Class M-8 Certificates are enhanced by Excess Cashflow, the Overcollateralization Amount and approximately 0.60% in subordinate certificates.

                            (10) The Class M-9 Certificates are enhanced by Excess Cashflow and the Overcollateralization Amount.


Expected Credit Support
Percentage

                     Class   Initial Credit Support    After Stepdown Support
                     -----   ----------------------    ----------------------
                     A             16.00%                    32.00%
                     M-1           10.70%                    21.40%
                     M-2            6.50%                    13.00%
                     M-3            5.45%                    10.90%
                     M-4            4.45%                     8.90%
                     M-5            3.45%                     6.90%
                     M-6            2.45%                     4.90%
                     M-7            2.15%                     4.30%
                     M-8            1.45%                     2.90%
                     M-9            0.85%                     1.70%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                               CREDIT ENHANCEMENT
                               ------------------

Expected                       Prior to the Stepdown Date, the
Overcollateralization          Overcollateralization Target Amount will be
Target Amount:                 approximately 0.85% of the aggregate
                               Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization
                               Target Amount on or after the Stepdown Date will be the greater of approximately (a)
                               1.70% of the aggregate Principal Balance of the Mortgage Loans at the end of the related collection period and (b) 0.50% of the aggregate Principal Balance of the Mortgage
                               Loans as of the Cut-off Date; provided
                               however, if a Trigger Event has occurred on the related Distribution Date, the
                               Overcollateralization Target Amount will be equal to the Overcollateralization Target
                               Amount for the previous Distribution Date.


Overcollateralization          The Overcollateralization Release Amount means,
Release Amount:                with respect to any Distribution Date on or
                               after the Stepdown Date on which a Trigger
                               Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution
                               Date) over (ii) the Overcollateralization
                               Target Amount for such Distribution Date.

Overcollateralization          As of any Distribution Date, the
Deficiency Amount:             Overcollateralization Deficiency Amount is the
                               excess, if any, of (a) the
                               Overcollateralization Target Amount for such
                               Distribution Date over (b) the
                               Overcollateralization Amount for such
                               Distribution Date, calculated for this
                               purpose after taking into account the
                               reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution
                               Amount (but not the Extra Principal
                               Distribution Amount) on such Distribution
                               Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:  The Overcollateralization Amount is equal to the excess of the aggregate principal
                               balance of the Mortgage Loans over the
                               aggregate principal balance of the
                               Certificates. On the Closing Date, the
                               Overcollateralization Amount is expected to equal the Overcollateralization Target Amount.
                               To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Available Funds:               Available Funds will be equal to the sum of the
                               following amounts with respect to the Mortgage
                               Loans, net of amounts reimbursable or payable therefrom to any of Servicers, the Credit Risk
                               Manager, the Master Servicer or the Trustee:
                               (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the applicable servicer on or prior to the related determination date, (ii) unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges,
                               (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the pooling and servicing agreement, the termination price and (iv) payments from the applicable
                               Servicer in connection with Advances and Compensating Interest for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                               CREDIT ENHANCEMENT
                               ------------------

Excess Cashflow:     For the Certificates on each Distribution Date is
                     equal to the sum of (x) any Overcollateralization Release
                     Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Certificates and (ii) the Principal Remittance Amount.

Stepdown Date:       The earlier to occur of (i) the Distribution Date on
                     which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in September 2007 and (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 32.00%. The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine
                     Certificates and the Overcollateralization Amount
                     (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)



                               PASS THROUGH RATES
                               ------------------

The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate for the Offered Certificates is the lesser of:

(i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

(ii) the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:

The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee.

Adjusted Net Maximum Mortgage Rate:

The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum mortgage interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the Credit Risk Manager Fee.

Maximum Cap Rate:

The Maximum Cap Rate for the Offered Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans.

Net WAC Rate:

The Net WAC Rate for the Offered Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                 TRIGGER EVENT
                                 -------------

Trigger Event:             A Trigger Event exists with respect to any
                           Distribution Date on or after the Stepdown
                           Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are REO) is greater than [40]*% of the Credit Enhancement
                           Percentage or (ii) if the Cumulative Realized
                           Loss Percentage* exceeds the value defined below for such Distribution Date:

                                     Cumulative Realized Loss
       Distribution Dates                   Percentage*
  ----------------------------       ------------------------
  September 2007 - August 2008                [2.75]%
  September 2008 - August 2009                [4.25]%
  September 2009 - August 2010                [5.50]%
    September 2010 and after                  [6.00]%


*The Delinquency Trigger and Cumulative Realized Loss Percentage Triggers are subject to change upon Rating Agency sign-off.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)



                          YIELD MAINTENANCE AGREEMENT
                              Class A Certificates
                              --------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xx) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2006.


                      Yield Maintenance Agreement Schedule
                      ------------------------------------

Period   Notional ($)   Lower Strike    Upper Strike
------   ------------   ------------    ------------
     1    727,440,000           5.58%           7.73%
     2    719,867,422           5.58%           7.73%
     3    711,218,046           5.40%           7.73%
     4    701,506,901           5.58%           7.73%
     5    690,753,327           5.40%           7.73%
     6    678,980,977           5.39%           7.72%
     7    666,217,786           5.99%           7.72%
     8    652,498,539           5.39%           7.72%
     9    638,056,537           5.57%           7.72%
    10    622,929,669           5.38%           7.71%
    11    607,151,803           5.56%           7.71%
    12    590,759,464           5.38%           7.71%
    13    573,791,692           5.37%           7.70%
    14    556,289,865           5.56%           7.70%
    15    538,297,519           5.36%           7.69%
    16    519,860,147           5.55%           7.69%
    17    501,024,978           5.35%           7.68%
    18    481,840,753           5.35%           7.68%
    19    462,357,482           5.95%           7.67%
    20    442,626,194           6.04%           7.66%
    21    423,097,988           6.25%           7.66%
    22    403,719,602           7.58%           7.65%


                                        Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                          YIELD MAINTENANCE AGREEMENT
                             Mezzanine Certificates
                             ----------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Securities Administrator when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 6.53%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xx) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in June 2006.


                      Yield Maintenance Agreement Schedule
                      ------------------------------------

Period   Notional ($)   Strike
------   ------------   ------
     1    131,199,000     4.38%
     2    131,199,000     4.38%
     3    131,199,000     4.20%
     4    131,199,000     4.38%
     5    131,199,000     4.20%
     6    131,199,000     4.20%
     7    131,199,000     4.80%
     8    131,199,000     4.20%
     9    131,199,000     4.38%
    10    131,199,000     4.20%
    11    131,199,000     4.38%
    12    131,199,000     4.20%
    13    131,199,000     4.20%
    14    131,199,000     4.39%
    15    131,199,000     4.20%
    16    131,199,000     4.39%
    17    131,199,000     4.20%
    18    131,199,000     4.20%
    19    131,199,000     4.81%
    20    131,199,000     4.91%
    21    131,199,000     5.12%
    22    131,199,000     6.46%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)



                             INTEREST DISTRIBUTIONS
                             ----------------------

I. On each Distribution Date, the Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date;

(iii) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(x) to the holders of the Class M-8 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(xi) to the holders of the Class M-9 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(xii)     any remainder as described under "Excess Cashflow Distribution".


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                            PRINCIPAL DISTRIBUTIONS
                            -----------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Sequential Certificates, pro rata, until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-6 Certificates until the certificate principal balance is reduced to zero;

(viii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero;

(ix) to the Class M-8 Certificates until the certificate principal balance is reduced to zero; and

(x) to the Class M-9 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                            PRINCIPAL DISTRIBUTIONS
                            -----------------------

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) concurrently, to the holders of the Class A-1 and Sequential Certificates, pro rata, the Class A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.

(viii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ix) to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(x) to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                          EXCESS CASHFLOW DISTRIBUTION
                          ----------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)        to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)       to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)        to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)         to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)        to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)       to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)      to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)        to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)         to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)        to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)       to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)      to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv)       to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)        to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi)       to the Class M-8 Certificates, any Unpaid Interest Shortfall Amount;

(xvii)      to the Class M-8 Certificates, any Allocated Realized Loss Amount;

(xviii)     to the Class M-9 Certificates, any Unpaid Interest Shortfall Amount;

(xix)       to the Class M-9 Certificates, any Allocated Realized Loss Amount;

(xx) to the Offered Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect in the same order and priority in which Accrued Certificate Interest is allocated; and

(xxi) any remaining amounts as specified in the pooling and servicing agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

                                  DEFINITIONS
                                  -----------

Accrued Certificate    Accrued Certificate Interest for each Class of Offered
Interest:              Certificates for each Distribution Date means an amount
                       equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Unpaid Interest        The Unpaid Interest Shortfall Amount means (i) for each
Shortfall Amount:      class of Offered Certificates and the first Distribution
                       Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and
                       (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding
                       Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized     An Allocated Realized Loss Amount with respect to any
Loss Amount:           class of the Mezzanine Certificates and any Distribution
                       Date is an amount equal to the sum of any Realized Losses allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous
                       Distribution Date.

Realized Losses:       A Realized Loss is (i) as to any Mortgage Loan that is
                       liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                       All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-9 Certificates, fourth to the Class M-8 Certificates, fifth to the Class M-7 Certificates, sixth to the Class M-6 Certificates, seventh to the Class M-5 Certificates, eighth to the Class M-4 Certificates, ninth to the Class M-3 Certificates, tenth to the Class M-2 Certificates and eleventh to the Class M-1 Certificates. An allocation of any Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A Certificates. However it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Certificates all interest and principal amounts to which such Certificates are then entitled.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                  DEFINITIONS
                                  -----------

Basic Principal                    The Basic Principal Distribution Amount
Distribution Amount:               means with respect to any Distribution
                                   Date the excess of (i) the Principal
                                   Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release
                                   Amount, if any, for such Distribution Date.

Interest Remittance                The Interest Remittance Amount with
Amount:                            respect to any Distribution Date is that
                                   portion of the Available Funds for such
                                   Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

Principal Distribution             The Principal Distribution Amount with
Amount:                            respect to any Distribution Date is the
                                   sum of (i) the Basic Principal
                                   Distribution Amount for such Distribution
                                   Date and (ii) the Extra Principal
                                   Distribution Amount for such Distribution
                                   Date.

Principal Remittance               The Principal Remittance Amount means with
Amount:                            respect to any Distribution Date, the sum
                                   of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the applicable Servicer that were due during the related collection period and received by the applicable servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the applicable Servicer during the related prepayment period, (iii) the principal portion of all related Net
                                   Liquidation Proceeds and Insurance Proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loans, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price representing principal with respect to the Mortgage Loans.

Extra Principal                    The Extra Principal Distribution Amount
Distribution                       with respect to any Distribution Date is
Amount:                            the lesser of (x) the Excess Cashflow for
                                   such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount
                                   for such Distribution Date.

Class A Principal                  Class A Principal Distribution Amount
Distribution                       means as of any Distribution Date (i)
Amount:                            before the Stepdown Date or as to which a
                                   Trigger Event is in effect, the lesser of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                                   (a) the aggregate certificate principal
                                   balance of the Class A Certificates
                                   immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1) approximately 68.00% and (2) the aggregate
                                   Principal Balance of the Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate
                                   Principal Balance of the Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1) 0.50% and (2) the aggregate Principal Balance of the Mortgage
                                   Loans on the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)



Class M-1 Principal         The Class M-1 Principal Distribution Amount is
Distribution Amount:        an amount equal to the excess of (x) the sum of
                            the certificate principal balances of the Class A
                            Certificates (after taking into account the Class A
                            Principal Distribution Amount) and the Class M-1
                            Certificates immediately prior to such Distribution
                            Date over (y) the lesser of (A) the product of (i) approximately 78.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                            Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x)
                            0.50% and (y) the principal balance of the Mortgage
                            Loans as of the Cut-off Date.

Class M-2 Principal         The Class M-2 Principal Distribution Amount is
Distribution Amount:        an amount equal to the excess of (x) the sum of
                            the certificate principal balances of the Class A
                            Certificates (after taking into account the Class A
                            Principal Distribution Amount), the Class M-1
                            Certificates (after taking into account the Class
                            M-1 Principal Distribution Amount) and the Class M-2
                            Certificates immediately prior to such Distribution
                            Date over (y) the lesser of (A) the product of (i) approximately 87.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                            Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x)
                            0.50% and (y) the principal balance of the Mortgage
                            Loans as of the Cut-off Date.

Class M-3 Principal         The Class M-3 Principal Distribution Amount is
Distribution Amount:        an amount equal to the excess of (x) the sum of
                            the certificate principal balances of the Class A
                            Certificates (after taking into account the Class A
                            Principal Distribution Amount), the Class M-1
                            Certificates (after taking into account the Class
                            M-1 Principal Distribution Amount), the Class M-2
                            Certificates (after taking into account the Class
                            M-2 Principal Distribution Amount) and the Class M-3
                            Certificates immediately prior to such Distribution
                            Date over (y) the lesser of (A) the product of (i) approximately 89.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                            Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal         The Class M-4 Principal Distribution Amount is
Distribution Amount:        an amount equal to the excess of (x) the sum of
                            the certificate principal balances of the Class A
                            Certificates (after taking into account the Class A
                            Principal Distribution Amount), the Class M-1
                            Certificates (after taking into account the Class
                            M-1 Principal Distribution Amount), the Class M-2
                            Certificates (after taking into account the Class
                            M-2 Principal Distribution Amount), the Class M-3
                            Certificates (after taking into account the Class
                            M-3 Principal Distribution Amount) and the Class M-4
                            Certificates immediately prior to such Distribution
                            Date over (y) the lesser of (A) the product of (i) approximately 91.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage
                            Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                  DEFINITIONS
                                  -----------

Class M-5 Principal       The Class M-5 Principal Distribution Amount is
Distribution Amount:      an amount equal to the excess of (x) the sum of
                          the certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount) and the Class M-5
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 93.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal       The Class M-6 Principal Distribution Amount is
Distribution Amount:      an amount equal to the excess of (x) the sum of
                          the certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount) and the Class M-6
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 95.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal       The Class M-7 Principal Distribution Amount is
Distribution Amount:      an amount equal to the excess of (x) the sum of
                          the certificate principal balances of the Class A
                          Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount) and the Class M-7
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 95.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                  DEFINITIONS
                                  -----------

Class M-8 Principal       The Class M-8 Principal Distribution Amount
Distribution Amount:      is an amount equal to the excess of (x) the
                          sum of the certificate principal balances of the Class
                          A Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount, the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount, the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount) and the Class M-8
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 97.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal       The Class M-9 Principal Distribution Amount
Distribution Amount:      is an amount equal to the excess of (x) the
                          sum of the certificate principal balances of the Class
                          A Certificates (after taking into account the Class A
                          Principal Distribution Amount), the Class M-1
                          Certificates (after taking into account the Class M-1
                          Principal Distribution Amount), the Class M-2
                          Certificates (after taking into account the Class M-2
                          Principal Distribution Amount), the Class M-3
                          Certificates (after taking into account the Class M-3
                          Principal Distribution Amount), the Class M-4
                          Certificates (after taking into account the Class M-4
                          Principal Distribution Amount), the Class M-5
                          Certificates (after taking into account the Class M-5
                          Principal Distribution Amount), the Class M-6
                          Certificates (after taking into account the Class M-6
                          Principal Distribution Amount), the Class M-7
                          Certificates (after taking into account the Class M-7
                          Principal Distribution Amount), the Class M-8
                          Certificates (after taking into account the Class M-8
                          Principal Distribution Amount) and the Class M-9
                          Certificates immediately prior to such Distribution
                          Date over (y) the lesser of (A) the product of (i) approximately 98.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                                  BOND SUMMARY
                                  To Maturity
                                  -----------

Class A-1 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  18.46             4.9              3.45
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04
Last Principal Date                25-Apr-34        25-Jan-29         25-Aug-22
Payment Windows (mos.)                356              293               216
Class A-2 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  10.75             1.59             1.21
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04
Last Principal Date                25-Jun-22        25-Jul-07         25-Sep-06
Payment Windows (mos.)                214               35               25
Class A-3 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  23.19             5.71             3.97
First Principal Date               25-Jun-22        25-Jul-07         25-Sep-06
Last Principal Date                25-Oct-32        25-Dec-15         25-May-12
Payment Windows (mos.)                125              102               69
Class A-4 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  28.98            15.52             10.78
First Principal Date               25-Oct-32        25-Dec-15         25-May-12
Last Principal Date                25-Apr-34        25-Jan-29         25-Aug-22
Payment Windows (mos.)                 19              158               124
Class M-1 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  26.02             8.87             6.13
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Mar-34        25-Nov-24         25-Dec-18
Payment Windows (mos.)                 98              194               136
Class M-2 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  26.01             8.78             6.06
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-34        25-Apr-23         25-Sep-17
Payment Windows (mos.)                 96              175               121
Class M-3 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                    26              8.68             5.97
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Nov-33        25-Feb-21         25-Jan-16
Payment Windows (mos.)                 94              149               101


Class A-1 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                 2.63             2.08              1.65             1.34
First Principal Date              25-Sep-04        25-Sep-04         25-Sep-04        25-Sep-04
Last Principal Date               25-Mar-18        25-Apr-15         25-Mar-13        25-Jun-07
Payment Windows (mos.)               163              128               103              34
Class A-2 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                 1.00             0.86              0.75             0.67
First Principal Date              25-Sep-04        25-Sep-04         25-Sep-04        25-Sep-04
Last Principal Date               25-May-06        25-Feb-06         25-Dec-05        25-Oct-05
Payment Windows (mos.)                21               18               16               14
Class A-3 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                 3.00             2.32              1.92             1.69
First Principal Date              25-May-06        25-Feb-06         25-Dec-05        25-Oct-05
Last Principal Date               25-May-10        25-Mar-09         25-May-07        25-Dec-06
Payment Windows (mos.)                49               38               18               15
Class A-4 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                  8.05             6.31             4.28             2.55
First Principal Date              25-May-10        25-Mar-09         25-May-07        25-Dec-06
Last Principal Date               25-Mar-18        25-Apr-15         25-Mar-13        25-Jun-07
Payment Windows (mos.)                95               74               71                7
Class M-1 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.83             4.34             4.52             4.62
First Principal Date              25-Nov-07        25-Feb-08         25-Jun-08        25-Jun-07
Last Principal Date               25-May-15        25-Jan-13         25-May-11        25-Sep-11
Payment Windows (mos.)                91               60               36               52
Class M-2 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.72             4.11             3.91             3.77
First Principal Date              25-Oct-07        25-Nov-07         25-Jan-08        25-Dec-07
Last Principal Date               25-May-14        25-Mar-12         25-Oct-10        25-Sep-09
Payment Windows (mos.)                80               53               34               22
Class M-3 (To Maturity)
-----------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                 100%|100%        125%|125%         150%|150%        175%|175%
-----------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.65             3.98              3.70            3.44
First Principal Date              25-Oct-07        25-Nov-07         25-Dec-07        25-Nov-07
Last Principal Date               25-Feb-13        25-Apr-11         25-Jan-10        25-Jan-09
Payment Windows (mos.)                65               42               26               15


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

Class M-4 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.99             8.60             5.92
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Oct-33        25-May-20         25-Jun-15
Payment Windows (mos.)                 93              140               94
Class M-5 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.97             8.48             5.83
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Aug-33        25-Jun-19         25-Oct-14
Payment Windows (mos.)                 91              129               86
Class M-6 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.93             8.27             5.69
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jun-33        25-Apr-18         25-Dec-13
Payment Windows (mos.)                 89              115               76
Class M-7 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.87             8.05             5.53
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Aug-16         25-Oct-12
Payment Windows (mos.)                 84               95               62
Class M-8 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.75             7.74             5.32
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Nov-32        25-Jan-16         25-May-12
Payment Windows (mos.)                 82               88               57
Class M-9 (To Maturity)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.29             6.94             4.78
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-32        25-Feb-14         25-Feb-11
Payment Windows (mos.)                 72               65               42


Class M-4 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.60             3.94             3.63             3.35
First Principal Date               25-Oct-07        25-Oct-07         25-Nov-07        25-Oct-07
Last Principal Date                25-Sep-12        25-Dec-10         25-Sep-09        25-Nov-08
Payment Windows (mos.)                 60               39               23               14
Class M-5 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.52             3.86             3.54             3.26
First Principal Date               25-Sep-07        25-Oct-07         25-Nov-07        25-Sep-07
Last Principal Date                25-Mar-12        25-Jul-10         25-Jun-09        25-Aug-08
Payment Windows (mos.)                 55               34               20               12
Class M-6 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.41             3.77             3.44             3.15
First Principal Date               25-Sep-07        25-Sep-07         25-Oct-07        25-Aug-07
Last Principal Date                25-Jul-11        25-Feb-10         25-Jan-09        25-Apr-08
Payment Windows (mos.)                 47               30               16                9
Class M-7 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.30             3.65             3.36             3.05
First Principal Date               25-Sep-07        25-Sep-07         25-Oct-07        25-Aug-07
Last Principal Date                25-Sep-10        25-Jun-09         25-Jul-08        25-Dec-07
Payment Windows (mos.)                 37               22               10                5
Class M-8 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.14             3.54             3.25             2.99
First Principal Date               25-Sep-07        25-Sep-07         25-Sep-07        25-Jul-07
Last Principal Date                25-Jun-10        25-Mar-09         25-May-08        25-Oct-07
Payment Windows (mos.)                 34               19                9                4
Class M-9 (To Maturity)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   3.75             3.24             3.08             2.91
First Principal Date               25-Sep-07        25-Sep-07         25-Sep-07        25-Jul-07
Last Principal Date                25-Jun-09        25-Jun-08         25-Oct-07        25-Jul-07
Payment Windows (mos.)                 22               10                2                1


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

Class A-1 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                   18.40            4.56              3.20
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                341              145               99
Class A-2 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  10.75             1.59             1.21
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04
Last Principal Date                25-Jun-22        25-Jul-07         25-Sep-06
Payment Windows (mos.)                214               35               25
Class A-3 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  23.19             5.71             3.97
First Principal Date               25-Jun-22        25-Jul-07         25-Sep-06
Last Principal Date                25-Oct-32        25-Dec-15         25-May-12
Payment Windows (mos.)                125              102               69
Class A-4 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                   28.40           12.02             8.21
First Principal Date               25-Oct-32        25-Dec-15         25-May-12
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 4                10                7
Class M-1 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89            8.13              5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63
Class M-2 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89            8.13              5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63
Class M-3 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89            8.13              5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63


Class A-1 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   2.45             1.94             1.56             1.34
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04        25-Sep-04
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Jun-07
Payment Windows (mos.)                 74               58               48               34
Class A-2 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                    1.00            0.86             0.75             0.67
First Principal Date               25-Sep-04        25-Sep-04         25-Sep-04        25-Sep-04
Last Principal Date                25-May-06        25-Feb-06         25-Dec-05        25-Oct-05
Payment Windows (mos.)                 21               18               16               14
Class A-3 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                    3.00            2.32             1.92             1.69
First Principal Date               25-May-06        25-Feb-06         25-Dec-05        25-Oct-05
Last Principal Date                25-May-10        25-Mar-09         25-May-07        25-Dec-06
Payment Windows (mos.)                 49               38               18               15
Class A-4 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   6.13             4.81             3.33             2.55
First Principal Date               25-May-10        25-Mar-09         25-May-07        25-Dec-06
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Jun-07
Payment Windows (mos.)
                                       6                4                16                7
Class M-1 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.43              4.02             3.99             3.23
First Principal Date               25-Nov-07        25-Feb-08         25-Jun-08        25-Jun-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 36               17                3                7
Class M-2 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.38              3.84             3.71             3.33
First Principal Date               25-Oct-07        25-Nov-07         25-Jan-08        25-Dec-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 37               20                8                1
Class M-3 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                  4.36              3.76             3.54             3.31
First Principal Date               25-Oct-07        25-Nov-07         25-Dec-07        25-Nov-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 37               20                9                2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

Class M-4 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89             8.13             5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63
Class M-5 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89             8.13             5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63
Class M-6 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.89             8.13             5.59
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Sep-16         25-Nov-12
Payment Windows (mos.)                 84               96               63
Class M-7 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.87             8.05             5.53
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-33        25-Aug-16         25-Oct-12
Payment Windows (mos.)                 84               95               62
Class M-8 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.75             7.74             5.32
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Nov-32        25-Jan-16         25-May-12
Payment Windows (mos.)                82               88                57
Class M-9 (To Call)
-------------------------------------------------------------------------------
FRM PPC / ARM PPC                    0%|0%           50%|50%           75%|75%
-------------------------------------------------------------------------------
Average Life (yrs.)                  25.29             6.94             4.78
First Principal Date               25-Feb-26        25-Oct-08         25-Sep-07
Last Principal Date                25-Jan-32        25-Feb-14         25-Feb-11
Payment Windows (mos.)                72               65                42


Class M-4 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.36             3.75             3.49             3.24
First Principal Date               25-Oct-07        25-Oct-07         25-Nov-07        25-Oct-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 37               21               10                3
Class M-5 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.34             3.72             3.44             3.17
First Principal Date               25-Sep-07        25-Oct-07         25-Nov-07        25-Sep-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 38               21               10                4
Class M-6 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.34             3.71              3.40            3.12
First Principal Date               25-Sep-07        25-Sep-07         25-Oct-07        25-Aug-07
Last Principal Date                25-Oct-10        25-Jun-09         25-Aug-08        25-Dec-07
Payment Windows (mos.)                 38               22               11                5
Class M-7 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.30             3.65             3.36             3.05
First Principal Date               25-Sep-07        25-Sep-07         25-Oct-07        25-Aug-07
Last Principal Date                25-Sep-10        25-Jun-09         25-Jul-08        25-Dec-07
Payment Windows (mos.)                 37               22               10                5
Class M-8 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   4.14             3.54             3.25             2.99
First Principal Date               25-Sep-07        25-Sep-07         25-Sep-07        25-Jul-07
Last Principal Date                25-Jun-10        25-Mar-09         25-May-08        25-Oct-07
Payment Windows (mos.)                 34              19                 9                4
Class M-9 (To Call)
------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC                  100%|100%        125%|125%         150%|150%        175%|175%
------------------------------------------------------------------------------------------------
Average Life (yrs.)                   3.75             3.24             3.08             2.91
First Principal Date               25-Sep-07        25-Sep-07         25-Sep-07        25-Jul-07
Last Principal Date                25-Jun-09        25-Jun-08         25-Oct-07        25-Jul-07
Payment Windows (mos.)                22               10                2                1


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)


                              NET WAC CAP SCHEDULE
                              Class A Certificates
                              --------------------

                      Net WAC    Net WAC     Effective Net
Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
------   ----------   -------    -------    ---------------
     1   9/25/2004       5.85%      5.85%              8.00%
     2   10/25/2004      5.85%      5.85%              8.00%
     3   11/25/2004      5.67%      5.67%              8.00%
     4   12/25/2004      5.85%      5.85%              8.00%
     5   1/25/2005       5.67%      5.67%              8.00%
     6   2/25/2005       5.67%      5.67%              8.00%
     7   3/25/2005       6.27%      6.27%              8.00%
     8   4/25/2005       5.67%      5.67%              8.00%
     9   5/25/2005       5.85%      5.85%              8.00%
    10   6/25/2005       5.67%      5.67%              8.00%
    11   7/25/2005       5.85%      5.85%              8.00%
    12   8/25/2005       5.67%      5.67%              8.00%
    13   9/25/2005       5.67%      5.67%              8.00%
    14   10/25/2005      5.86%      5.86%              8.00%
    15   11/25/2005      5.67%      5.67%              8.00%
    16   12/25/2005      5.86%      5.86%              8.00%
    17   1/25/2006       5.67%      5.67%              8.00%
    18   2/25/2006       5.67%      5.67%              8.00%
    19   3/25/2006       6.28%      6.28%              8.00%
    20   4/25/2006       5.68%      6.38%              8.00%
    21   5/25/2006       5.87%      6.59%              8.00%
    22   6/25/2006       6.76%      7.93%              8.00%
    23   7/25/2006       6.99%      8.20%              8.20%
    24   8/25/2006       6.76%      7.94%              7.94%
    25   9/25/2006       6.77%      7.93%              7.93%
    26   10/25/2006      6.99%      8.44%              8.44%
    27   11/25/2006      6.77%      8.16%              8.16%
    28   12/25/2006      6.99%      9.23%              9.23%
    29   1/25/2007       6.77%      8.93%              8.93%
    30   2/25/2007       6.77%      8.93%              8.93%
    31   3/25/2007       7.50%      9.88%              9.88%
    32   4/25/2007       6.77%      9.42%              9.42%
    33   5/25/2007       7.00%      9.73%              9.73%
    34   6/25/2007       6.78%     10.18%             10.18%
    35   7/25/2007       7.04%     10.56%             10.56%
    36   8/25/2007       6.81%     10.21%             10.21%
    37   9/25/2007       6.81%     10.21%             10.21%


                      Net WAC    Net WAC     Effective Net
Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
------   ----------   -------    -------    ---------------
    38   10/25/2007      7.04%     10.87%             10.87%
    39   11/25/2007      6.82%     10.51%             10.51%
    40   12/25/2007      7.04%     11.38%             11.38%
    41   1/25/2008       6.82%     11.03%             11.03%
    42   2/25/2008       6.82%     11.02%             11.02%
    43   3/25/2008       7.29%     11.77%             11.77%
    44   4/25/2008       6.82%     11.09%             11.09%
    45   5/25/2008       7.05%     11.46%             11.46%
    46   6/25/2008       6.82%     11.08%             11.08%
    47   7/25/2008       7.05%     11.46%             11.46%
    48   8/25/2008       6.82%     11.09%             11.09%
    49   9/25/2008       6.82%     11.08%             11.08%
    50   10/25/2008      7.05%     11.53%             11.53%
    51   11/25/2008      6.83%     11.15%             11.15%
    52   12/25/2008      7.05%     11.51%             11.51%
    53   1/25/2009       6.83%     11.15%             11.15%
    54   2/25/2009       6.83%     11.14%             11.14%
    55   3/25/2009       7.56%     12.32%             12.32%
    56   4/25/2009       6.83%     11.12%             11.12%
    57   5/25/2009       7.06%     11.48%             11.48%
    58   6/25/2009       6.83%     11.10%             11.10%
    59   7/25/2009       7.06%     11.46%             11.46%
    60   8/25/2009       6.83%     11.09%             11.09%
    61   9/25/2009       6.83%     11.08%             11.08%
    62   10/25/2009      7.06%     11.44%             11.44%
    63   11/25/2009      6.84%     11.06%             11.06%
    64   12/25/2009      7.07%     11.42%             11.42%
    65   1/25/2010       6.84%     11.04%             11.04%
    66   2/25/2010       6.84%     11.03%             11.03%
    67   3/25/2010       7.57%     12.20%             12.20%
    68   4/25/2010       6.84%     11.01%             11.01%
    69   5/25/2010       7.07%     11.37%             11.37%
    70   6/25/2010       6.84%     10.99%             10.99%
    71   7/25/2010       7.07%     11.35%             11.35%
    72   8/25/2010       6.84%     10.97%             10.97%
    73   9/25/2010       6.84%     10.96%             10.96%
    74   10/25/2010      7.07%     11.32%             11.32%

(1)  Assumes 6-month LIBOR at 1.93% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                       [GRAPHIC]
Asset-Backed Funding Corporation
Asset-Backed Certificates, Series 2004-HE1
$858,639,000 (approximate)

                              NET WAC CAP SCHEDULE
                             Mezzanine Certificates
                             ----------------------

                      Net WAC    Net WAC     Effective Net
Period    Pay Date    Rate(1)    Rate(2)    WAC Rate(2) (3)
------   ----------   -------    -------    ---------------
     1   9/25/2004       5.85%      5.85%              8.00%
     2   10/25/2004      5.85%      5.85%              8.00%
     3   11/25/2004      5.67%      5.67%              8.00%
     4   12/25/2004      5.85%      5.85%              8.00%
     5   1/25/2005       5.67%      5.67%              8.00%
     6   2/25/2005       5.67%      5.67%              8.00%
     7   3/25/2005       6.27%      6.27%              8.00%
     8   4/25/2005       5.67%      5.67%              8.00%
     9   5/25/2005       5.85%      5.85%              8.00%
    10   6/25/2005       5.67%      5.67%              8.00%
    11   7/25/2005       5.85%      5.85%              8.00%
    12   8/25/2005       5.67%      5.67%              8.00%
    13   9/25/2005       5.67%      5.67%              8.00%
    14   10/25/2005      5.86%      5.86%              8.00%
    15   11/25/2005      5.67%      5.67%              8.00%
    16   12/25/2005      5.86%      5.86%              8.00%
    17   1/25/2006       5.67%      5.67%              8.00%
    18   2/25/2006       5.67%      5.67%              8.00%
    19   3/25/2006       6.28%      6.28%              8.00%
    20   4/25/2006       5.68%      6.38%              8.00%
    21   5/25/2006       5.87%      6.59%              8.00%
    22   6/25/2006       6.76%      7.93%              8.00%
    23   7/25/2006       6.99%      8.20%              8.20%
    24   8/25/2006       6.76%      7.94%              7.94%
    25   9/25/2006       6.77%      7.93%              7.93%
    26   10/25/2006      6.99%      8.44%              8.44%
    27   11/25/2006      6.77%      8.16%              8.16%
    28   12/25/2006      6.99%      9.23%              9.23%
    29   1/25/2007       6.77%      8.93%              8.93%
    30   2/25/2007       6.77%      8.93%              8.93%
    31   3/25/2007       7.50%      9.88%              9.88%
    32   4/25/2007       6.77%      9.42%              9.42%
    33   5/25/2007       7.00%      9.73%              9.73%
    34   6/25/2007       6.78%     10.18%             10.18%
    35   7/25/2007       7.04%     10.56%             10.56%
    36   8/25/2007       6.81%     10.21%             10.21%
    37   9/25/2007       6.81%     10.21%             10.21%


                      Net WAC    Net WAC        Net WAC
Period    Pay Date    Rate(1)    Rate(2)      Rate(2) (3)
------   ----------   -------    -------    ---------------
    38   10/25/2007      7.04%     10.87%             10.87%
    39   11/25/2007      6.82%     10.51%             10.51%
    40   12/25/2007      7.04%     11.38%             11.38%
    41   1/25/2008       6.82%     11.03%             11.03%
    42   2/25/2008       6.82%     11.02%             11.02%
    43   3/25/2008       7.29%     11.77%             11.77%
    44   4/25/2008       6.82%     11.09%             11.09%
    45   5/25/2008       7.05%     11.46%             11.46%
    46   6/25/2008       6.82%     11.08%             11.08%
    47   7/25/2008       7.05%     11.46%             11.46%
    48   8/25/2008       6.82%     11.09%             11.09%
    49   9/25/2008       6.82%     11.08%             11.08%
    50   10/25/2008      7.05%     11.53%             11.53%
    51   11/25/2008      6.83%     11.15%             11.15%
    52   12/25/2008      7.05%     11.51%             11.51%
    53   1/25/2009       6.83%     11.15%             11.15%
    54   2/25/2009       6.83%     11.14%             11.14%
    55   3/25/2009       7.56%     12.32%             12.32%
    56   4/25/2009       6.83%     11.12%             11.12%
    57   5/25/2009       7.06%     11.48%             11.48%
    58   6/25/2009       6.83%     11.10%             11.10%
    59   7/25/2009       7.06%     11.46%             11.46%
    60   8/25/2009       6.83%     11.09%             11.09%
    61   9/25/2009       6.83%     11.08%             11.08%
    62   10/25/2009      7.06%     11.44%             11.44%
    63   11/25/2009      6.84%     11.06%             11.06%
    64   12/25/2009      7.07%     11.42%             11.42%
    65   1/25/2010       6.84%     11.04%             11.04%
    66   2/25/2010       6.84%     11.03%             11.03%
    67   3/25/2010       7.57%     12.20%             12.20%
    68   4/25/2010       6.84%     11.01%             11.01%
    69   5/25/2010       7.07%     11.37%             11.37%
    70   6/25/2010       6.84%     10.99%             10.99%
    71   7/25/2010       7.07%     11.35%             11.35%
    72   8/25/2010       6.84%     10.97%             10.97%
    73   9/25/2010       6.84%     10.96%             10.96%
    74   10/25/2010      7.07%     11.32%             11.32%

(1)   Assumes 6-month LIBOR at 1.93% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equals 20% and payments are received from the applicable Yield Maintenance Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                  ABFC 2004-HE1

                                               [BANC OF AMERICA SECURITIES LOGO]

      The DTI numbers are only available for the Fremont originated loans,
                              64.89% of the pool.

Detailed collateral info

                                # of Loans      Balance       Avg. Balance    WAC     WARM   FICO   OLTV    Effective LTV    DTI
                                ----------   --------------   ------------   ------   ----   ----   -----   -------------   -----
Aggregated

0-$50k                                 361     9,666,453.18      26,776.88   10.553    229    637   95.21           94.16   41.83
50-75k                                 314    19,836,020.78      63,172.04    8.586    322    634   87.65           84.11   40.60
75-100k                               3842   831,848,684.94     216,514.49    6.234    355    648   83.45           76.75   41.08
700-800k                                 6     4,428,056.38     738,009.40    5.502    355    667   73.18           73.18   32.92
800-900k                                 4     3,492,538.90     873,134.73    5.781    355    665   67.49           67.49   48.33
900k-$1MM                                4     3,960,601.39     990,150.35    5.238    355    670   57.34           57.34   44.46
>$1MM                                    0             0.00

FICO

NA                                       0                0
<600                                  1052   171,535,836.02     163,056.88    7.553    353    560   78.98           78.95   41.49
601-619                                365    71,300,649.96     195,344.25    6.582    349    611   81.63           81.08   40.91
620-639                                777   150,630,710.38     193,861.92    6.346    352    630   85.11           78.34   41.78
640-659                                652   129,230,387.31     198,206.12    6.082    353    650   85.03           75.46   40.86


LTV                                   1931   413,469,949.70     214,122.19    6.171    356    639   74.89           74.89   41.10
80-85                                  321    66,596,565.29     207,465.94    6.392    354    629   84.30           78.96   41.13
85.01-90                              1108   236,772,907.56     213,693.96    6.267    356    653   89.67           78.45   40.75
90.01-95                               636   106,583,668.36     167,584.38    5.954    352    679   94.64           70.26   39.42
95.01-100                              535    49,809,264.66      93,101.43    8.586    316    662   99.73           98.82   43.01


Cash Out                              1735   359,585,825.98     207,254.08    6.432    354    628   81.03           75.91   40.47

2-4 family                             466   107,007,107.31     229,628.99    6.635    354    652   82.92           78.72   41.29

investment                             622   100,732,944.84     161,950.07    6.447    355    679   82.42           74.24   37.93
2nd home                                68    13,491,300.47     198,401.48    5.890    355    647   81.72           73.76   38.46

Easy                                    40     9,955,526.87     248,888.17    6.569    353    610   77.81           77.81   37.46
Full                                  2320   406,626,589.93     175,270.08    6.636    352    628   83.10           83.09   41.63
No Doc                                 519   105,457,942.74     203,194.49    5.465    355    694   85.40           66.88   48.15
No Ratio w nonverified assets          430    96,675,205.33     224,826.06    5.629    355    673   86.58           66.24   54.56
No Ratio w verified assets              68    14,582,602.27     214,450.03    5.486    354    686   84.72           67.35   50.19
Stated                                 781   150,092,156.12     192,179.46    7.385    351    634   81.11           81.11   41.96
Stated w nonverified assets            276    65,691,280.36     238,011.89    5.074    355    676   84.50           67.54   37.11
Stated w verified assets                97    24,151,051.95     248,979.92    4.848    355    692   81.32           66.16   35.81

IO                                     508   137,939,607.04     271,534.66    5.577    357    662   81.97           81.97   43.22

                                % of Full Doc   % of Primary Owner   % Single Family   % of IO loans   % Cashout
                                -------------   ------------------   ---------------   -------------   ---------
Aggregated

0-$50k                                  67.31                89.96             83.67            0.00       15.69
50-75k                                  62.04                80.42             83.45            1.32       31.30
75-100k                                 46.32                86.85             79.89           16.43       41.78
700-800k                                33.15               100.00            100.00            0.00       32.90
800-900k                                 0.00               100.00            100.00            0.00       25.73
900k-$1MM                               25.25               100.00            100.00           25.25       50.12
>$1MM

FICO

NA
<600                                    76.50                93.03             81.26            6.58       57.04
601-619                                 76.30                93.70             81.98           25.74       50.08
620-639                                 42.99                90.60             84.52           16.42       48.44
640-659                                 31.49                89.05             80.95           14.81       46.77


LTV                                     51.90                88.94             80.44           25.54       41.84
80-85                                   56.70                86.49             80.66            3.88       65.37
85.01-90                                45.85                75.37             77.14            9.58       42.75
90.01-95                                 8.65                99.01             85.57            2.81       29.44
95.01-100                               73.24                99.74             82.13            8.23       20.98


Cash Out                                45.84                91.58             80.60            5.20      100.00

2-4 family                              45.27                68.11              0.00            5.41       46.31

investment                              40.68                 0.00             57.47            0.00       27.13
2nd home                                31.15                 0.00             68.76            3.43       21.91

Easy                                     0.00                94.69             90.90           22.16       77.47
Full                                   100.00                88.89             80.96           31.14       40.54
No Doc                                   0.00                96.43             89.08            0.00       37.40
No Ratio w nonverified assets            0.00                73.23             77.96            0.00       45.57
No Ratio w verified assets               0.00                71.86             74.38            0.00       30.24
Stated                                   0.00                92.82             71.95            6.06       46.79
Stated w nonverified assets              0.00                78.09             86.11            0.00       35.22
Stated w verified assets                 0.00                60.27             75.04            0.00       23.80

IO                                      91.80                99.66             86.49          100.00       13.55

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Appendix A
                                  ABF 2004-HE1
                                                                       [GRAPHIC]

The DTI numbers are only available for the Fremont originated loans, 64.89% of the pool.

FICO Score         Note: Cells in red font are calculations     Collateral Cuts for Subprime Pool

FICO                 Total Balance          LTV        Adjusted Balance(1)        WA Loan      WAC    WA FICO   WA LTV   WA DTI
                   Amount        %[2]                   Amount         %[2]       Balance
------------   --------------   -------    ------   --------------    -------    ----------   -----   -------   ------   ------
500                940,007.00      0.11%   > 70.0       478,511.44       0.05%   188,001.40   8.578       500    66.03    46.89
500.01 - 550    59,293,763.85      6.79%   > 70.0    40,325,449.77       4.62%   172,868.12   8.128       527    74.53    41.21
550.01 - 575    42,383,757.89      4.85%   > 70.0    33,852,484.25       3.88%   156,397.63   7.476       563    79.73    40.54
575.01 - 600    68,918,307.28      7.89%   > 70.0    63,056,563.49       7.22%   159,164.68   7.092       589    82.53    42.24
600.01 - 620    71,300,649.96      8.17%   > 70.0    62,909,821.76       7.20%   195,344.25   6.582       611    81.63    40.91
620.01 - 650   218,925,344.36     25.07%   > 80.0   132,920,264.78      15.22%   195,469.06   6.293       635    85.13    41.76
650.01 - 680   163,194,449.50     18.69%   > 80.0    98,401,966.87      11.27%   202,726.02   5.935       665    85.22    39.97
680.01 - 700    83,978,121.31      9.62%   > 85.0    43,416,067.98       4.97%   209,421.75   5.791       690    84.13    40.89
700.01 - 750   117,347,942.37     13.44%   > 85.0    60,769,436.82       6.96%   211,057.45   5.693       722    85.14    40.88
750.01 - 800    44,934,918.57      5.15%   > 85.0    21,205,487.13       2.43%   206,123.48   5.488       769    83.10    39.69
800.01 - 850     2,015,093.48      0.23%   > 85.0       792,786.81       0.09%   143,935.25   5.453       806    80.39    40.30
TOTAL          873,232,355.57    100.00%            558,128,841.10      63.86%   192,723.98   6.325       648    83.44    41.07
FICO: Average        648                     Min:         500            Max:        816
               --------------              ------   --------------               ----------


FICO           % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

------------   ----------   ------------   ----------   --------------
500                100.00         100.00        63.56             78.1
500.01 - 550        83.60          94.31        70.88            72.44
550.01 - 575        82.77          95.41        74.94            62.13
575.01 - 600        78.07          90.36        82.47            40.37
600.01 - 620        81.98          93.70        76.30            50.08
620.01 - 650        83.85          90.53        39.02            47.58
650.01 - 680        78.61          83.91        36.01            40.92
680.01 - 700        79.95          85.49        34.38            31.17
700.01 - 750        75.82          77.23        29.36            18.68
750.01 - 800        75.19          74.39        29.59            15.15
800.01 - 850        72.63          81.87         9.66             9.66
TOTAL               80.28          86.92        46.57            41.18




Debt To Income (DTI) Ratio

DTI                    Total Balance          FICO       Adjusted Balance(1)        WA Loan      WAC    WA FICO   WA LTV   WA DTI
                     Amount        %[2]                   Amount         %[2]       Balance
--------------   --------------   -------    ------   --------------    -------    ----------   -----   -------   ------   ------
N/A              227,496,418.77     26.05%   < 550              0.00       0.00%   214,215.08    5.54       683    85.68
<= 20             21,468,812.60      2.46%   < 550      1,543,517.22       0.18%   198,785.30   6.406       639    79.79    14.81
20.001 - 25.00    21,100,711.42      2.42%   < 550      1,780,150.86       0.20%   167,465.96   6.428       640    80.48    22.95
25.001 - 30.00    34,495,423.26      3.95%   < 575      7,023,200.57       0.80%   170,769.42   6.742       629    81.38    27.65
30.001 - 35.00    66,540,052.19      7.62%   < 575     12,985,684.48       1.49%   185,866.07   6.618       632    80.69    32.61
35.001 - 40.00    95,724,789.99     10.96%   < 600     24,405,225.77       2.79%   177,597.01   6.648       639    82.41    37.58
40.001 - 45.00   137,565,064.48     15.75%   < 625     45,835,250.55       5.25%   189,483.56   6.504       646    84.27    42.61
45.001 - 50.00   211,418,881.82     24.21%   < 650    134,897,669.74      15.45%   190,983.63   6.541       637    83.83    47.85
50.001 - 55.00    55,424,517.84      6.35%   < 675     45,382,451.29       5.20%   188,518.77   7.027       609    80.03    52.41
Over 55.00         1,997,683.20      0.23%   < 675      1,997,683.20       0.23%   221,964.80   6.778       586    72.61    56.88
TOTAL            873,232,355.57    100.00%            275,850,833.68      31.59%   192,723.98   6.325       648    83.44    41.07
DTI: Average            41.07%                Min:         3.88%           Max:       59.76%
                 --------------                       --------------               ----------


DTI              % SFD/ PUD   % Owner Occ.   % Full Doc   % Cashout Refi

--------------   ----------   ------------   ----------   --------------
N/A                   83.01          84.34            0            40.35
<= 20                 80.13          70.06        64.83            55.86
20.001 - 25.00        77.43          73.83        57.59            45.88
25.001 - 30.00        84.72          81.02        56.25            48.37
30.001 - 35.00        79.77          88.08        55.65            43.48
35.001 - 40.00        76.49          86.61        57.41            42.56
40.001 - 45.00        81.63          90.95        59.51            37.35
45.001 - 50.00        79.44          92.18        70.50            36.86
50.001 - 55.00        74.55          81.82        68.32            52.22
Over 55.00            79.80          85.00        19.09            75.95
TOTAL                 80.28          86.92        46.57            41.18


Loan to Value (LTV) Ratio

LTV                    Total Balance          DTI         Adjusted Balance[1]       WA Loan     WAC     WA FICO   WA LTV   WA DTI
                     Amount        %[2]                   Amount         %[2]       Balance
--------------   --------------   -------    ------   --------------    -------    ----------   -----   -------   ------   ------
< 60.00           29,992,816.60      3.43%    > 50      2,862,054.06       0.33%   180,679.62   6.335       633    48.98    37.82
60.01 - 70.00     63,623,396.15      7.29%    > 50      6,970,392.12       0.80%   211,373.41   6.652       621    66.82    39.78
70.01 - 80.00    319,853,736.95     36.63%    > 50     25,096,476.66       2.87%   218,479.33   6.059       643    78.92    41.60
80.01 - 85.00     66,596,565.29      7.63%    > 50      7,350,567.78       0.84%   207,465.94   6.392       629    84.30    41.13
85.01 - 90.00    236,772,907.56     27.11%    > 50     11,531,620.73       1.32%   213,693.96   6.267       653    89.67    40.75
90.01 - 95.00    106,583,668.36     12.21%    > 50      1,199,870.50       0.14%   167,584.38   5.954       679    94.64    39.42
95.01 - 100.00    49,809,264.66      5.70%    > 50      2,411,219.19       0.28%    93,101.43   8.586       662    99.73    43.01
TOTAL            873,232,355.57    100.00%             57,422,201.04       6.58%   192,723.98   6.325       648    83.44    41.07
LTV: Average          83.44%         Min:    10.31%         Max:         100.00%
                 --------------              ------                     --------


LTV              % SFD/PUD   % Owner Occ    % Full Doc   % Cashout Refi
--------------   ----------   ------------   ----------   --------------
< 60.00               82.57          81.73        37.62            74.25
60.01 - 70.00         78.01          80.10        39.02            65.89
70.01 - 80.00         80.72          91.37        55.81            34.02
80.01 - 85.00         80.66          86.49        56.70            65.37
85.01 - 90.00         77.14          75.37        45.85            42.75
90.01 - 95.00         85.57          99.01         8.65            29.44
95.01 - 100.00        82.13          99.74        73.24            20.98
TOTAL                 80.28          86.92        46.57            41.18


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


Scheduled Principal Balance          Total Balance        WA Loan      WAC     WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ
                                                %[2]      Balance
---------------------------   --------------   ------    ----------   ------   -------   ------   ------   ----------   -----------
0 - $50K                        9,666,453.18     1.11%    26,776.88   10.553       637    95.21    41.83        83.67         89.96
$51 - $200K                   300,805,738.49    34.45%   125,231.36    6.753       642    83.62    40.20        84.32         82.90
$200.1 - $250K                122,581,085.69    14.04%   223,280.67    6.283       645    83.25    41.62        80.82         88.21
$250.1 - $300K                109,879,911.90    12.58%   273,333.11    6.179       650    83.43    42.04        71.14         84.19
$300.1 - $400K                171,903,563.59    19.69%   343,807.13    6.010       646    84.46    42.18        77.90         90.90
$400.1 - $500K                100,825,834.56    11.55%   450,115.33    5.909       662    83.01    40.16        75.28         86.89
$500.1 - $600K                 29,791,410.73     3.41%   551,692.79    5.476       669    82.16    40.53        92.70         96.21
$600.1 - $700K                 15,897,160.76     1.82%   635,886.43    5.243       673    81.50    39.04        80.48        100.00
$700.1 - $800K                  4,428,056.38     0.51%   738,009.40    5.502       667    73.18    32.92       100.00        100.00
$800.1 - $900K                  3,492,538.90     0.40%   873,134.73    5.781       665    67.49    48.33       100.00        100.00
$900.1 - $900K                  3,960,601.39     0.45%   990,150.35    5.238       670    57.34    44.46       100.00        100.00
TOTAL                         873,232,355.57   100.00%   192,723.98    6.325       648    83.44    41.07        80.28         86.92
           Principal Balance: Average        192,723.98     Min:        4,260.77   Max: 1,000,000.00
                                             ----------                 --------        ------------


Scheduled Principal Balance   % Full Doc   % Cashout Refi

---------------------------   ----------   --------------
0 - $50K                           67.31            15.69
$51 - $200K                        51.24            40.51
$200.1 - $250K                     47.62            43.89
$250.1 - $300K                     45.77            40.73
$300.1 - $400K                     44.89            41.90
$400.1 - $500K                     46.40            37.70
$500.1 - $600K                     25.97            46.27
$600.1 - $700K                     20.00            59.60
$700.1 - $800K                     33.15            32.90
$800.1 - $900K                      0.00            25.73
$900.1 - $900K                     25.25            50.12
TOTAL                              46.57            41.18


Documentation Type

Doc Type                              Total Balance          WA Loan      WAC    WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner
                                    Amount        %[2]       Balance                                                         Occ
-----------------------------   --------------   -------    ----------   -----   -------   ------   ------   ----------   ----------
Full Documentation              406,626,589.93     46.57%   175,270.08   6.636       628    83.10    41.63        80.96       88.89
Stated                          150,092,156.12     17.19%   192,179.46   7.385       634    81.11    41.96        71.95       92.82
No Doc                          105,457,942.74     12.08%   203,194.49   5.465       694    85.40    48.15        89.08       96.43
No Ratio w nonverified assets    96,675,205.33     11.07%   224,826.06   5.629       673    86.58    54.56        77.96       73.23
Stated w nonverified assets      65,691,280.36      7.52%   238,011.89   5.074       676    84.50    37.11        86.11       78.09
Stated w verified assets         24,151,051.95      2.77%   248,979.92   4.848       692    81.32    35.81        75.04       60.27
No Ratio w verified assets       14,582,602.27      1.67%   214,450.03   5.486       686    84.72    50.19        74.38       71.86
Easy                              9,955,526.87      1.14%   248,888.17   6.569       610    77.81    37.46        90.90       94.69
TOTAL                           873,232,355.57    100.00%   192,723.98   6.325       648    83.44    41.07        80.28       86.92


Doc Type                        % Cashout Refi

-----------------------------   --------------
Full Documentation                       40.54
Stated                                   46.79
No Doc                                   37.40
No Ratio w nonverified assets            45.57
Stated w nonverified assets              35.22
Stated w verified assets                 23.80
No Ratio w verified assets               30.24
Easy                                     77.47
TOTAL                                    41.18


Property Type

Property Type                         Total Balance          WA Loan      WAC    WA FICO   WA LTV   WA DTI   % Owner Occ
                                    Amount        %[2]       Balance
-----------------------------   --------------   -------    ----------   -----   -------   ------   ------   -----------
Single Family                   701,068,810.37     80.28%   190,352.65   6.278       646    83.46    41.04         90.42
2-4 Family                      107,007,107.31     12.25%   229,628.99   6.635       652    82.92    41.29         68.11
Condominium                      41,211,144.59      4.72%   170,293.99   6.819       643    82.55    41.85         87.54
Low Rise Condo                   20,810,344.45      2.38%   171,986.32   5.482       695    86.61    36.05         64.98
High Rise Condo                   2,151,380.91      0.25%   195,580.08   5.046       683    88.02    38.44         84.35
MF Housing                          983,567.94      0.11%   122,945.99   6.171       661    87.70     0.00         82.29
TOTAL                           873,232,355.57    100.00%   192,723.98   6.325       648    83.44    41.07         86.92


Property Type                   % Cashout Refi   % Full Doc

-----------------------------    -------------   ----------
Single Family                            41.34        46.95
2-4 Family                               46.31        45.27
Condominium                              37.46        70.38
Low Rise Condo                           18.41         0.00
High Rise Condo                          38.73         0.00
MF Housing                                9.73         0.00
TOTAL                                    41.18        46.57


Primary Mortgage Insurance

Mortgage Insurance           Total Balance          WA Loan      WAC    WA FICO   WA LTV   WA DTI   % Owner Occ   % Cashout Refi
                           Amount        %[2]       Balance
--------------------   --------------   -------    ----------   -----   -------   ------   ------   -----------   --------------
Loans >80 LTV w/MI     211,028,644.48     24.17%   213,160.25   5.596       679    91.34    37.16         83.36            33.78
Loans >80 LTV w/o MI   248,733,761.39     28.48%   154,493.02   7.200       637    90.96    41.77         86.58            46.35
Loans <=80 LTV         413,469,949.70     47.35%   214,122.19   6.171       639    74.89    41.10         88.94            41.84
TOTAL                  873,232,355.57    100.00%   192,723.98   6.325       648    83.44    41.07         86.92            41.18


Mortgage Insurance     % Full Doc   Is MI down
                                    to 60 LTV
--------------------   ----------   ----------
Loans >80 LTV w/MI           0.00
Loans >80 LTV w/o MI        77.20
Loans <=80 LTV              51.90
TOTAL                       46.57


Loan Purpose

Loan Purpose                  Total Balance          WA Loan      WAC    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner Occ
                            Amount        %[2]       Balance
---------------------   --------------   -------    ----------   -----   -------   ------   ------   ----------   -----------
Purchase                448,688,251.58     51.38%   180,631.34   6.255       666    85.97    41.60        79.53         83.20
Refinance - Cashout     359,585,825.98     41.18%   207,254.08   6.432       628    81.03    40.47        80.60         91.58
Refinance - Rate Term    64,958,278.01      7.44%   208,199.61   6.221       641    79.32    40.61        83.73         86.80
TOTAL                   873,232,355.57    100.00%   192,723.98   6.325       648    83.44    41.07        80.28         86.92


Fixed Vs. Floating Collateral

Lien Status         Total Balance          WA Loan      WAC    WA FICO   WA LTV   WA DTI   % SFD/ PUD   % Owner Occ
                  Amount        %[2]       Balance
-----------   --------------   -------    ----------   -----   -------   ------   ------   ----------   -----------
Fixed          94,139,019.20     10.78%   104,366.98   7.873       631    83.42    40.58        77.58         89.25
2/28          678,160,942.24     77.66%   214,743.81   6.269       645    83.77    41.48        79.89         87.42
3/27          100,932,394.13     11.56%   214,293.83   5.259       685    81.26    36.86        85.45         81.38
TOTAL         873,232,355.57    100.00%   192,723.98   6.325       648    83.44    41.07        80.28         86.92


Lien Status   % Cashout Refi   Index   Margin

-----------   --------------   -----   ------
Fixed                  50.64                0
2/28                   39.72    6ML     5.558
3/27                   42.17    6ML     3.471
TOTAL                  41.18            5.287


Lien Status

Lien Status         Total Balance          WA Loan      WAC     WA FICO   WA LTV
                  Amount        %[2]       Balance
-----------   --------------   -------    ----------   ------   -------   ------
First Lien    850,453,053.30     97.39%   212,135.96    6.216       648    83.02
Second Lien    22,779,302.27      2.61%    43,638.51   10.388       651    99.31
TOTAL         873,232,355.57    100.00%   192,723.98    6.325       648    83.44


Lien Status   WA DTI   % SFD/PUD   % Owner Occ   % Cashout Refi

-----------   ------   ----------   -----------   --------------
First Lien     41.00        80.16         86.61            41.93
Second Lien    43.00        85.11         98.39            12.96
TOTAL          41.07        80.28         86.92            41.18


Prepayment Penalty

Prepayment Charges Term         Total Balance          WA Loan      WAC     WA
at Origination                Amount        %[2]       Balance             FICO
-----------------------   --------------   -------    ----------   -----   ----
0 Months                  243,469,575.92     27.88%   209,526.31   6.250    660
12 Months                  61,404,434.75      7.03%   193,704.84   7.061    633
24 Months                 475,893,930.60     54.50%   186,698.29   6.299    644
30 Months                     403,430.50      0.05%   201,715.25   5.953    668
36 Months                  92,060,983.80     10.54%   183,754.46   6.171    652
TOTAL                     873,232,355.57    100.00%   192,723.98   6.325    648


Prepayment Charges Term   WA LTV   WA DTI   % SFD/PUD   % Owner Occ   % Cashout Refi
at Origination
-----------------------   ------   ------   ----------   -----------   --------------
0 Months                   84.24    39.48        77.18         81.69            42.00
12 Months                  82.59    41.15        71.12         88.10            50.15
24 Months                  83.72    41.84        82.22         89.63            37.04
30 Months                  82.30    43.91       100.00         40.06           100.00
36 Months                  80.49    39.63        84.52         86.15            54.17
TOTAL                      83.44    41.07        80.28         86.92            41.18


Section 32 Loans

                    Total Balance      WA Loan    WAC    WA FICO   WA LTV   WA DTI   % SFD/PUD   % Owner Occ   % Cashout Refi
                   Amount     %[2]     Balance
----------------   -------   ------    -------   -----   -------   ------   ------   ----------   -----------   --------------
Section 32 Loans         0        0%      --     0.000         0     0.00     0.00         0.00          0.00             0.00
Total                    0        0       --     0.000         0     0.00     0.00         0.00          0.00             0.00


GA % and Top 5 States

State                %[2]
-----------------   ------
California           31.95%
Florida               7.48%
New York              7.18%
New Jersey            7.09%
Massachusetts         4.44%
Georgia               2.30%


Top 5 MSA

MSA                  %[2]
-----------------   ------
New York, NY          8.12
Los Angeles, CA       6.52
San Francisco, CA     4.21
Washington, DC        2.14
Chicago, IL           1.87


Top 5 Originators

Originator           %[2]
-----------------   ------
Fremont              64.89%
Wells Fargo          35.11%


Servicers

Servicer             %[2]
-----------------   ------
HomEq                64.89%
Wells Fargo          35.11%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  ABFC 2004-HE1     [Banc of America Securities]

--------------------------------------------------------------------------------
      The DTI numbers are only available for the Fremont originated loans,
                              64.89% of the pool.
--------------------------------------------------------------------------------

Collateral Analysis

                                             Wtd Avg       Percent of      Wtd Avg                           Wtd Avg
FICO Low    FICO High          LTV    Current Balance  Current Balance        GWAC             % MI             FICO
--------    ---------          ---    ---------------  ---------------        ----             ----             ----
500               524         > 65        183,194.99             2.60        8.231             0.00              513
525               549         > 65        171,631.55             3.08        7.832             0.00              537
550               574         > 65        154,557.33             4.55        7.422             0.00              561
575               599         > 70        158,178.97             7.99        7.111             0.36              587
600               624         > 70        195,265.81            12.37        6.525            10.03              614
625               649         > 70        192,709.43            21.26        6.330            31.54              637
650               674         > 80        190,274.83            18.42        6.152            60.48              662
675               699         > 80        181,008.95            13.66        6.176            59.64              686
700               724         > 80        196,211.60             8.49        6.140            66.33              712
725               749         > 85        175,247.92             6.42        6.073            63.73              734
750               774         > 85        191,658.04             3.95        5.915            71.94              760
775               799         > 85        223,963.63             1.71        5.893            68.14              783
800               814         > 85        158,557.36             0.20        5.572            95.61              808


              Wtd Avg      Wtd Avg
FICO Low          DTI          LTV        % SFD   % Owner Occ  % Full Doc   % Easy Doc   % Stated Doc % Int Only
--------          ---          ---        -----   -----------  ----------   ----------   -----------------------
500             41.72        76.21        83.16        94.32        71.21         1.66        27.14       0.00
525             40.89        78.99        85.77        95.44        75.14         2.70        22.16       0.00
550             40.60        82.32        84.84        97.34        75.78         3.20        21.02       0.00
575             42.58        84.93        79.92        90.90        85.38         1.30        13.32      16.54
600             41.76        85.48        83.05        94.17        70.19         1.72        19.10      25.86
625             41.92        87.07        82.89        91.20        37.77         1.10        33.47      15.62
650             39.14        91.27        80.14        82.86        28.65         0.66        26.54       6.38
675             40.81        91.91        77.41        82.13        27.55         0.13        27.93       5.71
700             40.94        92.13        75.41        77.69        21.15         0.00        30.94       4.51
725             39.79        92.54        74.49        68.61        26.01         0.06        22.45       4.52
750             40.04        92.40        71.10        71.44        21.74         0.00        24.68      11.99
775             39.40        93.24        76.86        77.94        25.93         0.00        19.75      16.09
800             36.39        94.32        80.68       100.00         0.00         0.00         4.39       0.00



                                            Wtd Avg       Percent of         Wtd Avg                           Wtd Avg
LTV Low      LTV High           DTI    Current Balance  Current Balance        GWAC             % MI             FICO
-------      --------           ---    ---------------  ---------------        ----             ----             ----
0%                 59%         > 50        150,634.42             4.98        7.708             0.00              586
60%                64%         > 50        209,871.54             3.65        6.456             0.00              631
65%                69%         > 50        162,144.43             5.93        7.387             0.00              585
70%                74%         > 50        171,454.03             6.57        7.380             0.00              572
75%                79%         > 50        221,059.13            12.32        7.165             0.00              579
80%                84%         > 50        208,584.13            30.51        6.997             0.00              607
85%                89%         > 50        211,470.72            13.26        6.782             4.71              612
90%                94%         > 50        210,342.55            16.48        6.680             2.46              638
95%                99%         > 50         84,600.60             2.21        6.087            80.89              661
100%              100%         > 50        123,267.41             4.08        7.908             0.00              646


                Wtd Avg      Wtd Avg
LTV Low           DTI          LTV        % SFD   % Owner Occ  % Full Doc   % Easy Doc   % Stated Doc   % Int Only
-------           ---          ---        -----   -----------  ----------   ----------   ------------   ----------
0%              52.68        49.40        78.61        82.91        41.24         0.00        58.76       0.00
60%             53.59        62.61        67.19        87.63        40.60         0.00        43.78       0.00
65%             52.05        67.08        80.09        67.33        60.11         0.00        39.89       0.00
70%             52.86        71.54        95.51        95.37        74.64         0.00        19.05       0.00
75%             53.82        76.16        77.69        88.86        63.33         0.00        33.11       7.74
80%             52.94        80.38        70.65        85.40        58.17         1.89        39.94       5.28
85%             51.82        86.12        80.79        78.72        84.38         0.00        15.62       0.00
90%             51.74        90.00        64.52        64.56        82.59         2.23        15.18       0.00
95%             51.43        95.09        96.76        98.30        19.11         0.00        80.89       0.00
100%            51.41       100.00        66.76       100.00        93.84         0.00         6.16      12.94


-------------------------------------
          Where Available
-------------------------------------     Wtd Avg          Percent of         Wtd Avg                           Wtd Avg
DTI Low       DTI High          FICO   Current Balance  Current Balance        GWAC             % MI             FICO
-------       --------          ----   ---------------  ---------------        ----             ----             ----
       0%           19%        < 525       182,241.84             2.70        8.459             0.00              509
      20%           24%        < 525       129,694.49             2.88        9.675             0.00              511
      25%           29%        < 550       159,254.26             8.31        8.451             0.00              523
      30%           34%        < 575       168,645.25            13.06        7.774             0.00              540
      35%           39%        < 600       156,443.75            14.53        7.766             0.00              562
      40%           44%        < 625       166,673.64            17.23        7.166             2.17              581
      45%           49%        < 650       180,917.66            33.87        6.838             2.65              606
      50%           54%        < 675       183,541.01             9.68        7.139             2.90              587
      55%          max         < 700       204,758.04             0.37        6.806             0.00              588


                Wtd Avg      Wtd Avg
DTI Low           DTI          LTV        % SFD   % Owner Occ  % Full Doc   % Easy Doc   % Stated Doc   % Int Only
-------           ---          ---        -----   -----------  ----------   ----------   -------------  ----------
       0%       13.80        78.39        82.02       100.00        67.88         0.00        32.12       0.00
      20%       22.12        59.97       100.00       100.00        93.26         0.00         6.74       0.00
      25%       27.52        75.24        92.79        94.65        80.01         0.00        19.99       0.00
      30%       32.53        75.03        88.77        91.07        70.28         3.95        25.77       0.00
      35%       37.56        78.56        79.51        90.88        75.96         0.00        24.04       3.41
      40%       42.79        81.84        82.23        97.34        76.10         2.08        21.82      15.58
      45%       47.80        83.44        82.39        95.43        70.56         1.74        27.70      26.06
      50%       52.37        79.72        80.45        87.44        67.45         2.09        29.95       3.71
      55%       56.83        71.90        80.30        82.93        18.63         0.00        53.05       0.00


EASY AND STATED DOC

                             Wtd Avg        Percent of        Wtd Avg                    Wtd Avg      Wtd Avg      Wtd Avg
FICO Low    FICO High   Current Balance  Current Balance        GWAC         % MI         FICO          DTI          LTV
--------    ---------   ---------------  ---------------        ----         ----         ----          ---          ---
500               524       197,864.25             3.56        9.085         0.00          513        40.95        68.19
525               549       174,087.02             3.13        8.304         0.00          537        40.31        73.84
550               574       227,405.67             4.55        7.555         0.00          561        40.88        73.90
575               599       230,095.12             4.60        7.222         1.93          588        44.51        76.65
600               624       222,177.79            10.05        6.732         8.26          615        40.08        78.74
625               649       195,796.15            25.46        6.628        22.73          637        41.54        84.13
650               674       213,091.85            16.63        6.133        33.27          661        39.59        84.06
675               699       204,492.19            12.27        6.033        31.22          686        39.04        85.78
700               724       242,725.24             9.81        5.601        30.48          711        37.60        83.18
725               749       208,840.44             5.01        5.920        28.85          733        39.72        83.94
750               774       214,679.70             3.69        5.510        30.86          760        35.71        83.07
775               799       195,350.61             1.09        5.259        33.95          784        34.82        79.98
800               814        99,593.24             0.12        6.481         0.00          802        37.26        82.33


FICO Low        % SFD   % Owner Occ  % Full Doc   % Easy Doc   % Stated Doc % Int Only         % CA         % NY         % FL
--------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
500             75.73        90.89         0.00         3.95        96.05         0.00        27.01        14.81        12.50
525             76.12        95.52         0.00         8.70        91.30         0.00        13.86        14.56         7.99
550             73.51        93.82         0.00        10.93        89.07         0.00        25.37        20.90         8.51
575             71.75        84.72         0.00         7.06        92.94         0.98        29.32         9.67        15.06
600             75.98        93.15         0.00        12.49        87.51         2.73        26.02        11.62         8.92
625             82.99        90.96         0.00         4.02        95.98         4.21        28.18        11.56         5.59
650             77.20        86.39         0.00         1.66        98.34         6.37        28.80         8.89         4.81
675             65.39        81.61         0.00         0.28        99.72         4.74        31.56        11.49        10.12
700             84.30        80.98         0.00         0.40        99.60         6.85        39.46         8.25         2.16
725             67.29        73.86         0.00         0.13        99.87         7.86        44.58         7.75         5.60
750             74.30        54.83         0.00         3.08        96.92         8.67        32.24         8.31        12.71
775             77.95        70.82         0.00         0.00       100.00         0.00        51.60         0.00         0.00
800            100.00       100.00         0.00         0.00       100.00        88.34         0.00         0.00         0.00


IO LOANS

                            Wtd Avg        Percent of         Wtd Avg                   Wtd Avg       Wtd Avg      Wtd Avg
FICO Low    FICO High   Current Balance  Current Balance        GWAC         % MI         FICO          DTI          LTV
--------    ---------   ---------------  ---------------        ----         ----         ----          ---          ---
500               524
525               549
550               574
575               599       224,154.13             7.48        6.252         0.00          590        45.90        83.44
600               624       262,046.60            19.00        5.872         0.00          613        43.32        82.58
625               649       263,335.84            19.28        5.592         0.00          637        43.84        81.53
650               674       275,012.89            19.54        5.623         0.00          663        41.65        81.27
675               699       282,565.81            12.29        5.336         0.00          689        42.63        81.28
700               724       307,825.75            10.04        5.155         0.00          711        43.70        81.63
725               749       273,124.89             5.54        5.174         0.00          736        44.46        82.15
750               774       322,357.00             4.21        5.335         0.00          760        43.42        84.23
775               799       335,569.94             2.43        4.986         0.00          780        40.06        82.36
800               814       131,971.59             0.19        6.182         0.00          802        37.38        80.00


FICO Low        % SFD   % Owner Occ  % Full Doc   % Easy Doc   % Stated Doc % Int Only         % CA         % NY         % FL
--------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
500
525
550
575             79.17       100.00        98.91         1.09         0.00       100.00        52.06         4.64         1.09
600             89.62       100.00        97.38         2.62         0.00       100.00        65.56         0.00         5.24
625             91.21        98.99        89.94         3.22         6.84       100.00        57.13         1.88         4.18
650             87.83        99.28        90.18         2.04         7.78       100.00        64.48         0.00         2.82
675             86.12       100.00        91.42         0.00         8.58       100.00        78.16         0.00         3.46
700             69.76       100.00        87.88         0.00        12.12       100.00        66.81         2.33         1.18
725             94.59       100.00        87.12         0.00        12.88       100.00        77.22         0.00         3.00
750             95.31       100.00        86.21         0.00        13.79       100.00        78.91         0.00         5.61
775             72.46       100.00       100.00         0.00         0.00       100.00        90.96         0.00         0.00
800            100.00       100.00         0.00         0.00       100.00       100.00         0.00         0.00         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                    [Banc of America Securities]

                                  ABFC 2004-HE1
                                Collateral Strats

FICO & Documentation                                                                  No Ratio w     No ratio w
FICO Score                    Full         Stated           Easy         No Doc       ver. Asset    nonver asset
-----------------------------------------------------------------------------------------------------------------
500                           0.07%          0.04%          0.00%          0.00%          0.00%          0.00%
501 - 550                     4.81%          1.79%          0.18%          0.00%          0.00%          0.00%
551 - 600                    10.15%          2.27%          0.19%          0.00%          0.00%          0.00%
601 - 650                    16.01%          6.90%          0.63%          2.53%          0.44%          3.87%
651 - 700                    10.04%          4.10%          0.09%          4.90%          0.64%          4.64%
701 - 750                     3.95%          1.63%          0.01%          2.81%          0.48%          2.02%
751 - 800                     1.52%          0.43%          0.03%          1.70%          0.09%          0.51%
801 - 850                     0.02%          0.03%          0.00%          0.13%          0.01%          0.03%
-----------------------------------------------------------------------------------------------------------------
Total:                       46.57%         17.19%          1.14%         12.08%          1.67%         11.07%
-----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
FICO & Documentation       Stated w       Stated w
FICO Score                ver. Asset   nonver asset       All Docs   Avg Prin Bal   Current LTV
----------------------------------------------------------------------------------------------------
500                           0.00%          0.00%          0.11%    188,001.40         65.88
501 - 550                     0.00%          0.00%          6.79%    172,868.12         74.37
551 - 600                     0.02%          0.12%         12.75%    158,099.52         81.29
601 - 650                     0.69%          2.17%         33.24%    195,438.38         84.00
651 - 700                     0.86%          3.04%         28.31%    204,952.38         84.52
701 - 750                     0.80%          1.74%         13.44%    211,057.45         84.76
751 - 800                     0.40%          0.46%          5.15%    206,123.48         82.48
801 - 850                     0.00%          0.00%          0.23%    143,935.25         79.97
----------------------------------------------------------------------------------------------------
Total:                        2.77%          7.52%        100.00%    192,723.98         83.15
----------------------------------------------------------------------------------------------------


LTV & FICO
-------------------------------------------------------------------------------------------------------------------
CLTV                      FICO 500-550   FICO 550-600   FICO 600-650   FICO 650-700   FICO 700-750   FICO 750-800
-------------------------------------------------------------------------------------------------------------------
<= 50.00                      0.17%          0.28%          0.37%          0.49%          0.11%          0.17%
50.01 - 60.00                 0.43%          0.28%          0.55%          0.15%          0.32%          0.14%
60.01 - 70.00                 1.62%          1.12%          1.99%          1.67%          0.76%          0.31%
70.01 - 80.00                 3.36%          5.05%         11.49%          9.59%          4.87%          2.13%
80.01 - 90.00                 1.00%          5.56%         12.73%         10.10%          4.05%          1.42%
90.01 - 100.00                0.00%          0.40%          5.75%          6.72%          3.45%          1.16%
-------------------------------------------------------------------------------------------------------------------

Total:                        6.58%         12.69%         32.88%         28.72%         13.56%          5.34%
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CLTV                   FICO ge 800          Total     Avg Prin Bal        WAC      Gross Margin
----------------------------------------------------------------------------------------------------
<= 50.00                      0.02%          1.60%    181,858.62         5.922         4.348
50.01 - 60.00                 0.00%          1.87%    175,914.42         6.662         4.958
60.01 - 70.00                 0.03%          7.50%    211,883.08         6.619         5.103
70.01 - 80.00                 0.08%         36.57%    218,597.94         6.061         5.787
80.01 - 90.00                 0.03%         34.89%    212,845.26         6.295         5.295
90.01 - 100.00                0.07%         17.56%    132,353.81         6.807         4.321
----------------------------------------------------------------------------------------------------
Total:                        0.23%        100.00%    192,723.98         6.325         5.287
----------------------------------------------------------------------------------------------------


Prin Balance & FICO
-------------------------------------------------------------------------------------------------------------------
Prin Balance                FICO 500-550   FICO 550-600   FICO 600-650   FICO 650-700   FICO 700-750   FICO 750-800
-------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                 0.03%          0.22%          0.48%          0.27%          0.09%          0.02%
50,000.01 - 100,000.00           0.70%          1.16%          2.01%          1.67%          0.84%          0.31%
100,000.01 - 150,000.00          1.11%          2.01%          3.92%          3.42%          1.50%          0.69%
150,000.01 - 200,000.00          1.47%          2.06%          4.59%          4.15%          1.76%          0.90%
200,000.01 - 250,000.00          1.12%          1.94%          4.54%          4.01%          1.79%          0.63%
250,000.01 - 300,000.00          0.69%          1.85%          4.14%          3.26%          1.89%          0.72%
300,000.01 - 350,000.00          0.60%          1.28%          4.26%          3.58%          1.12%          0.33%
350,000.01 - 400,000.00          0.43%          1.12%          2.94%          2.56%          1.21%          0.21%
400,000.01 - 450,000.00          0.15%          0.49%          2.09%          1.46%          1.30%          0.53%
450,000.01 - 500,000.00          0.28%          0.56%          1.60%          1.44%          0.99%          0.66%
500,000.01 - 550,000.00          0.00%          0.00%          0.60%          0.54%          0.30%          0.12%
550,000.01 - 600,000.00          0.00%          0.00%          0.79%          0.66%          0.26%          0.13%
600,000.01 - 650,000.00          0.00%          0.00%          0.36%          1.01%          0.21%          0.07%
650,000.01 - 700,000.00          0.00%          0.00%          0.08%          0.00%          0.08%          0.00%
700,000.01 - 750,000.00          0.00%          0.00%          0.17%          0.34%          0.00%          0.00%
850,000.01 >=                    0.00%          0.00%          0.31%          0.33%          0.21%          0.00%
-------------------------------------------------------------------------------------------------------------------
Total:                           6.58%         12.69%         32.88%         28.72%         13.56%          5.34%
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Prin Balance              FICO ge 800          total    Current LTV         WAC     Gross Margin
----------------------------------------------------------------------------------------------------
0.01 - 50,000.00                 0.00%          1.11%         95.11        10.553         4.597
50,000.01 - 100,000.00           0.02%          6.71%         84.91         7.671         5.501
100,000.01 - 150,000.00          0.10%         12.76%         83.33         6.712         5.420
150,000.01 - 200,000.00          0.04%         14.98%         82.53         6.376         5.434
200,000.01 - 250,000.00          0.00%         14.04%         82.98         6.283         5.399
250,000.01 - 300,000.00          0.03%         12.58%         83.14         6.179         5.370
300,000.01 - 350,000.00          0.04%         11.20%         84.30         6.022         5.354
350,000.01 - 400,000.00          0.00%          8.48%         84.05         5.995         5.423
400,000.01 - 450,000.00          0.00%          6.01%         84.15         5.938         5.455
450,000.01 - 500,000.00          0.00%          5.53%         81.24         5.878         5.306
500,000.01 - 550,000.00          0.00%          1.56%         81.23         5.611         4.484
550,000.01 - 600,000.00          0.00%          1.85%         82.29         5.361         3.703
600,000.01 - 650,000.00          0.00%          1.67%         81.37         5.226         3.402
650,000.01 - 700,000.00          0.00%          0.16%         77.80         5.425         4.709
700,000.01 - 750,000.00          0.00%          0.51%         72.81         5.502         4.220
850,000.01 >=                    0.00%          0.85%         61.78         5.492         3.022
-----------------------------------------------------------------------------------------------------
Total:                           0.23%        100.00%         83.15         6.325         5.287
-----------------------------------------------------------------------------------------------------


Prepayment Penalty & FICO
--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term      FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750     FICO 750-800
--------------------------------------------------------------------------------------------------------------------------------
0                                  1.72%            2.18%            8.26%            8.57%            4.85%            2.23%
12                                 0.69%            1.41%            2.32%            1.58%            0.81%            0.22%
24                                 3.68%            7.77%           18.81%           15.41%            6.48%            2.22%
30                                 0.00%            0.00%            0.00%            0.05%            0.00%            0.00%
36                                 0.49%            1.33%            3.49%            3.11%            1.42%            0.67%
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6.58%           12.69%           32.88%           28.72%           13.56%            5.34%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term        FICO ge 800         total         Current LTV         WAC       Gross Margin    Avg Prin Bal
--------------------------------------------------------------------------------------------------------------------------------
0                                  0.07%           27.88%           83.81           6.250           4.444      209,526.31
12                                 0.00%            7.03%           82.43           7.061           6.894      193,704.84
24                                 0.13%           54.50%           83.48           6.299           5.687      186,698.29
30                                 0.00%            0.05%           82.13           5.953           6.633      201,715.25
36                                 0.03%           10.54%           80.17           6.171           3.928      183,754.46
--------------------------------------------------------------------------------------------------------------------------------
Total:                             0.23%          100.00%           83.15           6.325           5.287      192,723.98
--------------------------------------------------------------------------------------------------------------------------------


Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                   FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750     FICO 750-800
--------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                      0.00%            0.00%            0.00%            0.07%            0.05%            0.00%
3.500 - 3.999                      0.00%            0.00%            0.07%            0.37%            0.51%            0.19%
4.000 - 4.499                      0.00%            0.00%            0.59%            1.61%            1.14%            0.55%
4.500 - 4.999                      0.00%            0.00%            2.77%            4.82%            2.73%            1.14%
5.000 - 5.499                      0.00%            0.19%            3.58%            3.65%            1.81%            0.67%
5.500 - 5.999                      0.14%            1.54%            6.50%            6.21%            2.61%            1.34%
6.000 - 6.499                      0.18%            1.92%            5.87%            4.20%            1.76%            0.76%
6.500 - 6.999                      0.81%            2.84%            6.75%            4.29%            1.61%            0.43%
7.000 - 7.499                      0.65%            1.42%            2.07%            1.27%            0.46%            0.09%
7.500 - 7.999                      1.61%            2.12%            2.57%            1.00%            0.35%            0.09%
8.000 - 8.499                      0.95%            1.08%            0.50%            0.35%            0.10%            0.04%
8.500 - 8.999                      0.86%            0.65%            0.35%            0.35%            0.31%            0.04%
9.000 - 9.499                      0.38%            0.29%            0.11%            0.09%            0.03%            0.00%
9.500 - 9.999                      0.47%            0.14%            0.30%            0.24%            0.05%            0.00%
10.000 - 10.499                    0.20%            0.09%            0.04%            0.03%            0.00%            0.00%
10.500 - 10.999                    0.18%            0.06%            0.32%            0.07%            0.03%            0.00%
11.000 - 11.499                    0.13%            0.05%            0.21%            0.05%            0.00%            0.00%
11.500 - 11.999                    0.03%            0.24%            0.14%            0.04%            0.02%            0.00%
12.000 - 12.499                    0.00%            0.05%            0.04%            0.01%            0.00%            0.00%
12.500 - 12.999                    0.00%            0.01%            0.10%            0.01%            0.00%            0.00%
13.000 - 13.499                    0.00%            0.00%            0.01%            0.00%            0.00%            0.00%
13.500 - 13.999                    0.00%            0.00%            0.01%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------------------
Total:                             6.58%           12.69%           32.88%           28.72%           13.56%            5.34%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                    FICO ge 800          total       Current LTV         WAC        Gross Margin    Avg Prin Bal
--------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                      0.01%            0.13%           73.65           3.315           1.992      372,597.33
3.500 - 3.999                      0.00%            1.13%           74.42           3.783           2.638      235,573.55
4.000 - 4.499                      0.02%            3.91%           76.59           4.254           2.918      235,317.99
4.500 - 4.999                      0.06%           11.52%           82.73           4.741           3.697      248,353.58
5.000 - 5.499                      0.00%            9.89%           83.51           5.214           4.280      239,969.41
5.500 - 5.999                      0.07%           18.40%           81.61           5.758           5.089      240,229.98
6.000 - 6.499                      0.04%           14.73%           84.00           6.244           5.552      225,223.43
6.500 - 6.999                      0.01%           16.74%           84.82           6.740           6.103      212,790.40
7.000 - 7.499                      0.01%            5.97%           84.42           7.227           6.864      191,625.42
7.500 - 7.999                      0.00%            7.73%           84.48           7.733           6.959      174,039.94
8.000 - 8.499                      0.00%            3.02%           83.14           8.222           6.990      144,212.99
8.500 - 8.999                      0.00%            2.58%           85.47           8.705           6.990      110,310.17
9.000 - 9.499                      0.00%            0.90%           76.85           9.237           6.954       98,048.47
9.500 - 9.999                      0.00%            1.20%           82.30           9.744           6.990       85,815.28
10.000 - 10.499                    0.00%            0.36%           70.63          10.188           6.990      100,205.06
10.500 - 10.999                    0.00%            0.66%           87.32          10.787           6.990       55,090.78
11.000 - 11.499                    0.00%            0.44%           85.02          11.205           6.839       62,518.52
11.500 - 11.999                    0.00%            0.47%           96.51          11.775           6.990       30,303.98
12.000 - 12.499                    0.00%            0.10%           92.83          12.179           0.000       28,872.22
12.500 - 12.999                    0.00%            0.12%           98.73          12.727           0.000       31,670.27
13.000 - 13.499                    0.00%            0.01%           99.36          13.133           0.000       22,091.10
13.500 - 13.999                    0.00%            0.01%           98.42          13.691           0.000       19,361.65
--------------------------------------------------------------------------------------------------------------------------------
Total:                             0.23%          100.00%           83.15           6.325           5.287      192,723.98
--------------------------------------------------------------------------------------------------------------------------------


Mortg Rates & LTV
-------------------------------------------------------------------------------------------------------------------
Mortg Rates                 LTV <= 50   LTV 50.01-60   LTV 60.01-70   LTV 70.01-80   LTV 80.01-90   LTV 90.01-100
-------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                 0.00%          0.00%          0.06%          0.07%          0.00%          0.00%
3.500 - 3.999                 0.09%          0.06%          0.01%          0.95%          0.01%          0.00%
4.000 - 4.499                 0.31%          0.09%          0.38%          2.08%          0.69%          0.35%
4.500 - 4.999                 0.02%          0.19%          0.93%          4.98%          3.54%          1.85%
5.000 - 5.499                 0.15%          0.14%          0.39%          4.33%          2.87%          2.02%
5.500 - 5.999                 0.45%          0.46%          1.60%          6.58%          6.88%          2.42%
6.000 - 6.499                 0.14%          0.11%          0.89%          5.27%          5.96%          2.36%
6.500 - 6.999                 0.20%          0.21%          1.02%          4.51%          7.69%          3.11%
7.000 - 7.499                 0.05%          0.09%          0.27%          2.21%          2.49%          0.87%
7.500 - 7.999                 0.03%          0.07%          0.44%          3.02%          2.95%          1.22%
8.000 - 8.499                 0.02%          0.11%          0.28%          1.04%          1.05%          0.53%
8.500 - 8.999                 0.02%          0.05%          0.13%          1.07%          0.56%          0.75%
9.000 - 9.499                 0.02%          0.07%          0.25%          0.32%          0.11%          0.14%
9.500 - 9.999                 0.04%          0.10%          0.34%          0.15%          0.04%          0.54%
10.000 - 10.499               0.02%          0.04%          0.22%          0.00%          0.03%          0.05%
10.500 - 10.999               0.02%          0.03%          0.16%          0.00%          0.00%          0.45%
11.000 - 11.499               0.01%          0.06%          0.09%          0.00%          0.00%          0.27%
11.500 - 11.999               0.00%          0.00%          0.03%          0.00%          0.01%          0.43%
12.000 - 12.499               0.00%          0.00%          0.02%          0.00%          0.00%          0.08%
12.500 - 12.999               0.00%          0.00%          0.00%          0.00%          0.00%          0.11%
13.000 - 13.499               0.00%          0.00%          0.00%          0.00%          0.00%          0.01%
13.500 - 13.999               0.00%          0.00%          0.00%          0.00%          0.00%          0.01%
--------------------------------------------------------------------------------------------------------------------
Total:                        1.60%          1.87%          7.50%         36.57%         34.89%         17.56%
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Mortg Rates                  total       avg FICO          WAC     Gross Margin  Avg Prin Bal
------------------------------------------------------------------------------------------------
3.000 - 3.499                 0.13%           706         3.315         1.992    372,597.33
3.500 - 3.999                 1.13%           708         3.783         2.638    235,573.55
4.000 - 4.499                 3.91%           696         4.254         2.918    235,317.99
4.500 - 4.999                11.52%           685         4.741         3.697    248,353.58
5.000 - 5.499                 9.89%           671         5.214         4.280    239,969.41
5.500 - 5.999                18.40%           663         5.758         5.089    240,229.98
6.000 - 6.499                14.73%           651         6.244         5.552    225,223.43
6.500 - 6.999                16.74%           639         6.740         6.103    212,790.40
7.000 - 7.499                 5.97%           623         7.227         6.864    191,625.42
7.500 - 7.999                 7.73%           604         7.733         6.959    174,039.94
8.000 - 8.499                 3.02%           585         8.222         6.990    144,212.99
8.500 - 8.999                 2.58%           599         8.705         6.990    110,310.17
9.000 - 9.499                 0.90%           570         9.237         6.954     98,048.47
9.500 - 9.999                 1.20%           593         9.744         6.990     85,815.28
10.000 - 10.499               0.36%           559        10.188         6.990    100,205.06
10.500 - 10.999               0.66%           603        10.787         6.990     55,090.78
11.000 - 11.499               0.44%           588        11.205         6.839     62,518.52
11.500 - 11.999               0.47%           608        11.775         6.990     30,303.98
12.000 - 12.499               0.10%           616        12.179         0.000     28,872.22
12.500 - 12.999               0.12%           626        12.727         0.000     31,670.27
13.000 - 13.499               0.01%           624        13.133         0.000     22,091.10
13.500 - 13.999               0.01%           615        13.691         0.000     19,361.65
------------------------------------------------------------------------------------------------
Total:                      100.00%           648         6.325         5.287    192,723.98
------------------------------------------------------------------------------------------------

                   Full              Stated           Stated +          Limited            No Doc             Total
---------     --------------     --------------     ------------     --------------     -------------     -------------
<= 500            597,425.99         342,581.01                0                  0                 0                 0
501 - 550      42,025,076.56      15,672,862.45     1,595,824.84                  0                 0                 0
551 - 600      88,596,897.13      19,795,122.73     1,697,790.65                  0                 0                 0
601 - 650     139,816,436.00      60,228,141.79     5,489,837.37      22,108,084.86      3,868,216.85     33,771,335.76
651 - 700      87,640,176.46      35,790,681.06       774,356.21      42,828,493.00      5,586,706.93     40,511,239.38
701 - 750      34,458,262.63      14,225,184.65       113,482.77      24,537,858.35      4,182,045.77     17,678,152.17
751 - 800      13,297,688.44       3,738,802.71       284,235.03      14,814,789.65        828,809.10      4,478,331.48
801 - 850         194,626.72         298,779.72                0       1,168,716.88        116,823.62        236,146.54
---------     --------------     --------------     ------------     --------------     -------------     -------------
Total:        406,626,589.93     150,092,156.12     9,955,526.87     105,457,942.74     14,582,602.27     96,675,205.33

                      Avg              OCLTV
---------        -------------     -------------     ------     ----------     -----
<= 500                       0                 0       0.11     188,001.40     65.88
501 - 550                    0                 0       6.79     172,868.12     74.37
551 - 600           196,744.66      1,015,510.00      12.75     158,099.52     81.29
601 - 650         5,996,090.10     18,947,851.59      33.24     195,438.38        84
651 - 700         7,491,368.20     26,549,549.57      28.31     204,952.38     84.52
701 - 750         6,974,235.27     15,178,720.76      13.44     211,057.45     84.76
751 - 800         3,492,613.72      3,999,648.44       5.15     206,123.48     82.48
801 - 850                    0                 0       0.23     143,935.25     79.97
---------        -------------     -------------     ------     ----------     -----
Total:           24,151,051.95     65,691,280.36        100     192,723.98     83.15

                 2

                 FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750    FICO 750-800     FICO >800
-------------    ------------     ------------     ------------     ------------     ------------    ------------     ---------
<= 50.00          1,490,740.55     2,467,912.94     3,223,294.81     4,243,123.78       918,846.75    1,473,297.54     185,897.73
50.01 - 60.00     3,722,434.52     2,460,038.58     4,828,297.95     1,318,201.99     2,790,280.16    1,240,788.23              0
60.01 - 70.00    14,152,559.41     9,749,478.14    17,388,536.41    14,547,637.05     6,654,718.26    2,742,369.36     236,572.44
70.01 - 80.00    29,344,601.45    44,078,545.32   100,301,696.81    83,763,578.65    42,556,360.97   18,616,294.13     706,831.82
80.01 - 90.00     8,762,438.34    48,557,130.81   111,151,523.84    88,220,066.15    35,370,743.39   12,413,893.42     236,027.68
90.01 - 100.00               0     3,502,708.32    50,211,940.89    58,692,246.93    30,108,556.51   10,152,379.73     649,763.81
-------------    ------------     ------------     ------------     ------------     ------------    ------------     ---------
Total:           57,472,774.27   110,815,814.11   287,105,290.71   250,784,854.55   118,399,506.04   46,639,022.41   2,015,093.48

                  Total       ltv       wac    margin   avg bal
-------------     -----       ---       ---    ------   -------       -
<= 50.00            1.60%         77   39.87    5.922     4.348   181,858.62
50.01 - 60.00       1.87          93   56.31    6.662     4.958   175,914.42
60.01 - 70.00        7.5         309   66.66    6.619     5.103   211,883.08
70.01 - 80.00      36.55    1,460.00   78.78    6.061     5.787   218,597.94
80.01 - 90.00      34.88    1,431.00   88.22    6.295     5.295   212,845.26
90.01 - 100.00      17.6    1,161.00   95.99    6.807     4.321   132,353.81
-------------     -----       ---       ---    ------   -------       -
Total:            100.00%   4,531.00   83.15    6.325     5.287   192,723.98

       Top


                          FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750    FICO 750-800
-----------------------   -------------   --------------   --------------   --------------   --------------   -------------
0.01 - 50,000.00             249,203.31     1,964,311.31     4,149,755.14     2,348,760.57       767,710.06      151,876.25
50,000.01 - 100,000.00     6,074,955.98    10,090,422.74    17,559,213.87    14,584,739.45     7,370,241.27    2,750,389.39
100,000.01 - 150,000.00    9,684,844.63    17,568,265.92    34,208,459.70    29,900,922.18    13,118,609.81    6,056,213.47
150,000.01 - 200,000.00   12,828,349.02    18,029,625.99    40,096,998.21    36,265,678.03    15,403,273.04    7,825,219.33
200,000.01 - 250,000.00    9,823,519.42    16,899,298.62    39,651,756.41    35,053,913.89    15,613,289.00    5,539,308.35
250,000.01 - 300,000.00    6,045,324.63    16,133,507.28    36,174,693.68    28,429,683.80    16,506,233.32    6,318,165.32
300,000.01 - 350,000.00    5,226,163.81    11,210,270.80    37,170,923.57    31,259,505.04     9,770,058.67    2,887,168.84
350,000.01 - 400,000.00    3,796,827.46     9,786,084.41    25,712,652.55    22,396,115.58    10,550,954.32    1,818,201.93
400,000.01 - 450,000.00    1,282,657.71     4,253,243.63    18,247,068.47    12,747,943.75    11,344,421.75    4,623,218.75
450,000.01 - 500,000.00    2,460,928.30     4,880,783.41    13,939,543.00    12,604,521.82     8,635,116.01    5,806,387.96
500,000.01 - 550,000.00               0                0     5,250,016.55     4,750,781.55     2,618,116.31    1,045,882.29
550,000.01 - 600,000.00               0                0     6,931,926.39     5,723,363.43     2,299,824.21    1,171,500.00
600,000.01 - 650,000.00               0                0     3,171,547.68     8,856,807.52     1,867,450.27      645,490.53
650,000.01 - 700,000.00               0                0       667,200.00                0       688,664.76               0
700,000.01 - 750,000.00               0                0     1,456,700.82     2,971,355.56                0               0
850,000.01 >=                         0                0     2,716,834.67     2,890,762.38     1,845,543.24               0
-----------------------   -------------   --------------   --------------   --------------   --------------   -------------
Total:                    57,472,774.27   110,815,814.11   287,105,290.71   250,784,854.55   118,399,506.04   46,639,022.41

                           FICO >800      Total      ltv     wac     margin    avg bal
-----------------------   ------------   -------    -----   ------   ------   ----------
0.01 - 50,000.00             34,836.54      1.11%   95.11   10.553    4.597    26,776.88
50,000.01 - 100,000.00      167,882.58      6.71    84.91    7.671    5.501    77,715.98
100,000.01 - 150,000.00     897,700.31     12.76    83.33    6.712     5.42   124,508.40
150,000.01 - 200,000.00     323,733.57     14.98    82.53    6.376    5.434   173,669.16
200,000.01 - 250,000.00              0     14.04    82.98    6.283    5.399   223,280.67
250,000.01 - 300,000.00     272,303.87     12.58    83.14    6.179     5.37   273,333.11
300,000.01 - 350,000.00     318,636.61      11.2     84.3    6.022    5.354   323,982.54
350,000.01 - 400,000.00              0      8.48    84.05    5.995    5.423   374,044.63
400,000.01 - 450,000.00              0      6.01    84.15    5.938    5.455   423,375.44
450,000.01 - 500,000.00              0      5.53    81.24    5.878    5.306   483,272.81
500,000.01 - 550,000.00              0      1.56    81.23    5.611    4.484   525,569.10
550,000.01 - 600,000.00              0      1.85    82.29    5.361    3.703   575,950.50
600,000.01 - 650,000.00              0      1.67    81.37    5.226    3.402   632,230.26
650,000.01 - 700,000.00              0      0.16     77.8    5.425    4.709   677,932.38
700,000.01 - 750,000.00              0      0.51    72.81    5.502     4.22   738,009.40
850,000.01 >=                        0      0.85    61.78    5.492    3.022   931,642.54
-----------------------   ------------   -------    -----   ------   ------   ----------
Total:                    2,015,093.48    100.00%   83.15    6.325    5.287   192,723.98

         FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750     FICO 750-800      FICO <500
------   -------------   --------------   --------------   --------------   --------------   --------------   -------------
0        15,053,405.97    19,072,523.67    72,099,787.32    74,843,396.44    42,320,696.90    19,479,524.41      600,241.21
12        6,056,540.67    12,283,634.52    20,263,423.12    13,811,466.95     7,097,781.00     1,891,588.49               0
24       32,100,097.71    67,855,399.21   164,260,024.15   134,555,565.07    56,609,348.46    19,383,349.93    1,130,146.07
30                   0                0                0       403,430.50                0                0               0
36        4,262,729.92    11,604,256.71    30,482,056.12    27,170,995.59    12,371,679.68     5,884,559.58      284,706.20
------   -------------   --------------   --------------   --------------   --------------   --------------   -------------
Total:   57,472,774.27   110,815,814.11   287,105,290.71   250,784,854.55   118,399,506.04    46,639,022.41    2,015,093.48

               Total          ltv     wac    margin    avg bal
------     --------------    -----   -----   ------   ----------
0            243469575.92%   83.81    6.25    4.444   209,526.31
12          61,404,434.75    82.43   7.061    6.894   193,704.84
24         475,893,930.60    83.48   6.299    5.687   186,698.29
30             403,430.50    82.13   5.953    6.633   201,715.25
36          92,060,983.80    80.17   6.171    3.928   183,754.46
------     --------------    -----   -----   ------   ----------
Total:       873232355.57%   83.15   6.325    5.287   192,723.98

       Top

                     FICO 500-550     FICO 550-600     FICO 600-650     FICO 650-700     FICO 700-750     FICO 750-800
------------------   -------------   --------------   --------------   --------------   --------------   --------------
000 - 3.499                      0                0                0       583,244.43       417,723.95                0
3.500 - 3.999                    0                0       595,917.09     3,190,295.88     4,470,908.98     1,636,967.16
4.000 - 4.499                    0                0     5,141,606.02    14,032,820.78     9,969,741.59     4,833,917.15
4.500 - 4.999                    0                0    24,157,785.95    42,104,845.56    23,825,028.07     9,935,659.02
5.000 - 5.499                    0     1,680,168.34    31,250,946.23    31,837,287.52    15,806,853.45     5,813,732.23
5.500 - 5.999         1,179,065.30    13,431,339.96    56,790,693.46    54,244,724.25    22,764,769.70    11,660,194.43
6.000 - 6.499         1,603,751.22    16,804,591.15    51,225,370.85    36,686,880.62    15,350,708.43     6,612,639.26
6.500 - 6.999         7,054,090.55    24,783,197.29    58,901,521.01    37,461,371.52    14,088,205.58     3,774,675.52
7.000 - 7.499         5,714,220.88    12,429,760.97    18,047,089.47    11,053,910.01     3,997,653.54       804,602.13
7.500 - 7.999        14,024,406.63    18,474,222.32    22,436,487.30     8,761,574.95     3,024,568.89       806,236.74
8.000 - 8.499         8,335,894.19     9,421,217.51     4,353,188.30     3,077,696.10       845,863.60       357,117.87
8.500 - 8.999         7,494,523.59     5,713,687.19     3,091,412.38     3,091,514.23     2,715,537.10       361,764.38
9.000 - 9.499         3,300,747.93     2,517,834.04       965,539.67       763,007.38       296,748.79                0
9.500 - 9.999         4,072,040.08     1,197,004.93     2,661,403.85     2,099,847.89       439,167.38                0
10.000 - 10.499       1,733,974.76       785,319.93       367,627.08       219,435.17                0                0
10.500 - 10.999       1,532,238.77       501,688.93     2,811,931.93       653,303.07       230,278.45                0
11.000 - 11.499       1,152,146.12       397,068.22     1,805,913.98       458,501.66                0                0
11.500 - 11.999         275,674.25     2,126,317.94     1,179,541.34       323,293.56       144,694.30        41,516.52
12.000 - 12.499                  0       431,803.37       342,256.32        81,052.54        11,054.24                0
12.500 - 12.999                  0       102,426.36       850,774.78        60,247.43                0                0
13.000 - 13.499                  0         9,768.82        78,595.59                0                0                0
13.500 - 13.999                  0         8,396.84        49,688.11                0                0                0
------------------   -------------   --------------   --------------   --------------   --------------   --------------
Total:               57,472,774.27   110,815,814.11   287,105,290.71   250,784,854.55   118,399,506.04    46,639,022.41

                       FICO <500         Total          ltv     wac     margin    avg bal
------------------   -------------   --------------    -----   ------   ------   ----------
000 - 3.499             116,823.62             0.13%   73.65    3.315    1.992   372,597.33
3.500 - 3.999                    0             1.13    74.42    3.783    2.638   235,573.55
4.000 - 4.499           143,023.00             3.91    76.59    4.254    2.918   235,317.99
4.500 - 4.999           559,880.11            11.52    82.73    4.741    3.697   248,353.58
5.000 - 5.499                    0             9.89    83.51    5.214     4.28   239,969.41
5.500 - 5.999           643,072.52             18.4    81.61    5.758    5.089   240,229.98
6.000 - 6.499           318,636.61            14.73       84    6.244    5.552   225,223.43
6.500 - 6.999           123,943.18            16.74    84.82     6.74    6.103   212,790.40
7.000 - 7.499            74,877.90             5.97    84.42    7.227    6.864   191,625.42
7.500 - 7.999                    0             7.73    84.48    7.733    6.959   174,039.94
8.000 - 8.499                    0             3.02    83.14    8.222     6.99   144,212.99
8.500 - 8.999            34,836.54             2.58    85.47    8.705     6.99   110,310.17
9.000 - 9.499                    0              0.9    76.85    9.237    6.954    98,048.47
9.500 - 9.999                    0              1.2     82.3    9.744     6.99    85,815.28
10.000 - 10.499                  0             0.36    70.63   10.188     6.99   100,205.06
10.500 - 10.999                  0             0.66    87.32   10.787     6.99    55,090.78
11.000 - 11.499                  0             0.44    85.02   11.205    6.839    62,518.52
11.500 - 11.999                  0             0.47    96.51   11.775     6.99    30,303.98
12.000 - 12.499                  0              0.1    92.83   12.179        0    28,872.22
12.500 - 12.999                  0             0.12    98.73   12.727        0    31,670.27
13.000 - 13.499                  0             0.01    99.36   13.133        0    22,091.10
13.500 - 13.999                  0             0.01    98.42   13.691        0    19,361.65
------------------   -------------   --------------    -----   ------   ------   ----------
Total:                2,015,093.48           100.00%   83.15    6.325    5.287   192,723.98


                  COCLTV <= 50    COCLTV 50.01-60 COCLTV 60.01-70 COCLTV 70.01-80  COCLTV 80.01-90  COCLTV 90.01-100  Total
---------------   -------------   -------------   -------------   --------------   --------------   --------------   -------
          3.499               0               0      534,547.57       583,244.43                0                0      0.13%
3.500 - 3.999        789,247.00      560,663.76      125,237.32     8,313,334.19       105,606.84                0      1.13
4.000 - 4.499      2,700,195.15      813,019.44    3,334,417.73    18,202,189.00     6,049,137.30     3,022,149.92      3.91
4.500 - 4.999        209,744.16    1,699,891.76    8,104,858.60    43,502,266.39    30,883,686.34    16,182,751.46     11.52
5.000 - 5.499      1,315,041.05    1,224,121.98    3,362,047.01    37,768,507.07    25,071,557.49    17,647,713.17      9.89
5.500 - 5.999      3,954,127.46    4,005,791.28   14,007,890.16    57,497,364.53    60,075,925.21    21,172,760.98      18.4
6.000 - 6.499      1,201,209.56      919,789.80    7,775,094.54    45,985,913.27    52,082,639.02    20,637,931.95     14.73
6.500 - 6.999      1,783,519.83    1,825,908.76    8,931,385.37    39,399,925.88    67,124,617.56    27,121,647.25     16.74
7.000 - 7.499        421,038.31      759,154.25    2,318,871.11    19,309,186.97    21,755,415.52     7,558,448.74      5.97
7.500 - 7.999        305,545.46      636,320.69    3,857,359.11    26,335,922.21    25,765,279.93    10,627,069.43      7.73
8.000 - 8.499        144,814.44      918,705.34    2,424,067.50     9,086,676.40     9,189,110.01     4,627,603.88      3.02
8.500 - 8.999        159,472.69      434,165.39    1,102,075.23     9,339,198.73     4,907,594.78     6,560,768.59      2.58
9.000 - 9.499        164,740.55      621,101.44    2,170,582.56     2,762,304.24       932,941.66     1,192,207.36       0.9
9.500 - 9.999        349,479.43      833,514.29    2,978,289.97     1,281,875.84       323,302.69     4,703,001.91       1.2
10.000 - 10.499      185,262.62      318,546.03    1,887,665.70                0       275,887.30       438,995.29      0.36
10.500 - 10.999      194,815.90      239,427.48    1,374,938.67                0                0     3,920,259.10      0.66
11.000 - 11.499      124,860.49      549,919.74      757,453.72                0        11,343.63     2,370,052.40      0.44
11.500 - 11.999               0               0      275,674.25                0        87,140.39     3,728,223.27      0.47
12.000 - 12.499               0               0      149,414.95                0        28,999.69       687,751.83       0.1
12.500 - 12.999               0               0               0                0        41,638.27       971,810.30      0.12
13.000 - 13.499               0               0               0                0                0        88,364.41      0.01
13.500 - 13.999               0               0               0                0                0        58,084.95      0.01
---------------   -------------   -------------   -------------   --------------   --------------   --------------   -------
Total:            14,003,114.10   16,360,041.43   65,471,871.07   319,367,909.15   304,711,823.63   153,317,596.19    100.00%


                    ltv       wac     margin     avg bal
---------------   -------   -------   -------   ----------
          3.499    705.86     3.315     1.992   372,597.33
3.500 - 3.999      708.47     3.783     2.638   235,573.55
4.000 - 4.499      695.68     4.254     2.918   235,317.99
4.500 - 4.999      684.63     4.741     3.697   248,353.58
5.000 - 5.499      670.71     5.214      4.28   239,969.41
5.500 - 5.999      662.92     5.758     5.089   240,229.98
6.000 - 6.499      651.18     6.244     5.552   225,223.43
6.500 - 6.999      638.54      6.74     6.103   212,790.40
7.000 - 7.499      623.31     7.227     6.864   191,625.42
7.500 - 7.999      604.46     7.733     6.959   174,039.94
8.000 - 8.499      584.79     8.222      6.99   144,212.99
8.500 - 8.999      598.71     8.705      6.99   110,310.17
9.000 - 9.499      570.49     9.237     6.954    98,048.47
9.500 - 9.999      592.66     9.744      6.99    85,815.28
10.000 - 10.499    559.46    10.188      6.99   100,205.06
10.500 - 10.999    602.83    10.787      6.99    55,090.78
11.000 - 11.499    587.63    11.205     6.839    62,518.52
11.500 - 11.999    608.36    11.775      6.99    30,303.98
12.000 - 12.499    616.27    12.179         0    28,872.22
12.500 - 12.999    625.76    12.727         0    31,670.27
13.000 - 13.499    624.22    13.133         0    22,091.10
13.500 - 13.999    614.79    13.691         0    19,361.65
---------------   -------   -------   -------   ----------
Total:             648.21     6.325     5.287   192,723.98

                                  ABFC 2004-HE1
                               OCLTV > 80 , no MI
                           Collateral Summary Report

================================================================================

--------------------------------------------------
General Pool Characteristics
--------------------------------------------------
Pool Size: $248,733,761.39
Loan Count: 1,610
Avg.Balance: $154,493.02
Total OBal: $249,325,215.15
Avg. OBal: $154,860.38
W.A. Gross: 7.2001%
W.A. FICO*: 637
Unknown FICO Score:
W.A. OCLTV: 90.96%
W.A. Gross: 7.2001%
W.A. OTerm: 349.4
W.A. RTerm: 346.4
W.A. IO Term: 3.2
W.A. Age: 3.0
% over 80 OCLTV: 100.00%
% over 90 OCLTV: 25.48%
% ARM: 78.98%
% 2nd Liens: 9.16%
% IO: 13.01%
% w MI: 0.00%
W.A. Roll: 21.42 months
W.A. Margin: 6.9208%
W.A. Initial Cap: 3.0000%
W.A. Interim Cap: 1.4987%
W.A. Ceiling: 13.8288%
W.A. Floor: 6.8313%
Max. Zipcode Conc: 0.64%
--------------------------------------------------
* FICO not available for 0 loans, or 0.00% of the
aggregate pool balance.
--------------------------------------------------

--------------------------------------------------
Originators                          Percent
--------------------------------------------------
Fremont                               99.80%
Wells Fargo                            0.20
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Lien Position                        Percent
--------------------------------------------------
1                                     90.84%
2                                      9.16
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Product Type                         Percent
--------------------------------------------------
10 YR FIXED                            0.41%
15 YR FIXED                            0.71
20 YR FIXED                            6.86
2/28 ARM                              64.21
2/28 IO                               12.31
30 YR FIXED                           13.00
3/27 ARM                               1.75
3/27 IO                                0.69
5 YR FIXED                             0.04
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Cut-Off Balance                      Percent
--------------------------------------------------
less than 50,000                       3.48%
50,001 - 100,000                      10.12
100,001 - 150,000                     13.26
150,001 - 200,000                     13.08
200,001 - 250,000                     14.52
250,001 - 300,000                     11.17
300,001 - 350,000                     11.43
350,001 - 400,000                      8.21
400,001 - 450,000                      8.13
450,001 - 500,000                      4.68
>= 500,001                             1.93
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 154,493.02
Lowest: 4,260.77
Highest: 643,559.84
--------------------------------------------------


--------------------------------------------------
Original Balance                     Percent
--------------------------------------------------
equal to 50,000                        3.46%
50,001 - 100,000                      10.14
100,001 - 150,000                     13.20
150,001 - 200,000                     13.14
200,001 - 250,000                     14.21
250,001 - 300,000                     11.35
300,001 - 350,000                     11.41
350,001 - 400,000                      8.35
400,001 - 450,000                      8.13
450,001 - 500,000                      4.68
over 500,001                           1.93
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 154,860.38
Lowest: 4,425.00
Highest: 644,975.00
--------------------------------------------------


--------------------------------------------------
Coupon                               Percent
--------------------------------------------------
4.001 - 4.500                          0.13%
4.501 - 5.000                          0.68
5.001 - 5.500                          1.56
5.501 - 6.000                         14.48
6.001 - 6.500                         16.26
6.501 - 7.000                         23.93
7.001 - 7.500                         12.66
7.501 - 8.000                         12.61
8.001 - 8.500                          6.26
8.501 - 9.000                          3.57
9.001 - 9.500                          1.37
9.501 - 10.000                         1.44
10.001 - 10.500                        0.32
10.501 - 11.000                        1.55
11.001 - 11.500                        0.94
11.501 - 12.000                        1.48
12.001 - 12.500                        0.36
12.501 - 13.000                        0.34
13.001 - 13.500                        0.04
13.501 - 14.000                        0.02
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 7.200
Lowest: 4.350
Highest: 13.775
--------------------------------------------------


--------------------------------------------------
Credit Score*                        Percent
--------------------------------------------------
800 - 849                              0.01%
750 - 799                              2.87
700 - 749                              9.13
650 - 699                             23.65
600 - 649                             39.97
550 - 599                             20.84
500 - 549                              3.52
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 637
Lowest: 513
Highest: 802
--------------------------------------------------


--------------------------------------------------
Index                                Percent
--------------------------------------------------
6ML                                   78.98%
FIX                                   21.02
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Loan Purpose                         Percent
--------------------------------------------------
C/O Refi                              46.35%
Purchase                              48.56
R/T Refi                               5.08
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Property Type                        Percent
--------------------------------------------------
2-4 Family                            15.57%
Condominium                            6.93
Single Family                         77.50
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Documentation                        Percent
--------------------------------------------------
Easy                                   1.49%
Full                                  77.20
No Ratio w nonverified assets0.11
No Ratio w verified assets             0.09
Stated                                21.11
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Occupancy Status                     Percent
--------------------------------------------------
Investor                              12.60%
Owner Occupied                        86.58
Second Home                            0.81
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
State                                Percent
--------------------------------------------------
California                            28.62%
New York                              10.37
New Jersey                             9.66
Florida                                9.14
Illinois                               5.97
Maryland                               3.65
Other                                 32.59
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Number of States: 41
--------------------------------------------------


--------------------------------------------------
Zip Code                             Percent
--------------------------------------------------
90745                                  0.64%
07305                                  0.47
11434                                  0.44
92704                                  0.40
07002                                  0.39
Other                                 97.65
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
OCLTV                                Percent
--------------------------------------------------
80.01 - 85.00                         19.02%
85.01 - 90.00                         55.50
90.01 - 95.00                          6.09
95.01 - 100.00                        19.39
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 90.96%
Lowest: 80.00%
Highest: 100.00%
--------------------------------------------------


--------------------------------------------------
Penalty Term                         Percent
--------------------------------------------------
0                                     18.88%
12                                    12.94
24                                    58.31
30                                     0.10
36                                     9.77
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 23.54
Lowest: 0
Highest: 36
--------------------------------------------------


--------------------------------------------------
Original Term                        Percent
--------------------------------------------------
60                                     0.04%
120                                    0.41
180                                    0.71
240                                    6.86
360                                   91.98
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 349.4 months
Lowest: 60 months
Highest: 360 months
--------------------------------------------------


--------------------------------------------------
Remaining Term                       Percent
--------------------------------------------------
31 - 60                                0.04%
91 - 120                               0.41
151 - 180                              0.71
211 - 240                              6.86
331 - 360                             91.98
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 346.4 months
Lowest: 56 months
Highest: 358 months
--------------------------------------------------


--------------------------------------------------
Age                                  Percent
--------------------------------------------------
1 - 3                                 88.10%
4 - 6                                 11.45
7 - 9                                  0.45
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 3.0 months
Lowest: 2 months
Highest: 7 months
--------------------------------------------------


--------------------------------------------------
Rate Margin                          Percent
--------------------------------------------------
less than 3.000                        0.14%
3.001 - 4.000                          0.11
5.001 - 6.000                          1.16
6.001 - 7.000                         98.59
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 6.921%
Lowest: 2.875%
Highest: 6.990%
--------------------------------------------------


--------------------------------------------------
Initial Cap                          Percent
--------------------------------------------------
3.000                                100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%
--------------------------------------------------


--------------------------------------------------
Interim Cap                          Percent
--------------------------------------------------
1.000                                  0.26%
1.500                                 99.74
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 1.499%
Lowest: 1.000%
Highest: 1.500%
--------------------------------------------------


--------------------------------------------------
Rollterm                             Percent
--------------------------------------------------
13 - 18                                1.39%
19 - 24                               95.51
25 - 30                                0.25
31 - 36                                2.85
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 21.4 months
Lowest: 17 months
Highest: 34 months
--------------------------------------------------


--------------------------------------------------
Maximum Rate                         Percent
--------------------------------------------------
11.001 - 12.000                        1.17%
12.001 - 13.000                       17.98
13.001 - 14.000                       45.87
14.001 - 15.000                       27.39
15.001 - 16.000                        6.91
16.001 - 17.000                        0.53
17.001 - 18.000                        0.14
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 13.829%
Lowest: 11.350%
Highest: 17.090%
--------------------------------------------------


--------------------------------------------------
Minimum Rate                         Percent
--------------------------------------------------
4.001 - 5.000                          1.03%
5.001 - 6.000                         18.01
6.001 - 7.000                         45.98
7.001 - 8.000                         27.39
8.001 - 9.000                          6.91
9.001 - 10.000                         0.53
10.001 - 11.000                        0.14
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 6.831%
Lowest: 4.350%
Highest: 10.090%
--------------------------------------------------


--------------------------------------------------
MI Coverage                          Percent
--------------------------------------------------
Not Insured                          100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.
The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================

Banc of America Securities LLC                                     Page 1  of  1

                                  ABFC 2004-HE1
                            Loans with silent seconds
                            Collateral Summary Report
================================================================================


--------------------------------------------------
General Pool Characteristics
Pool Size: $150,273,656.25
Loan Count: 697
Avg.Balance: $215,600.65
Total OBal: $150,537,449.50
Avg. OBal: $215,979.12
W.A. Gross: 6.0102%
W.A. FICO*: 653
Unknown FICO Score:
W.A. OCLTV: 81.07%
W.A. Gross: 6.0102%
W.A. OTerm: 359.9
W.A. RTerm: 356.7
W.A. IO Term: 11.6
W.A. Age: 3.2
% over 80 OCLTV: 23.07%
% over 90 OCLTV: 0.21%
% ARM: 96.29%
% 2nd Liens: 0.00%
% IO: 47.81%
% w MI: 0.30%
W.A. Roll: 21.22 months
W.A. Margin: 6.1969%
W.A. Initial Cap: 3.0000%
W.A. Interim Cap: 1.4571%
W.A. Ceiling: 12.8780%
W.A. Floor: 5.9639%
Max. Zipcode Conc: 1.02%
--------------------------------------------------
* FICO not available for 0 loans, or 0.00% of the
aggregate pool balance.
--------------------------------------------------


--------------------------------------------------
Originators                          Percent
--------------------------------------------------
Fremont                               91.73%
Wells Fargo                            8.27
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Lien Position                        Percent
--------------------------------------------------
1                                    100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Product Type                         Percent
--------------------------------------------------
15 YR FIXED                            0.04%
2/28 ARM                              45.73
2/28 IO                               46.78
30 YR FIXED                            3.67
3/27 ARM                               2.75
3/27 IO                                1.03
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Cut-Off Balance                      Percent
--------------------------------------------------
less than 50,000                       0.07%
50,001 - 100,000                       4.95
100,001 - 150,000                     11.70
150,001 - 200,000                     15.12
200,001 - 250,000                     14.56
250,001 - 300,000                     14.87
300,001 - 350,000                     12.06
350,001 - 400,000                     11.28
400,001 - 450,000                      5.05
450,001 - 500,000                      6.18
>= 500,001                             4.17
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 215,600.65
Lowest: 49,897.21
Highest: 1,000,000.00
--------------------------------------------------


--------------------------------------------------
Original Balance                     Percent
--------------------------------------------------
equal to 50,000                        0.07%
50,001 - 100,000                       4.95
100,001 - 150,000                     11.60
150,001 - 200,000                     15.22
200,001 - 250,000                     14.56
250,001 - 300,000                     14.87
300,001 - 350,000                     12.06
350,001 - 400,000                     11.28
400,001 - 450,000                      5.05
450,001 - 500,000                      6.18
over 500,001                           4.17
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 215,979.12
Lowest: 50,000.00
Highest: 1,000,000.00
--------------------------------------------------


--------------------------------------------------
Coupon                               Percent
--------------------------------------------------
3.001 - 3.500                          0.23%
3.501 - 4.000                          4.00
4.001 - 4.500                          6.57
4.501 - 5.000                         13.25
5.001 - 5.500                         14.58
5.501 - 6.000                         16.87
6.001 - 6.500                         11.94
6.501 - 7.000                         12.56
7.001 - 7.500                          7.72
7.501 - 8.000                          7.24
8.001 - 8.500                          3.53
8.501 - 9.000                          0.81
9.001 - 9.500                          0.66
11.001 - 11.500                        0.05
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 6.010
Lowest: 3.500
Highest: 11.200
--------------------------------------------------


--------------------------------------------------
Credit Score*                        Percent
--------------------------------------------------
800 - 849                              0.18%
750 - 799                              4.96
700 - 749                             15.01
650 - 699                             28.08
600 - 649                             34.55
550 - 599                             15.88
500 - 549                              1.34
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 653
Lowest: 507
Highest: 803
--------------------------------------------------


--------------------------------------------------
Index                                Percent
--------------------------------------------------
6ML                                   96.29%
FIX                                    3.71
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Loan Purpose                         Percent
--------------------------------------------------
C/O Refi                              12.28%
Purchase                              85.81
R/T Refi                               1.91
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Property Type                        Percent
--------------------------------------------------
2-4 Family                             9.05%
Condominium                            8.04
Low Rise Condo                         0.08
Single Family                         82.82
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Documentation                        Percent
--------------------------------------------------
Easy                                   0.23%
Full                                  74.09
No Doc                                 1.30
No Ratio w nonverified assets 1.14
No Ratio w verified assets             0.58
Stated                                17.41
Stated w nonverified assets            3.74
Stated w verified assets               1.50
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Occupancy Status                     Percent
--------------------------------------------------
Investor                               7.87%
Owner Occupied                        91.53
Second Home                            0.60
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
State                                Percent
--------------------------------------------------
California                            45.73%
Florida                                5.90
Colorado                               3.81
Maryland                               3.59
Massachusetts                          3.56
New York                               3.48
Other                                 33.93
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Number of States: 39
--------------------------------------------------


--------------------------------------------------
Zip Code                             Percent
--------------------------------------------------
94565                                  1.02%
94591                                  0.67
94566                                  0.67
95492                                  0.64
94920                                  0.60
Other                                 96.41
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
OCLTV                                Percent
--------------------------------------------------
40.01 - 45.00                          0.86%
45.01 - 50.00                          0.12
50.01 - 55.00                          0.13
60.01 - 65.00                          1.60
65.01 - 70.00                          1.37
70.01 - 75.00                          2.00
75.01 - 80.00                         70.85
80.01 - 85.00                          4.12
85.01 - 90.00                         18.74
90.01 - 95.00                          0.21
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 81.07%
Lowest: 40.63%
Highest: 95.00%
--------------------------------------------------


--------------------------------------------------
Penalty Term                         Percent
--------------------------------------------------
0                                     13.10%
12                                     7.68
24                                    74.28
36                                     4.93
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 23.62
Lowest: 0
Highest: 36
--------------------------------------------------


--------------------------------------------------
Original Term                        Percent
--------------------------------------------------
180                                    0.04%
360                                   99.96
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 359.9 months
Lowest: 180 months
Highest: 360 months
--------------------------------------------------


--------------------------------------------------
Remaining Term                       Percent
--------------------------------------------------
151 - 180                              0.04%
331 - 360                             99.96
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 356.7 months
Lowest: 177 months
Highest: 358 months
--------------------------------------------------


--------------------------------------------------
Age                                  Percent
--------------------------------------------------
1 - 3                                 82.29%
4 - 6                                 17.44
7 - 9                                  0.28
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 3.2 months
Lowest: 2 months
Highest: 7 months
--------------------------------------------------


--------------------------------------------------
Rate Margin                          Percent
--------------------------------------------------
less than 3.000                        8.26%
3.001 - 4.000                          0.33
4.001 - 5.000                          1.20
5.001 - 6.000                         18.19
6.001 - 7.000                         72.02
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 6.197%
Lowest: 1.875%
Highest: 6.990%
--------------------------------------------------


--------------------------------------------------
Initial Cap                          Percent
--------------------------------------------------
3.000                                100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%
--------------------------------------------------


--------------------------------------------------
Interim Cap                          Percent
--------------------------------------------------
1.000                                  8.59%
1.500                                 91.41
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 1.457%
Lowest: 1.000%
Highest: 1.500%
--------------------------------------------------


--------------------------------------------------
Rollterm                             Percent
--------------------------------------------------
13 - 18                                0.88%
19 - 24                               95.19
25 - 30                                0.27
31 - 36                                3.66
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 21.2 months
Lowest: 17 months
Highest: 34 months
--------------------------------------------------


--------------------------------------------------
Maximum Rate                         Percent
--------------------------------------------------
9.001 - 10.000                         3.19%
10.001 - 11.000                        4.35
11.001 - 12.000                       19.68
12.001 - 13.000                       30.06
13.001 - 14.000                       23.92
14.001 - 15.000                       14.43
15.001 - 16.000                        3.79
16.001 - 17.000                        0.52
18.001 - 19.000                        0.05
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 12.878%
Lowest: 9.500%
Highest: 18.200%
--------------------------------------------------


--------------------------------------------------
Minimum Rate                         Percent
--------------------------------------------------
3.001 - 4.000                          4.39%
4.001 - 5.000                         20.58
5.001 - 6.000                         32.32
6.001 - 7.000                         23.92
7.001 - 8.000                         14.43
8.001 - 9.000                          3.79
9.001 - 10.000                         0.52
11.001 - 12.000                        0.05
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 5.964%
Lowest: 3.500%
Highest: 11.200%
--------------------------------------------------


--------------------------------------------------
MI Coverage                          Percent
--------------------------------------------------
Not Insured                           99.70%
Amerin Guarantee                       0.19
PMI Mortgage Insurance Corp.           0.11
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.
The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================

Banc of America Securities LLC                                     Page 1  of  1

                                  ABFC 2004-HE1
                                    IO Loans
                           Collateral Summary Report

================================================================================


--------------------------------------------------
General Pool Characteristics
--------------------------------------------------
Pool Size: $137,939,607.04
Loan Count: 508
Avg.Balance: $271,534.66
Total OBal: $137,945,478.60
Avg. OBal: $271,546.22
W.A. Gross: 5.5774%
W.A. FICO*: 662
Unknown FICO Score:
W.A. OCLTV: 81.97%
W.A. Gross: 5.5774%
W.A. OTerm: 360.0
W.A. RTerm: 357.2
W.A. IO Term: 24.5
W.A. Age: 2.8
% over 80 OCLTV: 23.46%
% over 90 OCLTV: 5.14%
% ARM: 100.00%
% 2nd Liens: 0.00%
% IO: 100.00%
% w MI: 0.00%
W.A. Roll: 21.79 months
W.A. Margin: 6.3881%
W.A. Initial Cap: 3.0000%
W.A. Interim Cap: 1.5000%
W.A. Ceiling: 12.5774%
W.A. Floor: 5.5774%
Max. Zipcode Conc: 1.11%
--------------------------------------------------
* FICO not available for 0 loans, or 0.00% of the
aggregate pool balance.
--------------------------------------------------


--------------------------------------------------
Originators                          Percent
--------------------------------------------------
Fremont                              100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Lien Position                        Percent
--------------------------------------------------
1                                    100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Product Type                         Percent
--------------------------------------------------
2/28 IO                               95.52%
3/27 IO                                4.48
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Cut-Off Balance                      Percent
--------------------------------------------------
50,001 - 100,000                       0.93%
100,001 - 150,000                      5.49
150,001 - 200,000                     11.38
200,001 - 250,000                     12.96
250,001 - 300,000                     14.65
300,001 - 350,000                     14.10
350,001 - 400,000                     14.59
400,001 - 450,000                      9.12
450,001 - 500,000                      9.83
>= 500,001                             6.95
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 271,534.66
Lowest: 56,000.00
Highest: 1,000,000.00
--------------------------------------------------


--------------------------------------------------
Original Balance                     Percent
--------------------------------------------------
50,001 - 100,000                       0.93%
100,001 - 150,000                      5.49
150,001 - 200,000                     11.38
200,001 - 250,000                     12.96
250,001 - 300,000                     14.65
300,001 - 350,000                     14.10
350,001 - 400,000                     14.59
400,001 - 450,000                      9.12
450,001 - 500,000                      9.83
over 500,001                           6.95
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Average: 271,546.22
Lowest: 56,000.00
Highest: 1,000,000.00
--------------------------------------------------


--------------------------------------------------
Coupon                               Percent
--------------------------------------------------
3.501 - 4.000                          1.26%
4.001 - 4.500                          5.99
4.501 - 5.000                         20.31
5.001 - 5.500                         23.01
5.501 - 6.000                         24.03
6.001 - 6.500                         15.78
6.501 - 7.000                          5.95
7.001 - 7.500                          2.34
7.501 - 8.000                          0.95
8.001 - 8.500                          0.16
8.501 - 9.000                          0.22
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 5.577
Lowest: 3.999
Highest: 8.900
--------------------------------------------------


--------------------------------------------------
Credit Score*                        Percent
--------------------------------------------------
800 - 849                              0.19%
750 - 799                              6.64
700 - 749                             15.59
650 - 699                             31.83
600 - 649                             38.28
550 - 599                              7.48
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 662
Lowest: 580
Highest: 803
--------------------------------------------------


--------------------------------------------------
Index                                Percent
--------------------------------------------------
6ML                                  100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Loan Purpose                         Percent
--------------------------------------------------
C/O Refi                              13.55%
Purchase                              83.34
R/T Refi                               3.11
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Property Type                        Percent
--------------------------------------------------
2-4 Family                             4.20%
Condominium                            9.31
Single Family                         86.49
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Documentation                        Percent
--------------------------------------------------
Easy                                   1.60%
Full                                  91.80
Stated                                 6.60
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
Occupancy Status                     Percent
--------------------------------------------------
Owner Occupied                        99.66%
Second Home                            0.34
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
State                                Percent
--------------------------------------------------
California                            66.09%
Florida                                3.38
Colorado                               3.18
Massachusetts                          3.00
Virginia                               2.91
Washington                             2.77
Other                                 18.66
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
Number of States: 30
--------------------------------------------------


--------------------------------------------------
Zip Code                             Percent
--------------------------------------------------
94565                                  1.11%
94591                                  0.90
91977                                  0.76
94806                                  0.76
94014                                  0.74
Other                                 95.73
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------
OCLTV                                Percent
--------------------------------------------------
40.01 - 45.00                          0.36%
45.01 - 50.00                          0.09
60.01 - 65.00                          1.52
65.01 - 70.00                          0.75
70.01 - 75.00                          0.76
75.01 - 80.00                         73.06
80.01 - 85.00                          1.87
85.01 - 90.00                         16.45
90.01 - 95.00                          2.17
95.01 - 100.00                         2.97
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 81.97%
Lowest: 42.55%
Highest: 100.00%
--------------------------------------------------


--------------------------------------------------
Penalty Term                         Percent
--------------------------------------------------
0                                      4.88%
12                                     6.50
24                                    83.69
36                                     4.94
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 23.80
Lowest: 0
Highest: 36
--------------------------------------------------


--------------------------------------------------
Original Term                        Percent
--------------------------------------------------
360                                  100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------


--------------------------------------------------
Remaining Term                       Percent
--------------------------------------------------
331 - 360                            100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 357.2 months
Lowest: 354 months
Highest: 358 months
--------------------------------------------------


--------------------------------------------------
Age                                  Percent
--------------------------------------------------
1 - 3                                 93.54%
4 - 6                                  6.46
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 2.8 months
Lowest: 2 months
Highest: 6 months
--------------------------------------------------


--------------------------------------------------
Rate Margin                          Percent
--------------------------------------------------
4.001 - 5.000                          1.26%
5.001 - 6.000                         28.23
6.001 - 7.000                         70.51
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 6.388%
Lowest: 4.949%
Highest: 6.990%
--------------------------------------------------


--------------------------------------------------
Initial Cap                          Percent
--------------------------------------------------
3.000                                100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%
--------------------------------------------------


--------------------------------------------------
Interim Cap                          Percent
--------------------------------------------------
1.500                                100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 1.500%
Lowest: 1.500%
Highest: 1.500%
--------------------------------------------------


--------------------------------------------------
Rollterm                             Percent
--------------------------------------------------
13 - 18                                0.22%
19 - 24                               95.30
31 - 36                                4.48
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 21.8 months
Lowest: 18 months
Highest: 34 months
--------------------------------------------------


--------------------------------------------------
Maximum Rate                         Percent
--------------------------------------------------
10.001 - 11.000                        1.26%
11.001 - 12.000                       26.30
12.001 - 13.000                       47.04
13.001 - 14.000                       21.73
14.001 - 15.000                        3.29
15.001 - 16.000                        0.38
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 12.577%
Lowest: 10.999%
Highest: 15.900%
--------------------------------------------------


--------------------------------------------------
Minimum Rate                         Percent
--------------------------------------------------
3.001 - 4.000                          1.26%
4.001 - 5.000                         26.30
5.001 - 6.000                         47.04
6.001 - 7.000                         21.73
7.001 - 8.000                          3.29
8.001 - 9.000                          0.38
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------
W.A.: 5.577%
Lowest: 3.999%
Highest: 8.900%
--------------------------------------------------


--------------------------------------------------
MI Coverage                          Percent
--------------------------------------------------
Not Insured                          100.00%
--------------------------------------------------
Total:                               100.00%
--------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.
The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================

Banc of America Securities LLC                                     Page 1  of  1

Global Structured Finance                                          1,381 records
                                                            Balance: 237,002,567

                                  ABFC 2004-HE1
                                   FICO < 620

                               Number                          Percent                           W.A.        W.A.        W.A.
                                   of         Aggregate       of Loans      W.A.      W.A.   Combined    Original   Remaining   W.A.
                             Mortgage         Principal   by Principal     Gross    Credit   Original     Term to     Term to   Loan
Credit Score                    Loans           Balance        Balance    Coupon     Score        LTV    Maturity    Maturity    Age
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
500 - 509                          60    $10,265,096.86           4.33%    8.739%      505      70.40%        360         357      3
510 - 519                          55     10,359,629.32           4.37     8.316       514      74.25         360         357      3
520 - 529                          71     11,912,957.50           5.03     8.135       524      72.75         360         357      3
530 - 539                          80     14,022,503.02           5.92     7.834       535      76.56         356         353      3
540 - 549                          66     10,912,587.57           4.60     7.982       544      75.77         355         352      3
550 - 559                         118     18,122,478.33           7.65     7.479       554      79.91         358         355      3
560 - 569                          96     15,523,593.09           6.55     7.425       565      79.37         357         354      3
570 - 579                         113     18,724,071.08           7.90     7.495       574      81.85         357         354      3
580 - 589                         203     30,045,970.89          12.68     7.152       585      82.23         354         352      3
590 - 599                         170     28,399,700.72          11.98     6.946       594      82.16         352         349      3
600 - 609                         170     34,137,620.44          14.40     6.517       604      82.23         351         348      3
610 - 619                         179     34,576,358.47          14.59     6.657       615      81.00         354         351      3
--------------------------   --------   ---------------   ------------    ------    ------   --------    --------   ---------   ----
Total:                          1,381   $237,002,567.29         100.00%    7.281%      574      79.68%        355         352      3

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

Banc of America Securities LLC

                                  ABFC 2004-HE1
                                    2ND LIENS
                            Collateral Summary Report

================================================================================

General Pool Characteristics
----------------------------
Pool Size: $22,779,302.27
Loan Count: 522
Avg.Balance: $43,638.51
Total OBal: $22,872,630.00
Avg. OBal: $43,817.30
W.A. Gross: 10.3877%
W.A. FICO*: 651
Unknown FICO Score:
W.A. OCLTV: 99.31%
W.A. Gross: 10.3877%
W.A. OTerm: 252.7
W.A. RTerm: 249.8
W.A. IO Term: 0.0
W.A. Age: 2.8
% over 80 OCLTV: 100.00%
% over 90 OCLTV: 98.38%
% ARM: 0.00%
% 2nd Liens: 100.00%
% IO: 0.00%
% w MI: 0.00%
W.A. Roll:
W.A. Margin:
W.A. Initial Cap:
W.A. Interim Cap:
W.A. Ceiling:
W.A. Floor:
Max. Zipcode Conc: 1.52%
----------------------------

*     FICO not available for
      0 loans, or 0.00% of
      the aggregate pool
      balance.

Originators            Percent
--------------------   -------
Fremont                 100.00%
--------------------   -------
Total:                  100.00%

Lien Position          Percent
--------------------   -------
2                       100.00%
--------------------   -------
Total:                  100.00%

Product Type           Percent
--------------------   -------
10 YR FIXED               4.49%
15 YR FIXED               5.36
20 YR FIXED              71.22
30 YR FIXED              18.45
5 YR FIXED                0.48
--------------------   -------
Total:                  100.00%

Cut-Off Balance        Percent
--------------------   -------
less than 50,000         37.74%
50,001 - 100,000         49.35
100,001 - 150,000        12.91
--------------------   -------
Total:                  100.00%
--------------------   -------
Average: 43,638.51
Lowest: 4,260.77
Highest: 148,799.33

Original Balance       Percent
--------------------   -------
equal to 50,000          37.74%
50,001 - 100,000         49.35
100,001 - 150,000        12.91
--------------------   -------
Total:                  100.00%
--------------------   -------
Average: 43,817.30
Lowest: 4,425.00
Highest: 149,000.00

Coupon                 Percent
--------------------   -------
7.001 - 7.500             0.41%
7.501 - 8.000             1.85
8.001 - 8.500             6.71
8.501 - 9.000            13.68
9.001 - 9.500             9.46
9.501 - 10.000           14.03
10.001 - 10.500           2.32
10.501 - 11.000          16.94
11.001 - 11.500          10.27
11.501 - 12.000          16.13
12.001 - 12.500           3.92
12.501 - 13.000           3.68
13.001 - 13.500           0.42
13.501 - 14.000           0.18
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 10.388
Lowest: 7.500
Highest: 13.775

Credit Score*          Percent
--------------------   -------
800 - 849                 0.15%
750 - 799                 2.31
700 - 749                14.21
650 - 699                26.94
600 - 649                43.00
550 - 599                13.39
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 651
Lowest: 552
Highest: 802

Index                  Percent
--------------------   -------
FIX                     100.00%
--------------------   -------
Total:                  100.00%

Loan Purpose           Percent
--------------------   -------
C/O Refi                 12.96%
Purchase                 84.17
R/T Refi                  2.87
--------------------   -------
Total:                  100.00%

Property Type          Percent
--------------------   -------
2-4 Family                7.76%
Condominium               7.13
Single Family            85.11
--------------------   -------
Total:                  100.00%

Documentation          Percent
--------------------   -------
Easy                      0.21%
Full                     68.92
Stated                   30.86
--------------------   -------
Total:                  100.00%

Occupancy Status       Percent
--------------------   -------
Investor                  1.40%
Owner Occupied           98.39
Second Home               0.21
--------------------   -------
Total:                  100.00%

State                  Percent
--------------------   -------
California               52.48%
New York                  5.84
Florida                   5.08
Massachusetts             4.24
Hawaii                    3.65
Washington                3.46
Other                    25.25
--------------------   -------
Total:                  100.00%
--------------------   -------
Number of States: 36

Zip Code               Percent
--------------------   -------
94551                     1.52%
94513                     1.31
94806                     1.25
94587                     1.17
94565                     1.06
Other                    93.69
--------------------   -------
Total:                  100.00%

OCLTV                  Percent
--------------------   -------
80.01 - 85.00             0.41%
85.01 - 90.00             1.21
90.01 - 95.00             7.20
95.01 - 100.00           91.17
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 99.31%
Lowest: 82.29%
Highest: 100.00%

Penalty Term           Percent
--------------------   -------
0                        17.97%
12                        8.13
24                       67.01
36                        6.89
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 23.82
Lowest: 0
Highest: 36

Original Term          Percent
--------------------   -------
60                        0.48%
120                       4.49
180                       5.36
240                      71.22
360                      18.45
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 252.7 months
Lowest: 60 months
Highest: 360 months

Remaining Term         Percent
--------------------   -------
31 - 60                   0.48%
91 - 120                  4.49
151 - 180                 5.36
211 - 240                71.22
331 - 360                18.45
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 249.8 months
Lowest: 56 months
Highest: 358 months

Age                    Percent
--------------------   -------
1 - 3                    90.11%
4 - 6                     9.89
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 2.8 months
Lowest: 2 months
Highest: 6 months

Rate Margin
------------------------------

Initial Cap
------------------------------

Interim Cap
------------------------------

Rollterm
------------------------------

Maximum Rate
------------------------------

Minimum Rate
------------------------------

MI Coverage            Percent
--------------------   -------
Not Insured             100.00%
--------------------   -------
Total:                  100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC
Page 1  of  1

                                  ABFC 2004-HE1
                               1st Lien FRM Loans
                            Collateral Summary Report

================================================================================

General Pool Characteristics
----------------------------
Pool Size: $71,359,716.93
Loan Count: 380
Avg.Balance: $187,788.73
Total OBal: $71,567,451.48
Avg. OBal: $188,335.40
W.A. Gross: 7.0697%
W.A. FICO*: 625
Unknown FICO Score:
W.A. OCLTV: 78.35%
W.A. Gross: 7.0697%
W.A. OTerm: 351.0
W.A. RTerm: 348.1
W.A. IO Term: 0.0
W.A. Age: 2.9
% over 80 OCLTV: 41.36%
% over 90 OCLTV: 4.83%
% ARM: 0.00%
% 2nd Liens: 0.00%
% IO: 0.00%
% w MI: 0.00%
W.A. Roll:
W.A. Margin:
W.A. Initial Cap:
W.A. Interim Cap:
W.A. Ceiling:
W.A. Floor:
Max. Zipcode Conc: 1.75%
----------------------------

*     FICO not available for
      0 loans, or 0.00% of
      the aggregate pool
      balance.

Originators            Percent
--------------------   -------
Fremont                 100.00%
--------------------   -------
Total:                  100.00%

Lien Position          Percent
--------------------   -------
1                       100.00%
--------------------   -------
Total:                  100.00%

Product Type           Percent
--------------------   -------
15 YR FIXED               3.70%
20 YR FIXED               1.97
30 YR FIXED              94.32
--------------------   -------
Total:                  100.00%

Cut-Off Balance        Percent
--------------------   -------
less than 50,000          0.49%
50,001 - 100,000          9.19
100,001 - 150,000        14.67
150,001 - 200,000        14.36
200,001 - 250,000        16.98
250,001 - 300,000        13.55
300,001 - 350,000        10.43
350,001 - 400,000         9.97
400,001 - 450,000         3.59
450,001 - 500,000         4.08
>= 500,001                2.68
--------------------   -------
Total:                  100.00%
--------------------   -------
Average: 187,788.73
Lowest: 49,711.75
Highest: 749,785.51

Original Balance       Percent
--------------------   -------
equal to 50,000           0.49%
50,001 - 100,000          9.19
100,001 - 150,000        14.67
150,001 - 200,000        14.36
200,001 - 250,000        16.63
250,001 - 300,000        13.48
300,001 - 350,000        10.85
350,001 - 400,000         9.97
400,001 - 450,000         3.59
450,001 - 500,000         4.08
over 500,001              2.68
--------------------   -------
Total:                  100.00%
--------------------   -------
Average: 188,335.40
Lowest: 50,000.00
Highest: 752,000.00

Coupon                 Percent
--------------------   -------
5.501 - 6.000            14.41%
6.001 - 6.500            24.07
6.501 - 7.000            20.08
7.001 - 7.500             7.74
7.501 - 8.000            14.66
8.001 - 8.500             8.97
8.501 - 9.000             6.62
9.001 - 9.500             2.40
9.501 - 10.000            0.64
10.501 - 11.000           0.19
12.001 - 12.500           0.21
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 7.070
Lowest: 5.750
Highest: 12.050

Credit Score*          Percent
--------------------   -------
800 - 849                 0.27%
750 - 799                 2.49
700 - 749                 6.89
650 - 699                21.45
600 - 649                34.75
550 - 599                24.37
500 - 549                 9.78
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 625
Lowest: 502
Highest: 808

Index                  Percent
--------------------   -------
FIX                     100.00%
--------------------   -------
Total:                  100.00%

Loan Purpose           Percent
--------------------   -------
C/O Refi                 62.52%
Purchase                 23.16
R/T Refi                 14.18
Texas C/O Refi            0.14
--------------------   -------
Total:                  100.00%

Property Type          Percent
--------------------   -------
2-4 Family               19.60%
Condominium               5.22
Single Family            75.17
--------------------   -------
Total:                  100.00%

Documentation          Percent
--------------------   -------
Easy                      1.41%
Full                     80.94
Stated                   17.66
--------------------   -------
Total:                  100.00%

Occupancy Status       Percent
--------------------   -------
Investor                 10.60%
Owner Occupied           86.33
Second Home               3.07
--------------------   -------
Total:                  100.00%

State                  Percent
--------------------   -------
California               24.34%
New York                 18.13
Florida                  10.41
New Jersey               10.33
Maryland                  5.26
Hawaii                    3.97
Other                    27.55
--------------------   -------
Total:                  100.00%
--------------------   -------
Number of States:35

Zip Code               Percent
--------------------   -------
96746                     1.75%
11717                     1.01
10466                     0.93
08226                     0.92
32312                     0.87
Other                    94.52
--------------------   -------
Total:                  100.00%

OCLTV                  Percent
--------------------   -------
20.01 - 25.00             0.14%
25.01 - 30.00             0.22
30.01 - 35.00             0.50
35.01 - 40.00             0.83
40.01 - 45.00             1.61
45.01 - 50.00             1.33
50.01 - 55.00             1.40
55.01 - 60.00             2.29
60.01 - 65.00             6.39
65.01 - 70.00             6.71
70.01 - 75.00            10.20
75.01 - 80.00            27.01
80.01 - 85.00            13.05
85.01 - 90.00            23.48
90.01 - 95.00             2.02
95.01 - 100.00            2.82
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 78.35%
Lowest: 20.83%
Highest: 100.00%

Penalty Term           Percent
--------------------   -------
0                        13.76%
12                       14.31
24                       13.70
36                       58.23
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 30.11
Lowest: 0
Highest: 36

Original Term          Percent
--------------------   -------
180                       3.70%
240                       1.97
360                      94.32
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 351.0 months
Lowest: 180 months
Highest: 360 months

Remaining Term         Percent
--------------------   -------
151 - 180                 3.70%
211 - 240                 1.97
331 - 360                94.32
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 348.1 months
Lowest: 175 months
Highest: 358 months

Age                    Percent
--------------------   -------
1 - 3                    85.12%
4 - 6                    14.06
7 - 9                     0.82
--------------------   -------
Total:                  100.00%
--------------------   -------
W.A.: 2.9 months
Lowest: 2 months
Highest: 7 months

Rate Margin
------------------------------

Initial Cap
------------------------------

Interim Cap
------------------------------

Rollterm
------------------------------

Maximum Rate
------------------------------

Minimum Rate
------------------------------

MI Coverage            Percent
--------------------   -------
Not Insured             100.00%
--------------------   -------
Total:                  100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                          1,390 records
                                                            Balance: 306,558,083

                                  ABFC 2004-HE1
                                Wells Fargo Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Wells Fargo                             1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.001 - 3.500                               7    $1,863,037.98          0.61%   3.389%     710     76.52%       360        356     4
3.501 - 4.000                              61    13,109,638.87          4.28    3.865      701     73.18        360        356     4
4.001 - 4.500                             169    38,276,241.22         12.49    4.372      689     79.95        360        355     5
4.501 - 5.000                             287    65,973,173.83         21.52    4.817      683     84.98        360        355     5
5.001 - 5.500                             254    58,633,032.51         19.13    5.321      678     85.02        360        355     5
5.501 - 6.000                             253    56,832,155.86         18.54    5.811      681     85.96        360        355     5
6.001 - 6.500                             233    47,367,951.49         15.45    6.307      680     89.56        360        354     6
6.501 - 7.000                             111    22,058,325.98          7.20    6.765      679     91.69        360        354     6
7.001 - 7.500                              11     1,871,184.77          0.61    7.303      687     92.26        360        353     7
7.501 - 8.000                               2       434,574.99          0.14    7.933      636     87.72        360        349    11
9.001 - 9.500                               1        68,848.26          0.02    9.250      732     90.00        360        333    27
11.001 - 11.500                             1        69,916.89          0.02   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                               1       $19,833.81          0.01%   5.750%     775     10.31%       360        353     7
15.01 - 20.00                               1       497,238.39          0.16    5.500      698     15.04        360        355     5
30.01 - 35.00                               7       828,290.22          0.27    4.521      729     33.57        360        356     4
35.01 - 40.00                               4     1,501,123.12          0.49    5.216      632     36.38        360        355     5
40.01 - 45.00                               4     1,802,042.46          0.59    4.144      718     42.33        360        355     5
45.01 - 50.00                               6     1,266,383.85          0.41    4.525      700     47.71        360        355     5
50.01 - 55.00                               7     1,103,333.95          0.36    4.633      696     53.86        360        355     5
55.01 - 60.00                              22     4,750,308.56          1.55    5.080      694     57.85        360        355     5
60.01 - 65.00                              23     7,459,541.68          2.43    5.100      671     63.38        360        355     5
65.01 - 70.00                              59    14,396,504.52          4.70    5.092      692     69.11        360        355     5
70.01 - 75.00                              61    14,257,307.86          4.65    5.160      689     73.22        360        355     5
75.01 - 80.00                             203    47,145,192.68         15.38    4.778      693     79.31        360        355     5
80.01 - 85.00                              81    19,780,991.68          6.45    5.293      671     83.74        360        355     5
85.01 - 90.00                             441    98,731,068.78         32.21    5.567      677     89.66        360        355     5
90.01 - 95.00                             460    91,440,306.68         29.83    5.693      683     94.66        360        355     5
95.01 - 100.00                             10     1,578,614.41          0.51    5.659      701     95.00        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
less than 50,000.00                        15      $471,997.37          0.15%   5.831%     702     82.06%       360        355     5
50,000.01 - 75,000.00                      58     3,646,639.29          1.19    5.664      696     84.82        360        354     6
75,000.01 - 100,000.00                    132    11,667,913.31          3.81    5.461      693     84.92        360        355     5
100,000.01 - 125,000.00                   156    17,522,008.97          5.72    5.435      686     86.30        360        355     5
125,000.01 - 150,000.00                   149    20,388,626.59          6.65    5.468      695     86.90        360        355     5
150,000.01 - 175,000.00                   149    24,152,198.80          7.88    5.369      694     86.73        360        355     5
175,000.01 - 200,000.00                   110    20,611,491.90          6.72    5.460      681     87.76        360        355     5
200,000.01 - 225,000.00                    95    20,156,250.40          6.58    5.311      687     85.22        360        355     5
225,000.01 - 250,000.00                    88    20,783,012.99          6.78    5.416      681     87.42        360        355     5
250,000.01 - 275,000.00                    76    19,940,696.05          6.50    5.412      688     87.49        360        355     5
275,000.01 - 300,000.00                    61    17,473,671.82          5.70    5.565      684     86.99        360        355     5
300,000.01 - 325,000.00                    52    16,160,252.75          5.27    5.327      665     89.51        360        355     5
325,000.01 - 350,000.00                    50    16,887,377.48          5.51    5.420      666     84.17        360        355     5
350,000.01 - 375,000.00                    22     7,920,539.29          2.58    5.421      678     87.18        360        355     5
375,000.01 - 400,000.00                    39    15,055,683.20          4.91    5.391      670     88.31        360        355     5
400,000.01 - 425,000.00                    21     8,699,005.06          2.84    5.266      689     84.12        360        355     5
425,000.01 - 450,000.00                    18     7,929,170.70          2.59    5.338      686     83.23        360        355     5
450,000.01 - 475,000.00                    14     6,451,543.24          2.10    5.590      678     87.39        360        354     6
475,000.01 - 500,000.00                    19     9,321,343.06          3.04    5.113      716     77.18        360        355     5
500,000.01 - 525,000.00                     9     4,632,208.52          1.51    5.371      680     85.65        360        355     5
525,000.01 - 550,000.00                     5     2,674,615.08          0.87    5.743      671     84.46        360        354     6
550,000.01 - 575,000.00                    12     6,748,782.42          2.20    5.212      664     81.56        360        355     5
575,000.01 - 600,000.00                    10     5,870,103.46          1.91    5.188      668     82.51        360        355     5
600,000.01 - 625,000.00                     6     3,679,863.63          1.20    4.918      679     82.69        360        355     5
625,000.01 - 650,000.00                    13     8,349,712.17          2.72    5.179      675     79.69        360        355     5
675,000.01 - 700,000.00                     1       688,664.76          0.22    4.625      701     76.37        360        353     7
725,000.01 - 750,000.00                     3     2,221,570.05          0.72    4.899      680     70.61        360        354     6
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
850,000.01 - 875,000.00                     3     2,593,800.91          0.85    5.792      669     68.35        360        355     5
875,000.01 - 900,000.00                     1       898,737.99          0.29    5.750      653     65.00        360        355     5
975,000.01 - 1,000,000.00                   3     2,960,601.39          0.97    5.082      671     55.99        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
301 - 360                               1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
331 - 335                                   1       $68,848.26          0.02%   9.250%     732     90.00%       360        333    27
341 - 345                                   1        69,916.89          0.02   11.250      692     95.00        360        345    15
346 - 350                                   6     1,119,116.46          0.37    7.136      652     88.90        360        350    10
351 - 355                                 891   201,809,073.15         65.83    5.582      682     84.93        360        354     6
356 - 360                                 491   103,491,127.89         33.76    4.976      684     85.75        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 354.8 months
Lowest: 333 months
Highest: 356 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                   9    $1,521,687.04          0.50%   5.149%     807     83.16%       360        354     6
751 - 800                                 147    27,614,192.39          9.01    5.298      769     82.77        360        355     5
701 - 750                                 319    68,551,012.32         22.36    5.310      721     85.01        360        355     5
651 - 700                                 559   122,967,357.08         40.11    5.354      674     85.54        360        355     5
601 - 650                                 351    84,691,579.16         27.63    5.516      636     85.87        360        355     5
551 - 600                                   5     1,212,254.66          0.40    6.018      594     79.29        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                           1,145  $254,842,496.26         83.13%   5.346%     681     85.24%       360        355     5
2-4 Family                                105    27,770,293.09          9.06    5.672      690     83.79        360        355     5
Low Rise Condo                            121    20,810,344.45          6.79    5.482      695     86.61        360        355     5
High Rise Condo                            11     2,151,380.91          0.70    5.046      683     88.02        360        355     5
MF Housing                                  8       983,567.94          0.32    6.171      661     87.70        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                          1,063  $248,821,803.13         81.17%   5.343%     679     85.88%       360        355     5
Investor                                  288    50,312,265.89         16.41    5.655      703     82.33        360        355     5
Second Home                                39     7,424,013.63          2.42    4.976      669     83.00        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
No Doc                                    519  $105,457,942.74         34.40%   5.465%     694     85.40%       360        355     5
No Ratio w nonverified assets             430    96,675,205.33         31.54    5.629      673     86.58        360        355     5
Stated w nonverified assets               276    65,691,280.36         21.43    5.074      676     84.50        360        355     5
Stated w verified assets                   97    24,151,051.95          7.88    4.848      692     81.32        360        355     5
No Ratio w verified assets                 68    14,582,602.27          4.76    5.486      686     84.72        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Purchase                                  787  $159,869,276.92         52.15%   5.497%     695     88.49%       360        355     5
C/O Refi                                  468   116,791,055.02         38.10    5.231      666     81.72        360        355     5
R/T Refi                                  135    29,897,750.71          9.75    5.392      681     81.43        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2/28 ARM                                  986  $219,542,202.52         71.62%   5.490%     680     86.78%       360        355     5
3/27 ARM                                  404    87,015,880.13         28.38    5.120      691     81.30        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                       1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Amerin Guarantee                          430   $91,292,776.65         29.78%   5.922%     678     91.35%       360        354     6
Not Insured                               400    95,529,438.17         31.16    4.920      691     71.72        360        355     5
PMI Mortgage Insurance Corp.              560   119,735,867.83         39.06    5.347      680     91.33        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
 0                                        636  $151,946,193.65         49.57%   5.579%     684     85.15%       360        355     5
24                                        586   120,520,749.51         39.31    5.239      681     86.30        360        355     5
36                                        168    34,091,139.49         11.12    5.035      687     81.73        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                256   $81,309,731.03         26.52%   5.245%     684     82.51%       360        355     5
Florida                                   109    20,782,584.66          6.78    5.325      687     83.61        360        355     5
Massachusetts                              57    17,453,279.92          5.69    5.805      673     89.15        360        355     5
Colorado                                   75    16,517,691.32          5.39    5.305      690     84.40        360        355     5
Minnesota                                  77    16,067,653.85          5.24    5.263      690     87.26        360        355     5
Illinois                                   56    11,884,430.71          3.88    5.776      667     86.23        360        355     5
New York                                   39    10,853,254.11          3.54    5.269      671     82.63        360        355     5
Virginia                                   43    10,849,565.84          3.54    5.270      684     83.19        360        355     5
Arizona                                    66    10,611,708.83          3.46    5.338      684     88.09        360        355     5
New Jersey                                 34     9,841,212.73          3.21    5.972      681     87.38        360        355     5
Georgia                                    43     8,507,695.50          2.78    5.255      694     87.55        360        355     5
Nevada                                     46     8,453,972.29          2.76    5.487      688     88.50        360        355     5
Washington                                 40     8,197,414.34          2.67    5.305      679     87.19        360        355     5
Maryland                                   34     7,079,205.09          2.31    5.207      682     82.13        360        355     5
New Mexico                                 19     5,310,710.99          1.73    5.597      690     82.37        360        354     6
Missouri                                   31     5,164,321.15          1.68    5.779      670     88.31        360        355     5
Texas                                      26     4,328,045.97          1.41    5.188      688     85.01        360        354     6
Ohio                                       33     4,143,718.63          1.35    5.285      697     87.81        360        355     5
Oregon                                     26     4,035,155.43          1.32    5.102      685     80.05        360        355     5
Utah                                       22     3,512,544.94          1.15    5.208      673     87.39        360        355     5
New Hampshire                              12     2,706,525.94          0.88    6.016      714     88.76        360        355     5
South Carolina                             19     2,654,594.08          0.87    5.412      678     92.10        360        355     5
Michigan                                   23     2,572,859.20          0.84    5.345      682     86.07        360        355     5
Wisconsin                                  16     2,351,191.78          0.77    5.547      681     90.77        360        354     6
Iowa                                       21     2,343,712.95          0.76    5.533      686     90.46        360        355     5
Kansas                                     10     2,243,751.06          0.73    5.518      671     89.95        360        355     5
Hawaii                                      6     2,135,941.82          0.70    5.624      668     88.00        360        355     5
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Pennsylvania                               13     2,072,863.44          0.68    5.353      662     85.19        360        355     5
Indiana                                    16     2,038,757.98          0.67    5.618      680     86.14        360        355     5
Kentucky                                   11     2,032,642.27          0.66    5.071      703     81.73        360        355     5
North Carolina                             13     2,013,358.04          0.66    5.208      696     86.83        360        355     5
Alabama                                     8     1,613,559.26          0.53    5.091      681     89.47        360        355     5
Tennessee                                   9     1,560,365.56          0.51    5.213      692     85.65        360        356     4
Delaware                                    9     1,542,231.70          0.50    5.267      668     82.07        360        355     5
Idaho                                       7     1,390,138.69          0.45    5.611      685     85.95        360        355     5
Connecticut                                 8     1,385,488.46          0.45    5.879      653     88.34        360        354     6
Maine                                       5     1,330,494.40          0.43    5.524      668     83.28        360        355     5
Louisiana                                   9     1,252,320.33          0.41    4.960      696     91.64        360        355     5
District of Columbia                        6     1,104,347.99          0.36    6.034      690     88.80        360        354     6
Rhode Island                                5       872,592.88          0.28    5.532      681     92.96        360        355     5
Montana                                     5       866,053.94          0.28    5.136      695     92.71        360        355     5
South Dakota                                6       846,598.57          0.28    5.929      691     93.40        360        354     6
Oklahoma                                    5       713,120.05          0.23    5.444      690     86.08        360        354     6
West Virginia                               5       655,428.83          0.21    4.698      664     87.85        360        354     6
Mississippi                                 4       570,276.72          0.19    5.773      674     92.60        360        354     6
Arkansas                                    2       261,194.21          0.09    6.048      661     95.00        360        354     6
Alaska                                      1       198,916.44          0.06    4.375      689     87.72        360        356     4
Nebraska                                    2       182,083.14          0.06    5.806      673     76.12        360        354     6
North Dakota                                2       142,775.59          0.05    5.441      643     84.71        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.501 - 2.000                              30    $7,270,262.73          2.37%   4.098%     719     73.17%       360        355     5
2.001 - 2.500                             192    47,016,780.35         15.34    4.723      690     72.14        360        355     5
2.501 - 3.000                             494   111,164,028.72         36.26    5.263      683     84.78        360        355     5
3.001 - 3.500                             573   123,490,576.94         40.28    5.732      678     90.48        360        355     5
3.501 - 4.000                              87    15,165,714.91          4.95    5.972      680     90.89        360        355     5
4.001 - 4.500                              14     2,450,719.00          0.80    6.373      676     92.21        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.000                                   1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.000                                   1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
9.001 - 9.500                               7    $1,863,037.98          0.61%   3.389%     710     76.52%       360        356     4
9.501 - 10.000                             61    13,109,638.87          4.28    3.865      701     73.18        360        356     4
10.001 - 10.500                           169    38,276,241.22         12.49    4.372      689     79.95        360        355     5
10.501 - 11.000                           287    65,973,173.83         21.52    4.817      683     84.98        360        355     5
11.001 - 11.500                           254    58,633,032.51         19.13    5.321      678     85.02        360        355     5
11.501 - 12.000                           253    56,832,155.86         18.54    5.811      681     85.96        360        355     5
12.001 - 12.500                           233    47,367,951.49         15.45    6.307      680     89.56        360        354     6
12.501 - 13.000                           111    22,058,325.98          7.20    6.765      679     91.69        360        354     6
13.001 - 13.500                            11     1,871,184.77          0.61    7.303      687     92.26        360        353     7
13.501 - 14.000                             2       434,574.99          0.14    7.933      636     87.72        360        349    11
15.001 - 15.500                             1        68,848.26          0.02    9.250      732     90.00        360        333    27
17.001 - 17.500                             1        69,916.89          0.02   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.001 - 3.500                               7    $1,863,037.98          0.61%   3.389%     710     76.52%       360        356     4
3.501 - 4.000                              61    13,109,638.87          4.28    3.865      701     73.18        360        356     4
4.001 - 4.500                             169    38,276,241.22         12.49    4.372      689     79.95        360        355     5
4.501 - 5.000                             287    65,973,173.83         21.52    4.817      683     84.98        360        355     5
5.001 - 5.500                             254    58,633,032.51         19.13    5.321      678     85.02        360        355     5
5.501 - 6.000                             253    56,832,155.86         18.54    5.811      681     85.96        360        355     5
6.001 - 6.500                             233    47,367,951.49         15.45    6.307      680     89.56        360        354     6
6.501 - 7.000                             111    22,058,325.98          7.20    6.765      679     91.69        360        354     6
7.001 - 7.500                              11     1,871,184.77          0.61    7.303      687     92.26        360        353     7
7.501 - 8.000                               2       434,574.99          0.14    7.933      636     87.72        360        349    11
9.001 - 9.500                               1        68,848.26          0.02    9.250      732     90.00        360        333    27
11.001 - 11.500                             1        69,916.89          0.02   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2005-05-01                                  1       $68,848.26          0.02%   9.250%     732     90.00%       360        333    27
2005-09-01                                  2       434,574.99          0.14    7.933      636     87.72        360        349    11
2005-10-01                                  2       356,047.92          0.12    6.855      673     91.75        360        350    10
2005-11-01                                  8     1,850,306.90          0.60    6.872      676     88.96        360        351     9
2005-12-01                                 11     2,244,928.59          0.73    6.223      658     84.00        360        352     8
2006-01-01                                 78    16,781,575.91          5.47    6.048      690     87.83        360        353     7
2006-02-01                                282    62,074,522.95         20.25    5.937      677     87.48        360        354     6
2006-03-01                                275    66,062,677.55         21.55    5.335      680     84.80        360        355     5
2006-04-01                                327    69,688,644.18         22.73    5.023      680     87.79        360        356     4
2006-05-01                                  2       118,840.42          0.04    8.728      728     92.94        360        350    10
2006-10-01                                  2       328,493.55          0.11    6.388      651     87.37        360        350    10
2006-11-01                                  3       964,873.49          0.31    5.630      698     80.66        360        351     9
2006-12-01                                  5     1,303,319.88          0.43    5.841      673     89.97        360        352     8
2007-01-01                                 23     5,296,739.24          1.73    5.681      699     82.01        360        353     7
2007-02-01                                 84    18,159,829.73          5.92    5.484      684     79.51        360        354     6
2007-03-01                                122    27,070,298.91          8.83    4.975      692     81.54        360        355     5
2007-04-01                                163    33,753,560.18         11.01    4.877      693     81.52        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
 0.00                                     400   $95,529,438.17         31.16%   4.920%     691     71.72%       360        355     5
22.00                                      79    19,278,654.61          6.29    5.279      669     83.84        360        355     5
30.00                                     911   191,749,989.87         62.55    5.628      680     92.09        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                       1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  1,390  $306,558,082.65        100.00%   5.385%     683     85.23%       360        355     5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            990 records
                                                            Balance: 211,028,644

                                  ABFC 2004-HE1
                                  Loans with MI

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Wells Fargo                               990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               4      $864,384.45          0.41%   3.969%     682     87.81%       360        356     4
4.001 - 4.500                              77    17,891,899.42          8.48    4.411      679     90.32        360        356     4
4.501 - 5.000                             200    43,848,070.29         20.78    4.826      681     90.87        360        355     5
5.001 - 5.500                             195    41,857,654.72         19.84    5.303      675     91.22        360        355     5
5.501 - 6.000                             186    40,866,140.89         19.37    5.812      678     91.44        360        355     5
6.001 - 6.500                             208    42,105,607.95         19.95    6.317      681     91.66        360        354     6
6.501 - 7.000                             106    21,249,579.51         10.07    6.767      679     92.64        360        354     6
7.001 - 7.500                              11     1,871,184.77          0.89    7.303      687     92.26        360        353     7
7.501 - 8.000                               1       335,357.33          0.16    7.950      638     90.00        360        349    11
9.001 - 9.500                               1        68,848.26          0.03    9.250      732     90.00        360        333    27
11.001 - 11.500                             1        69,916.89          0.03   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
80.01 - 85.00                              79   $19,278,654.61          9.14%   5.279%     669     83.84%       360        355     5
85.01 - 90.00                             441    98,731,068.78         46.79    5.567      677     89.66        360        355     5
90.01 - 95.00                             460    91,440,306.68         43.33    5.693      683     94.66        360        355     5
95.01 - 100.00                             10     1,578,614.41          0.75    5.659      701     95.00        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
less than 50,000.00                        11      $375,236.87          0.18%   5.907%     695     90.63%       360        355     5
50,000.01 - 75,000.00                      41     2,585,002.07          1.22    6.010      688     91.63        360        354     6
75,000.01 - 100,000.00                     88     7,764,933.16          3.68    5.683      690     91.76        360        355     5
100,000.01 - 125,000.00                   116    13,070,392.22          6.19    5.645      683     92.35        360        355     5
125,000.01 - 150,000.00                   109    14,940,418.22          7.08    5.641      692     92.20        360        355     5
150,000.01 - 175,000.00                   106    17,156,995.05          8.13    5.563      687     91.78        360        355     5
175,000.01 - 200,000.00                    84    15,720,955.91          7.45    5.696      680     91.73        360        355     5
200,000.01 - 225,000.00                    65    13,814,422.28          6.55    5.535      681     90.98        360        355     5
225,000.01 - 250,000.00                    63    14,862,220.20          7.04    5.617      678     92.08        360        355     5
250,000.01 - 275,000.00                    59    15,431,929.64          7.31    5.538      682     91.68        360        355     5
275,000.01 - 300,000.00                    47    13,461,615.42          6.38    5.685      681     91.08        360        355     5
300,000.01 - 325,000.00                    43    13,400,665.71          6.35    5.498      662     92.07        360        355     5
325,000.01 - 350,000.00                    29     9,836,941.56          4.66    5.767      659     91.74        360        355     5
350,000.01 - 375,000.00                    17     6,137,624.95          2.91    5.586      670     90.74        360        355     5
375,000.01 - 400,000.00                    32    12,331,360.44          5.84    5.467      671     91.54        360        355     5
400,000.01 - 425,000.00                    15     6,209,988.32          2.94    5.452      688     90.64        360        355     5
425,000.01 - 450,000.00                    12     5,287,145.35          2.51    5.631      684     91.47        360        355     5
450,000.01 - 475,000.00                    11     5,075,700.68          2.41    5.687      676     89.69        360        354     6
475,000.01 - 500,000.00                     8     3,900,949.94          1.85    5.521      720     92.07        360        355     5
500,000.01 - 525,000.00                     6     3,083,132.72          1.46    5.684      690     90.00        360        355     5
525,000.01 - 550,000.00                     3     1,606,019.78          0.76    5.958      667     90.66        360        354     6
550,000.01 - 575,000.00                     8     4,481,377.53          2.12    5.335      657     89.35        360        355     5
575,000.01 - 600,000.00                     6     3,514,414.04          1.67    5.585      661     89.16        360        354     6
600,000.01 - 625,000.00                     3     1,841,688.16          0.87    4.875      668     87.03        360        355     5
625,000.01 - 650,000.00                     8     5,137,514.26          2.43    5.514      663     86.40        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
301 - 360                                 990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
331 - 335                                   1       $68,848.26          0.03%   9.250%     732     90.00%       360        333    27
341 - 345                                   1        69,916.89          0.03   11.250      692     95.00        360        345    15
346 - 350                                   5     1,019,898.80          0.48    7.064      654     89.76        360        350    10
351 - 355                                 631   137,577,550.93         65.19    5.803      680     91.33        360        354     6
356 - 360                                 352    72,292,429.60         34.26    5.173      677     91.37        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 354.8 months
Lowest: 333 months
Highest: 356 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                   5      $850,954.95          0.40%   5.325%     810     93.07%       360        355     5
751 - 800                                  81    15,263,349.15          7.23    5.669      768     92.02        360        355     5
701 - 750                                 216    43,713,101.81         20.71    5.592      721     91.84        360        355     5
651 - 700                                 416    87,404,515.73         41.42    5.561      673     91.06        360        355     5
601 - 650                                 271    63,574,869.32         30.13    5.631      636     91.19        360        355     5
551 - 600                                   1       221,853.52          0.11    6.375      587     90.00        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                             814  $175,711,716.93         83.26%   5.563%     677     91.40%       360        355     5
2-4 Family                                 70    17,061,065.09          8.08    5.875      692     90.22        360        355     5
Low Rise Condo                             91    15,866,127.93          7.52    5.651      689     91.93        360        355     5
High Rise Condo                             8     1,510,524.64          0.72    5.333      675     91.99        360        355     5
MF Housing                                  7       879,209.89          0.42    6.316      663     89.52        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                            784  $175,918,193.32         83.36%   5.557%     676     91.69%       360        355     5
Investor                                  186    31,062,481.64         14.72    5.869      700     89.58        360        355     5
Second Home                                20     4,047,969.52          1.92    5.199      664     89.71        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
No Ratio w nonverified assets             347   $74,235,344.52         35.18%   5.729%     671     90.93%       360        355     5
No Doc                                    355    72,391,710.88         34.30    5.717      689     91.69        360        355     5
Stated w nonverified assets               179    41,279,739.16         19.56    5.315      673     91.60        360        355     5
Stated w verified assets                   59    13,746,998.22          6.51    5.068      683     90.96        360        355     5
No Ratio w verified assets                 50     9,374,851.70          4.44    5.619      680     91.25        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Purchase                                  622  $123,276,476.39         58.42%   5.688%     691     92.19%       360        355     5
C/O Refi                                  291    71,288,349.93         33.78    5.440      659     90.07        360        355     5
R/T Refi                                   77    16,463,818.16          7.80    5.586      674     90.49        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2/28 ARM                                  773  $165,433,878.42         78.39%   5.643%     677     91.61%       360        355     5
3/27 ARM                                  217    45,594,766.06         21.61    5.427      685     90.35        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                         990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Amerin Guarantee                          430   $91,292,776.65         43.26%   5.922%     678     91.35%       360        354     6
PMI Mortgage Insurance Corp.              560   119,735,867.83         56.74    5.347      680     91.33        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                         444  $102,346,239.39         48.50%   5.771%     679     91.13%       360        355     5
24                                        446    89,413,128.26         42.37    5.441      677     91.78        360        355     5
36                                        100    19,269,276.83          9.13    5.389      684     90.41        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                156   $47,951,806.97         22.72%   5.456%     678     90.40%       360        355     5
Massachusetts                              49    15,547,950.00          7.37    5.868      672     91.56        360        355     5
Florida                                    82    13,358,355.94          6.33    5.696      686     91.13        360        355     5
Minnesota                                  59    12,238,712.52          5.80    5.455      685     91.52        360        355     5
Colorado                                   51    10,287,514.78          4.87    5.524      683     91.55        360        355     5
Illinois                                   43     9,102,376.01          4.31    5.897      665     91.49        360        355     5
New Jersey                                 27     7,896,394.17          3.74    6.078      676     92.14        360        355     5
Arizona                                    49     7,828,983.95          3.71    5.426      681     92.61        360        355     5
New York                                   28     7,390,692.61          3.50    5.494      666     90.45        360        355     5
Nevada                                     35     6,699,104.39          3.17    5.615      691     92.06        360        355     5
Washington                                 30     6,349,828.11          3.01    5.568      674     90.86        360        355     5
Georgia                                    33     6,232,576.84          2.95    5.573      689     92.62        360        355     5
Virginia                                   24     5,830,822.98          2.76    5.529      679     91.76        360        355     5
Maryland                                   23     4,237,233.16          2.01    5.599      672     91.59        360        355     5
Missouri                                   24     4,119,574.27          1.95    5.912      671     91.70        360        355     5
Ohio                                       26     3,252,346.66          1.54    5.531      698     90.76        360        355     5
New Mexico                                 12     2,767,824.43          1.31    5.719      678     91.98        360        355     5
Texas                                      16     2,504,152.02          1.19    5.473      685     91.01        360        354     6
South Carolina                             17     2,467,853.11          1.17    5.500      680     93.01        360        354     6
Utah                                       14     2,297,583.67          1.09    5.008      675     92.74        360        355     5
Wisconsin                                  15     2,211,808.98          1.05    5.550      679     91.85        360        354     6
Michigan                                   17     2,190,145.32          1.04    5.346      689     89.27        360        355     5
Oregon                                     11     2,138,198.55          1.01    5.275      688     91.48        360        355     5
New Hampshire                               9     2,114,699.90          1.00    6.002      721     93.25        360        355     5
Hawaii                                      5     2,036,651.18          0.97    5.697      668     90.26        360        355     5
Iowa                                       17     2,028,157.79          0.96    5.614      680     92.64        360        355     5
Kansas                                      8     1,994,776.71          0.95    5.525      666     91.30        360        355     5
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Indiana                                    12     1,493,489.15          0.71    6.006      680     93.43        360        355     5
Alabama                                     6     1,481,579.99          0.70    5.075      681     90.83        360        355     5
North Carolina                              9     1,446,118.13          0.69    5.337      696     91.04        360        355     5
Pennsylvania                                7     1,278,924.31          0.61    5.686      652     90.60        360        355     5
Idaho                                       5     1,079,503.99          0.51    5.970      666     91.79        360        354     6
Connecticut                                 6     1,050,823.90          0.50    6.051      666     91.15        360        354     6
District of Columbia                        5     1,010,134.51          0.48    6.258      686     89.62        360        354     6
Louisiana                                   7     1,009,073.61          0.48    5.166      689     94.45        360        355     5
Tennessee                                   6       971,998.24          0.46    5.734      673     92.26        360        356     4
Delaware                                    6       963,093.95          0.46    5.829      675     89.80        360        355     5
Kentucky                                    6       880,200.93          0.42    5.501      687     89.63        360        355     5
Montana                                     5       866,053.94          0.41    5.136      695     92.71        360        355     5
South Dakota                                6       846,598.57          0.40    5.929      691     93.40        360        354     6
Rhode Island                                4       821,382.04          0.39    5.534      673     93.77        360        355     5
Mississippi                                 4       570,276.72          0.27    5.773      674     92.60        360        354     6
Maine                                       3       554,642.25          0.26    5.961      707     92.17        360        356     4
Oklahoma                                    4       546,395.14          0.26    5.389      662     90.99        360        355     5
West Virginia                               4       453,652.49          0.21    4.898      660     91.34        360        354     6
Arkansas                                    2       261,194.21          0.12    6.048      661     95.00        360        354     6
Alaska                                      1       198,916.44          0.09    4.375      689     87.72        360        356     4
Nebraska                                    1       101,271.59          0.05    5.950      682     85.00        360        353     7
North Dakota                                1        67,195.36          0.03    5.375      666     90.00        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2.001 - 2.500                              20    $3,819,681.55          1.81%   4.695%     698     88.57%       360        355     5
2.501 - 3.000                             331    74,041,098.83         35.09    5.316      679     90.78        360        355     5
3.001 - 3.500                             543   116,518,665.73         55.21    5.742      678     91.73        360        355     5
3.501 - 4.000                              83    14,297,697.03          6.78    5.978      680     91.56        360        355     5
4.001 - 4.500                              13     2,351,501.34          1.11    6.310      678     92.73        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.000                                     990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.000                                     990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
9.501 - 10.000                              4      $864,384.45          0.41%   3.969%     682     87.81%       360        356     4
10.001 - 10.500                            77    17,891,899.42          8.48    4.411      679     90.32        360        356     4
10.501 - 11.000                           200    43,848,070.29         20.78    4.826      681     90.87        360        355     5
11.001 - 11.500                           195    41,857,654.72         19.84    5.303      675     91.22        360        355     5
11.501 - 12.000                           186    40,866,140.89         19.37    5.812      678     91.44        360        355     5
12.001 - 12.500                           208    42,105,607.95         19.95    6.317      681     91.66        360        354     6
12.501 - 13.000                           106    21,249,579.51         10.07    6.767      679     92.64        360        354     6
13.001 - 13.500                            11     1,871,184.77          0.89    7.303      687     92.26        360        353     7
13.501 - 14.000                             1       335,357.33          0.16    7.950      638     90.00        360        349    11
15.001 - 15.500                             1        68,848.26          0.03    9.250      732     90.00        360        333    27
17.001 - 17.500                             1        69,916.89          0.03   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               4      $864,384.45          0.41%   3.969%     682     87.81%       360        356     4
4.001 - 4.500                              77    17,891,899.42          8.48    4.411      679     90.32        360        356     4
4.501 - 5.000                             200    43,848,070.29         20.78    4.826      681     90.87        360        355     5
5.001 - 5.500                             195    41,857,654.72         19.84    5.303      675     91.22        360        355     5
5.501 - 6.000                             186    40,866,140.89         19.37    5.812      678     91.44        360        355     5
6.001 - 6.500                             208    42,105,607.95         19.95    6.317      681     91.66        360        354     6
6.501 - 7.000                             106    21,249,579.51         10.07    6.767      679     92.64        360        354     6
7.001 - 7.500                              11     1,871,184.77          0.89    7.303      687     92.26        360        353     7
7.501 - 8.000                               1       335,357.33          0.16    7.950      638     90.00        360        349    11
9.001 - 9.500                               1        68,848.26          0.03    9.250      732     90.00        360        333    27
11.001 - 11.500                             1        69,916.89          0.03   11.250      692     95.00        360        345    15
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2005-05-01                                  1       $68,848.26          0.03%   9.250%     732     90.00%       360        333    27
2005-09-01                                  1       335,357.33          0.16    7.950      638     90.00        360        349    11
2005-10-01                                  2       356,047.92          0.17    6.855      673     91.75        360        350    10
2005-11-01                                  7     1,468,524.27          0.70    6.936      686     93.89        360        351     9
2005-12-01                                  9     1,359,266.37          0.64    6.632      647     89.77        360        352     8
2006-01-01                                 62    12,963,267.65          6.14    6.246      689     92.27        360        353     7
2006-02-01                                226    47,150,973.12         22.34    6.087      677     91.85        360        354     6
2006-03-01                                203    46,171,025.79         21.88    5.540      678     91.37        360        355     5
2006-04-01                                262    55,580,492.44         26.34    5.131      675     91.45        360        356     4
2006-05-01                                  2       118,840.42          0.06    8.728      728     92.94        360        350    10
2006-10-01                                  2       328,493.55          0.16    6.388      651     87.37        360        350    10
2006-11-01                                  1       245,585.16          0.12    6.875      682     90.00        360        351     9
2006-12-01                                  5     1,303,319.88          0.62    5.841      673     89.97        360        352     8
2007-01-01                                 13     2,775,497.94          1.32    5.621      698     90.50        360        353     7
2007-02-01                                 46     9,988,672.29          4.73    5.681      684     89.60        360        354     6
2007-03-01                                 59    14,151,418.46          6.71    5.208      688     90.07        360        355     5
2007-04-01                                 89    16,663,013.63          7.90    5.315      683     91.09        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
22.00                                      79   $19,278,654.61          9.14%   5.279%     669     83.84%       360        355     5
30.00                                     911   191,749,989.87         90.86    5.628      680     92.09        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                         990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    990  $211,028,644.48        100.00%   5.596%     679     91.34%       360        355     5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                          4,023 records
                                                            Balance: 735,292,749

                                  ABFC 2004-HE1
                                  Non-IO Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Fremont                                 2,633  $428,734,665.88         58.31%   7.237%     619     82.64%       353        350     3
Wells Fargo                             1,390   306,558,082.65         41.69    5.385      683     85.23        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.001 - 3.500                               7    $1,863,037.98          0.25%   3.389%     710     76.52%       360        356     4
3.501 - 4.000                              61    13,109,638.87          1.78    3.865      701     73.18        360        356     4
4.001 - 4.500                             170    38,425,646.41          5.23    4.372      689     79.91        360        355     5
4.501 - 5.000                             296    68,374,874.76          9.30    4.820      684     84.66        360        355     5
5.001 - 5.500                             291    66,767,618.58          9.08    5.333      675     84.23        360        355     5
5.501 - 6.000                             481   111,110,215.22         15.11    5.834      662     82.53        358        354     4
6.001 - 6.500                             557   120,477,681.69         16.38    6.304      650     84.32        360        356     4
6.501 - 7.000                             568   120,703,510.31         16.42    6.796      637     84.70        358        355     4
7.001 - 7.500                             271    51,086,041.21          6.95    7.294      623     85.36        359        356     3
7.501 - 8.000                             351    60,398,078.80          8.21    7.776      600     84.12        359        356     3
8.001 - 8.500                             212    28,333,934.49          3.85    8.287      592     84.04        353        350     3
8.501 - 9.000                             162    18,084,500.56          2.46    8.765      589     85.10        341        338     3
9.001 - 9.500                             106    10,063,279.10          1.37    9.321      578     78.73        339        335     3
9.501 - 10.000                             94     7,971,026.80          1.08    9.836      589     81.26        324        322     3
10.001 - 10.500                            32     3,427,799.68          0.47   10.252      561     71.91        346        343     3
10.501 - 11.000                           104     5,378,576.89          0.73   10.825      606     88.51        278        276     3
11.001 - 11.500                            67     3,828,724.86          0.52   11.234      587     85.13        292        289     3
11.501 - 12.000                           125     3,872,157.76          0.53   11.792      610     97.11        232        229     3
12.001 - 12.500                            37     1,041,684.62          0.14   12.237      618     93.90        251        248     3
12.501 - 13.000                            25       838,039.40          0.11   12.780      626     98.80        210        207     3
13.001 - 13.500                             5        96,377.77          0.01   13.215      622     99.08        206        202     4
13.501 - 14.000                             1        40,302.77          0.01   13.775      623    100.00        240        237     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                               1       $19,833.81          0.00%   5.750%     775     10.31%       360        353     7
15.01 - 20.00                               2       557,128.56          0.08    5.822      695     15.12        360        355     5
20.01 - 25.00                               3       199,386.18          0.03    7.825      570     22.94        315        312     3
25.01 - 30.00                               3       216,560.23          0.03    7.340      642     27.94        360        357     3
30.01 - 35.00                              13     1,520,849.04          0.21    5.615      687     33.45        360        356     4
35.01 - 40.00                              12     2,574,950.91          0.35    5.860      630     36.85        337        333     4
40.01 - 45.00                              18     4,225,960.67          0.57    5.651      650     42.38        360        356     4
45.01 - 50.00                              20     3,895,668.82          0.53    6.257      623     47.43        360        357     3
50.01 - 55.00                              34     5,234,860.27          0.71    6.934      617     53.42        360        357     3
55.01 - 60.00                              58    10,927,618.11          1.49    6.566      626     57.96        355        352     4
60.01 - 65.00                             111    22,487,470.27          3.06    6.864      612     63.62        355        351     4
65.01 - 70.00                             183    38,004,695.41          5.17    6.609      624     68.89        360        356     4
70.01 - 75.00                             207    42,378,218.80          5.76    6.496      618     73.83        357        353     4
75.01 - 80.00                             876   175,644,515.66         23.89    6.342      637     79.61        360        356     3
80.01 - 85.00                             312    64,015,753.05          8.71    6.407      628     84.33        357        353     4
85.01 - 90.00                           1,025   214,086,108.09         29.12    6.292      653     89.66        360        356     4
90.01 - 95.00                             626   103,592,955.36         14.09    5.942      680     94.65        357        352     5
95.01 - 100.00                            519    45,710,215.29          6.22    8.748      659     99.71        315        312     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
less than 50,000.00                       361    $9,666,453.18          1.31%  10.553%     637     95.21%       232        229     3
50,000.01 - 75,000.00                     310    19,574,500.78          2.66    8.598      635     87.70        325        321     3
75,000.01 - 100,000.00                    429    37,746,579.95          5.13    7.226      640     84.13        349        346     4
100,000.01 - 125,000.00                   439    49,326,170.58          6.71    6.886      640     84.00        355        352     4
125,000.01 - 150,000.00                   396    54,542,301.62          7.42    6.630      645     83.40        359        355     4
150,000.01 - 175,000.00                   366    59,554,471.58          8.10    6.410      650     83.80        360        356     4
175,000.01 - 200,000.00                   297    55,519,485.79          7.55    6.522      633     81.89        358        354     4
200,000.01 - 225,000.00                   263    56,050,803.65          7.62    6.462      642     82.67        359        355     4
225,000.01 - 250,000.00                   205    48,651,281.84          6.62    6.301      644     84.52        359        356     4
250,000.01 - 275,000.00                   178    46,673,615.52          6.35    6.243      646     82.73        359        356     4
275,000.01 - 300,000.00                   150    42,994,763.70          5.85    6.422      647     85.08        360        356     4
300,000.01 - 325,000.00                   133    41,454,125.35          5.64    6.211      636     86.59        360        356     4
325,000.01 - 350,000.00                   109    36,933,917.37          5.02    6.154      643     83.70        358        354     4
350,000.01 - 375,000.00                    69    24,929,107.71          3.39    6.228      640     85.01        355        351     4
375,000.01 - 400,000.00                    75    29,003,894.02          3.94    6.130      645     85.81        360        356     4
400,000.01 - 425,000.00                    53    21,972,532.80          2.99    6.132      654     84.03        360        356     4
425,000.01 - 450,000.00                    41    17,941,270.92          2.44    6.024      665     84.21        360        356     4
450,000.01 - 475,000.00                    22    10,192,408.39          1.39    5.978      668     85.36        360        355     5
475,000.01 - 500,000.00                    50    24,576,855.37          3.34    6.128      655     80.63        360        356     4
500,000.01 - 525,000.00                    11     5,659,283.69          0.77    5.418      675     84.63        360        355     5
525,000.01 - 550,000.00                     8     4,289,653.26          0.58    5.940      656     79.19        360        356     4
550,000.01 - 575,000.00                    13     7,307,210.57          0.99    5.299      659     81.44        360        355     5
575,000.01 - 600,000.00                    10     5,870,103.46          0.80    5.188      668     82.51        360        355     5
600,000.01 - 625,000.00                     7     4,298,823.99          0.58    5.203      670     82.30        360        355     5
625,000.01 - 650,000.00                    14     8,993,272.01          1.22    5.202      674     80.43        360        355     5
675,000.01 - 700,000.00                     1       688,664.76          0.09    4.625      701     76.37        360        353     7
700,000.01 - 725,000.00                     1       718,032.92          0.10    6.490      626     80.00        360        357     3
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
725,000.01 - 750,000.00                     5     3,710,023.46          0.50    5.311      674     71.86        360        355     5
850,000.01 - 875,000.00                     3     2,593,800.91          0.35    5.792      669     68.35        360        355     5
875,000.01 - 900,000.00                     1       898,737.99          0.12    5.750      653     65.00        360        355     5
975,000.01 - 1,000,000.00                   3     2,960,601.39          0.40    5.082      671     55.99        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
<= 60                                      14      $110,074.85          0.01%  11.431%     604     95.00%        60         57     3
61 - 120                                   92     1,022,680.99          0.14   11.808      614     95.26        120        117     3
121 - 180                                  69     3,865,224.88          0.53    8.298      614     76.58        180        177     3
181 - 240                                 318    17,629,798.89          2.40   10.101      648     98.10        240        237     3
301 - 360                               3,530   712,664,968.92         96.92    6.357      646     83.38        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
56 - 60                                    14      $110,074.85          0.01%  11.431%     604     95.00%        60         57     3
111 - 115                                   2        30,835.68          0.00   10.529      621     98.14        120        115     5
116 - 120                                  90       991,845.31          0.13   11.847      614     95.17        120        117     3
171 - 175                                   4       479,953.45          0.07    7.361      598     65.87        180        175     5
176 - 180                                  65     3,385,271.43          0.46    8.431      616     78.10        180        177     3
231 - 235                                   7       308,303.17          0.04   10.366      664    100.00        240        235     5
236 - 240                                 311    17,321,495.72          2.36   10.096      648     98.07        240        237     3
331 - 335                                   1        68,848.26          0.01    9.250      732     90.00        360        333    27
341 - 345                                   1        69,916.89          0.01   11.250      692     95.00        360        345    15
346 - 350                                   6     1,119,116.46          0.15    7.136      652     88.90        360        350    10
351 - 355                                 974   219,095,322.69         29.80    5.725      676     85.01        360        354     6
356 - 360                               2,548   492,311,764.62         66.95    6.635      632     82.65        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 351.9 months
Lowest: 56 months
Highest: 358 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                  12    $1,751,150.30          0.24%   5.343%     807     80.45%       358        352     5
751 - 800                                 190    35,776,793.20          4.87    5.560      769     82.98        359        354     5
701 - 750                                 485    96,533,614.72         13.13    5.805      722     85.84        357        352     4
651 - 700                               1,051   204,014,230.28         27.75    5.966      673     85.61        357        352     4
601 - 650                               1,283   236,959,643.81         32.23    6.508      630     84.77        354        350     4
551 - 600                                 654   100,023,545.37         13.60    7.356      578     81.25        355        352     3
501 - 550                                 343    59,293,763.85          8.06    8.128      527     74.53        358        355     3
451 - 500                                   5       940,007.00          0.13    8.578      500     66.03        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                           3,246  $581,768,579.79         79.12%   6.423%     643     83.76%       355        352     4
2-4 Family                                448   101,215,047.31         13.77    6.705      650     82.97        357        354     4
Condominium                               189    28,363,828.13          3.86    7.324      635     82.92        353        350     3
Low Rise Condo                            121    20,810,344.45          2.83    5.482      695     86.61        360        355     5
High Rise Condo                            11     2,151,380.91          0.29    5.046      683     88.02        360        355     5
MF Housing                                  8       983,567.94          0.13    6.171      661     87.70        360        354     6
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                          3,335  $621,531,878.22         84.53%   6.480%     640     83.97%       355        351     4
Investor                                  622   100,732,944.84         13.70    6.447      679     82.42        359        355     4
Second Home                                66    13,027,925.47          1.77    5.887      647     81.69        359        355     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Full Documentation                      1,852  $279,991,950.59         38.08%   7.138%     614     83.53%       352        349     3
Stated                                    748   140,992,858.27         19.18    7.462      631     81.20        354        351     3
No Doc                                    519   105,457,942.74         14.34    5.465      694     85.40        360        355     5
No Ratio w nonverified assets             430    96,675,205.33         13.15    5.629      673     86.58        360        355     5
Stated w nonverified assets               276    65,691,280.36          8.93    5.074      676     84.50        360        355     5
Stated w verified assets                   97    24,151,051.95          3.28    4.848      692     81.32        360        355     5
No Ratio w verified assets                 68    14,582,602.27          1.98    5.486      686     84.72        360        354     6
Easy                                       33     7,749,857.02          1.05    6.725      604     76.77        355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
C/O Refi                                1,655  $339,795,930.11         46.21%   6.458%     627     80.81%       358        354     4
Purchase                                2,062   333,724,794.29         45.39    6.509      666     87.53        354        350     4
R/T Refi                                  298    60,673,986.92          8.25    6.242      642     79.09        356        352     4
Texas C/O Refi                              8     1,098,037.21          0.15    7.911      560     79.49        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2/28 ARM                                2,673  $546,396,509.82         74.31%   6.434%     641     84.19%       360        356     4
3/27 ARM                                  448    94,757,219.51         12.89    5.246      686     81.28        360        355     5
30 YR FIXED                               409    71,511,239.59          9.73    7.239      628     79.99        360        357     3
20 YR FIXED                               318    17,629,798.89          2.40   10.101      648     98.10        240        237     3
15 YR FIXED                                69     3,865,224.88          0.53    8.298      614     76.58        180        177     3
10 YR FIXED                                92     1,022,680.99          0.14   11.808      614     95.26        120        117     3
5 YR FIXED                                 14       110,074.85          0.01   11.431      604     95.00         60         57     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                       3,501  $712,513,446.26         96.90%   6.340%     645     83.22%       359        355     4
2                                         522    22,779,302.27          3.10   10.388      651     99.31        253        250     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Amerin Guarantee                          430   $91,292,776.65         12.42%   5.922%     678     91.35%       360        354     6
Not Insured                             3,033   524,264,104.05         71.30    6.815      632     80.65        354        351     3
PMI Mortgage Insurance Corp.              560   119,735,867.83         16.28    5.347      680     91.33        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                       1,132  $236,738,425.95         32.20%   6.249%     659     84.24%       357        353     4
12                                        286    52,444,741.01          7.13    7.259      629     82.47        354        351     3
24                                      2,126   360,453,073.01         49.02    6.547      638     84.35        355        352     4
30                                          2       403,430.50          0.05    5.953      668     82.30        360        358     2
36                                        477    85,253,078.06         11.59    6.233      650     80.41        354        350     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                852  $187,831,281.28         25.55%   6.275%     651     81.94%       353        350     4
New York                                  258    61,433,026.36          8.35    6.785      631     81.59        356        353     3
Florida                                   414    60,618,763.21          8.24    6.752      634     83.16        357        353     4
New Jersey                                256    60,438,112.73          8.22    7.078      623     82.03        357        354     3
Illinois                                  217    36,573,035.58          4.97    6.662      639     84.73        356        352     4
Massachusetts                             148    34,671,285.48          4.72    6.533      649     85.66        357        353     4
Minnesota                                 139    26,558,329.03          3.61    5.964      664     87.37        359        355     4
Maryland                                  132    24,437,998.19          3.32    6.570      627     81.87        358        355     3
Colorado                                  115    22,559,780.36          3.07    5.789      673     84.58        358        354     5
Virginia                                  111    21,628,647.62          2.94    6.255      647     83.35        357        353     4
Georgia                                   116    18,329,368.08          2.49    6.467      655     85.60        356        352     4
Nevada                                     90    16,702,428.20          2.27    6.083      661     86.46        359        355     4
Arizona                                   107    16,267,261.98          2.21    5.921      665     86.74        355        350     4
Washington                                 82    12,927,836.25          1.76    6.077      664     86.44        352        348     4
Texas                                      88    11,169,649.95          1.52    6.651      641     83.75        355        351     4
Michigan                                   88    10,551,474.50          1.44    6.961      626     84.12        360        356     4
Connecticut                                67     9,222,717.41          1.25    7.383      614     84.12        351        347     3
Missouri                                   52     8,239,630.61          1.12    6.437      648     87.85        360        355     5
North Carolina                             73     7,683,298.12          1.04    6.954      637     85.48        353        350     3
Pennsylvania                               66     7,459,697.27          1.01    7.208      616     84.01        353        350     3
Hawaii                                     41     6,924,089.29          0.94    6.966      653     84.41        339        336     4
New Mexico                                 30     6,490,899.15          0.88    5.907      683     84.07        360        355     5
Ohio                                       56     6,381,303.61          0.87    6.119      664     86.83        359        354     4
Utah                                       39     6,026,316.31          0.82    5.826      664     86.43        359        355     4
Oregon                                     43     5,380,656.15          0.73    5.883      664     81.52        353        348     5
Wisconsin                                  41     5,130,861.45          0.70    6.674      643     88.84        358        354     4
New Hampshire                              23     4,311,320.22          0.59    6.404      681     86.72        358        353     4
Continued

....continued
Number                                                                                           Percent       W.A.       W.A.  W.A.
of                                                   Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
Mortgage                                             Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
South Carolina                             34     3,931,236.85          0.53    6.134      651     89.20        355        350     5
Indiana                                    29     3,788,926.90          0.52    6.433      642     87.59        359        356     4
Rhode Island                               21     3,402,487.19          0.46    7.139      643     86.76        357        354     3
Tennessee                                  26     3,261,512.96          0.44    6.749      631     85.53        358        355     4
Delaware                                   14     2,726,593.54          0.37    5.889      649     83.68        360        356     4
Idaho                                      26     2,665,292.53          0.36    6.473      652     86.11        352        348     4
Kansas                                     13     2,545,524.07          0.35    5.808      662     90.28        358        353     5
Iowa                                       22     2,449,605.29          0.33    5.642      679     90.23        360        355     5
Kentucky                                   13     2,211,397.00          0.30    5.227      694     81.82        360        355     5
Maine                                      10     1,861,265.29          0.25    6.126      654     84.56        347        342     4
Alabama                                     8     1,613,559.26          0.22    5.091      681     89.47        360        355     5
Oklahoma                                   12     1,559,068.39          0.21    6.815      640     89.07        360        355     5
Louisiana                                   9     1,252,320.33          0.17    4.960      696     91.64        360        355     5
Montana                                     6     1,148,515.50          0.16    5.410      666     88.22        360        356     4
District of Columbia                        6     1,104,347.99          0.15    6.034      690     88.80        360        354     6
West Virginia                               7       951,682.12          0.13    5.873      623     85.41        360        355     5
South Dakota                                6       846,598.57          0.12    5.929      691     93.40        360        354     6
Mississippi                                 4       570,276.72          0.08    5.773      674     92.60        360        354     6
Vermont                                     3       361,796.98          0.05    7.943      614     78.46        348        345     3
Alaska                                      2       358,276.42          0.05    5.743      629     79.84        360        357     3
Arkansas                                    3       319,617.03          0.04    6.423      661     94.09        360        355     5
Nebraska                                    3       271,003.62          0.04    6.542      639     80.68        360        355     5
North Dakota                                2       142,775.59          0.02    5.441      643     84.71        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.501 - 2.000                              30    $7,270,262.73          1.13%   4.098%     719     73.17%       360        355     5
2.001 - 2.500                             192    47,016,780.35          7.33    4.723      690     72.14        360        355     5
2.501 - 3.000                             494   111,164,028.72         17.34    5.263      683     84.78        360        355     5
3.001 - 3.500                             573   123,490,576.94         19.26    5.732      678     90.48        360        355     5
3.501 - 4.000                              87    15,165,714.91          2.37    5.972      680     90.89        360        355     5
4.001 - 4.500                              14     2,450,719.00          0.38    6.373      676     92.21        360        354     6
5.001 - 5.500                               1       149,405.19          0.02    4.500      662     71.43        360        357     3
5.501 - 6.000                              10     2,538,972.62          0.40    4.890      699     76.33        360        358     2
6.001 - 6.500                              39     8,396,329.84          1.31    5.432      645     78.68        360        357     3
6.501 - 7.000                           1,681   323,510,939.03         50.46    7.119      614     82.57        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.000                                   3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.000                                   1,390  $306,558,082.65         47.81%   5.385%     683     85.23%       360        355     5
1.500                                   1,731   334,595,646.68         52.19    7.059      616     82.42        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
9.001 - 9.500                               7    $1,863,037.98          0.29%   3.389%     710     76.52%       360        356     4
9.501 - 10.000                             61    13,109,638.87          2.04    3.865      701     73.18        360        356     4
10.001 - 10.500                           169    38,276,241.22          5.97    4.372      689     79.95        360        355     5
10.501 - 11.000                           287    65,973,173.83         10.29    4.817      683     84.98        360        355     5
11.001 - 11.500                           255    58,782,437.70          9.17    5.319      678     84.98        360        355     5
11.501 - 12.000                           262    59,233,856.79          9.24    5.773      682     85.56        360        355     5
12.001 - 12.500                           270    55,502,537.56          8.66    6.177      676     87.95        360        355     5
12.501 - 13.000                           299    66,050,162.44         10.30    6.158      652     83.95        360        356     4
13.001 - 13.500                           263    57,802,162.77          9.02    6.342      628     82.50        360        357     3
13.501 - 14.000                           390    84,618,594.25         13.20    6.817      627     84.52        360        357     3
14.001 - 14.500                           233    43,724,670.14          6.82    7.291      621     85.60        360        357     3
14.501 - 15.000                           280    49,079,915.94          7.65    7.777      598     84.11        360        357     3
15.001 - 15.500                           146    20,474,806.27          3.19    8.274      582     82.91        360        357     3
15.501 - 16.000                            77    10,244,440.14          1.60    8.751      563     81.80        360        357     3
16.001 - 16.500                            49     6,129,482.20          0.96    9.310      551     71.72        360        357     3
16.501 - 17.000                            31     4,316,506.03          0.67    9.834      541     68.29        360        357     3
17.001 - 17.500                            19     2,969,309.71          0.46   10.270      549     67.61        360        357     3
17.501 - 18.000                            11     1,385,749.04          0.22   10.852      526     61.06        360        357     3
18.001 - 18.500                            10     1,420,255.70          0.22   11.238      526     61.03        360        357     3
18.501 - 19.000                             2       196,750.75          0.03   11.656      527     66.87        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.001 - 3.500                               7    $1,863,037.98          0.29%   3.389%     710     76.52%       360        356     4
3.501 - 4.000                              61    13,109,638.87          2.04    3.865      701     73.18        360        356     4
4.001 - 4.500                             170    38,425,646.41          5.99    4.372      689     79.91        360        355     5
4.501 - 5.000                             296    68,374,874.76         10.66    4.820      684     84.66        360        355     5
5.001 - 5.500                             291    66,767,618.58         10.41    5.333      675     84.23        360        355     5
5.501 - 6.000                             441   100,823,992.32         15.73    5.830      663     83.39        360        356     4
6.001 - 6.500                             485   103,298,929.49         16.11    6.309      651     85.56        360        356     4
6.501 - 7.000                             500   106,373,449.32         16.59    6.802      637     85.99        360        356     4
7.001 - 7.500                             243    45,464,750.83          7.09    7.293      624     85.89        360        357     3
7.501 - 8.000                             282    49,514,490.93          7.72    7.779      598     84.14        360        357     3
8.001 - 8.500                             145    20,405,958.01          3.18    8.271      582     82.88        360        357     3
8.501 - 9.000                              77    10,244,440.14          1.60    8.751      563     81.80        360        357     3
9.001 - 9.500                              50     6,198,330.46          0.97    9.310      553     71.93        360        356     4
9.501 - 10.000                             31     4,316,506.03          0.67    9.834      541     68.29        360        357     3
10.001 - 10.500                            18     2,899,392.82          0.45   10.246      546     66.95        360        357     3
10.501 - 11.000                            11     1,385,749.04          0.22   10.852      526     61.06        360        357     3
11.001 - 11.500                            11     1,490,172.59          0.23   11.238      534     62.63        360        357     3
11.501 - 12.000                             2       196,750.75          0.03   11.656      527     66.87        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2005-05-01                                  1       $68,848.26          0.01%   9.250%     732     90.00%       360        333    27
2005-09-01                                  2       434,574.99          0.07    7.933      636     87.72        360        349    11
2005-10-01                                  2       356,047.92          0.06    6.855      673     91.75        360        350    10
2005-11-01                                  8     1,850,306.90          0.29    6.872      676     88.96        360        351     9
2005-12-01                                 11     2,244,928.59          0.35    6.223      658     84.00        360        352     8
2006-01-01                                 80    17,435,599.16          2.72    6.153      685     87.57        360        353     7
2006-02-01                                293    64,715,874.75         10.09    5.988      673     87.49        360        354     6
2006-03-01                                324    75,588,385.75         11.79    5.587      669     84.88        360        355     5
2006-04-01                                448    92,036,158.66         14.35    5.543      663     86.71        360        356     4
2006-05-01                              1,105   217,758,906.17         33.96    7.031      617     82.71        360        357     3
2006-06-01                                401    74,045,643.82         11.55    7.098      615     80.90        360        358     2
2006-10-01                                  2       328,493.55          0.05    6.388      651     87.37        360        350    10
2006-11-01                                  3       964,873.49          0.15    5.630      698     80.66        360        351     9
2006-12-01                                  5     1,303,319.88          0.20    5.841      673     89.97        360        352     8
2007-01-01                                 23     5,296,739.24          0.83    5.681      699     82.01        360        353     7
2007-02-01                                 85    18,648,365.46          2.91    5.494      683     79.66        360        354     6
2007-03-01                                124    27,321,046.14          4.26    5.003      692     81.49        360        355     5
2007-04-01                                164    33,890,758.18          5.29    4.884      693     81.54        360        356     4
2007-05-01                                 12     2,093,116.19          0.33    6.793      621     83.04        360        357     3
2007-06-01                                 28     4,771,742.23          0.74    6.612      634     80.06        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,121  $641,153,729.33        100.00%   6.259%     648     83.76%       360        356     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0.00                                    3,033  $524,264,104.05         71.30%   6.815%     632     80.65%       354        351     3
22.00                                      79    19,278,654.61          2.62    5.279      669     83.84        360        355     5
30.00                                     911   191,749,989.87         26.08    5.628      680     92.09        360        355     5
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                       4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  4,023  $735,292,748.53        100.00%   6.465%     646     83.72%       356        352     4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            508 records
                                                            Balance: 137,939,607

                                  ABFC 2004-HE1
                                    IO Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
DTI                                     Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0.01 - 5.00                                 1       $90,100.00          0.07%   6.000%     675     85.00%       360        357     3
10.01 - 15.00                               2       857,000.00          0.62    5.786      646     75.54        360        358     2
15.01 - 20.00                               5     1,348,391.00          0.98    5.408      652     79.87        360        357     3
20.01 - 25.00                               4     1,438,200.00          1.04    5.803      659     84.96        360        358     2
25.01 - 30.00                              10     2,656,110.00          1.93    5.995      663     73.37        360        357     3
30.01 - 35.00                              34     9,419,390.24          6.83    5.562      666     81.80        360        357     3
35.01 - 40.00                              66    16,206,871.16         11.75    5.503      675     81.08        360        357     3
40.01 - 45.00                             129    37,420,264.49         27.13    5.634      670     82.90        360        357     3
45.01 - 50.00                             251    66,727,270.83         48.37    5.527      655     82.08        360        357     3
50.01 - 55.00                               6     1,776,009.32          1.29    6.233      644     81.87        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            902 records
                                                             Balance: 94,139,019

                                  ABFC 2004-HE1
                                    FRM Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Fremont                                   902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
5.501 - 6.000                              40   $10,286,222.90         10.93%   5.878%     657     74.18%       341        338     3
6.001 - 6.500                              72    17,178,752.20         18.25    6.278      647     76.87        359        356     3
6.501 - 7.000                              68    14,330,060.99         15.22    6.752      634     75.07        346        343     3
7.001 - 7.500                              28     5,621,290.38          5.97    7.302      616     81.08        352        350     2
7.501 - 8.000                              69    10,883,587.87         11.56    7.765      612     84.01        352        349     3
8.001 - 8.500                              67     7,927,976.48          8.42    8.330      617     87.03        335        332     3
8.501 - 9.000                              85     7,840,060.42          8.33    8.784      623     89.42        316        313     3
9.001 - 9.500                              56     3,864,948.64          4.11    9.338      617     89.64        305        302     3
9.501 - 10.000                             63     3,654,520.77          3.88    9.838      646     96.58        282        280     3
10.001 - 10.500                            14       528,406.86          0.56   10.288      642     99.18        269        266     3
10.501 - 11.000                            93     3,992,827.85          4.24   10.816      633     98.04        250        247     3
11.001 - 11.500                            56     2,338,552.27          2.48   11.232      621     99.46        249        246     3
11.501 - 12.000                           123     3,675,407.01          3.90   11.799      615     98.72        225        222     3
12.001 - 12.500                            37     1,041,684.62          1.11   12.237      618     93.90        251        248     3
12.501 - 13.000                            25       838,039.40          0.89   12.780      626     98.80        210        207     3
13.001 - 13.500                             5        96,377.77          0.10   13.215      622     99.08        206        202     4
13.501 - 14.000                             1        40,302.77          0.04   13.775      623    100.00        240        237     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
20.01 - 25.00                               2       $99,643.42          0.11%   8.851%     566     21.78%       270        268     3
25.01 - 30.00                               2       156,641.01          0.17    6.323      694     28.86        360        358     2
30.01 - 35.00                               2       357,818.72          0.38    6.128      653     34.21        360        357     3
35.01 - 40.00                               5       593,747.38          0.63    6.478      656     37.93        261        258     2
40.01 - 45.00                               5     1,151,858.46          1.22    6.316      611     42.26        360        357     3
45.01 - 50.00                               4       949,207.63          1.01    6.307      645     48.19        360        358     2
50.01 - 55.00                               7       996,467.25          1.06    7.817      618     53.92        360        357     3
55.01 - 60.00                              10     1,635,617.49          1.74    6.768      601     57.82        330        327     3
60.01 - 65.00                              24     4,560,801.61          4.84    6.718      624     63.27        334        331     3
65.01 - 70.00                              27     4,791,031.83          5.09    7.111      626     68.29        359        356     2
70.01 - 75.00                              35     7,277,454.78          7.73    6.792      610     73.89        341        338     3
75.01 - 80.00                              95    19,273,440.81         20.47    7.159      617     79.39        357        354     3
80.01 - 85.00                              65     9,404,538.74          9.99    7.308      619     84.37        340        337     3
85.01 - 90.00                              99    17,033,323.91         18.09    7.114      635     89.56        356        353     3
90.01 - 95.00                             125     3,078,664.19          3.27    9.380      637     94.68        251        248     3
95.01 - 100.00                            395    22,778,761.97         24.20   10.105      657     99.88        270        267     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
less than 50,000.00                       341    $8,944,864.16          9.50%  10.846%     634     97.08%       221        218     3
50,000.01 - 75,000.00                     148     9,228,575.32          9.80    9.973      637     94.34        285        282     3
75,000.01 - 100,000.00                     98     8,569,436.47          9.10    8.799      635     90.15        312        309     3
100,000.01 - 125,000.00                    69     7,731,395.17          8.21    8.237      633     85.70        330        327     3
125,000.01 - 150,000.00                    41     5,678,770.20          6.03    7.511      613     78.04        346        344     3
150,000.01 - 175,000.00                    27     4,419,145.46          4.69    7.280      619     77.98        360        357     3
175,000.01 - 200,000.00                    31     5,826,181.16          6.19    7.148      607     72.39        337        334     3
200,000.01 - 225,000.00                    37     7,872,297.79          8.36    7.059      628     74.72        353        350     3
225,000.01 - 250,000.00                    18     4,246,039.32          4.51    6.748      630     76.98        353        351     3
250,000.01 - 275,000.00                    16     4,187,384.08          4.45    6.767      632     76.17        352        350     3
275,000.01 - 300,000.00                    19     5,482,762.89          5.82    7.048      648     83.49        360        357     3
300,000.01 - 325,000.00                    13     4,072,620.89          4.33    6.936      615     82.86        360        357     3
325,000.01 - 350,000.00                    10     3,373,141.16          3.58    6.328      650     79.13        342        339     2
350,000.01 - 375,000.00                    11     3,985,995.76          4.23    6.415      613     80.75        328        324     4
375,000.01 - 400,000.00                     8     3,128,711.74          3.32    6.754      646     83.38        360        357     3
400,000.01 - 425,000.00                     2       843,825.49          0.90    6.742      648     64.09        360        357     3
425,000.01 - 450,000.00                     4     1,721,472.97          1.83    6.225      685     88.28        360        357     3
450,000.01 - 475,000.00                     2       936,308.14          0.99    7.481      626     84.96        360        357     3
475,000.01 - 500,000.00                     4     1,975,925.62          2.10    6.813      624     80.98        360        357     3
525,000.01 - 550,000.00                     1       545,419.54          0.58    6.050      686     65.65        360        358     2
600,000.01 - 625,000.00                     1       618,960.36          0.66    6.900      611     80.00        360        358     2
725,000.01 - 750,000.00                     1       749,785.51          0.80    6.100      683     80.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
<= 60                                      14      $110,074.85          0.12%  11.431%     604     95.00%        60         57     3
61 - 120                                   92     1,022,680.99          1.09   11.808      614     95.26        120        117     3
121 - 180                                  69     3,865,224.88          4.11    8.298      614     76.58        180        177     3
181 - 240                                 318    17,629,798.89         18.73   10.101      648     98.10        240        237     3
301 - 360                                 409    71,511,239.59         75.96    7.239      628     79.99        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
56 - 60                                    14      $110,074.85          0.12%  11.431%     604     95.00%        60         57     3
111 - 115                                   2        30,835.68          0.03   10.529      621     98.14        120        115     5
116 - 120                                  90       991,845.31          1.05   11.847      614     95.17        120        117     3
171 - 175                                   4       479,953.45          0.51    7.361      598     65.87        180        175     5
176 - 180                                  65     3,385,271.43          3.60    8.431      616     78.10        180        177     3
231 - 235                                   7       308,303.17          0.33   10.366      664    100.00        240        235     5
236 - 240                                 311    17,321,495.72         18.40   10.096      648     98.07        240        237     3
351 - 355                                  16     3,403,806.88          3.62    7.493      635     88.70        360        355     5
356 - 360                                 393    68,107,432.71         72.35    7.226      628     79.55        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 324.3 months
Lowest: 56 months
Highest: 358 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                   3      $229,463.26          0.24%   6.630%     806     62.52%       342        340     2
751 - 800                                  16     2,299,932.60          2.44    7.193      773     83.85        339        336     3
701 - 750                                  68     7,882,608.93          8.37    7.570      721     89.53        321        318     3
651 - 700                                 190    21,141,751.25         22.46    7.418      672     85.08        328        325     3
601 - 650                                 344    34,363,156.51         36.50    8.036      628     84.08        319        316     3
551 - 600                                 234    21,040,520.87         22.35    8.198      579     80.69        335        332     3
501 - 550                                  47     7,181,585.78          7.63    8.067      532     77.27        343        340     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                             736   $73,031,260.22         77.58%   7.972%     627     83.83%       324        321     3
2-4 Family                                104    15,756,887.93         16.74    7.388      646     81.25        344        341     3
Condominium                                62     5,350,871.05          5.68    7.949      650     84.32        322        319     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                            818   $84,020,406.32         89.25%   7.927%     628     83.97%       324        322     3
Investor                                   75     7,879,840.70          8.37    7.583      660     77.82        348        345     3
Second Home                                 9     2,238,772.18          2.38    6.869      656     82.56        355        353     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Full Documentation                        703   $73,456,429.05         78.03%   7.639%     628     82.91%       330        327     3
Stated                                    191    19,629,901.14         20.85    8.791      641     85.63        316        313     3
Easy                                        8     1,052,689.01          1.12    7.028      671     78.46        326        323     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
C/O Refi                                  314   $47,567,580.79         50.53%   7.260%     618     79.04%       344        341     3
Purchase                                  524    35,698,337.56         37.92    9.001      650     92.01        302        299     3
R/T Refi                                   63    10,773,320.48         11.44    6.839      626     74.36        339        337     3
Texas C/O Refi                              1        99,780.37          0.11    7.600      573     80.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
30 YR FIXED                               409   $71,511,239.59         75.96%   7.239%     628     79.99%       360        357     3
20 YR FIXED                               318    17,629,798.89         18.73   10.101      648     98.10        240        237     3
15 YR FIXED                                69     3,865,224.88          4.11    8.298      614     76.58        180        177     3
10 YR FIXED                                92     1,022,680.99          1.09   11.808      614     95.26        120        117     3
5 YR FIXED                                 14       110,074.85          0.12   11.431      604     95.00         60         57     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                         380   $71,359,716.93         75.80%   7.070%     625     78.35%       351        348     3
2                                         522    22,779,302.27         24.20   10.388      651     99.31        253        250     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Not Insured                               902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                         171   $13,910,309.37         14.78%   8.439%     619     84.52%       313        311     3
12                                         86    12,067,015.68         12.82    7.597      646     80.64        334        332     3
24                                        384    25,038,750.08         26.60    9.041      640     91.46        294        291     3
36                                        261    43,122,944.07         45.81    7.088      626     79.18        349        346     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                272   $29,323,317.98         31.15%   7.968%     648     84.45%       318        315     3
New York                                   83    14,268,045.24         15.16    7.324      640     79.81        343        340     3
Florida                                    99     8,586,877.06          9.12    8.058      607     82.49        339        336     3
New Jersey                                 48     7,905,765.75          8.40    7.521      618     79.78        339        336     3
Maryland                                   31     4,160,328.80          4.42    7.316      630     80.76        351        348     3
Hawaii                                     27     3,668,374.50          3.90    7.699      643     83.85        321        318     3
Virginia                                   28     2,766,216.37          2.94    7.708      621     85.68        333        330     3
Illinois                                   31     2,593,277.02          2.75    7.915      628     84.81        299        296     3
Massachusetts                              29     2,258,251.88          2.40    9.323      601     80.31        313        310     3
Georgia                                    28     2,004,053.05          2.13    8.269      612     85.22        322        319     3
Washington                                 26     1,436,293.79          1.53    8.686      644     91.23        291        288     3
Arizona                                    13     1,299,860.12          1.38    7.040      617     80.08        297        294     3
Connecticut                                22     1,284,359.83          1.36    8.832      638     91.35        293        290     3
Pennsylvania                               16     1,268,950.01          1.35    7.662      616     88.78        320        317     3
Nevada                                     10     1,231,473.31          1.31    6.925      652     82.27        343        341     3
Texas                                      18     1,212,468.33          1.29    8.370      603     85.04        318        315     3
Colorado                                   13     1,047,528.38          1.11    8.080      641     80.64        324        321     3
Michigan                                    9       908,344.39          0.96    8.077      582     84.11        355        351     4
North Carolina                             21       899,841.49          0.96    9.522      584     87.56        300        297     3
Missouri                                    6       742,317.78          0.79    7.710      605     82.67        358        354     4
Minnesota                                   7       650,155.31          0.69    8.040      637     91.62        319        316     4
South Carolina                              9       642,895.09          0.68    8.375      583     80.99        330        327     3
Ohio                                        6       459,870.92          0.49    8.478      626     92.35        343        340     4
Oregon                                     11       443,305.45          0.47    9.754      621     97.08        271        268     3
Idaho                                      10       436,010.20          0.46    8.463      616     89.76        314        311     3
Rhode Island                                3       393,281.46          0.42    9.591      656     99.10        338        335     3
Oklahoma                                    2       349,594.45          0.37    8.429      645    100.00        360        354     6
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Maine                                       3       315,354.26          0.33    8.376      602     93.09        281        277     3
Indiana                                     4       305,720.63          0.32    7.433      631     90.11        353        350     3
Montana                                     1       282,461.56          0.30    6.250      578     74.47        360        358     2
Tennessee                                   3       232,039.90          0.25    8.954      587     83.42        337        334     3
Delaware                                    1       203,098.19          0.22    8.400      539     85.00        360        353     7
Wisconsin                                   3       175,283.82          0.19    7.904      598     92.07        315        312     3
West Virginia                               1       119,780.22          0.13    8.500      562     80.00        360        357     3
New Hampshire                               2        83,941.35          0.09    9.406      687    100.00        240        237     3
Arkansas                                    1        58,422.82          0.06    8.100      657     90.00        360        358     2
Utah                                        2        51,464.14          0.05   12.095      596    100.00        221        219     2
Vermont                                     1        36,611.97          0.04   10.750      647    100.00        240        238     2
Kansas                                      1        24,658.19          0.03    8.975      695    100.00        180        178     2
New Mexico                                  1         9,124.19          0.01   11.999      644     90.00        120        117     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

Gross Margin

Initial Cap

Periodic Cap

Maximum Rate

Minimum Rate

Next Rate Adjustment Date

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0.00                                      902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                         902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    902   $94,139,019.20        100.00%   7.873%     631     83.42%       327        324     3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                            508 records
                                                            Balance: 137,939,607

                                  ABFC 2004-HE1
                                    IO Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Fremont                                   508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               5    $1,741,560.00          1.26%   3.999%     720     80.00%       360        357     3
4.001 - 4.500                              24     8,266,043.60          5.99    4.423      690     80.20        360        357     3
4.501 - 5.000                              92    28,018,016.02         20.31    4.836      688     80.43        360        357     3
5.001 - 5.500                             120    31,735,607.65         23.01    5.295      659     79.89        360        357     3
5.501 - 6.000                             119    33,145,822.22         24.03    5.777      656     81.86        360        357     3
6.001 - 6.500                              87    21,762,330.38         15.78    6.293      645     84.67        360        357     3
6.501 - 7.000                              34     8,209,688.75          5.95    6.795      633     85.64        360        357     3
7.001 - 7.500                              15     3,226,908.29          2.34    7.298      639     90.12        360        357     3
7.501 - 8.000                               8     1,313,360.13          0.95    7.700      634     87.74        360        357     3
8.001 - 8.500                               2       222,770.00          0.16    8.115      629     90.43        360        358     2
8.501 - 9.000                               2       297,500.00          0.22    8.778      704    100.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
40.01 - 45.00                               1      $500,000.00          0.36%   5.800%     685     42.55%       360        356     4
45.01 - 50.00                               1       120,000.00          0.09    5.500      645     49.79        360        355     5
60.01 - 65.00                               4     2,090,731.09          1.52    5.704      648     62.76        360        357     3
65.01 - 70.00                               3     1,040,499.38          0.75    5.567      663     68.30        360        357     3
70.01 - 75.00                               2     1,047,500.00          0.76    5.643      646     73.34        360        358     2
75.01 - 80.00                             379   100,783,502.49         73.06    5.388      665     79.93        360        357     3
80.01 - 85.00                               9     2,580,812.24          1.87    6.012      653     83.48        360        358     2
85.01 - 90.00                              83    22,686,799.47         16.45    6.031      650     89.79        360        357     3
90.01 - 95.00                              10     2,990,713.00          2.17    6.360      651     94.34        360        357     3
95.01 - 100.00                             16     4,099,049.37          2.97    6.778      693     99.89        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
50,000.01 - 75,000.00                       4      $261,520.00          0.19%   7.691%     619     84.28%       360        357     3
75,000.01 - 100,000.00                     11     1,015,244.55          0.74    6.312      639     84.07        360        358     2
100,000.01 - 125,000.00                    31     3,605,241.57          2.61    6.226      655     82.82        360        357     3
125,000.01 - 150,000.00                    29     3,961,302.25          2.87    6.118      647     83.17        360        357     3
150,000.01 - 175,000.00                    46     7,407,236.85          5.37    5.747      658     83.04        360        357     3
175,000.01 - 200,000.00                    44     8,291,682.97          6.01    5.720      645     82.31        360        357     3
200,000.01 - 225,000.00                    54    11,502,484.90          8.34    5.611      649     81.10        360        357     3
225,000.01 - 250,000.00                    27     6,376,515.30          4.62    5.786      660     82.41        360        357     3
250,000.01 - 275,000.00                    41    10,723,309.80          7.77    5.523      652     81.28        360        357     3
275,000.01 - 300,000.00                    33     9,488,222.88          6.88    5.504      676     81.77        360        357     3
300,000.01 - 325,000.00                    32    10,058,444.66          7.29    5.334      667     82.85        360        357     3
325,000.01 - 350,000.00                    28     9,396,239.96          6.81    5.407      669     81.02        360        357     3
350,000.01 - 375,000.00                    32    11,599,267.19          8.41    5.481      665     81.71        360        357     3
375,000.01 - 400,000.00                    22     8,528,567.33          6.18    5.551      648     80.69        360        357     3
400,000.01 - 425,000.00                    21     8,643,500.34          6.27    5.481      700     84.98        360        357     3
425,000.01 - 450,000.00                     9     3,941,250.00          2.86    5.468      651     86.07        360        357     3
450,000.01 - 475,000.00                     9     4,166,900.00          3.02    5.463      642     85.01        360        358     2
475,000.01 - 500,000.00                    19     9,391,116.74          6.81    5.299      669     77.96        360        357     3
500,000.01 - 525,000.00                     2     1,023,200.00          0.74    5.758      656     78.61        360        358     2
525,000.01 - 550,000.00                     5     2,692,659.75          1.95    5.435      691     79.93        360        357     3
575,000.01 - 600,000.00                     5     2,949,300.00          2.14    5.861      687     86.12        360        358     2
600,000.01 - 625,000.00                     1       620,100.00          0.45    4.950      707     90.00        360        358     2
625,000.01 - 650,000.00                     1       629,100.00          0.46    5.990      695     90.00        360        357     3
650,000.01 - 675,000.00                     1       667,200.00          0.48    6.250      605     80.00        360        356     4
975,000.01 - 1,000,000.00                   1     1,000,000.00          0.72    5.700      667     61.37        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
301 - 360                                 508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
351 - 355                                   7    $1,313,620.00          0.95%   6.118%     641     80.87%       360        355     5
356 - 360                                 501   136,625,987.04         99.05    5.572      662     81.98        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 357.2 months
Lowest: 354 months
Highest: 358 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                   2      $263,943.18          0.19%   6.182%     802     80.00%       360        357     3
751 - 800                                  28     9,158,125.37          6.64    5.207      767     83.54        360        357     3
701 - 750                                  71    20,814,327.65         15.09    5.174      721     81.87        360        357     3
651 - 700                                 155    43,158,340.53         31.29    5.506      674     81.26        360        357     3
601 - 650                                 202    53,266,350.51         38.62    5.724      626     82.02        360        357     3
551 - 600                                  50    11,278,519.80          8.18    6.192      591     83.33        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                             437  $119,300,230.58         86.49%   5.572%     661     81.98%       360        357     3
Condominium                                53    12,847,316.46          9.31    5.703      661     81.72        360        357     3
2-4 Family                                 18     5,792,060.00          4.20    5.414      682     82.15        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                            506  $137,476,232.04         99.66%   5.576%     662     81.96%       360        357     3
Second Home                                 2       463,375.00          0.34    5.979      642     82.77        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Full Documentation                        468  $126,634,639.34         91.80%   5.526%     661     82.13%       360        357     3
Stated                                     33     9,099,297.85          6.60    6.191      693     79.78        360        357     3
Easy                                        7     2,205,669.85          1.60    6.022      635     81.43        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Purchase                                  422  $114,963,457.29         83.34%   5.518%     666     81.44%       360        357     3
C/O Refi                                   72    18,691,858.66         13.55    5.869      646     85.03        360        357     3
R/T Refi                                   14     4,284,291.09          3.11    5.911      633     82.59        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2/28 IO                                   485  $131,764,432.42         95.52%   5.583%     662     82.01%       360        357     3
3/27 IO                                    23     6,175,174.62          4.48    5.462      675     80.91        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                         508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Not Insured                               508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                          30    $6,731,149.97          4.88%   6.259%     666     84.27%       360        357     3
12                                         31     8,959,693.74          6.50    5.898      655     83.34        360        357     3
24                                        423   115,440,857.59         83.69    5.524      662     81.75        360        357     3
36                                         24     6,807,905.74          4.94    5.388      669     81.49        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                287   $91,163,328.59         66.09%   5.479%     667     81.73%       360        357     3
Florida                                    26     4,660,365.79          3.38    5.930      655     86.07        360        357     3
Colorado                                   21     4,387,035.02          3.18    5.504      648     82.10        360        357     3
Massachusetts                              16     4,142,282.90          3.00    5.293      678     80.15        360        357     3
Virginia                                   15     4,014,503.00          2.91    5.836      647     81.07        360        357     3
Washington                                 21     3,826,580.00          2.77    5.583      649     82.56        360        357     3
Nevada                                     14     3,099,091.50          2.25    5.926      667     81.94        360        357     3
Hawaii                                      7     2,318,006.00          1.68    4.739      659     81.59        360        357     3
Maryland                                   10     2,213,026.44          1.60    5.936      667     83.32        360        357     3
Minnesota                                  10     1,904,018.00          1.38    5.889      653     83.50        360        357     3
Arizona                                     9     1,841,470.00          1.33    6.013      646     82.73        360        357     3
Georgia                                     9     1,729,528.00          1.25    6.072      634     82.94        360        357     3
New Jersey                                  6     1,489,300.00          1.08    6.365      657     82.55        360        357     3
Illinois                                    7     1,439,682.99          1.04    5.889      668     82.51        360        357     3
New York                                    4     1,301,599.99          0.94    5.451      636     84.16        360        357     3
Oregon                                      6     1,278,436.38          0.93    5.735      639     77.60        360        357     3
Utah                                        6     1,246,402.83          0.90    5.396      662     81.16        360        357     3
Michigan                                    5     1,015,698.26          0.74    6.465      649     80.78        360        358     2
Texas                                       5       959,188.08          0.70    5.999      622     81.50        360        358     2
North Carolina                              5       909,989.33          0.66    6.631      632     82.03        360        357     3
Pennsylvania                                3       473,360.00          0.34    5.623      643     80.00        360        357     3
Wisconsin                                   2       453,203.25          0.33    5.942      590     87.44        360        357     3
Indiana                                     3       434,764.42          0.32    6.338      641     81.04        360        358     2
Kansas                                      2       356,540.00          0.26    7.976      682     93.55        360        357     3
Ohio                                        2       348,000.00          0.25    6.129      614     86.21        360        358     2
Tennessee                                   3       256,800.00          0.19    6.937      648     84.36        360        358     2
New Hampshire                               1       227,920.00          0.17    5.200      602     80.00        360        358     2
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Connecticut                                 1       215,973.00          0.16    4.850      646     80.00        360        357     3
South Carolina                              1       119,920.00          0.09    6.990      593     80.00        360        356     4
Iowa                                        1       113,593.27          0.08    5.950      592     80.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                               5    $1,741,560.00          1.26%   3.999%     720     80.00%       360        357     3
5.001 - 5.500                              28     9,446,043.60          6.85    4.439      693     80.17        360        357     3
5.501 - 6.000                              97    29,487,464.02         21.38    4.866      687     80.46        360        357     3
6.001 - 6.500                             118    31,041,359.65         22.50    5.332      660     79.91        360        357     3
6.501 - 7.000                             260    66,223,179.77         48.01    6.213      647     83.91        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.000                                     508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.500                                     508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
10.501 - 11.000                             5    $1,741,560.00          1.26%   3.999%     720     80.00%       360        357     3
11.001 - 11.500                            24     8,266,043.60          5.99    4.423      690     80.20        360        357     3
11.501 - 12.000                            92    28,018,016.02         20.31    4.836      688     80.43        360        357     3
12.001 - 12.500                           120    31,735,607.65         23.01    5.295      659     79.89        360        357     3
12.501 - 13.000                           119    33,145,822.22         24.03    5.777      656     81.86        360        357     3
13.001 - 13.500                            87    21,762,330.38         15.78    6.293      645     84.67        360        357     3
13.501 - 14.000                            34     8,209,688.75          5.95    6.795      633     85.64        360        357     3
14.001 - 14.500                            15     3,226,908.29          2.34    7.298      639     90.12        360        357     3
14.501 - 15.000                             8     1,313,360.13          0.95    7.700      634     87.74        360        357     3
15.001 - 15.500                             2       222,770.00          0.16    8.115      629     90.43        360        358     2
15.501 - 16.000                             2       297,500.00          0.22    8.778      704    100.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               5    $1,741,560.00          1.26%   3.999%     720     80.00%       360        357     3
4.001 - 4.500                              24     8,266,043.60          5.99    4.423      690     80.20        360        357     3
4.501 - 5.000                              92    28,018,016.02         20.31    4.836      688     80.43        360        357     3
5.001 - 5.500                             120    31,735,607.65         23.01    5.295      659     79.89        360        357     3
5.501 - 6.000                             119    33,145,822.22         24.03    5.777      656     81.86        360        357     3
6.001 - 6.500                              87    21,762,330.38         15.78    6.293      645     84.67        360        357     3
6.501 - 7.000                              34     8,209,688.75          5.95    6.795      633     85.64        360        357     3
7.001 - 7.500                              15     3,226,908.29          2.34    7.298      639     90.12        360        357     3
7.501 - 8.000                               8     1,313,360.13          0.95    7.700      634     87.74        360        357     3
8.001 - 8.500                               2       222,770.00          0.16    8.115      629     90.43        360        358     2
8.501 - 9.000                               2       297,500.00          0.22    8.778      704    100.00        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2006-02-01                                  1      $304,200.00          0.22%   5.000%     645     78.00%       360        354     6
2006-03-01                                  6     1,009,420.00          0.73    6.455      640     81.74        360        355     5
2006-04-01                                 28     7,596,081.00          5.51    5.716      659     78.99        360        356     4
2006-05-01                                297    82,048,342.88         59.48    5.486      664     81.99        360        357     3
2006-06-01                                153    40,806,388.54         29.58    5.735      659     82.66        360        358     2
2007-05-01                                  8     2,230,780.00          1.62    5.439      652     76.86        360        357     3
2007-06-01                                 15     3,944,394.62          2.86    5.475      687     83.20        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0.00                                      508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
24                                        485  $131,764,432.42         95.52%   5.583%     662     82.01%       360        357     3
36                                         23     6,175,174.62          4.48    5.462      675     80.91        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                    508  $137,939,607.04        100.00%   5.577%     662     81.97%       360        357     3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                          3,141 records
                                                            Balance: 566,674,273

                                  ABFC 2004-HE1
                                  Fremont Loans

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Originators                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Fremont                                 3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Mortgage Coupons                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               5    $1,741,560.00          0.31%   3.999%     720     80.00%       360        357     3
4.001 - 4.500                              25     8,415,448.79          1.49    4.424      690     80.04        360        357     3
4.501 - 5.000                             101    30,419,716.95          5.37    4.839      688     80.09        360        357     3
5.001 - 5.500                             157    39,870,193.72          7.04    5.320      657     79.62        360        357     3
5.501 - 6.000                             347    87,423,881.58         15.43    5.827      647     80.05        358        355     3
6.001 - 6.500                             411    94,872,060.58         16.74    6.300      634     81.79        360        357     3
6.501 - 7.000                             491   106,854,873.08         18.86    6.803      628     83.32        358        355     3
7.001 - 7.500                             275    52,441,764.73          9.25    7.294      622     85.40        359        356     3
7.501 - 8.000                             357    61,276,863.94         10.81    7.774      601     84.17        359        356     3
8.001 - 8.500                             214    28,556,704.49          5.04    8.286      592     84.09        353        350     3
8.501 - 9.000                             164    18,382,000.56          3.24    8.766      590     85.34        341        338     3
9.001 - 9.500                             105     9,994,430.84          1.76    9.321      576     78.65        339        335     3
9.501 - 10.000                             94     7,971,026.80          1.41    9.836      589     81.26        324        322     3
10.001 - 10.500                            32     3,427,799.68          0.60   10.252      561     71.91        346        343     3
10.501 - 11.000                           104     5,378,576.89          0.95   10.825      606     88.51        278        276     3
11.001 - 11.500                            66     3,758,807.97          0.66   11.234      585     84.94        291        288     3
11.501 - 12.000                           125     3,872,157.76          0.68   11.792      610     97.11        232        229     3
12.001 - 12.500                            37     1,041,684.62          0.18   12.237      618     93.90        251        248     3
12.501 - 13.000                            25       838,039.40          0.15   12.780      626     98.80        210        207     3
13.001 - 13.500                             5        96,377.77          0.02   13.215      622     99.08        206        202     4
13.501 - 14.000                             1        40,302.77          0.01   13.775      623    100.00        240        237     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Combined Original LTV                   Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
15.01 - 20.00                               1       $59,890.17          0.01%   8.500%     672     15.79%       360        357     3
20.01 - 25.00                               3       199,386.18          0.04    7.825      570     22.94        315        312     3
25.01 - 30.00                               3       216,560.23          0.04    7.340      642     27.94        360        357     3
30.01 - 35.00                               6       692,558.82          0.12    6.923      637     33.31        360        357     3
35.01 - 40.00                               8     1,073,827.79          0.19    6.762      626     37.51        305        303     2
40.01 - 45.00                              15     2,923,918.21          0.52    6.604      615     42.44        360        357     3
45.01 - 50.00                              15     2,749,284.97          0.49    7.022      588     47.41        360        357     3
50.01 - 55.00                              27     4,131,526.32          0.73    7.549      596     53.30        360        357     3
55.01 - 60.00                              36     6,177,309.55          1.09    7.709      574     58.04        352        349     3
60.01 - 65.00                              92    17,118,659.68          3.02    7.492      590     63.62        353        350     3
65.01 - 70.00                             127    24,648,690.27          4.35    7.451      586     68.74        360        357     3
70.01 - 75.00                             148    29,168,410.94          5.15    7.118      585     74.11        355        352     3
75.01 - 80.00                           1,052   229,282,825.47         40.46    6.244      638     79.81        360        357     3
80.01 - 85.00                             240    46,815,573.61          8.26    6.856      611     84.53        356        353     3
85.01 - 90.00                             667   138,041,838.78         24.36    6.768      635     89.68        360        357     3
90.01 - 95.00                             176    15,143,361.68          2.67    7.529      659     94.53        338        335     3
95.01 - 100.00                            525    48,230,650.25          8.51    8.682      660     99.88        318        315     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
less than 50,000.00                       346    $9,194,455.81          1.62%  10.795%     634     95.89%       225        222     3
50,000.01 - 75,000.00                     256    16,189,381.49          2.86    9.244      620     88.29        317        314     3
75,000.01 - 100,000.00                    308    27,093,911.19          4.78    7.952      618     83.78        345        342     3
100,000.01 - 125,000.00                   314    35,409,403.18          6.25    7.536      619     82.73        353        351     3
125,000.01 - 150,000.00                   276    38,114,977.28          6.73    7.198      618     81.50        358        355     3
150,000.01 - 175,000.00                   263    42,809,509.63          7.55    6.882      627     82.02        360        357     3
175,000.01 - 200,000.00                   231    43,199,676.86          7.62    6.875      612     79.17        357        354     3
200,000.01 - 225,000.00                   222    47,397,038.15          8.36    6.745      625     81.21        359        356     3
225,000.01 - 250,000.00                   144    34,244,784.15          6.04    6.743      624     82.37        359        356     3
250,000.01 - 275,000.00                   143    37,456,229.27          6.61    6.479      626     79.79        359        356     3
275,000.01 - 300,000.00                   122    35,009,314.76          6.18    6.602      636     83.22        360        357     3
300,000.01 - 325,000.00                   113    35,352,317.26          6.24    6.365      632     84.19        360        357     3
325,000.01 - 350,000.00                    87    29,442,779.85          5.20    6.337      638     82.58        358        355     3
350,000.01 - 375,000.00                    79    28,607,835.61          5.05    6.148      640     83.08        356        353     3
375,000.01 - 400,000.00                    58    22,476,778.15          3.97    6.405      630     82.19        360        357     3
400,000.01 - 425,000.00                    53    21,917,028.08          3.87    6.219      658     84.37        360        357     3
425,000.01 - 450,000.00                    32    13,953,350.22          2.46    6.258      649     85.30        360        357     3
450,000.01 - 475,000.00                    17     7,907,765.15          1.40    6.022      646     83.52        360        357     3
475,000.01 - 500,000.00                    50    24,646,629.05          4.35    6.196      638     80.92        360        357     3
500,000.01 - 525,000.00                     4     2,050,275.17          0.36    5.693      654     79.31        360        357     3
525,000.01 - 550,000.00                     8     4,307,697.93          0.76    5.747      669     76.38        360        358     2
550,000.01 - 575,000.00                     1       558,428.15          0.10    6.350      605     80.00        360        357     3
575,000.01 - 600,000.00                     5     2,949,300.00          0.52    5.861      687     86.12        360        358     2
600,000.01 - 625,000.00                     2     1,239,060.36          0.22    5.924      659     85.00        360        358     2
625,000.01 - 650,000.00                     2     1,272,659.84          0.22    5.742      677     90.00        360        358     2
650,000.01 - 675,000.00                     1       667,200.00          0.12    6.250      605     80.00        360        356     4
700,000.01 - 725,000.00                     1       718,032.92          0.13    6.490      626     80.00        360        357     3
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Principal Balance                       Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
725,000.01 - 750,000.00                     2     1,488,453.41          0.26    5.926      666     73.73        360        357     3
975,000.01 - 1,000,000.00                   1     1,000,000.00          0.18    5.700      667     61.37        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Original Term to Maturity               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
<= 60                                      14      $110,074.85          0.02%  11.431%     604     95.00%        60         57     3
61 - 120                                   92     1,022,680.99          0.18   11.808      614     95.26        120        117     3
121 - 180                                  69     3,865,224.88          0.68    8.298      614     76.58        180        177     3
181 - 240                                 318    17,629,798.89          3.11   10.101      648     98.10        240        237     3
301 - 360                               2,648   544,046,493.31         96.01    6.707      629     81.99        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Remaining Term to Maturity              Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
56 - 60                                    14      $110,074.85          0.02%  11.431%     604     95.00%        60         57     3
111 - 115                                   2        30,835.68          0.01   10.529      621     98.14        120        115     5
116 - 120                                  90       991,845.31          0.18   11.847      614     95.17        120        117     3
171 - 175                                   4       479,953.45          0.08    7.361      598     65.87        180        175     5
176 - 180                                  65     3,385,271.43          0.60    8.431      616     78.10        180        177     3
231 - 235                                   7       308,303.17          0.05   10.366      664    100.00        240        235     5
236 - 240                                 311    17,321,495.72          3.06   10.096      648     98.07        240        237     3
351 - 355                                  90    18,599,869.54          3.28    7.306      605     85.53        360        355     5
356 - 360                               2,558   525,446,623.77         92.72    6.686      630     81.86        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
W.A.: 351.7 months
Lowest: 56 months
Highest: 358 months

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Credit Score                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
801 - 850                                   5      $493,406.44          0.09%   6.390%     804     71.87%       352        349     3
751 - 800                                  71    17,320,726.18          3.06    5.790      768     83.62        357        355     3
701 - 750                                 237    48,796,930.05          8.61    6.232      722     85.32        354        351     3
651 - 700                                 647   124,205,213.73         21.92    6.413      673     84.17        355        352     3
601 - 650                               1,134   205,534,415.16         36.27    6.713      627     83.61        353        350     3
551 - 600                                 699   110,089,810.51         19.43    7.252      579     81.49        355        352     3
501 - 550                                 343    59,293,763.85         10.46    8.128      527     74.53        358        355     3
451 - 500                                   5       940,007.00          0.17    8.578      500     66.03        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Property Type                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Single Family                           2,538  $446,226,314.11         78.74%   6.810%     627     82.45%       354        351     3
2-4 Family                                361    79,236,814.22         13.98    6.972      639     82.62        357        354     3
Condominium                               242    41,211,144.59          7.27    6.819      643     82.55        355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Occupancy Status                        Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Owner Occupied                          2,778  $510,186,307.13         90.03%   6.791%     627     82.50%       354        351     3
Investor                                  334    50,420,678.95          8.90    7.238      655     82.50        358        355     3
Second Home                                29     6,067,286.84          1.07    7.009      620     80.17        358        355     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Documentation                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Full Documentation                      2,320  $406,626,589.93         71.76%   6.636%     628     83.10%       355        352     3
Stated                                    781   150,092,156.12         26.49    7.385      634     81.11        354        351     3
Easy                                       40     9,955,526.87          1.76    6.569      610     77.81        356        353     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Loan Purpose                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Purchase                                1,697  $288,818,974.66         50.97%   6.674%     649     84.58%       353        350     3
C/O Refi                                1,259   241,696,733.75         42.65    7.005      609     80.70        357        354     3
R/T Refi                                  177    35,060,527.30          6.19    6.927      607     77.53        354        351     3
Texas C/O Refi                              8     1,098,037.21          0.19    7.911      560     79.49        360        356     4
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Product Type                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2/28 ARM                                1,687  $326,854,307.30         57.68%   7.068%     615     82.45%       360        357     3
2/28 IO                                   485   131,764,432.42         23.25    5.583      662     82.01        360        357     3
30 YR FIXED                               409    71,511,239.59         12.62    7.239      628     79.99        360        357     3
20 YR FIXED                               318    17,629,798.89          3.11   10.101      648     98.10        240        237     3
3/27 ARM                                   44     7,741,339.38          1.37    6.662      632     81.13        360        357     3
3/27 IO                                    23     6,175,174.62          1.09    5.462      675     80.91        360        358     2
15 YR FIXED                                69     3,865,224.88          0.68    8.298      614     76.58        180        177     3
10 YR FIXED                                92     1,022,680.99          0.18   11.808      614     95.26        120        117     3
5 YR FIXED                                 14       110,074.85          0.02   11.431      604     95.00         60         57     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Lien Position                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1                                       2,619  $543,894,970.65         95.98%   6.684%     629     81.77%       359        356     3
2                                         522    22,779,302.27          4.02   10.388      651     99.31        253        250     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Not Insured                             3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Prepayment Penalty Term                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                         526   $91,523,382.27         16.15%   7.362%     620     82.72%       353        350     3
12                                        317    61,404,434.75         10.84    7.061      633     82.59        355        352     3
24                                      1,963   355,373,181.09         62.71    6.658      631     82.84        355        352     3
30                                          2       403,430.50          0.07    5.953      668     82.30        360        358     2
36                                        333    57,969,844.31         10.23    6.838      631     79.76        352        349     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
California                                883  $197,684,878.84         34.89%   6.331%     645     81.61%       354        351     3
New Jersey                                228    52,086,200.00          9.19    7.267      613     81.04        357        354     3
New York                                  223    51,881,372.24          9.16    7.069      623     81.44        355        352     3
Florida                                   331    44,496,544.34          7.85    7.332      612     83.25        356        353     3
Illinois                                  168    26,128,287.86          4.61    7.022      627     83.92        354        351     3
Massachusetts                             107    21,360,288.46          3.77    6.887      635     81.74        355        352     3
Maryland                                  108    19,571,819.54          3.45    6.992      612     81.94        358        355     3
Virginia                                   83    14,793,584.78          2.61    6.863      620     82.85        355        352     3
Minnesota                                  72    12,394,693.18          2.19    6.861      629     86.91        358        355     3
Georgia                                    82    11,551,200.58          2.04    7.300      622     83.76        353        351     3
Nevada                                     58    11,347,547.41          2.00    6.483      643     83.71        358        355     3
Colorado                                   61    10,429,124.06          1.84    6.435      636     83.83        356        354     3
Michigan                                   70     8,994,313.56          1.59    7.368      612     83.18        359        356     3
Washington                                 63     8,557,001.91          1.51    6.595      643     83.99        348        346     3
Connecticut                                60     8,053,201.95          1.42    7.573      608     83.28        349        346     3
Texas                                      67     7,800,792.06          1.38    7.383      612     82.77        353        350     3
Arizona                                    50     7,497,023.15          1.32    6.769      634     83.84        349        346     3
Hawaii                                     42     7,106,153.47          1.25    6.644      650     82.41        340        337     3
North Carolina                             65     6,579,929.41          1.16    7.444      619     84.59        352        349     3
Pennsylvania                               56     5,860,193.83          1.03    7.736      602     83.27        351        348     3
Utah                                       23     3,760,174.20          0.66    6.261      654     83.79        358        355     3
Wisconsin                                  27     3,232,872.92          0.57    7.390      607     87.24        358        355     3
Missouri                                   21     3,075,309.46          0.54    7.542      611     87.08        359        356     3
Oregon                                     23     2,623,937.10          0.46    7.013      619     81.87        345        342     3
Ohio                                       25     2,585,584.98          0.46    7.458      604     85.17        357        354     3
Rhode Island                               16     2,529,894.31          0.45    7.693      631     84.62        357        354     3
Indiana                                    16     2,184,933.34          0.39    7.175      607     87.64        359        356     3
Continued

....continued
                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Geographic Distribution                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Tennessee                                  20     1,957,947.40          0.35    7.999      585     85.28        357        355     3
New Hampshire                              12     1,832,714.28          0.32    6.828      623     82.87        355        352     3
South Carolina                             16     1,396,562.77          0.25    7.578      594     82.89        346        343     3
Idaho                                      19     1,275,153.84          0.23    7.413      615     86.29        344        341     3
Delaware                                    5     1,184,361.84          0.21    6.699      625     85.78        360        356     4
New Mexico                                 11     1,180,188.16          0.21    7.302      650     91.69        358        355     3
Oklahoma                                    7       845,948.34          0.15    7.970      598     91.59        360        356     4
Kansas                                      5       658,313.01          0.12    7.969      639     93.19        353        351     2
Maine                                       5       530,770.89          0.09    7.635      619     87.78        313        310     3
Vermont                                     3       361,796.98          0.06    7.943      614     78.46        348        345     3
West Virginia                               2       296,253.29          0.05    8.470      532     80.00        360        357     3
Montana                                     1       282,461.56          0.05    6.250      578     74.47        360        358     2
Iowa                                        2       219,485.61          0.04    6.963      565     82.41        360        356     4
Kentucky                                    2       178,754.73          0.03    6.995      597     82.81        360        357     3
Alaska                                      1       159,359.98          0.03    7.450      553     70.00        360        358     2
Nebraska                                    1        88,920.48          0.02    8.050      570     90.00        360        357     3
Arkansas                                    1        58,422.82          0.01    8.100      657     90.00        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Gross Margin                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                               5    $1,741,560.00          0.37%   3.999%     720     80.00%       360        357     3
5.001 - 5.500                              29     9,595,448.79          2.03    4.440      693     80.03        360        357     3
5.501 - 6.000                             107    32,026,436.64          6.78    4.868      688     80.13        360        357     3
6.001 - 6.500                             157    39,437,689.49          8.35    5.353      657     79.65        360        357     3
6.501 - 7.000                           1,941   389,734,118.80         82.48    6.965      620     82.80        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Initial Cap                             Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.000                                   2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Periodic Cap                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
1.500                                   2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Maximum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
10.501 - 11.000                             5    $1,741,560.00          0.37%   3.999%     720     80.00%       360        357     3
11.001 - 11.500                            25     8,415,448.79          1.78    4.424      690     80.04        360        357     3
11.501 - 12.000                           101    30,419,716.95          6.44    4.839      688     80.09        360        357     3
12.001 - 12.500                           157    39,870,193.72          8.44    5.320      657     79.62        360        357     3
12.501 - 13.000                           307    77,137,658.68         16.32    5.821      646     80.84        360        357     3
13.001 - 13.500                           339    77,693,308.38         16.44    6.305      631     82.87        360        357     3
13.501 - 14.000                           422    92,393,708.01         19.55    6.810      627     84.61        360        357     3
14.001 - 14.500                           248    46,951,578.43          9.94    7.292      623     85.91        360        357     3
14.501 - 15.000                           288    50,393,276.07         10.66    7.775      598     84.20        360        357     3
15.001 - 15.500                           147    20,628,728.01          4.37    8.269      582     82.97        360        357     3
15.501 - 16.000                            79    10,541,940.14          2.23    8.752      567     82.31        360        357     3
16.001 - 16.500                            49     6,129,482.20          1.30    9.310      551     71.72        360        357     3
16.501 - 17.000                            31     4,316,506.03          0.91    9.834      541     68.29        360        357     3
17.001 - 17.500                            18     2,899,392.82          0.61   10.246      546     66.95        360        357     3
17.501 - 18.000                            11     1,385,749.04          0.29   10.852      526     61.06        360        357     3
18.001 - 18.500                            10     1,420,255.70          0.30   11.238      526     61.03        360        357     3
18.501 - 19.000                             2       196,750.75          0.04   11.656      527     66.87        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Minimum Rate                            Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
3.501 - 4.000                               5    $1,741,560.00          0.37%   3.999%     720     80.00%       360        357     3
4.001 - 4.500                              25     8,415,448.79          1.78    4.424      690     80.04        360        357     3
4.501 - 5.000                             101    30,419,716.95          6.44    4.839      688     80.09        360        357     3
5.001 - 5.500                             157    39,870,193.72          8.44    5.320      657     79.62        360        357     3
5.501 - 6.000                             307    77,137,658.68         16.32    5.821      646     80.84        360        357     3
6.001 - 6.500                             339    77,693,308.38         16.44    6.305      631     82.87        360        357     3
6.501 - 7.000                             423    92,524,812.09         19.58    6.810      627     84.60        360        357     3
7.001 - 7.500                             247    46,820,474.35          9.91    7.293      623     85.92        360        357     3
7.501 - 8.000                             288    50,393,276.07         10.66    7.775      598     84.20        360        357     3
8.001 - 8.500                             147    20,628,728.01          4.37    8.269      582     82.97        360        357     3
8.501 - 9.000                              79    10,541,940.14          2.23    8.752      567     82.31        360        357     3
9.001 - 9.500                              49     6,129,482.20          1.30    9.310      551     71.72        360        357     3
9.501 - 10.000                             31     4,316,506.03          0.91    9.834      541     68.29        360        357     3
10.001 - 10.500                            18     2,899,392.82          0.61   10.246      546     66.95        360        357     3
10.501 - 11.000                            11     1,385,749.04          0.29   10.852      526     61.06        360        357     3
11.001 - 11.500                            10     1,420,255.70          0.30   11.238      526     61.03        360        357     3
11.501 - 12.000                             2       196,750.75          0.04   11.656      527     66.87        360        357     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
Next Rate Adjustment Date               Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
2006-01-01                                  2      $654,023.25          0.14%   8.844%     565     80.92%       360        353     7
2006-02-01                                 12     2,945,551.80          0.62    6.961      602     86.53        360        354     6
2006-03-01                                 55    10,535,128.20          2.23    7.248      600     85.07        360        355     5
2006-04-01                                149    29,943,595.48          6.34    6.797      623     82.23        360        356     4
2006-05-01                              1,400   299,688,408.63         63.42    6.607      630     82.51        360        357     3
2006-06-01                                554   114,852,032.36         24.31    6.614      631     81.52        360        358     2
2007-02-01                                  1       488,535.73          0.10    5.900      618     85.00        360        354     6
2007-03-01                                  2       250,747.23          0.05    8.110      650     76.08        360        355     5
2007-04-01                                  1       137,198.00          0.03    6.500      733     85.00        360        356     4
2007-05-01                                 20     4,323,896.19          0.92    6.095      637     79.85        360        357     3
2007-06-01                                 43     8,716,136.85          1.84    6.097      658     81.48        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  2,239  $472,535,253.72        100.00%   6.626%     629     82.29%       360        357     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
MI Coverage %                           Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0.00                                    3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

                                       Number                        Percent                        W.A.       W.A.       W.A.
                                           of        Aggregate      of Loans     W.A.     W.A.  Combined   Original  Remaining  W.A.
                                     Mortgage        Principal  by Principal    Gross   Credit  Original    Term to    Term to  Loan
IO Term                                 Loans          Balance       Balance   Coupon    Score       LTV   Maturity   Maturity   Age
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
0                                       2,633  $428,734,665.88         75.66%   7.237%     619     82.64%       353        350     3
24                                        485   131,764,432.42         23.25    5.583      662     82.01        360        357     3
36                                         23     6,175,174.62          1.09    5.462      675     80.91        360        358     2
-----------------------------------  --------  ---------------  ------------   ------   ------  --------   --------  ---------  ----
Total:                                  3,141  $566,674,272.92        100.00%   6.833%     630     82.48%       355        352     3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

Global Structured Finance                                          4,531 records
                                                            Balance: 873,232,356

                             Hypothetical Total Pool

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                          14     $2,015,093           0.23%    $144,697     806      79.01%
780 - 799                                                          55     11,056,091           1.27      208,042     787      83.44
760 - 779                                                          96     19,104,411           2.19      201,236     769      81.32
740 - 759                                                         140     29,239,533           3.35      209,721     750      81.45
720 - 739                                                         231     47,516,353           5.44      206,520     729      84.30
700 - 719                                                         264     58,122,140           6.66      221,355     709      82.15
680 - 699                                                         411     86,232,864           9.88      210,682     689      82.11
660 - 679                                                         515    105,461,448          12.08      205,532     669      83.77
640 - 659                                                         648    127,535,212          14.60      197,580     649      82.51
620 - 639                                                         776    149,946,642          17.17      193,884     629      82.25
600 - 619                                                         349     68,713,979           7.87      197,364     610      79.08
580 - 599                                                         373     58,445,672           6.69      157,008     589      78.58
560 - 579                                                         209     34,247,664           3.92      164,270     570      79.87
540 - 559                                                         184     29,035,066           3.33      158,187     550      78.00
520 - 539                                                         151     25,935,461           2.97      172,131     530      74.81
500 - 519                                                         115     20,624,726           2.36      179,676     510      72.34
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 648
Lowest: 500
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                          1,062   $227,496,419          26.05%    $216,035     683      85.68%
0.01 - 5.00                                                         2        378,752           0.04      190,050     659      96.43
5.01 - 10.00                                                       13      2,773,128           0.32      214,173     622      78.91
10.01 - 15.00                                                      31      5,876,671           0.67      190,182     652      80.60
15.01 - 20.00                                                      62     12,440,263           1.42      201,296     636      78.38
20.01 - 25.00                                                     126     21,100,711           2.42      168,107     640      79.49
25.01 - 30.00                                                     202     34,495,423           3.95      171,307     629      79.56
30.01 - 35.00                                                     358     66,540,052           7.62      186,369     632      79.08
35.01 - 40.00                                                     539     95,724,790          10.96      178,036     639      79.25
40.01 - 45.00                                                     726    137,565,064          15.75      189,935     646      80.74
45.01 - 50.00                                                   1,107    211,418,882          24.21      191,367     637      80.04
50.01 - 55.00                                                     294     55,424,518           6.35      189,031     609      79.24
55.01 - 60.00                                                       9      1,997,683           0.23      222,904     586      69.90
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 60

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less             9,666,679.00    26,851.89     4,425.00      50,000.00
50,001 - 100,000          58,479,897.73    77,973.20    50,040.00     100,000.00
100,001 - 150,000        110,983,009.90   124,700.01   100,320.00     150,000.00
150,001 - 200,000        132,211,755.00   173,962.84   150,010.00     200,000.00
200,001 - 250,000        121,416,548.43   223,603.22   200,600.00     250,000.00
250,001 - 300,000        111,356,277.00   273,602.65   250,200.00     300,000.00
300,001 - 350,000         96,206,450.00   323,927.44   300,600.00     350,000.00
350,001 - 400,000         77,449,799.50   374,153.62   350,100.00     400,000.00
400,001 - 450,000         52,209,242.00   424,465.38   400,500.00     450,000.00
450,001 - 500,000         48,925,407.00   484,409.97   452,000.00     500,000.00
500,001 - 550,000         13,717,134.00   527,582.08   505,600.00     550,000.00
550,001 - 600,000         15,602,676.00   577,876.89   553,500.00     600,000.00
600,001 or greater        28,528,846.00   713,221.15   603,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   876,753,721.56   193,501.15     4,425.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $876,753,721.56
Average: $193,501.15
Lowest: $4,425.00
Highest: $1,000,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.001 - 3.500                                                       7     $1,863,038           0.21%    $268,014     710      76.52%
3.501 - 4.000                                                      66     14,851,199           1.70      226,383     703      73.98
4.001 - 4.500                                                     194     46,691,690           5.35      241,948     689      79.96
4.501 - 5.000                                                     388     96,392,891          11.04      249,662     685      83.43
5.001 - 5.500                                                     411     98,503,226          11.28      241,008     670      82.83
5.501 - 6.000                                                     600    144,256,037          16.52      241,792     661      82.38
6.001 - 6.500                                                     644    142,240,012          16.29      221,608     650      84.38
6.501 - 7.000                                                     602    128,913,199          14.76      214,767     637      84.76
7.001 - 7.500                                                     286     54,312,949           6.22      190,347     624      85.50
7.501 - 8.000                                                     359     61,711,439           7.07      172,291     601      83.65
8.001 - 8.500                                                     214     28,556,704           3.27      133,726     592      79.81
8.501 - 9.000                                                     164     18,382,001           2.11      112,349     590      71.80
9.001 - 9.500                                                     106     10,063,279           1.15       95,179     578      61.60
9.501 - 10.000                                                     94      7,971,027           0.91       84,984     589      49.14
10.001 - 10.500                                                    32      3,427,800           0.39      107,316     561      59.55
10.501 - 11.000                                                   104      5,378,577           0.62       51,869     606      30.62
11.001 - 11.500                                                    67      3,828,725           0.44       57,292     587      35.57
11.501 - 12.000                                                   125      3,872,158           0.44       31,112     610      19.25
12.001 - 12.500                                                    37      1,041,685           0.12       28,280     618      23.87
12.501 - 13.000                                                    25        838,039           0.10       33,719     626      18.12
13.001 - 13.500                                                     5         96,378           0.01       19,396     622      17.23
13.501 - 14.000                                                     1         40,303           0.00       40,400     623      20.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.325%
Lowest: 3.250%
Highest: 13.775%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.1 - 5.0                                                         123     $1,456,835           0.17%     $11,980     617       4.95%
5.1 - 10.0                                                         22        431,866           0.05       19,767     630       9.21
10.1 - 15.0                                                         8        388,333           0.04       48,794     692      14.76
15.1 - 20.0                                                       370     20,998,127           2.40       56,953     655      19.75
20.1 - 25.0                                                         5        280,490           0.03       56,256     591      22.09
25.1 - 30.0                                                         3        216,560           0.02       72,333     642      27.94
30.1 - 35.0                                                        13      1,520,849           0.17      117,518     687      33.45
35.1 - 40.0                                                        12      2,574,951           0.29      215,717     630      36.85
40.1 - 45.0                                                        19      4,725,961           0.54      249,763     654      42.40
45.1 - 50.0                                                        21      4,015,669           0.46      191,857     623      47.51
50.1 - 55.0                                                        34      5,234,860           0.60      154,456     617      53.42
55.1 - 60.0                                                        58     10,927,618           1.25      189,186     626      57.96
60.1 - 65.0                                                       115     24,578,201           2.81      214,440     615      63.55
65.1 - 70.0                                                       186     39,045,195           4.47      210,693     625      68.87
70.1 - 75.0                                                       209     43,425,719           4.97      209,735     619      73.81
75.1 - 80.0                                                     1,255    276,428,018          31.66      220,825     647      79.73
80.1 - 85.0                                                       315     66,502,679           7.62      212,204     629      84.30
85.1 - 90.0                                                     1,099    236,496,833          27.08      216,109     653      89.67
90.1 - 95.0                                                       516    104,943,342          12.02      204,450     680      94.64
95.1 - 100.0                                                      148     29,040,249           3.33      196,659     668      99.63
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 81.34%
Lowest: 3.92%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                      1,139   $278,994,610          31.95%    $245,652     657      78.43%
Florida                                                           440     65,279,129           7.48      148,871     636      81.92
New York                                                          262     62,734,626           7.18      240,204     631      79.90
New Jersey                                                        262     61,927,413           7.09      237,063     624      81.34
Massachussetts                                                    164     38,813,568           4.44      237,541     652      83.06
Illinois                                                          224     38,012,719           4.35      170,329     640      83.61
Minnesota                                                         149     28,462,347           3.26      191,852     663      86.49
Colorado                                                          136     26,946,815           3.09      199,229     669      83.43
Maryland                                                          142     26,651,025           3.05      188,272     630      80.76
Virginia                                                          126     25,643,151           2.94      204,262     647      81.32
Other                                                           1,487    219,766,953          25.17      148,719     652      83.72
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                        2,484   $448,688,252          51.38%    $181,412     666      82.53%
C/O Refi                                                        1,727    358,487,789          41.05      208,344     628      80.36
R/T Refi                                                          312     64,958,278           7.44      209,026     641      78.52
Texas C/O Refi                                                      8      1,098,037           0.13      137,605     560      79.49
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                            2,320   $406,626,590          46.57%    $175,592     628      79.97%
Stated                                                            781    150,092,156          17.19      192,630     634      77.36
No Doc                                                            519    105,457,943          12.08      204,644     694      85.40
No Ratio w nonverified assets                                     430     96,675,205          11.07      226,506     673      86.58
Stated w nonverified assets                                       276     65,691,280           7.52      239,417     676      84.50
Stated w verified assets                                           97     24,151,052           2.77      250,463     692      81.32
No Ratio w verified assets                                         68     14,582,602           1.67      220,220     686      84.72
Easy                                                               40      9,955,527           1.14      249,496     610      77.36
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  3,841   $759,008,110          86.92%    $198,382     644      81.23%
Investor                                                          622    100,732,945          11.54      162,729     679      82.14
Second Home                                                        68     13,491,300           1.54      199,295     647      81.41
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   3,683   $701,068,810          80.28%    $191,152     646      81.23%
2-4 Family                                                        466    107,007,107          12.25      230,402     652      81.57
Condominium                                                       242     41,211,145           4.72      170,606     643      79.36
Low Rise Condo                                                    121     20,810,344           2.38      173,007     695      86.61
High Rise Condo                                                    11      2,151,381           0.25      196,674     683      88.02
MF Housing                                                          8        983,568           0.11      123,659     661      87.70
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                               1,162   $243,469,576          27.88%    $210,908     660      82.88%
12                                                                317     61,404,435           7.03      194,110     633      80.15
24                                                              2,549    475,893,931          54.50      187,253     644      81.13
30                                                                  2        403,431           0.05      202,125     668      82.30
36                                                                501     92,060,984          10.54      184,495     652      79.12
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          4,531   $873,232,356         100.00%    $193,501     648      81.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 24.6 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                      75.82%
PMI Mortgage Insurance Corp.     13.72
Amerin Guarantee                 10.46
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.01 - 2.00                                                        30     $7,270,263           0.93%    $244,095     719      73.17%
2.01 - 3.00                                                       686    158,180,809          20.30      232,655     685      81.02
3.01 - 4.00                                                       660    138,656,292          17.80      211,469     678      90.53
4.01 - 5.00                                                        19      4,192,279           0.54      221,301     694      87.14
5.01 - 6.00                                                       136     41,621,885           5.34      306,098     689      80.11
6.01 - 7.00                                                     2,098    429,171,808          55.09      204,950     623      82.51
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.287%
Lowest: 1.750%
Highest: 6.990%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                            1,390   $306,558,083          39.35%    $222,271     683      85.23%
1.50                                                            2,239    472,535,254          60.65      211,414     629      82.29
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.303%
Lowest: 1.000%
Highest: 1.500%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                       68    $14,972,677           1.92%    $221,703     702      73.60%
10.01 - 11.00                                                     461    105,990,975          13.60      231,467     686      83.08
11.01 - 12.00                                                     633    154,300,354          19.81      245,619     682      84.12
12.01 - 13.00                                                     808    186,434,130          23.93      231,419     661      84.08
13.01 - 14.00                                                     774    172,392,776          22.13      223,223     630      83.92
14.01 - 15.00                                                     536     97,344,855          12.49      182,005     610      85.03
15.01 - 16.00                                                     227     31,239,516           4.01      137,873     577      82.76
16.01 - 17.00                                                      80     10,445,988           1.34      130,780     547      70.31
17.01 - 18.00                                                      30      4,355,059           0.56      145,346     542      65.52
18.01 - 19.00                                                      12      1,617,006           0.21      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 12.745%
Lowest: 9.250%
Highest: 18.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                        73    $16,714,237           2.15%    $230,375     704      74.26%
4.01 - 5.00                                                       582    143,084,581          18.37      247,091     686      82.30
5.01 - 6.00                                                       971    232,473,041          29.84      240,786     665      82.93
6.01 - 7.00                                                     1,106    239,644,398          30.76      217,361     644      85.67
7.01 - 8.00                                                       548     99,519,510          12.77      182,019     612      85.18
8.01 - 9.00                                                       226     31,170,668           4.00      138,173     577      82.74
9.01 - 10.00                                                       81     10,514,836           1.35      130,032     548      70.44
10.01 - 11.00                                                      29      4,285,142           0.55      147,934     540      65.04
11.01 - 12.00                                                      13      1,686,923           0.22      129,914     533      63.12
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.138%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.01%     $70,200     732      90.00%
13 - 18                                                           397     87,341,532          11.21      222,113     675      87.43
19 - 24                                                         2,762    590,889,327          75.84      214,551     641      83.23
25 - 30                                                           118     26,541,792           3.41      226,566     686      80.77
31 - 36                                                           351     74,251,837           9.53      212,935     685      81.42
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.8 months
Lowest: 9 months
Highest: 34 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities                             LLC FOR INTERNAL USE ONLY

Global Structured Finance                                          3,629 records
                                                            Balance: 779,093,336

                             Hypothetical Total Pool
                                       ARM


                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                          11     $1,785,630           0.23%    $163,251     806      82.69%
780 - 799                                                          50      9,883,694           1.27      205,327     787      83.40
760 - 779                                                          92     18,791,082           2.41      206,572     769      82.23
740 - 759                                                         123     27,128,840           3.48      221,468     750      83.44
720 - 739                                                         209     45,207,974           5.80      217,177     729      85.81
700 - 719                                                         226     53,573,786           6.88      238,381     709      84.10
680 - 699                                                         343     77,740,737           9.98      227,613     689      84.35
660 - 679                                                         444     98,869,253          12.69      223,500     669      85.37
640 - 659                                                         516    114,678,413          14.72      223,133     649      84.86
620 - 639                                                         600    133,030,674          17.08      222,479     629      84.94
600 - 619                                                         257     57,537,000           7.39      224,359     610      82.22
580 - 599                                                         248     47,655,203           6.12      192,498     589      82.55
560 - 579                                                         136     27,277,306           3.50      201,039     570      80.71
540 - 559                                                         140     24,599,820           3.16      176,116     550      78.10
520 - 539                                                         129     22,014,002           2.83      171,010     529      74.14
500 - 519                                                         105     19,319,923           2.48      184,337     510      72.28
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 650
Lowest: 500
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                          1,062   $227,496,419          29.20%    $216,035     683      85.68%
0.01 - 5.00                                                         1         90,100           0.01       90,100     675      85.00
5.01 - 10.00                                                       10      2,285,315           0.29      229,350     624      80.39
10.01 - 15.00                                                      23      4,566,952           0.59      199,202     655      81.91
15.01 - 20.00                                                      46     10,127,927           1.30      220,905     633      79.81
20.01 - 25.00                                                      95     17,728,448           2.28      187,306     644      82.30
25.01 - 30.00                                                     156     29,336,409           3.77      188,636     632      81.62
30.01 - 35.00                                                     272     55,538,919           7.13      204,723     633      80.93
35.01 - 40.00                                                     395     81,485,300          10.46      206,780     640      81.83
40.01 - 45.00                                                     535    119,607,749          15.35      224,073     648      83.96
45.01 - 50.00                                                     805    184,622,725          23.70      229,770     637      83.39
50.01 - 55.00                                                     222     44,381,128           5.70      200,432     603      80.24
55.01 - 60.00                                                       7      1,825,946           0.23      262,000     585      71.18
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 60

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less               674,952.00    35,523.79    18,000.00      50,000.00
50,001 - 100,000          40,625,295.75    80,605.75    50,040.00     100,000.00
100,001 - 150,000         97,536,674.90   125,047.02   100,320.00     150,000.00
150,001 - 200,000        121,935,065.00   173,696.67   150,010.00     200,000.00
200,001 - 250,000        109,517,156.43   223,961.47   200,600.00     250,000.00
250,001 - 300,000        101,707,895.00   273,408.32   250,200.00     300,000.00
300,001 - 350,000         88,439,399.00   323,953.84   300,600.00     350,000.00
350,001 - 400,000         70,304,677.00   373,961.05   350,100.00     400,000.00
400,001 - 450,000         49,636,262.00   424,241.56   400,500.00     450,000.00
450,001 - 500,000         46,006,107.00   484,274.81   452,000.00     500,000.00
500,001 - 550,000         13,170,634.00   526,825.36   505,600.00     550,000.00
550,001 - 600,000         15,602,676.00   577,876.89   553,500.00     600,000.00
600,001 or greater        27,156,846.00   714,653.84   603,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   782,313,640.08   215,572.79    18,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $782,313,640.08
Average: $215,572.79
Lowest: $18,000.00
Highest: $1,000,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.001 - 3.500                                                       7     $1,863,038           0.24%    $268,014     710      76.52%
3.501 - 4.000                                                      66     14,851,199           1.91      226,383     703      73.98
4.001 - 4.500                                                     194     46,691,690           5.99      241,948     689      79.96
4.501 - 5.000                                                     388     96,392,891          12.37      249,662     685      83.43
5.001 - 5.500                                                     411     98,503,226          12.64      241,008     670      82.83
5.501 - 6.000                                                     560    133,969,815          17.20      240,624     661      83.01
6.001 - 6.500                                                     572    125,061,260          16.05      219,387     650      85.41
6.501 - 7.000                                                     534    114,583,138          14.71      215,189     637      85.97
7.001 - 7.500                                                     258     48,691,659           6.25      189,167     625      86.17
7.501 - 8.000                                                     290     50,827,851           6.52      175,660     599      84.23
8.001 - 8.500                                                     147     20,628,728           2.65      140,594     582      82.97
8.501 - 9.000                                                      79     10,541,940           1.35      133,667     567      82.31
9.001 - 9.500                                                      50      6,198,330           0.80      124,207     553      71.93
9.501 - 10.000                                                     31      4,316,506           0.55      139,427     541      68.29
10.001 - 10.500                                                    18      2,899,393           0.37      161,279     546      66.95
10.501 - 11.000                                                    11      1,385,749           0.18      126,095     526      61.06
11.001 - 11.500                                                    11      1,490,173           0.19      135,632     534      62.63
11.501 - 12.000                                                     2        196,751           0.03       98,468     527      66.87
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.138%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.1 - 15.0                                                         1        $19,834           0.00%     $20,000     775      10.31%
15.1 - 20.0                                                         2        557,129           0.07      280,000     695      15.12
20.1 - 25.0                                                         1         99,743           0.01      100,000     575      24.10
25.1 - 30.0                                                         1         59,919           0.01       60,000     504      25.53
30.1 - 35.0                                                        11      1,163,030           0.15      106,230     697      33.22
35.1 - 40.0                                                         7      1,981,204           0.25      284,514     622      36.53
40.1 - 45.0                                                        14      3,574,102           0.46      256,464     668      42.45
45.1 - 50.0                                                        17      3,066,461           0.39      181,059     617      47.29
50.1 - 55.0                                                        27      4,238,393           0.54      157,504     617      53.30
55.1 - 60.0                                                        48      9,292,001           1.19      194,392     631      57.99
60.1 - 65.0                                                        91     20,017,400           2.57      220,700     613      63.61
65.1 - 70.0                                                       159     34,254,163           4.40      216,272     625      68.96
70.1 - 75.0                                                       174     36,148,264           4.64      209,948     621      73.80
75.1 - 80.0                                                     1,160    257,154,577          33.01      222,249     650      79.75
80.1 - 85.0                                                       256     57,192,027           7.34      224,627     630      84.29
85.1 - 90.0                                                     1,009    219,739,584          28.20      218,734     654      89.68
90.1 - 95.0                                                       511    103,505,004          13.29      203,628     681      94.64
95.1 - 100.0                                                      140     27,030,503           3.47      193,500     666      99.60
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 83.44%
Lowest: 10.31%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        867   $249,671,292          32.05%    $288,790     657      81.57%
Florida                                                           341     56,692,252           7.28      166,840     640      83.50
New Jersey                                                        214     54,021,647           6.93      253,167     625      82.38
New York                                                          179     48,466,581           6.22      271,645     629      82.18
Massachussetts                                                    135     36,555,317           4.69      271,793     655      85.37
Illinois                                                          193     35,419,442           4.55      184,197     641      84.63
Minnesota                                                         142     27,812,192           3.57      196,714     664      87.00
Colorado                                                          123     25,899,287           3.32      211,744     670      84.32
Virginia                                                           98     22,876,934           2.94      234,316     650      82.67
Maryland                                                          111     22,490,696           2.89      203,277     630      82.22
Other                                                           1,226    199,187,698          25.57      163,533     655      85.43
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                        1,960   $412,989,914          53.01%    $211,637     667      85.45%
C/O Refi                                                        1,413    310,920,208          39.91      220,874     629      81.34
R/T Refi                                                          249     54,184,958           6.95      218,510     644      80.31
Texas C/O Refi                                                      7        998,257           0.13      142,977     559      79.44
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                            1,617   $333,170,161          42.76%    $206,359     628      83.14%
Stated                                                            590    130,462,255          16.75      221,617     633      80.43
No Doc                                                            519    105,457,943          13.54      204,644     694      85.40
No Ratio w nonverified assets                                     430     96,675,205          12.41      226,506     673      86.58
Stated w nonverified assets                                       276     65,691,280           8.43      239,417     676      84.50
Stated w verified assets                                           97     24,151,052           3.10      250,463     692      81.32
No Ratio w verified assets                                         68     14,582,602           1.87      220,220     686      84.72
Easy                                                               32      8,902,838           1.14      278,760     603      77.73
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  3,023   $674,987,704          86.64%    $224,179     646      83.56%
Investor                                                          547     92,853,104          11.92      170,592     680      82.81
Second Home                                                        59     11,252,528           1.44      191,650     645      81.56
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   2,947   $628,037,550          80.61%    $214,031     649      83.42%
2-4 Family                                                        362     91,250,219          11.71      252,929     653      83.21
Condominium                                                       180     35,860,274           4.60      199,537     642      82.28
Low Rise Condo                                                    121     20,810,344           2.67      173,007     695      86.61
High Rise Condo                                                    11      2,151,381           0.28      196,674     683      88.02
MF Housing                                                          8        983,568           0.13      123,659     661      87.70
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 991   $229,559,267          29.46%    $233,210     662      84.22%
12                                                                231     49,337,419           6.33      213,997     629      83.07
24                                                              2,165    450,855,181          57.87      208,860     644      83.29
30                                                                  2        403,431           0.05      202,125     668      82.30
36                                                                240     48,938,040           6.28      204,929     674      81.64
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 24.0 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                      72.90%
PMI Mortgage Insurance Corp.     15.38
Amerin Guarantee                 11.72
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.01 - 2.00                                                        30     $7,270,263           0.93%    $244,095     719      73.17%
2.01 - 3.00                                                       686    158,180,809          20.30      232,655     685      81.02
3.01 - 4.00                                                       660    138,656,292          17.80      211,469     678      90.53
4.01 - 5.00                                                        19      4,192,279           0.54      221,301     694      87.14
5.01 - 6.00                                                       136     41,621,885           5.34      306,098     689      80.11
6.01 - 7.00                                                     2,098    429,171,808          55.09      204,950     623      82.51
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.287%
Lowest: 1.750%
Highest: 6.990%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                            1,390   $306,558,083          39.35%    $222,271     683      85.23%
1.50                                                            2,239    472,535,254          60.65      211,414     629      82.29
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.303%
Lowest: 1.000%
Highest: 1.500%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                       68    $14,972,677           1.92%    $221,703     702      73.60%
10.01 - 11.00                                                     461    105,990,975          13.60      231,467     686      83.08
11.01 - 12.00                                                     633    154,300,354          19.81      245,619     682      84.12
12.01 - 13.00                                                     808    186,434,130          23.93      231,419     661      84.08
13.01 - 14.00                                                     774    172,392,776          22.13      223,223     630      83.92
14.01 - 15.00                                                     536     97,344,855          12.49      182,005     610      85.03
15.01 - 16.00                                                     227     31,239,516           4.01      137,873     577      82.76
16.01 - 17.00                                                      80     10,445,988           1.34      130,780     547      70.31
17.01 - 18.00                                                      30      4,355,059           0.56      145,346     542      65.52
18.01 - 19.00                                                      12      1,617,006           0.21      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 12.745%
Lowest: 9.250%
Highest: 18.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                        73    $16,714,237           2.15%    $230,375     704      74.26%
4.01 - 5.00                                                       582    143,084,581          18.37      247,091     686      82.30
5.01 - 6.00                                                       971    232,473,041          29.84      240,786     665      82.93
6.01 - 7.00                                                     1,106    239,644,398          30.76      217,361     644      85.67
7.01 - 8.00                                                       548     99,519,510          12.77      182,019     612      85.18
8.01 - 9.00                                                       226     31,170,668           4.00      138,173     577      82.74
9.01 - 10.00                                                       81     10,514,836           1.35      130,032     548      70.44
10.01 - 11.00                                                      29      4,285,142           0.55      147,934     540      65.04
11.01 - 12.00                                                      13      1,686,923           0.22      129,914     533      63.12
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.138%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.01%     $70,200     732      90.00%
13 - 18                                                           397     87,341,532          11.21      222,113     675      87.43
19 - 24                                                         2,762    590,889,327          75.84      214,551     641      83.23
25 - 30                                                           118     26,541,792           3.41      226,566     686      80.77
31 - 36                                                           351     74,251,837           9.53      212,935     685      81.42
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,629   $779,093,336         100.00%    $215,573     650      83.44%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.8 months
Lowest: 9 months
Highest: 34 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                            902 records
                                                             Balance: 94,139,019

                             Hypothetical Total Pool

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           3       $229,463           0.24%     $76,667     806      50.38%
780 - 799                                                           5      1,172,397           1.25      235,200     785      83.80
760 - 779                                                           4        313,329           0.33       78,500     769      26.67
740 - 759                                                          17      2,110,693           2.24      124,726     748      55.83
720 - 739                                                          22      2,308,379           2.45      105,284     729      54.62
700 - 719                                                          38      4,548,354           4.83      120,092     710      59.21
680 - 699                                                          68      8,492,127           9.02      125,284     687      61.58
660 - 679                                                          71      6,592,195           7.00       93,165     667      59.77
640 - 659                                                         132     12,856,799          13.66       97,691     650      61.52
620 - 639                                                         176     16,915,968          17.97       96,400     630      61.10
600 - 619                                                          92     11,176,979          11.87      121,953     611      62.90
580 - 599                                                         125     10,790,469          11.46       86,597     589      61.07
560 - 579                                                          73      6,970,358           7.40       95,769     570      76.56
540 - 559                                                          44      4,435,246           4.71      101,141     550      77.46
520 - 539                                                          22      3,921,458           4.17      178,700     532      78.58
500 - 519                                                          10      1,304,803           1.39      130,730     510      73.21
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 631
Lowest: 502
Highest: 808

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.01 - 5.00                                                         1       $288,652           0.31%    $290,000     654     100.00%
5.01 - 10.00                                                        3        487,812           0.52      163,583     616      71.99
10.01 - 15.00                                                       8      1,309,719           1.39      164,251     640      76.02
15.01 - 20.00                                                      16      2,312,336           2.46      144,918     650      72.11
20.01 - 25.00                                                      31      3,372,264           3.58      109,274     618      64.72
25.01 - 30.00                                                      46      5,159,014           5.48      112,542     613      67.82
30.01 - 35.00                                                      86     11,001,133          11.69      128,319     624      69.72
35.01 - 40.00                                                     144     14,239,490          15.13       99,190     634      64.49
40.01 - 45.00                                                     191     17,957,316          19.08       94,314     634      59.33
45.01 - 50.00                                                     302     26,796,156          28.46       89,000     633      56.97
50.01 - 55.00                                                      72     11,043,390          11.73      153,877     634      75.19
55.01 - 60.00                                                       2        171,737           0.18       86,070     600      56.28
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 57

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less             8,991,727.00    26,368.70     4,425.00      50,000.00
50,001 - 100,000          17,854,601.98    72,579.68    50,150.00     100,000.00
100,001 - 150,000         13,446,335.00   122,239.41   100,750.00     150,000.00
150,001 - 200,000         10,276,690.00   177,184.31   153,000.00     200,000.00
200,001 - 250,000         11,899,392.00   220,359.11   200,700.00     250,000.00
250,001 - 300,000          9,648,382.00   275,668.06   250,250.00     300,000.00
300,001 - 350,000          7,767,051.00   323,627.13   301,500.00     345,000.00
350,001 - 400,000          7,145,122.50   376,059.08   351,000.00     400,000.00
400,001 - 450,000          2,572,980.00   428,830.00   420,730.00     441,750.00
450,001 - 500,000          2,919,300.00   486,550.00   466,000.00     500,000.00
500,001 - 550,000            546,500.00   546,500.00   546,500.00     546,500.00
600,001 or greater         1,372,000.00   686,000.00   620,000.00     752,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                    94,440,081.48   104,700.76     4,425.00     752,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $94,440,081.48
Average: $104,700.76
Lowest: $4,425.00
Highest: $752,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
5.501 - 6.000                                                      40    $10,286,223          10.93%    $258,155     657      74.18%
6.001 - 6.500                                                      72     17,178,752          18.25      239,249     647      76.87
6.501 - 7.000                                                      68     14,330,061          15.22      211,452     634      75.07
7.001 - 7.500                                                      28      5,621,290           5.97      201,219     616      79.73
7.501 - 8.000                                                      69     10,883,588          11.56      158,129     612      80.91
8.001 - 8.500                                                      67      7,927,976           8.42      118,656     617      71.59
8.501 - 9.000                                                      85      7,840,060           8.33       92,535     623      57.66
9.001 - 9.500                                                      56      3,864,949           4.11       69,261     617      45.05
9.501 - 10.000                                                     63      3,654,521           3.88       58,195     646      26.51
10.001 - 10.500                                                    14        528,407           0.56       37,935     642      18.94
10.501 - 11.000                                                    93      3,992,828           4.24       43,090     633      20.06
11.001 - 11.500                                                    56      2,338,552           2.48       41,904     621      18.33
11.501 - 12.000                                                   123      3,675,407           3.90       30,017     615      16.70
12.001 - 12.500                                                    37      1,041,685           1.11       28,280     618      23.87
12.501 - 13.000                                                    25        838,039           0.89       33,719     626      18.12
13.001 - 13.500                                                     5         96,378           0.10       19,396     622      17.23
13.501 - 14.000                                                     1         40,303           0.04       40,400     623      20.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 7.873%
Lowest: 5.750%
Highest: 13.775%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.1 - 5.0                                                         123     $1,456,835           1.55%     $11,980     617       4.95%
5.1 - 10.0                                                         22        431,866           0.46       19,767     630       9.21
10.1 - 15.0                                                         7        368,499           0.39       52,907     688      15.00
15.1 - 20.0                                                       368     20,440,999          21.71       55,741     654      19.87
20.1 - 25.0                                                         4        180,747           0.19       45,320     600      20.98
25.1 - 30.0                                                         2        156,641           0.17       78,500     694      28.86
30.1 - 35.0                                                         2        357,819           0.38      179,600     653      34.21
35.1 - 40.0                                                         5        593,747           0.63      119,400     656      37.93
40.1 - 45.0                                                         5      1,151,858           1.22      231,000     611      42.26
45.1 - 50.0                                                         4        949,208           1.01      237,750     645      48.19
50.1 - 55.0                                                         7        996,467           1.06      142,700     618      53.92
55.1 - 60.0                                                        10      1,635,617           1.74      164,200     601      57.82
60.1 - 65.0                                                        24      4,560,802           4.84      190,702     624      63.27
65.1 - 70.0                                                        27      4,791,032           5.09      177,836     626      68.29
70.1 - 75.0                                                        35      7,277,455           7.73      208,680     610      73.89
75.1 - 80.0                                                        95     19,273,441          20.47      203,426     617      79.39
80.1 - 85.0                                                        59      9,310,653           9.89      158,300     619      84.38
85.1 - 90.0                                                        90     16,757,250          17.80      186,689     634      89.58
90.1 - 95.0                                                         5      1,438,338           1.53      288,495     641      94.32
95.1 - 100.0                                                        8      2,009,746           2.13      251,938     697     100.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 63.90%
Lowest: 3.92%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        272    $29,323,318          31.15%    $108,151     648      51.71%
New York                                                           83     14,268,045          15.16      172,399     640      72.15
Florida                                                            99      8,586,877           9.12       86,976     607      71.54
New Jersey                                                         48      7,905,766           8.40      165,266     618      74.25
Maryland                                                           31      4,160,329           4.42      134,544     630      72.87
Hawaii                                                             27      3,668,375           3.90      136,389     643      65.62
Virginia                                                           28      2,766,216           2.94       99,072     621      70.16
Illinois                                                           31      2,593,277           2.75       83,992     628      69.72
Massachussetts                                                     29      2,258,252           2.40       78,089     601      45.73
Georgia                                                            28      2,004,053           2.13       71,782     612      60.47
Other                                                             226     16,604,512          17.64       73,738     619      67.78
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
C/O Refi                                                          314    $47,567,581          50.53%    $151,959     618      74.00%
Purchase                                                          524     35,698,338          37.92       68,355     650      48.71
R/T Refi                                                           63     10,773,320          11.44      171,540     626      69.48
Texas C/O Refi                                                      1         99,780           0.11      100,000     573      80.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                              703    $73,456,429          78.03%    $104,823     628      65.60%
Stated                                                            191     19,629,901          20.85      103,088     641      56.98
Easy                                                                8      1,052,689           1.12      132,441     671      74.27
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                    818    $84,020,406          89.25%    $103,046     628      62.49%
Investor                                                           75      7,879,841           8.37      105,385     660      74.22
Second Home                                                         9      2,238,772           2.38      249,411     656      80.64
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                     736    $73,031,260          77.58%     $99,542     627      62.45%
2-4 Family                                                        104     15,756,888          16.74      151,991     646      72.04
Condominium                                                        62      5,350,871           5.68       86,610     650      59.77
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 171    $13,910,309          14.78%     $81,664     619      60.74%
12                                                                 86     12,067,016          12.82      140,692     646      68.19
24                                                                384     25,038,750          26.60       65,434     640      42.31
36                                                                261     43,122,944          45.81      165,706     626      76.26
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      63.90%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 28.6 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                     100.00%
----------------------------   -------
Total:                          100.00%

Gross Margin (ARMs)

Initial Cap (ARMs)

Periodic Cap (ARMs)

Maximum Rate (ARMs)

Minimum Rate (ARMs)

Next Rate Adjustment Date (ARMs)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                          3,808 records
                                                            Balance: 619,265,163

                          Hypothetical Conforming Group

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                          14     $2,015,093           0.33%    $144,697     806      79.01%
780 - 799                                                          48      7,849,586           1.27      171,439     788      83.59
760 - 779                                                          82     13,052,085           2.11      161,487     769      82.55
740 - 759                                                         115     20,422,382           3.30      178,367     750      83.01
720 - 739                                                         195     35,236,717           5.69      181,480     729      85.45
700 - 719                                                         198     33,917,079           5.48      172,320     710      83.83
680 - 699                                                         328     53,980,283           8.72      165,258     689      83.85
660 - 679                                                         427     72,804,718          11.76      171,134     669      84.85
640 - 659                                                         548     91,962,182          14.85      168,477     649      83.44
620 - 639                                                         641    103,875,440          16.77      162,598     630      82.85
600 - 619                                                         285     46,309,631           7.48      162,855     610      78.45
580 - 599                                                         339     50,204,070           8.11      148,389     589      78.56
560 - 579                                                         183     26,792,954           4.33      146,764     570      79.48
540 - 559                                                         168     23,933,357           3.86      142,793     550      77.56
520 - 539                                                         136     20,897,327           3.37      153,978     530      74.42
500 - 519                                                         101     16,012,258           2.59      158,804     510      71.24
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 645
Lowest: 500
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                            910   $158,526,116          25.60%    $175,859     686      86.97%
0.01 - 5.00                                                         2        378,752           0.06      190,050     659      96.43
5.01 - 10.00                                                       11      2,294,835           0.37      209,368     606      77.26
10.01 - 15.00                                                      25      3,334,479           0.54      133,807     649      79.87
15.01 - 20.00                                                      49      6,850,647           1.11      140,229     625      76.47
20.01 - 25.00                                                     111     15,398,949           2.49      139,269     637      79.75
25.01 - 30.00                                                     178     26,619,252           4.30      150,010     627      80.23
30.01 - 35.00                                                     303     48,593,450           7.85      160,798     630      78.73
35.01 - 40.00                                                     458     71,193,196          11.50      155,803     632      79.59
40.01 - 45.00                                                     582     92,147,617          14.88      158,715     636      81.08
45.01 - 50.00                                                     910    147,886,508          23.88      162,847     634      80.73
50.01 - 55.00                                                     262     44,453,821           7.18      170,087     610      79.12
55.01 - 60.00                                                       7      1,587,544           0.26      227,714     582      69.85
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 60

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less             9,230,959.00    26,912.42     4,425.00      50,000.00
50,001 - 100,000          50,365,456.73    77,724.47    50,040.00     100,000.00
100,001 - 150,000        105,831,449.90   124,948.58   100,320.00     150,000.00
150,001 - 200,000        130,131,155.00   173,972.13   150,010.00     200,000.00
200,001 - 250,000        118,518,740.43   223,620.26   200,600.00     250,000.00
250,001 - 300,000        110,258,177.00   273,593.49   250,200.00     300,000.00
300,001 - 350,000         71,282,563.00   318,225.73   300,600.00     350,000.00
350,001 - 400,000         12,064,954.00   377,029.81   350,900.00     400,000.00
400,001 - 450,000         11,690,880.00   417,531.43   403,750.00     441,000.00
450,001 - 500,000          1,929,000.00   482,250.00   459,000.00     500,000.00
550,001 - 600,000            588,000.00   588,000.00   588,000.00     588,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   621,891,335.06   163,311.80     4,425.00     588,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $621,891,335.06
Average: $163,311.80
Lowest: $4,425.00
Highest: $588,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.001 - 3.500                                                       5       $862,070           0.14%    $173,520     728      78.64%
3.501 - 4.000                                                      55     10,097,902           1.63      184,725     709      74.99
4.001 - 4.500                                                     151     27,300,449           4.41      181,780     690      82.05
4.501 - 5.000                                                     301     58,283,169           9.41      194,720     684      84.16
5.001 - 5.500                                                     335     63,646,789          10.28      191,233     670      84.02
5.501 - 6.000                                                     483     94,386,413          15.24      196,760     662      82.33
6.001 - 6.500                                                     541    102,128,288          16.49      189,434     652      84.54
6.501 - 7.000                                                     515     97,955,761          15.82      190,761     638      84.61
7.001 - 7.500                                                     246     41,052,364           6.63      167,271     626      85.36
7.501 - 8.000                                                     327     52,436,076           8.47      160,699     602      84.05
8.001 - 8.500                                                     197     26,170,989           4.23      133,122     589      81.52
8.501 - 9.000                                                     141     15,297,026           2.47      108,730     577      76.13
9.001 - 9.500                                                      90      8,177,315           1.32       91,076     573      66.51
9.501 - 10.000                                                     74      6,282,371           1.01       85,066     569      57.18
10.001 - 10.500                                                    29      3,163,334           0.51      109,282     553      62.87
10.501 - 11.000                                                    92      4,312,575           0.70       47,015     597      33.40
11.001 - 11.500                                                    57      3,227,110           0.52       56,751     581      39.05
11.501 - 12.000                                                   108      2,956,931           0.48       27,502     612      19.97
12.001 - 12.500                                                    34        822,974           0.13       24,329     612      24.89
12.501 - 13.000                                                    21        568,575           0.09       27,191     627      17.93
13.001 - 13.500                                                     5         96,378           0.02       19,396     622      17.23
13.501 - 14.000                                                     1         40,303           0.01       40,400     623      20.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.470%
Lowest: 3.250%
Highest: 13.775%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.1 - 5.0                                                         110     $1,176,022           0.19%     $10,824     622       4.98%
5.1 - 10.0                                                         17        199,696           0.03       11,870     617       8.29
10.1 - 15.0                                                         3         70,541           0.01       23,642     669      13.68
15.1 - 20.0                                                       279     12,298,921           1.99       44,239     645      19.95
20.1 - 25.0                                                         5        280,490           0.05       56,256     591      22.09
25.1 - 30.0                                                         3        216,560           0.03       72,333     642      27.94
30.1 - 35.0                                                        13      1,520,849           0.25      117,518     687      33.45
35.1 - 40.0                                                        11      1,581,750           0.26      144,418     635      37.57
40.1 - 45.0                                                        15      2,523,209           0.41      168,700     603      42.39
45.1 - 50.0                                                        19      3,218,683           0.52      169,947     625      47.85
50.1 - 55.0                                                        33      4,887,652           0.79      148,530     614      53.39
55.1 - 60.0                                                        52      8,217,429           1.33      158,592     612      58.20
60.1 - 65.0                                                       101     16,520,954           2.67      164,010     600      63.57
65.1 - 70.0                                                       163     27,692,794           4.47      170,472     611      69.03
70.1 - 75.0                                                       175     31,000,672           5.01      179,158     617      73.88
75.1 - 80.0                                                     1,036    190,806,769          30.81      184,667     644      79.78
80.1 - 85.0                                                       269     48,187,718           7.78      180,152     626      84.45
85.1 - 90.0                                                       915    162,916,257          26.31      178,836     651      89.70
90.1 - 95.0                                                       458     82,442,443          13.31      180,976     679      94.71
95.1 - 100.0                                                      131     23,505,755           3.80      179,848     665      99.68
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 81.85%
Lowest: 4.17%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        786   $153,072,026          24.72%    $195,307     651      78.45%
Florida                                                           407     53,911,813           8.71      132,890     634      83.21
New Jersey                                                        227     48,037,490           7.76      212,206     620      81.32
New York                                                          206     43,345,514           7.00      211,055     625      79.81
Illinois                                                          208     31,595,034           5.10      152,428     639      83.38
Massachussetts                                                    142     31,001,377           5.01      219,066     652      81.85
Minnesota                                                         136     23,352,081           3.77      172,410     662      87.09
Colorado                                                          122     20,753,992           3.35      171,065     666      84.67
Maryland                                                          123     20,058,547           3.24      163,563     626      81.22
Virginia                                                          105     17,334,082           2.80      165,731     656      81.53
Other                                                           1,346    176,803,207          28.55      132,240     652      83.82
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                        2,077   $316,910,016          51.18%    $153,334     663      83.59%
C/O Refi                                                        1,461    257,074,665          41.51      176,567     624      80.32
R/T Refi                                                          262     44,182,444           7.13      169,280     635      78.31
Texas C/O Refi                                                      8      1,098,037           0.18      137,605     560      79.49
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                            1,957   $296,037,576          47.80%    $151,564     623      80.19%
Stated                                                            655    111,944,206          18.08      171,296     631      77.50
No Doc                                                            453     76,818,118          12.40      170,858     698      85.96
No Ratio w nonverified assets                                     365     65,892,231          10.64      181,989     673      87.84
Stated w nonverified assets                                       219     40,159,422           6.49      184,448     678      87.26
Stated w verified assets                                           72     12,900,681           2.08      180,236     691      84.02
No Ratio w verified assets                                         58     10,066,010           1.63      179,730     689      86.50
Easy                                                               29      5,446,918           0.88      188,329     612      76.89
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  3,176   $523,737,787          84.57%    $165,585     640      81.75%
Investor                                                          575     85,882,644          13.87      150,095     677      82.52
Second Home                                                        57      9,644,731           1.56      169,978     644      81.17
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   3,041   $472,937,184          76.37%    $156,224     642      81.77%
2-4 Family                                                        438     95,929,665          15.49      219,735     648      81.80
Condominium                                                       205     30,878,914           4.99      150,904     644      79.71
Low Rise Condo                                                    115     18,117,483           2.93      158,478     694      87.30
High Rise Condo                                                     9      1,401,917           0.23      156,657     688      88.16
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 969   $165,733,694          26.76%    $172,289     655      83.69%
12                                                                269     45,720,101           7.38      170,337     631      79.95
24                                                              2,144    343,169,116          55.42      160,557     641      81.66
30                                                                  2        403,431           0.07      202,125     668      82.30
36                                                                424     64,238,821          10.37      152,085     649      79.42
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,808   $619,265,163         100.00%    $163,312     645      81.85%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 24.5 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                      75.74%
PMI Mortgage Insurance Corp.     13.63
Amerin Guarantee                 10.63
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.01 - 2.00                                                        22     $3,672,233           0.67%    $168,088     727      76.47%
2.01 - 3.00                                                       562     98,888,016          17.99      177,824     688      82.71
3.01 - 4.00                                                       570    101,165,658          18.41      178,708     681      90.91
4.01 - 5.00                                                        17      3,324,155           0.60      196,162     689      87.47
5.01 - 6.00                                                        88     21,253,605           3.87      241,575     684      79.65
6.01 - 7.00                                                     1,803    321,313,441          58.46      178,557     621      82.35
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.406%
Lowest: 1.750%
Highest: 6.990%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                            1,167   $205,836,462          37.45%    $177,909     685      86.72%
1.50                                                            1,895    343,780,646          62.55      181,747     625      82.18
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.313%
Lowest: 1.000%
Highest: 1.500%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                       56     $9,746,372           1.77%    $175,248     711      74.69%
10.01 - 11.00                                                     374     66,703,173          12.14      179,611     688      84.60
11.01 - 12.00                                                     506     95,169,496          17.32      189,920     683      85.69
12.01 - 13.00                                                     671    130,398,746          23.73      194,970     662      84.31
13.01 - 14.00                                                     640    124,258,026          22.61      194,585     630      83.94
14.01 - 15.00                                                     481     78,824,024          14.34      164,223     612      84.97
15.01 - 16.00                                                     216     28,996,258           5.28      134,487     576      82.46
16.01 - 17.00                                                      76      9,548,950           1.74      125,831     548      70.91
17.01 - 18.00                                                      30      4,355,059           0.79      145,346     542      65.52
18.01 - 19.00                                                      12      1,617,006           0.29      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 12.915%
Lowest: 9.250%
Highest: 18.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                        60    $10,959,972           1.99%    $183,792     711      75.28%
4.01 - 5.00                                                       452     85,583,618          15.57      190,398     686      83.49
5.01 - 6.00                                                       789    151,559,827          27.58      193,413     666      83.64
6.01 - 7.00                                                       938    176,831,567          32.17      189,135     645      85.85
7.01 - 8.00                                                       489     80,164,852          14.59      164,296     613      85.09
8.01 - 9.00                                                       215     28,927,409           5.26      134,786     576      82.44
9.01 - 10.00                                                       77      9,617,798           1.75      125,109     550      71.05
10.01 - 11.00                                                      29      4,285,142           0.78      147,934     540      65.04
11.01 - 12.00                                                      13      1,686,923           0.31      129,914     533      63.12
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.289%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.01%     $70,200     732      90.00%
13 - 18                                                           341     61,754,305          11.24      183,031     677      88.71
19 - 24                                                         2,331    421,948,926          76.77      181,560     637      83.40
25 - 30                                                            96     16,511,247           3.00      173,267     689      82.21
31 - 36                                                           293     49,333,782           8.98      169,614     685      82.50
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.7 months
Lowest: 9 months
Highest: 34 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                          3,062 records
                                                            Balance: 549,617,108

                          Hypothetical Conforming Group
                                       ARM

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                          11     $1,785,630           0.32%    $163,251     806      82.69%
780 - 799                                                          44      7,105,835           1.29      170,070     788      83.36
760 - 779                                                          79     12,813,673           2.33      164,595     769      83.53
740 - 759                                                         104     19,336,080           3.52      186,726     750      84.32
720 - 739                                                         180     33,525,242           6.10      187,062     729      86.38
700 - 719                                                         176     31,790,030           5.78      181,734     710      85.17
680 - 699                                                         277     49,096,144           8.93      177,991     689      85.99
660 - 679                                                         369     67,267,298          12.24      182,979     669      86.26
640 - 659                                                         437     81,650,492          14.86      187,603     649      85.81
620 - 639                                                         499     91,975,224          16.73      184,952     630      85.50
600 - 619                                                         207     38,834,726           7.07      188,002     610      82.11
580 - 599                                                         227     40,996,246           7.46      180,912     589      82.52
560 - 579                                                         117     20,349,298           3.70      174,320     570      80.21
540 - 559                                                         127     20,186,608           3.67      159,308     550      77.61
520 - 539                                                         116     17,731,898           3.23      153,165     529      73.83
500 - 519                                                          92     15,172,684           2.76      165,194     510      71.33
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 647
Lowest: 500
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                            910   $158,526,116          28.84%    $175,859     686      86.97%
0.01 - 5.00                                                         1         90,100           0.02       90,100     675      85.00
5.01 - 10.00                                                        9      1,824,694           0.33      203,339     604      77.97
10.01 - 15.00                                                      18      2,522,657           0.46      140,621     660      83.27
15.01 - 20.00                                                      36      5,384,100           0.98      150,017     629      78.19
20.01 - 25.00                                                      82     12,396,572           2.26      151,785     641      83.59
25.01 - 30.00                                                     138     22,640,830           4.12      164,548     626      82.35
30.01 - 35.00                                                     228     39,362,942           7.16      173,086     633      80.34
35.01 - 40.00                                                     342     61,444,030          11.18      180,055     633      81.71
40.01 - 45.00                                                     428     79,080,305          14.39      185,198     638      83.91
45.01 - 50.00                                                     665    129,100,252          23.49      194,507     635      83.97
50.01 - 55.00                                                     199     35,760,818           6.51      180,140     604      80.31
55.01 - 60.00                                                       6      1,483,692           0.27      248,333     582      69.14
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 60

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less               640,302.00    35,572.33    18,000.00      50,000.00
50,001 - 100,000          38,392,260.75    80,656.01    50,040.00     100,000.00
100,001 - 150,000         95,713,054.90   125,115.10   100,320.00     150,000.00
150,001 - 200,000        120,556,165.00   173,712.05   150,010.00     200,000.00
200,001 - 250,000        106,619,348.43   223,990.23   200,600.00     250,000.00
250,001 - 300,000        100,609,795.00   273,396.18   250,200.00     300,000.00
300,001 - 350,000         65,207,013.00   318,082.99   300,600.00     350,000.00
350,001 - 400,000         10,929,954.00   376,894.97   350,900.00     400,000.00
400,001 - 450,000         10,845,150.00   417,121.15   403,750.00     441,000.00
450,001 - 500,000          1,929,000.00   482,250.00   459,000.00     500,000.00
550,001 - 600,000            588,000.00   588,000.00   588,000.00     588,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   552,030,043.08   180,284.14    18,000.00     588,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $552,030,043.08
Average: $180,284.14
Lowest: $18,000.00
Highest: $588,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.001 - 3.500                                                       5       $862,070           0.16%    $173,520     728      78.64%
3.501 - 4.000                                                      55     10,097,902           1.84      184,725     709      74.99
4.001 - 4.500                                                     151     27,300,449           4.97      181,780     690      82.05
4.501 - 5.000                                                     301     58,283,169          10.60      194,720     684      84.16
5.001 - 5.500                                                     335     63,646,789          11.58      191,233     670      84.02
5.501 - 6.000                                                     454     87,913,037          16.00      195,021     663      83.36
6.001 - 6.500                                                     483     90,498,024          16.47      188,039     652      85.62
6.501 - 7.000                                                     455     86,333,543          15.71      190,298     638      86.09
7.001 - 7.500                                                     225     37,790,353           6.88      168,348     626      85.84
7.501 - 8.000                                                     264     42,374,499           7.71      160,842     601      84.41
8.001 - 8.500                                                     139     19,078,680           3.47      137,509     584      82.93
8.501 - 9.000                                                      76      9,848,730           1.79      129,806     560      81.51
9.001 - 9.500                                                      46      5,301,292           0.96      115,459     557      73.30
9.501 - 10.000                                                     31      4,316,506           0.79      139,427     541      68.29
10.001 - 10.500                                                    18      2,899,393           0.53      161,279     546      66.95
10.501 - 11.000                                                    11      1,385,749           0.25      126,095     526      61.06
11.001 - 11.500                                                    11      1,490,173           0.27      135,632     534      62.63
11.501 - 12.000                                                     2        196,751           0.04       98,468     527      66.87
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.289%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.1 - 15.0                                                         1        $19,834           0.00%     $20,000     775      10.31%
15.1 - 20.0                                                         1         59,890           0.01       60,000     672      15.79
20.1 - 25.0                                                         1         99,743           0.02      100,000     575      24.10
25.1 - 30.0                                                         1         59,919           0.01       60,000     504      25.53
30.1 - 35.0                                                        11      1,163,030           0.21      106,230     697      33.22
35.1 - 40.0                                                         6        988,003           0.18      165,267     622      37.35
40.1 - 45.0                                                        10      1,371,350           0.25      137,550     597      42.51
45.1 - 50.0                                                        15      2,269,475           0.41      151,867     617      47.70
50.1 - 55.0                                                        26      3,891,184           0.71      150,100     613      53.25
55.1 - 60.0                                                        42      6,581,811           1.20      157,257     614      58.30
60.1 - 65.0                                                        79     12,658,464           2.30      160,674     592      63.73
65.1 - 70.0                                                       137     23,447,182           4.27      171,765     610      69.11
70.1 - 75.0                                                       147     25,814,254           4.70      177,895     620      73.88
75.1 - 80.0                                                       954    176,993,301          32.20      186,021     646      79.80
80.1 - 85.0                                                       215     40,289,543           7.33      188,553     630      84.44
85.1 - 90.0                                                       837    150,394,774          27.36      180,505     653      89.70
90.1 - 95.0                                                       455     81,819,943          14.89      180,798     680      94.72
95.1 - 100.0                                                      124     21,695,407           3.95      175,360     662      99.65
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 83.88%
Lowest: 10.31%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        609   $134,935,745          24.55%    $222,203     652      81.02%
Florida                                                           313     46,378,778           8.44      148,666     638      85.20
New Jersey                                                        182     40,342,968           7.34      222,255     620      82.38
New York                                                          143     33,368,177           6.07      234,066     622      82.87
Illinois                                                          179     29,517,070           5.37      165,482     639      84.56
Massachussetts                                                    116     29,038,098           5.28      251,197     656      84.32
Minnesota                                                         130     22,768,641           4.14      175,863     662      87.54
Colorado                                                          110     20,186,027           3.67      184,546     667      85.77
Maryland                                                           96     16,838,070           3.06      175,942     625      82.86
Virginia                                                           80     15,401,856           2.80      193,296     661      83.38
Other                                                           1,104    160,841,678          29.26      146,719     655      85.68
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                        1,656   $292,228,233          53.17%    $177,361     665      86.18%
C/O Refi                                                        1,189    219,323,624          39.90      185,115     625      81.45
R/T Refi                                                          210     37,066,994           6.74      177,225     639      80.24
Texas C/O Refi                                                      7        998,257           0.18      142,977     559      79.44
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                            1,368   $241,286,043          43.90%    $176,675     623      83.22%
Stated                                                            506     98,100,374          17.85      194,302     631      79.81
No Doc                                                            453     76,818,118          13.98      170,858     698      85.96
No Ratio w nonverified assets                                     365     65,892,231          11.99      181,989     673      87.84
Stated w nonverified assets                                       219     40,159,422           7.31      184,448     678      87.26
Stated w verified assets                                           72     12,900,681           2.35      180,236     691      84.02
No Ratio w verified assets                                         58     10,066,010           1.83      179,730     689      86.50
Easy                                                               21      4,394,229           0.80      209,619     598      77.52
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  2,508   $462,343,031          84.12%    $185,133     642      84.01%
Investor                                                          503     78,874,903          14.35      157,607     679      83.36
Second Home                                                        51      8,399,174           1.53      165,483     644      81.34
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   2,441   $421,110,059          76.62%    $173,329     645      83.88%
2-4 Family                                                        342     82,109,530          14.94      240,876     650      83.60
Condominium                                                       155     26,878,120           4.89      173,674     644      82.17
Low Rise Condo                                                    115     18,117,483           3.30      158,478     694      87.30
High Rise Condo                                                     9      1,401,917           0.26      156,657     688      88.16
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 820   $153,724,020          27.97%    $188,894     658      85.03%
12                                                                197     35,929,716           6.54      182,762     629      82.93
24                                                              1,843    327,380,303          59.57      178,182     642      83.57
30                                                                  2        403,431           0.07      202,125     668      82.30
36                                                                200     32,179,639           5.85      161,701     674      82.59
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 23.9 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                      72.66%
PMI Mortgage Insurance Corp.     15.36
Amerin Guarantee                 11.98
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.01 - 2.00                                                        22     $3,672,233           0.67%    $168,088     727      76.47%
2.01 - 3.00                                                       562     98,888,016          17.99      177,824     688      82.71
3.01 - 4.00                                                       570    101,165,658          18.41      178,708     681      90.91
4.01 - 5.00                                                        17      3,324,155           0.60      196,162     689      87.47
5.01 - 6.00                                                        88     21,253,605           3.87      241,575     684      79.65
6.01 - 7.00                                                     1,803    321,313,441          58.46      178,557     621      82.35
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.406%
Lowest: 1.750%
Highest: 6.990%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                            1,167   $205,836,462          37.45%    $177,909     685      86.72%
1.50                                                            1,895    343,780,646          62.55      181,747     625      82.18
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.313%
Lowest: 1.000%
Highest: 1.500%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                       56     $9,746,372           1.77%    $175,248     711      74.69%
10.01 - 11.00                                                     374     66,703,173          12.14      179,611     688      84.60
11.01 - 12.00                                                     506     95,169,496          17.32      189,920     683      85.69
12.01 - 13.00                                                     671    130,398,746          23.73      194,970     662      84.31
13.01 - 14.00                                                     640    124,258,026          22.61      194,585     630      83.94
14.01 - 15.00                                                     481     78,824,024          14.34      164,223     612      84.97
15.01 - 16.00                                                     216     28,996,258           5.28      134,487     576      82.46
16.01 - 17.00                                                      76      9,548,950           1.74      125,831     548      70.91
17.01 - 18.00                                                      30      4,355,059           0.79      145,346     542      65.52
18.01 - 19.00                                                      12      1,617,006           0.29      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 12.915%
Lowest: 9.250%
Highest: 18.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                        60    $10,959,972           1.99%    $183,792     711      75.28%
4.01 - 5.00                                                       452     85,583,618          15.57      190,398     686      83.49
5.01 - 6.00                                                       789    151,559,827          27.58      193,413     666      83.64
6.01 - 7.00                                                       938    176,831,567          32.17      189,135     645      85.85
7.01 - 8.00                                                       489     80,164,852          14.59      164,296     613      85.09
8.01 - 9.00                                                       215     28,927,409           5.26      134,786     576      82.44
9.01 - 10.00                                                       77      9,617,798           1.75      125,109     550      71.05
10.01 - 11.00                                                      29      4,285,142           0.78      147,934     540      65.04
11.01 - 12.00                                                      13      1,686,923           0.31      129,914     533      63.12
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.289%
Lowest: 3.250%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.01%     $70,200     732      90.00%
13 - 18                                                           341     61,754,305          11.24      183,031     677      88.71
19 - 24                                                         2,331    421,948,926          76.77      181,560     637      83.40
25 - 30                                                            96     16,511,247           3.00      173,267     689      82.21
31 - 36                                                           293     49,333,782           8.98      169,614     685      82.50
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          3,062   $549,617,108         100.00%    $180,284     647      83.88%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.7 months
Lowest: 9 months
Highest: 34 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                            746 records
                                                             Balance: 69,648,055

                          Hypothetical Conforming Group
                                       FRM

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           3       $229,463           0.33%     $76,667     806      50.38%
780 - 799                                                           4        743,751           1.07      186,500     788      85.86
760 - 779                                                           3        238,412           0.34       79,667     772      29.80
740 - 759                                                          11      1,086,302           1.56       99,330     753      59.60
720 - 739                                                          15      1,711,475           2.46      114,491     729      67.20
700 - 719                                                          22      2,127,049           3.05       97,011     708      63.83
680 - 699                                                          51      4,884,139           7.01       96,097     688      62.34
660 - 679                                                          58      5,537,420           7.95       95,776     667      67.64
640 - 659                                                         111     10,311,690          14.81       93,177     650      64.73
620 - 639                                                         142     11,900,216          17.09       84,044     630      62.32
600 - 619                                                          78      7,474,905          10.73       96,120     611      59.42
580 - 599                                                         112      9,207,823          13.22       82,472     590      60.93
560 - 579                                                          66      6,443,657           9.25       97,917     569      77.20
540 - 559                                                          41      3,746,749           5.38       91,639     550      77.30
520 - 539                                                          20      3,165,429           4.54      158,695     532      77.74
500 - 519                                                           9        839,574           1.21       93,477     509      69.52
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 626
Lowest: 502
Highest: 808

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.01 - 5.00                                                         1       $288,652           0.41%    $290,000     654     100.00%
5.01 - 10.00                                                        2        470,141           0.68      236,500     614      74.50
10.01 - 15.00                                                       7        811,822           1.17      116,287     614      69.32
15.01 - 20.00                                                      13      1,466,546           2.11      113,124     611      70.14
20.01 - 25.00                                                      29      3,002,377           4.31      103,879     618      63.90
25.01 - 30.00                                                      40      3,978,422           5.71       99,854     632      68.19
30.01 - 35.00                                                      75      9,230,508          13.25      123,444     617      71.89
35.01 - 40.00                                                     116      9,749,166          14.00       84,302     629      66.23
40.01 - 45.00                                                     154     13,067,312          18.76       85,111     625      63.96
45.01 - 50.00                                                     245     18,786,255          26.97       76,913     627      58.45
50.01 - 55.00                                                      63      8,693,002          12.48      138,331     636      74.23
55.01 - 60.00                                                       1        103,851           0.15      104,000     584      80.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 40
Lowest: 4
Highest: 57

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less             8,590,657.00    26,432.79     4,425.00      50,000.00
50,001 - 100,000          11,973,195.98    69,611.60    50,150.00     100,000.00
100,001 - 150,000         10,118,395.00   123,395.06   100,750.00     150,000.00
150,001 - 200,000          9,574,990.00   177,314.63   153,000.00     200,000.00
200,001 - 250,000         11,899,392.00   220,359.11   200,700.00     250,000.00
250,001 - 300,000          9,648,382.00   275,668.06   250,250.00     300,000.00
300,001 - 350,000          6,075,550.00   319,765.79   301,500.00     345,000.00
350,001 - 400,000          1,135,000.00   378,333.33   360,000.00     400,000.00
400,001 - 450,000            845,730.00   422,865.00   420,730.00     425,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                    69,861,291.98    93,647.84     4,425.00     425,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $69,861,291.98
Average: $93,647.84
Lowest: $4,425.00
Highest: $425,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
5.501 - 6.000                                                      29     $6,473,376           9.29%    $223,984     645      68.29%
6.001 - 6.500                                                      58     11,630,265          16.70      201,050     648      76.18
6.501 - 7.000                                                      60     11,622,218          16.69      194,273     639      73.62
7.001 - 7.500                                                      21      3,262,011           4.68      155,735     630      79.74
7.501 - 8.000                                                      63     10,061,577          14.45      160,101     608      82.54
8.001 - 8.500                                                      58      7,092,309          10.18      122,610     603      77.73
8.501 - 9.000                                                      65      5,448,297           7.82       84,088     609      66.40
9.001 - 9.500                                                      44      2,876,023           4.13       65,585     602      53.99
9.501 - 10.000                                                     43      1,965,865           2.82       45,875     630      32.78
10.001 - 10.500                                                    11        263,942           0.38       24,195     635      18.10
10.501 - 11.000                                                    81      2,926,826           4.20       36,276     631      20.31
11.001 - 11.500                                                    46      1,736,938           2.49       37,888     622      18.81
11.501 - 12.000                                                   106      2,760,180           3.96       26,163     618      16.63
12.001 - 12.500                                                    34        822,974           1.18       24,329     612      24.89
12.501 - 13.000                                                    21        568,575           0.82       27,191     627      17.93
13.001 - 13.500                                                     5         96,378           0.14       19,396     622      17.23
13.501 - 14.000                                                     1         40,303           0.06       40,400     623      20.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 7.895%
Lowest: 5.750%
Highest: 13.775%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.1 - 5.0                                                         110     $1,176,022           1.69%     $10,824     622       4.98%
5.1 - 10.0                                                         17        199,696           0.29       11,870     617       8.29
10.1 - 15.0                                                         2         50,707           0.07       25,463     628      15.00
15.1 - 20.0                                                       278     12,239,030          17.57       44,183     645      19.97
20.1 - 25.0                                                         4        180,747           0.26       45,320     600      20.98
25.1 - 30.0                                                         2        156,641           0.22       78,500     694      28.86
30.1 - 35.0                                                         2        357,819           0.51      179,600     653      34.21
35.1 - 40.0                                                         5        593,747           0.85      119,400     656      37.93
40.1 - 45.0                                                         5      1,151,858           1.65      231,000     611      42.26
45.1 - 50.0                                                         4        949,208           1.36      237,750     645      48.19
50.1 - 55.0                                                         7        996,467           1.43      142,700     618      53.92
55.1 - 60.0                                                        10      1,635,617           2.35      164,200     601      57.82
60.1 - 65.0                                                        22      3,862,490           5.55      175,993     626      63.07
65.1 - 70.0                                                        26      4,245,612           6.10      163,657     618      68.63
70.1 - 75.0                                                        28      5,186,418           7.45      185,788     605      73.87
75.1 - 80.0                                                        82     13,813,468          19.83      168,911     619      79.42
80.1 - 85.0                                                        54      7,898,174          11.34      146,704     607      84.52
85.1 - 90.0                                                        78     12,521,484          17.98      160,931     629      89.64
90.1 - 95.0                                                         3        622,500           0.89      208,000     646      93.44
95.1 - 100.0                                                        7      1,810,348           2.60      259,357     705     100.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 65.80%
Lowest: 4.17%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        177    $18,136,280          26.04%    $102,767     643      59.32%
New York                                                           63      9,977,337          14.33      158,824     633      69.56
New Jersey                                                         45      7,694,522          11.05      171,566     616      75.80
Florida                                                            94      7,533,034          10.82       80,360     606      70.92
Maryland                                                           27      3,220,478           4.62      119,547     628      72.64
Illinois                                                           29      2,077,964           2.98       71,853     638      66.56
Massachussetts                                                     26      1,963,279           2.82       75,715     604      45.39
Virginia                                                           25      1,932,225           2.77       77,521     622      66.76
Hawaii                                                             22      1,837,165           2.64       83,887     628      53.54
Washington                                                         25      1,368,284           1.96       54,941     644      48.45
Other                                                             213     13,907,486          19.97       65,512     616      67.62
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
C/O Refi                                                          272    $37,751,041          54.20%    $139,201     619      73.70%
Purchase                                                          421     24,681,783          35.44       58,823     641      52.96
R/T Refi                                                           52      7,115,450          10.22      137,196     615      68.24
Texas C/O Refi                                                      1         99,780           0.14      100,000     573      80.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                              589    $54,751,533          78.61%     $93,243     624      66.82%
Stated                                                            149     13,843,833          19.88       93,167     633      61.12
Easy                                                                8      1,052,689           1.51      132,441     671      74.27
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                    668    $61,394,756          88.15%     $92,191     623      64.68%
Investor                                                           72      7,007,741          10.06       97,619     649      73.07
Second Home                                                         6      1,245,558           1.79      208,187     648      79.98
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                     600    $51,827,124          74.41%     $86,636     621      64.58%
2-4 Family                                                         96     13,820,135          19.84      144,417     641      71.12
Condominium                                                        50      4,000,795           5.74       80,316     647      63.18
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 149    $12,009,675          17.24%     $80,909     613      66.56%
12                                                                 72      9,790,385          14.06      136,342     638      69.02
24                                                                301     15,788,813          22.67       52,642     636      42.03
36                                                                224     32,059,182          46.03      143,499     623      76.24
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            746    $69,648,055         100.00%     $93,648     626      65.80%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 28.6 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                     100.00%
----------------------------   -------
Total:                          100.00%

Gross Margin (ARMs)

Initial Cap (ARMs)

Periodic Cap (ARMs)

Maximum Rate (ARMs)

Minimum Rate (ARMs)

Next Rate Adjustment Date (ARMs)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

[BANC OF AMERICA SECURITIES LOGO]

                                  Hypothetical
                            Collateral Summary Report

1.       Rates

    Loan           Gross    Gross    Initial    Periodic    Rate      Rate
    Type           Coupon   Margin   Rate Cap   Rate Cap   Ceiling   Floor
    ------------   ------   ------   --------   --------   -------   ------
    FRM            7.8726       --         --         --        --       --
    ARM            6.1380   5.2872     3.0000     1.3033   12.7447   6.1380
    Grand Total:   6.3250   5.2872     3.0000     1.3033   12.7447   6.1380

Banc of America Securities
--------------------------------------------------------------------------------
This Hypothetical Structural Term Sheet, Collateral Term Sheet or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC ("BAS") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that BAS considers reliable, but BAS does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately may not be created or sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. BAS makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. BAS and its affiliates, officers, directors and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Alternatively, this material may relate to securities that will not be registered under federal or state securities laws and may only be acquired by qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933 or otherwise in accordance with an exemption under applicable laws and in compliance with other restrictions. Information in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus or offering circular for any securities actually sold to you. This material is furnished solely by BAS and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. If this material relates to a public offering, BAS is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                               [BANC OF AMERICA SECURITIES LOGO]

Hypothetical Bond Structure


                                                                  Prin Beg -
Name          Desc         Sett Bal         Wal      Mod Dur      Prin End     Benchmark    Spread
--------------------------------------------------------------------------------------------------
A1            Conf         515,900,000      2.44     2.34         1 to 74      1mL          [ ]
A2            Non-Conf     91,507,000       1.00     0.98         1 to 21      1mL          [ ]
A3            Non-Conf     100,102,000      3.00     2.88         21 to 69     1mL          [ ]
A4            Non-Conf     19,931,000       6.12     5.70         69 to 74     1mL          [ ]
M1            Mezz         45,898,000       4.42     4.16         39 to 74     1mL          [ ]
M2            Mezz         36,805,000       4.37     4.05         38 to 74     1mL          [ ]
M3            Mezz         8,660,000        4.35     4.01         38 to 74     1mL          [ ]
M4            Mezz         8,660,000        4.35     3.97         38 to 74     1mL          [ ]
M5            Mezz         8,660,000        4.33     3.93         37 to 74     1mL          [ ]
M6            Mezz         8,660,000        4.33     3.77         37 to 74     1mL          [ ]
M7            Mezz         8,660,000        4.18     3.66         37 to 73     1mL          [ ]
--------------------------------------------------------------------------------------------------

Assumptions
Initial OC/ Target OC is 1.45%
Prepay speed is as defined below:
100% FRM PPC (23 HEP)
100% ARM PPC (4 to 35 CPR over 24 months)


Bond Class: A1 (To Call)
------------------------------------------------------------------------------------------------
PPC                    0%           50%         75%          100%         125%        150%
------------------------------------------------------------------------------------------------
WAL (Yrs)              18.46        4.56        3.20         2.44         1.93        1.55
Mod Dur                15.13        4.24        3.03         2.34         1.87        1.51
First Prin Pay         9/25/2004    9/25/2004   9/25/2004    9/25/2004    9/25/2004   9/25/2004
Maturity               1/25/2033    9/25/2016   11/25/2012   10/25/2010   6/25/2009   8/25/2008
Prin Win (Months)      341          145         99           74           58          48
------------------------------------------------------------------------------------------------


Bond Class: A1 (To Maturity)
------------------------------------------------------------------------------------------------
PPC                    0%          50%          75%          100%        125%        150%
------------------------------------------------------------------------------------------------
WAL (Yrs)              18.52       4.90         3.45         2.63        2.07        1.64
Mod Dur                15.16       4.49         3.24         2.50        1.99        1.59
First Prin Pay         9/25/2004   9/25/2004    9/25/2004    9/25/2004   9/25/2004   9/25/2004
Maturity               5/25/2034   2/25/2029    9/25/2022    4/25/2018   5/25/2015   4/25/2013
Prin Win (Months)      357         294          217          164         129         104
------------------------------------------------------------------------------------------------

---------------------------------------
Period   Natural AFC       Natural AFC
       (Current Libor)   (Libor at 20%)
---------------------------------------
1           7.18             7.18
2           5.99             5.99
3           5.79             5.79
4           5.99             5.99
5           5.80             5.80
6           5.80             5.80
7           6.42             6.42
8           5.79             5.79
9           5.99             5.99
10          5.79             5.79
11          5.99             5.99
12          5.80             5.80
13          5.80             5.80
14          5.99             5.99
15          5.80             5.80
16          5.99             5.99
17          5.80             5.80
18          5.80             5.80
19          6.43             6.43
20          5.81             6.48
21          6.00             6.69
22          6.85             8.08
23          7.08             8.35
24          6.86             8.08
25          6.86             8.07
26          7.09             8.57
27          6.86             8.29
28          7.09             9.39
29          6.86             9.08
30          6.86             9.08
31          7.60             10.05
32          6.86             9.54
33          7.09             9.85
34          6.87             10.32
35          7.13             10.70
36          6.90             10.35
37          6.90             10.34
38          7.13             10.99
39          6.90             10.62
40          7.13             11.51
41          6.90             11.15
42          6.90             11.14
43          7.38             11.90
44          6.90             11.21
45          7.13             11.57
46          6.90             11.19
47          7.14             11.58
48          6.91             11.20
49          6.91             11.19
50          7.14             11.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Global Structured Finance                                          2,239 records
                                                            Balance: 472,535,254

                                Hypothetical Pool
                                 Fremont - ARMs

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           2       $263,943           0.06%    $132,000     802      80.00%
780 - 799                                                          13      3,752,532           0.79      288,894     783      83.29
760 - 779                                                          20      5,242,105           1.11      262,369     769      85.20
740 - 759                                                          42     10,538,002           2.23      251,216     751      83.01
720 - 739                                                          74     18,063,739           3.82      244,421     729      84.47
700 - 719                                                          79     19,206,554           4.06      243,360     710      84.55
680 - 699                                                         137     32,607,851           6.90      238,364     690      83.94
660 - 679                                                         217     48,394,353          10.24      223,358     669      83.87
640 - 659                                                         261     56,158,185          11.88      215,536     649      83.73
620 - 639                                                         394     83,862,540          17.75      213,249     629      84.52
600 - 619                                                         247     54,791,451          11.60      222,238     610      82.22
580 - 599                                                         243     46,442,948           9.83      191,442     589      82.63
560 - 579                                                         136     27,277,306           5.77      201,039     570      80.71
540 - 559                                                         140     24,599,820           5.21      176,116     550      78.10
520 - 539                                                         129     22,014,002           4.66      171,010     529      74.14
500 - 519                                                         105     19,319,923           4.09      184,337     510      72.28
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 629
Lowest: 500
Highest: 803

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.01 - 5.00                                                         1        $90,100           0.02%     $90,100     675      85.00%
5.01 - 10.00                                                        7      1,609,282           0.34      230,500     593      76.68
10.01 - 15.00                                                      17      3,538,428           0.75      208,618     648      80.23
15.01 - 20.00                                                      35      7,551,218           1.60      216,200     616      81.67
20.01 - 25.00                                                      61     11,107,408           2.35      182,498     612      81.96
25.01 - 30.00                                                     122     21,831,016           4.62      179,328     613      80.80
30.01 - 35.00                                                     226     44,576,278           9.43      197,617     619      80.24
35.01 - 40.00                                                     342     67,489,719          14.28      197,665     632      81.43
40.01 - 45.00                                                     459    101,184,920          21.41      220,801     642      83.33
45.01 - 50.00                                                     754    171,048,858          36.20      227,205     635      83.46
50.01 - 55.00                                                     212     41,807,080           8.85      197,660     600      80.18
55.01 - 60.00                                                       3        700,948           0.15      234,000     536      66.23
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 42
Lowest: 4
Highest: 57

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less               200,000.00    50,000.00    50,000.00      50,000.00
50,001 - 100,000          25,588,399.75    80,214.42    50,040.00     100,000.00
100,001 - 150,000         59,635,181.90   125,284.00   100,400.00     150,000.00
150,001 - 200,000         76,508,186.00   173,882.24   150,010.00     200,000.00
200,001 - 250,000         68,889,460.43   223,667.08   200,600.00     250,000.00
250,001 - 300,000         63,653,668.00   273,191.71   250,200.00     300,000.00
300,001 - 350,000         56,749,262.00   324,281.50   301,500.00     350,000.00
350,001 - 400,000         44,736,390.00   372,803.25   350,100.00     400,000.00
400,001 - 450,000         33,362,518.00   422,310.35   400,500.00     450,000.00
450,001 - 500,000         29,683,635.00   486,616.97   455,600.00     500,000.00
500,001 - 550,000          5,818,380.00   528,943.64   505,600.00     550,000.00
550,001 - 600,000          3,509,300.00   584,883.33   560,000.00     600,000.00
600,001 or greater         5,022,375.00   717,482.14   620,100.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   473,356,756.08   211,414.36    50,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $473,356,756.08
Average: $211,414.36
Lowest: $50,000.00
Highest: $1,000,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.501 - 4.000                                                       5     $1,741,560           0.37%    $348,312     720      80.00%
4.001 - 4.500                                                      25      8,415,449           1.78      336,650     690      80.04
4.501 - 5.000                                                     101     30,419,717           6.44      301,248     688      80.09
5.001 - 5.500                                                     157     39,870,194           8.44      254,110     657      79.62
5.501 - 6.000                                                     307     77,137,659          16.32      251,705     646      80.84
6.001 - 6.500                                                     339     77,693,308          16.44      229,649     631      82.87
6.501 - 7.000                                                     423     92,524,812          19.58      219,224     627      84.60
7.001 - 7.500                                                     247     46,820,474           9.91      189,971     623      85.92
7.501 - 8.000                                                     288     50,393,276          10.66      175,349     598      84.20
8.001 - 8.500                                                     147     20,628,728           4.37      140,594     582      82.97
8.501 - 9.000                                                      79     10,541,940           2.23      133,667     567      82.31
9.001 - 9.500                                                      49      6,129,482           1.30      125,309     551      71.72
9.501 - 10.000                                                     31      4,316,506           0.91      139,427     541      68.29
10.001 - 10.500                                                    18      2,899,393           0.61      161,279     546      66.95
10.501 - 11.000                                                    11      1,385,749           0.29      126,095     526      61.06
11.001 - 11.500                                                    10      1,420,256           0.30      142,165     526      61.03
11.501 - 12.000                                                     2        196,751           0.04       98,468     527      66.87
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.626%
Lowest: 3.999%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
15.1 - 20.0                                                         1        $59,890           0.01%     $60,000     672      15.79%
20.1 - 25.0                                                         1         99,743           0.02      100,000     575      24.10
25.1 - 30.0                                                         1         59,919           0.01       60,000     504      25.53
30.1 - 35.0                                                         4        334,740           0.07       83,875     619      32.35
35.1 - 40.0                                                         3        480,080           0.10      160,333     590      37.00
40.1 - 45.0                                                        10      1,772,060           0.38      177,550     618      42.57
45.1 - 50.0                                                        11      1,800,077           0.38      164,000     558      47.00
50.1 - 55.0                                                        20      3,135,059           0.66      157,080     589      53.10
55.1 - 60.0                                                        26      4,541,692           0.96      175,012     564      58.12
60.1 - 65.0                                                        68     12,557,858           2.66      184,982     578      63.75
65.1 - 70.0                                                       100     19,857,658           4.20      198,971     577      68.85
70.1 - 75.0                                                       113     21,890,956           4.63      194,149     576      74.18
75.1 - 80.0                                                       957    210,009,385          44.44      219,735     640      79.85
80.1 - 85.0                                                       175     37,411,035           7.92      214,209     609      84.57
85.1 - 90.0                                                       568    121,008,515          25.61      213,509     635      89.69
90.1 - 95.0                                                        51     12,064,697           2.55      236,976     665      94.49
95.1 - 100.0                                                      130     25,451,888           5.39      196,171     664      99.88
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 82.29%
Lowest: 15.79%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original CLTV                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
15.1 - 20.0                                                         1        $59,890           0.01%     $60,000     672      15.79%
20.1 - 25.0                                                         1         99,743           0.02      100,000     575      24.10
25.1 - 30.0                                                         1         59,919           0.01       60,000     504      25.53
30.1 - 35.0                                                         4        334,740           0.07       83,875     619      32.35
35.1 - 40.0                                                         3        480,080           0.10      160,333     590      37.00
40.1 - 45.0                                                        10      1,772,060           0.38      177,550     618      42.57
45.1 - 50.0                                                        11      1,800,077           0.38      164,000     558      47.00
50.1 - 55.0                                                        20      3,135,059           0.66      157,080     589      53.10
55.1 - 60.0                                                        26      4,541,692           0.96      175,012     564      58.12
60.1 - 65.0                                                        68     12,557,858           2.66      184,982     578      63.75
65.1 - 70.0                                                       100     19,857,658           4.20      198,971     577      68.85
70.1 - 75.0                                                       113     21,890,956           4.63      194,149     576      74.18
75.1 - 80.0                                                       957    210,009,385          44.44      219,735     640      79.85
80.1 - 85.0                                                       175     37,411,035           7.92      214,209     609      84.57
85.1 - 90.0                                                       568    121,008,515          25.61      213,509     635      89.69
90.1 - 95.0                                                        51     12,064,697           2.55      236,976     665      94.49
95.1 - 100.0                                                      130     25,451,888           5.39      196,171     664      99.88
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 82.29%
Lowest: 15.79%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        611   $168,361,561          35.63%    $275,875     645      81.11%
New Jersey                                                        180     44,180,434           9.35      246,018     613      81.26
New York                                                          140     37,613,327           7.96      269,310     616      82.06
Florida                                                           232     35,909,667           7.60      155,115     613      83.43
Illinois                                                          137     23,535,011           4.98      172,209     627      83.82
Massachussetts                                                     78     19,102,037           4.04      245,370     639      81.91
Maryland                                                           77     15,411,491           3.26      200,568     607      82.26
Virginia                                                           55     12,027,368           2.55      219,027     620      82.20
Minnesota                                                          65     11,744,538           2.49      181,064     628      86.65
Nevada                                                             48     10,116,074           2.14      211,164     642      83.89
Other                                                             616     94,533,746          20.01      153,730     622      83.52
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                        1,173   $253,120,637          53.57%    $216,083     649      83.53%
C/O Refi                                                          945    194,129,153          41.08      205,895     607      81.11
R/T Refi                                                          114     24,287,207           5.14      213,328     598      78.93
Texas C/O Refi                                                      7        998,257           0.21      142,977     559      79.44
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                            1,617   $333,170,161          70.51%    $206,359     628      83.14%
Stated                                                            590    130,462,255          27.61      221,617     633      80.43
Easy                                                               32      8,902,838           1.88      278,760     603      77.73
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  1,960   $426,165,901          90.19%    $217,794     627      82.21%
Investor                                                          259     42,540,838           9.00      164,647     654      83.37
Second Home                                                        20      3,828,515           0.81      191,852     598      78.77
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   1,802   $373,195,054          78.98%    $207,444     627      82.18%
2-4 Family                                                        257     63,479,926          13.43      247,574     637      82.96
Condominium                                                       180     35,860,274           7.59      199,537     642      82.28
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 355    $77,613,073          16.42%    $219,117     620      82.39%
12                                                                231     49,337,419          10.44      213,997     629      83.07
24                                                              1,579    330,334,431          69.91      209,542     631      82.19
30                                                                  2        403,431           0.09      202,125     668      82.30
36                                                                 72     14,846,900           3.14      206,462     645      81.43
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 23.0 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                     100.00%
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
4.01 - 5.00                                                         5     $1,741,560           0.37%    $348,312     720      80.00%
5.01 - 6.00                                                       136     41,621,885           8.81      306,098     689      80.11
6.01 - 7.00                                                     2,098    429,171,808          90.82      204,950     623      82.51
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.780%
Lowest: 4.949%
Highest: 6.990%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.50                                                            2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.500%
Lowest: 1.500%
Highest: 1.500%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.01 - 11.00                                                       5     $1,741,560           0.37%    $348,312     720      80.00%
11.01 - 12.00                                                     126     38,835,166           8.22      308,272     689      80.08
12.01 - 13.00                                                     464    117,007,852          24.76      252,519     650      80.42
13.01 - 14.00                                                     761    170,087,016          35.99      223,984     629      83.82
14.01 - 15.00                                                     536     97,344,855          20.60      182,005     610      85.03
15.01 - 16.00                                                     226     31,170,668           6.60      138,173     577      82.74
16.01 - 17.00                                                      80     10,445,988           2.21      130,780     547      70.31
17.01 - 18.00                                                      29      4,285,142           0.91      147,934     540      65.04
18.01 - 19.00                                                      12      1,617,006           0.34      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 13.627%
Lowest: 10.999%
Highest: 18.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                         5     $1,741,560           0.37%    $348,312     720      80.00%
4.01 - 5.00                                                       126     38,835,166           8.22      308,272     689      80.08
5.01 - 6.00                                                       464    117,007,852          24.76      252,519     650      80.42
6.01 - 7.00                                                       762    170,218,120          36.02      223,862     629      83.81
7.01 - 8.00                                                       535     97,213,750          20.57      182,100     610      85.03
8.01 - 9.00                                                       226     31,170,668           6.60      138,173     577      82.74
9.01 - 10.00                                                       80     10,445,988           2.21      130,780     547      70.31
10.01 - 11.00                                                      29      4,285,142           0.91      147,934     540      65.04
11.01 - 12.00                                                      12      1,617,006           0.34      134,882     526      61.74
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 6.626%
Lowest: 3.999%
Highest: 11.750%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
13 - 18                                                            14     $3,599,575           0.76%    $258,225     595      85.51%
19 - 24                                                         2,158    455,019,165          96.29      211,218     629      82.30
25 - 30                                                             1        488,536           0.10      488,750     618      85.00
31 - 36                                                            66     13,427,978           2.84      203,697     652      80.89
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          2,239   $472,535,254         100.00%    $211,414     629      82.29%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.5 months
Lowest: 17 months
Highest: 34 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                            902 records
                                                             Balance: 94,139,019

                                Hypothetical Pool
                                 Fremont - FRMs

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           3       $229,463           0.24%     $76,667     806      62.52%
780 - 799                                                           5      1,172,397           1.25      235,200     785      87.81
760 - 779                                                           4        313,329           0.33       78,500     769      76.85
740 - 759                                                          17      2,110,693           2.24      124,726     748      89.00
720 - 739                                                          22      2,308,379           2.45      105,284     729      84.68
700 - 719                                                          38      4,548,354           4.83      120,092     710      90.51
680 - 699                                                          68      8,492,127           9.02      125,284     687      83.77
660 - 679                                                          71      6,592,195           7.00       93,165     667      87.94
640 - 659                                                         132     12,856,799          13.66       97,691     650      85.87
620 - 639                                                         176     16,915,968          17.97       96,400     630      85.81
600 - 619                                                          92     11,176,979          11.87      121,953     611      78.48
580 - 599                                                         125     10,790,469          11.46       86,597     589      80.65
560 - 579                                                          73      6,970,358           7.40       95,769     570      80.76
540 - 559                                                          44      4,435,246           4.71      101,141     550      79.76
520 - 539                                                          22      3,921,458           4.17      178,700     532      78.58
500 - 519                                                          10      1,304,803           1.39      130,730     510      73.21
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 631
Lowest: 502
Highest: 808

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.01 - 5.00                                                         1       $288,652           0.31%    $290,000     654     100.00%
5.01 - 10.00                                                        3        487,812           0.52      163,583     616      75.25
10.01 - 15.00                                                       8      1,309,719           1.39      164,251     640      78.25
15.01 - 20.00                                                      16      2,312,336           2.46      144,918     650      74.02
20.01 - 25.00                                                      31      3,372,264           3.58      109,274     618      70.91
25.01 - 30.00                                                      46      5,159,014           5.48      112,542     613      79.49
30.01 - 35.00                                                      86     11,001,133          11.69      128,319     624      79.42
35.01 - 40.00                                                     144     14,239,490          15.13       99,190     634      85.74
40.01 - 45.00                                                     191     17,957,316          19.08       94,314     634      86.34
45.01 - 50.00                                                     302     26,796,156          28.46       89,000     633      86.87
50.01 - 55.00                                                      72     11,043,390          11.73      153,877     634      79.17
55.01 - 60.00                                                       2        171,737           0.18       86,070     600      87.91
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 41
Lowest: 4
Highest: 57

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less             8,991,727.00    26,368.70     4,425.00      50,000.00
50,001 - 100,000          17,854,601.98    72,579.68    50,150.00     100,000.00
100,001 - 150,000         13,446,335.00   122,239.41   100,750.00     150,000.00
150,001 - 200,000         10,276,690.00   177,184.31   153,000.00     200,000.00
200,001 - 250,000         11,899,392.00   220,359.11   200,700.00     250,000.00
250,001 - 300,000          9,648,382.00   275,668.06   250,250.00     300,000.00
300,001 - 350,000          7,767,051.00   323,627.13   301,500.00     345,000.00
350,001 - 400,000          7,145,122.50   376,059.08   351,000.00     400,000.00
400,001 - 450,000          2,572,980.00   428,830.00   420,730.00     441,750.00
450,001 - 500,000          2,919,300.00   486,550.00   466,000.00     500,000.00
500,001 - 550,000            546,500.00   546,500.00   546,500.00     546,500.00
600,001 or greater         1,372,000.00   686,000.00   620,000.00     752,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                    94,440,081.48   104,700.76     4,425.00     752,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $94,440,081.48
Average: $104,700.76
Lowest: $4,425.00
Highest: $752,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
5.501 - 6.000                                                      40    $10,286,223          10.93%    $258,155     657      74.18%
6.001 - 6.500                                                      72     17,178,752          18.25      239,249     647      76.87
6.501 - 7.000                                                      68     14,330,061          15.22      211,452     634      75.07
7.001 - 7.500                                                      28      5,621,290           5.97      201,219     616      81.08
7.501 - 8.000                                                      69     10,883,588          11.56      158,129     612      84.01
8.001 - 8.500                                                      67      7,927,976           8.42      118,656     617      87.03
8.501 - 9.000                                                      85      7,840,060           8.33       92,535     623      89.42
9.001 - 9.500                                                      56      3,864,949           4.11       69,261     617      89.64
9.501 - 10.000                                                     63      3,654,521           3.88       58,195     646      96.58
10.001 - 10.500                                                    14        528,407           0.56       37,935     642      99.18
10.501 - 11.000                                                    93      3,992,828           4.24       43,090     633      97.38
11.001 - 11.500                                                    56      2,338,552           2.48       41,904     621      99.46
11.501 - 12.000                                                   123      3,675,407           3.90       30,017     615      98.72
12.001 - 12.500                                                    37      1,041,685           1.11       28,280     618      93.90
12.501 - 13.000                                                    25        838,039           0.89       33,719     626      98.80
13.001 - 13.500                                                     5         96,378           0.10       19,396     622      99.08
13.501 - 14.000                                                     1         40,303           0.04       40,400     623     100.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 7.873%
Lowest: 5.750%
Highest: 13.775%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0.1 - 5.0                                                         123     $1,456,835           1.55%     $11,980     617      93.93%
5.1 - 10.0                                                         22        431,866           0.46       19,767     630      97.79
10.1 - 15.0                                                         7        368,499           0.39       52,907     688      95.49
15.1 - 20.0                                                       368     20,440,999          21.71       55,741     654      99.67
20.1 - 25.0                                                         4        180,747           0.19       45,320     600      56.88
25.1 - 30.0                                                         2        156,641           0.17       78,500     694      28.86
30.1 - 35.0                                                         2        357,819           0.38      179,600     653      34.21
35.1 - 40.0                                                         5        593,747           0.63      119,400     656      37.93
40.1 - 45.0                                                         5      1,151,858           1.22      231,000     611      42.26
45.1 - 50.0                                                         4        949,208           1.01      237,750     645      48.19
50.1 - 55.0                                                         7        996,467           1.06      142,700     618      53.92
55.1 - 60.0                                                        10      1,635,617           1.74      164,200     601      57.82
60.1 - 65.0                                                        24      4,560,802           4.84      190,702     624      63.27
65.1 - 70.0                                                        27      4,791,032           5.09      177,836     626      68.29
70.1 - 75.0                                                        35      7,277,455           7.73      208,680     610      73.89
75.1 - 80.0                                                        95     19,273,441          20.47      203,426     617      79.39
80.1 - 85.0                                                        59      9,310,653           9.89      158,300     619      84.38
85.1 - 90.0                                                        90     16,757,250          17.80      186,689     634      89.58
90.1 - 95.0                                                         5      1,438,338           1.53      288,495     641      94.32
95.1 - 100.0                                                        8      2,009,746           2.13      251,938     697     100.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 63.90%
Lowest: 3.92%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original CLTV                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
15.1 - 20.0                                                         1        $33,821           0.04%     $34,050     622      17.46%
20.1 - 25.0                                                         2         99,643           0.11       50,000     566      21.78
25.1 - 30.0                                                         2        156,641           0.17       78,500     694      28.86
30.1 - 35.0                                                         2        357,819           0.38      179,600     653      34.21
35.1 - 40.0                                                         5        593,747           0.63      119,400     656      37.93
40.1 - 45.0                                                         5      1,151,858           1.22      231,000     611      42.26
45.1 - 50.0                                                         4        949,208           1.01      237,750     645      48.19
50.1 - 55.0                                                         7        996,467           1.06      142,700     618      53.92
55.1 - 60.0                                                        10      1,635,617           1.74      164,200     601      57.82
60.1 - 65.0                                                        24      4,560,802           4.84      190,702     624      63.27
65.1 - 70.0                                                        27      4,791,032           5.09      177,836     626      68.29
70.1 - 75.0                                                        35      7,277,455           7.73      208,680     610      73.89
75.1 - 80.0                                                        95     19,273,441          20.47      203,426     617      79.39
80.1 - 85.0                                                        65      9,404,539           9.99      145,151     619      84.37
85.1 - 90.0                                                        99     17,033,324          18.09      172,524     635      89.56
90.1 - 95.0                                                       124      3,044,844           3.23       24,724     637      94.68
95.1 - 100.0                                                      395     22,778,762          24.20       57,868     657      99.88
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 83.40%
Lowest: 17.46%
Highest: 100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        272    $29,323,318          31.15%    $108,151     648      84.45%
New York                                                           83     14,268,045          15.16      172,399     640      79.81
Florida                                                            99      8,586,877           9.12       86,976     607      82.49
New Jersey                                                         48      7,905,766           8.40      165,266     618      79.78
Maryland                                                           31      4,160,329           4.42      134,544     630      80.76
Hawaii                                                             27      3,668,375           3.90      136,389     643      83.13
Virginia                                                           28      2,766,216           2.94       99,072     621      85.68
Illinois                                                           31      2,593,277           2.75       83,992     628      84.81
Massachussetts                                                     29      2,258,252           2.40       78,089     601      80.31
Georgia                                                            28      2,004,053           2.13       71,782     612      85.22
Other                                                             226     16,604,512          17.64       73,738     619      87.13
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
C/O Refi                                                          314    $47,567,581          50.53%    $151,959     618      79.04%
Purchase                                                          524     35,698,338          37.92       68,355     650      91.94
R/T Refi                                                           63     10,773,320          11.44      171,540     626      74.36
Texas C/O Refi                                                      1         99,780           0.11      100,000     573      80.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Full                                                              703    $73,456,429          78.03%    $104,823     628      82.87%
Stated                                                            191     19,629,901          20.85      103,088     641      85.63
Easy                                                                8      1,052,689           1.12      132,441     671      78.46
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                    818    $84,020,406          89.25%    $103,046     628      83.94%
Investor                                                           75      7,879,841           8.37      105,385     660      77.82
Second Home                                                         9      2,238,772           2.38      249,411     656      82.56
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                     736    $73,031,260          77.58%     $99,542     627      83.83%
2-4 Family                                                        104     15,756,888          16.74      151,991     646      81.25
Condominium                                                        62      5,350,871           5.68       86,610     650      83.83
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 171    $13,910,309          14.78%     $81,664     619      84.52%
12                                                                 86     12,067,016          12.82      140,692     646      80.64
24                                                                384     25,038,750          26.60       65,434     640      91.36
36                                                                261     43,122,944          45.81      165,706     626      79.18
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            902    $94,139,019         100.00%    $104,701     631      83.40%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 28.6 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
Not Insured                     100.00%
----------------------------   -------
Total:                          100.00%

Gross Margin (ARMs)

Initial Cap (ARMs)

Periodic Cap (ARMs)

Maximum Rate (ARMs)

Minimum Rate (ARMs)

Next Rate Adjustment Date (ARMs)

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                          1,390 records
                                                            Balance: 306,558,083

                                Hypothetical Pool
                                  Wells - LTVs

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.1 - 15.0                                                         1        $19,834           0.01%     $20,000     775      10.31%
15.1 - 20.0                                                         1        497,238           0.16      500,000     698      15.04
30.1 - 35.0                                                         7        828,290           0.27      119,004     729      33.57
35.1 - 40.0                                                         4      1,501,123           0.49      377,650     632      36.38
40.1 - 45.0                                                         4      1,802,042           0.59      453,750     718      42.33
45.1 - 50.0                                                         6      1,266,384           0.41      212,333     700      47.71
50.1 - 55.0                                                         7      1,103,334           0.36      158,714     696      53.86
55.1 - 60.0                                                        22      4,750,309           1.55      217,295     694      57.85
60.1 - 65.0                                                        23      7,459,542           2.43      326,300     671      63.38
65.1 - 70.0                                                        59     14,396,505           4.70      245,597     692      69.11
70.1 - 75.0                                                        61     14,257,308           4.65      239,214     689      73.22
75.1 - 80.0                                                       203     47,145,193          15.38      234,102     693      79.31
80.1 - 85.0                                                        81     19,780,992           6.45      247,135     671      83.74
85.1 - 90.0                                                       441     98,731,069          32.21      225,463     677      89.66
90.1 - 95.0                                                       460     91,440,307          29.83      199,930     683      94.66
95.1 - 100.0                                                       10      1,578,614           0.51      158,777     701      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 85.23%
Lowest: 10.31%
Highest: 95.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
MI Effective OLTV                                               Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.1 - 15.0                                                         1        $19,834           0.01%     $20,000     775      10.31%
15.1 - 20.0                                                         1        497,238           0.16      500,000     698      15.04
30.1 - 35.0                                                         7        828,290           0.27      119,004     729      33.57
35.1 - 40.0                                                         4      1,501,123           0.49      377,650     632      36.38
40.1 - 45.0                                                         4      1,802,042           0.59      453,750     718      42.33
45.1 - 50.0                                                         6      1,266,384           0.41      212,333     700      47.71
50.1 - 55.0                                                         7      1,103,334           0.36      158,714     696      53.86
55.1 - 60.0                                                        29      6,255,214           2.04      217,034     693      64.50
60.1 - 65.0                                                       506    118,609,253          38.69      236,082     676      87.71
65.1 - 70.0                                                       559    112,770,533          36.79      203,080     683      90.54
70.1 - 75.0                                                        61     14,257,308           4.65      239,214     689      73.22
75.1 - 80.0                                                       203     47,145,193          15.38      234,102     693      79.31
80.1 - 85.0                                                         2        502,337           0.16      252,687     741      80.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 66.78%
Lowest: 10.31%
Highest: 80.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
MI Coverage                                                     Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Amerin Guarantee                                                  430    $91,292,777          29.78%    $213,700     678      91.35%
Not Insured                                                       400     95,529,438          31.16      241,149     691      71.72
PMI Mortgage Insurance Corp.                                      560    119,735,868          39.06      215,369     680      91.33
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                          1,390 records
                                                            Balance: 306,558,083

                                Hypothetical Pool
                                   Wells Fargo

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           9     $1,521,687           0.50%    $170,195     807      83.16%
780 - 799                                                          37      6,131,161           2.00      175,965     789      83.47
760 - 779                                                          72     13,548,977           4.42      191,073     769      81.08
740 - 759                                                          81     16,590,838           5.41      206,043     749      83.72
720 - 739                                                         135     27,144,235           8.85      202,243     728      86.71
700 - 719                                                         147     34,367,232          11.21      235,705     709      83.85
680 - 699                                                         206     45,132,886          14.72      220,462     689      84.65
660 - 679                                                         227     50,474,899          16.47      223,636     669      86.81
640 - 659                                                         255     58,520,228          19.09      230,908     650      85.95
620 - 639                                                         206     49,168,134          16.04      240,133     630      85.67
600 - 619                                                          10      2,745,550           0.90      276,754     613      82.16
580 - 599                                                           5      1,212,255           0.40      243,822     594      79.29
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 683
Lowest: 587
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                          1,062   $227,496,419          74.21%    $216,035     683      85.68%
5.01 - 10.00                                                        3        676,034           0.22      226,667     697      89.22
10.01 - 15.00                                                       6      1,028,524           0.34      172,521     680      87.69
15.01 - 20.00                                                      11      2,576,708           0.84      235,877     682      74.33
20.01 - 25.00                                                      34      6,621,040           2.16      195,931     697      82.87
25.01 - 30.00                                                      34      7,505,393           2.45      222,034     688      84.00
30.01 - 35.00                                                      46     10,962,641           3.58      239,632     691      83.74
35.01 - 40.00                                                      53     13,995,581           4.57      265,595     678      83.76
40.01 - 45.00                                                      76     18,422,828           6.01      243,833     680      87.41
45.01 - 50.00                                                      51     13,573,868           4.43      267,686     675      82.50
50.01 - 55.00                                                      10      2,574,048           0.84      259,208     663      81.19
55.01 - 60.00                                                       4      1,124,999           0.37      283,000     615      74.26
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 37
Lowest: 7
Highest: 60

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less               474,952.00    31,663.47    18,000.00      49,500.00
50,001 - 100,000          15,036,896.00    81,280.52    50,400.00     100,000.00
100,001 - 150,000         37,901,493.00   124,675.96   100,320.00     150,000.00
150,001 - 200,000         45,426,879.00   173,385.03   150,100.00     200,000.00
200,001 - 250,000         40,627,696.00   224,462.41   201,300.00     250,000.00
250,001 - 300,000         38,054,227.00   273,771.42   250,200.00     300,000.00
300,001 - 350,000         31,690,137.00   323,368.74   300,600.00     350,000.00
350,001 - 400,000         25,568,287.00   376,004.22   350,910.00     400,000.00
400,001 - 450,000         16,273,744.00   428,256.42   407,550.00     450,000.00
450,001 - 500,000         16,322,472.00   480,072.71   452,000.00     500,000.00
500,001 - 550,000          7,352,254.00   525,161.00   508,500.00     545,712.00
550,001 - 600,000         12,093,376.00   575,875.05   553,500.00     600,000.00
600,001 or greater        22,134,471.00   714,015.19   603,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   308,956,884.00   222,271.14    18,000.00   1,000,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $308,956,884.00
Average: $222,271.14
Lowest: $18,000.00
Highest: $1,000,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.001 - 3.500                                                       7     $1,863,038           0.61%    $268,014     710      76.52%
3.501 - 4.000                                                      61     13,109,639           4.28      216,389     701      73.18
4.001 - 4.500                                                     169     38,276,241          12.49      227,939     689      79.95
4.501 - 5.000                                                     287     65,973,174          21.52      231,509     683      84.98
5.001 - 5.500                                                     254     58,633,033          19.13      232,909     678      85.02
5.501 - 6.000                                                     253     56,832,156          18.54      227,177     681      85.96
6.001 - 6.500                                                     233     47,367,951          15.45      204,457     680      89.56
6.501 - 7.000                                                     111     22,058,326           7.20      199,816     679      91.69
7.001 - 7.500                                                      11      1,871,185           0.61      171,113     687      92.26
7.501 - 8.000                                                       2        434,575           0.14      220,550     636      87.72
9.001 - 9.500                                                       1         68,848           0.02       70,200     732      90.00
11.001 - 11.500                                                     1         69,917           0.02       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.385%
Lowest: 3.250%
Highest: 11.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
10.1 - 15.0                                                         1        $19,834           0.01%     $20,000     775      10.31%
15.1 - 20.0                                                         1        497,238           0.16      500,000     698      15.04
30.1 - 35.0                                                         7        828,290           0.27      119,004     729      33.57
35.1 - 40.0                                                         4      1,501,123           0.49      377,650     632      36.38
40.1 - 45.0                                                         4      1,802,042           0.59      453,750     718      42.33
45.1 - 50.0                                                         6      1,266,384           0.41      212,333     700      47.71
50.1 - 55.0                                                         7      1,103,334           0.36      158,714     696      53.86
55.1 - 60.0                                                        22      4,750,309           1.55      217,295     694      57.85
60.1 - 65.0                                                        23      7,459,542           2.43      326,300     671      63.38
65.1 - 70.0                                                        59     14,396,505           4.70      245,597     692      69.11
70.1 - 75.0                                                        61     14,257,308           4.65      239,214     689      73.22
75.1 - 80.0                                                       203     47,145,193          15.38      234,102     693      79.31
80.1 - 85.0                                                        81     19,780,992           6.45      247,135     671      83.74
85.1 - 90.0                                                       441     98,731,069          32.21      225,463     677      89.66
90.1 - 95.0                                                       460     91,440,307          29.83      199,930     683      94.66
95.1 - 100.0                                                       10      1,578,614           0.51      158,777     701      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 85.23%
Lowest: 10.31%
Highest: 95.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        256    $81,309,731          26.52%    $319,616     684      82.51%
Florida                                                           109     20,782,585           6.78      191,798     687      83.61
Massachussetts                                                     57     17,453,280           5.69      307,951     673      89.15
Colorado                                                           75     16,517,691           5.39      221,992     690      84.40
Minnesota                                                          77     16,067,654           5.24      209,925     690      87.26
Illinois                                                           56     11,884,431           3.88      213,525     667      86.23
New York                                                           39     10,853,254           3.54      280,027     671      82.63
Virginia                                                           43     10,849,566           3.54      253,871     684      83.19
Arizona                                                            66     10,611,709           3.46      161,797     684      88.09
New Jersey                                                         34      9,841,213           3.21      291,015     681      87.38
Other                                                             578    100,386,970          32.75      175,596     684      86.76
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                          787   $159,869,277          52.15%    $205,011     695      88.49%
C/O Refi                                                          468    116,791,055          38.10      251,119     666      81.72
R/T Refi                                                          135     29,897,751           9.75      222,886     681      81.43
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
No Doc                                                            519   $105,457,943          34.40%    $204,644     694      85.40%
No Ratio w nonverified assets                                     430     96,675,205          31.54      226,506     673      86.58
Stated w nonverified assets                                       276     65,691,280          21.43      239,417     676      84.50
Stated w verified assets                                           97     24,151,052           7.88      250,463     692      81.32
No Ratio w verified assets                                         68     14,582,602           4.76      220,220     686      84.72
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                  1,063   $248,821,803          81.17%    $235,951     679      85.88%
Investor                                                          288     50,312,266          16.41      175,939     703      82.33
Second Home                                                        39      7,424,014           2.42      191,547     669      83.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                   1,145   $254,842,496          83.13%    $224,399     681      85.24%
2-4 Family                                                        105     27,770,293           9.06      266,036     690      83.79
Low Rise Condo                                                    121     20,810,344           6.79      173,007     695      86.61
High Rise Condo                                                    11      2,151,381           0.70      196,674     683      88.02
MF Housing                                                          8        983,568           0.32      123,659     661      87.70
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 636   $151,946,194          49.57%    $241,076     684      85.15%
24                                                                586    120,520,750          39.31      207,022     681      86.30
36                                                                168     34,091,139          11.12      204,271     687      81.73
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 26.6 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
PMI Mortgage Insurance Corp.     39.06%
Not Insured                      31.17
Amerin Guarantee                 29.77
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.01 - 2.00                                                        30     $7,270,263           2.37%    $244,095     719      73.17%
2.01 - 3.00                                                       686    158,180,809          51.60      232,655     685      81.02
3.01 - 4.00                                                       660    138,656,292          45.23      211,469     678      90.53
4.01 - 5.00                                                        14      2,450,719           0.80      175,940     676      92.21
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 2.986%
Lowest: 1.750%
Highest: 4.375%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                            1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                            1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                       68    $14,972,677           4.88%    $221,703     702      73.60%
10.01 - 11.00                                                     456    104,249,415          34.01      230,186     685      83.13
11.01 - 12.00                                                     507    115,465,188          37.67      230,048     680      85.48
12.01 - 13.00                                                     344     69,426,277          22.65      202,959     680      90.24
13.01 - 14.00                                                      13      2,305,760           0.75      178,719     677      91.40
15.01 - 16.00                                                       1         68,848           0.02       70,200     732      90.00
17.01 - 18.00                                                       1         69,917           0.02       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 11.385%
Lowest: 9.250%
Highest: 17.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                        68    $14,972,677           4.88%    $221,703     702      73.60%
4.01 - 5.00                                                       456    104,249,415          34.01      230,186     685      83.13
5.01 - 6.00                                                       507    115,465,188          37.67      230,048     680      85.48
6.01 - 7.00                                                       344     69,426,277          22.65      202,959     680      90.24
7.01 - 8.00                                                        13      2,305,760           0.75      178,719     677      91.40
9.01 - 10.00                                                        1         68,848           0.02       70,200     732      90.00
11.01 - 12.00                                                       1         69,917           0.02       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.385%
Lowest: 3.250%
Highest: 11.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score        LTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.02%     $70,200     732      90.00%
13 - 18                                                           383     83,741,957          27.32      220,793     678      87.51
19 - 24                                                           604    135,870,162          44.32      226,459     680      86.34
25 - 30                                                           117     26,053,256           8.50      224,325     687      80.69
31 - 36                                                           285     60,823,859          19.84      215,074     692      81.53
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                          1,390   $306,558,083         100.00%    $222,271     683      85.23%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 22.2 months
Lowest: 9 months
Highest: 32 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and
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material may, from time to time, have long or short positions in, and/or buy and
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

Global Structured Finance                                            990 records
                                                            Balance: 211,028,644

                                Hypothetical Pool
                                  Loans with MI

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Credit Score                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
800 - 819                                                           5       $850,955           0.40%    $171,187     810      93.07%
780 - 799                                                          18      3,192,733           1.51      184,415     788      90.60
760 - 779                                                          43      7,796,329           3.69      185,254     768      91.92
740 - 759                                                          44      8,780,755           4.16      200,673     750      92.43
720 - 739                                                          97     19,515,713           9.25      202,324     728      92.21
700 - 719                                                          97     20,062,905           9.51      208,089     709      91.47
680 - 699                                                         147     29,984,235          14.21      205,186     689      91.26
660 - 679                                                         176     37,346,039          17.70      213,368     669      91.26
640 - 659                                                         200     45,082,502          21.36      226,764     650      90.97
620 - 639                                                         159     37,183,420          17.62      235,254     630      91.05
600 - 619                                                           3      1,011,205           0.48      339,972     613      91.22
580 - 599                                                           1        221,854           0.11      223,110     587      90.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 679
Lowest: 587
Highest: 816

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Debt-to-Income Ratio                                            Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
= 0.00                                                            786   $163,036,425          77.26%    $208,955     680      91.37%
5.01 - 10.00                                                        2        569,210           0.27      286,353     709      90.95
10.01 - 15.00                                                       6      1,028,524           0.49      172,521     680      87.69
15.01 - 20.00                                                       6      1,208,945           0.57      202,858     677      89.05
20.01 - 25.00                                                      17      3,594,478           1.70      212,610     690      91.27
25.01 - 30.00                                                      21      4,378,458           2.07      209,628     685      91.94
30.01 - 35.00                                                      22      5,511,160           2.61      251,790     673      90.68
35.01 - 40.00                                                      32      7,698,779           3.65      241,979     668      91.47
40.01 - 45.00                                                      56     13,562,784           6.43      243,501     675      91.53
45.01 - 50.00                                                      35      8,822,391           4.18      253,409     671      90.88
50.01 - 55.00                                                       7      1,617,491           0.77      232,726     657      93.09
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 37
Lowest: 7
Highest: 54

                                  Total      Average       Lowest        Highest
Original Balance                Balance      Balance      Balance        Balance
----------------------   --------------   ----------   ----------   ------------
50,000 or less               377,619.00    34,329.00    18,999.00      49,500.00
50,001 - 100,000          10,101,150.00    80,809.20    50,400.00     100,000.00
100,001 - 150,000         27,934,582.00   124,707.96   100,320.00     148,600.00
150,001 - 200,000         33,660,644.00   173,508.47   150,100.00     200,000.00
200,001 - 250,000         28,536,726.00   224,698.63   201,300.00     250,000.00
250,001 - 300,000         28,665,244.00   273,002.32   250,200.00     300,000.00
300,001 - 350,000         22,169,577.00   321,298.22   300,600.00     348,500.00
350,001 - 400,000         20,681,925.00   376,035.00   350,910.00     400,000.00
400,001 - 450,000         11,558,244.00   428,083.11   407,550.00     450,000.00
450,001 - 500,000          9,031,857.00   475,360.89   454,750.00     500,000.00
500,001 - 550,000          4,715,042.00   523,893.56   508,500.00     544,400.00
550,001 - 600,000          7,439,456.00   572,265.85   553,500.00     595,000.00
600,001 or greater         7,625,371.00   635,447.58   603,000.00     650,000.00
----------------------   --------------   ----------   ----------   ------------
Total:                   212,497,437.00   214,643.88    18,999.00     650,000.00
----------------------   --------------   ----------   ----------   ------------
Total: $212,497,437.00
Average: $214,643.88
Lowest: $18,999.00
Highest: $650,000.00

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Coupon                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.501 - 4.000                                                       4       $864,384           0.41%    $217,518     682      87.81%
4.001 - 4.500                                                      77     17,891,899           8.48      233,754     679      90.32
4.501 - 5.000                                                     200     43,848,070          20.78      220,525     681      90.87
5.001 - 5.500                                                     195     41,857,655          19.84      216,799     675      91.22
5.501 - 6.000                                                     186     40,866,141          19.37      221,357     678      91.44
6.001 - 6.500                                                     208     42,105,608          19.95      203,588     681      91.66
6.501 - 7.000                                                     106     21,249,580          10.07      201,557     679      92.64
7.001 - 7.500                                                      11      1,871,185           0.89      171,113     687      92.26
7.501 - 8.000                                                       1        335,357           0.16      341,100     638      90.00
9.001 - 9.500                                                       1         68,848           0.03       70,200     732      90.00
11.001 - 11.500                                                     1         69,917           0.03       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.596%
Lowest: 3.750%
Highest: 11.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original LTV                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
80.1 - 85.0                                                        79    $19,278,655           9.14%    $246,995     669      83.84%
85.1 - 90.0                                                       441     98,731,069          46.79      225,463     677      89.66
90.1 - 95.0                                                       460     91,440,307          43.33      199,930     683      94.66
95.1 - 100.0                                                       10      1,578,614           0.75      158,777     701      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 91.34%
Lowest: 80.47%
Highest: 95.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Original CLTV                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
80.1 - 85.0                                                        79    $19,278,655           9.14%    $246,995     669      83.84%
85.1 - 90.0                                                       441     98,731,069          46.79      225,463     677      89.66
90.1 - 95.0                                                       460     91,440,307          43.33      199,930     683      94.66
95.1 - 100.0                                                       10      1,578,614           0.75      158,777     701      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 91.34%
Lowest: 80.47%
Highest: 95.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
State                                                           Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
California                                                        156    $47,951,807          22.72%    $309,280     678      90.40%
Massachussetts                                                     49     15,547,950           7.37      319,076     672      91.56
Florida                                                            82     13,358,356           6.33      163,808     686      91.13
Minnesota                                                          59     12,238,713           5.80      208,635     685      91.52
Colorado                                                           51     10,287,515           4.87      203,503     683      91.55
Illinois                                                           43      9,102,376           4.31      212,995     665      91.49
New Jersey                                                         27      7,896,394           3.74      293,980     676      92.14
Arizona                                                            49      7,828,984           3.71      160,704     681      92.61
New York                                                           28      7,390,693           3.50      265,582     666      90.45
Nevada                                                             35      6,699,104           3.17      192,539     691      92.06
Other                                                             411     72,726,753          34.46      178,464     680      91.66
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Loan Purpose                                                    Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Purchase                                                          622   $123,276,476          58.42%    $199,707     691      92.19%
C/O Refi                                                          291     71,288,350          33.78      246,455     659      90.07
R/T Refi                                                           77     16,463,818           7.80      215,081     674      90.49
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Documentation                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
No Ratio w nonverified assets                                     347    $74,235,345          35.18%    $215,580     671      90.93%
No Doc                                                            355     72,391,711          34.30      205,429     689      91.69
Stated w nonverified assets                                       179     41,279,739          19.56      231,909     673      91.60
Stated w verified assets                                           59     13,746,998           6.51      234,296     683      90.96
No Ratio w verified assets                                         50      9,374,852           4.44      188,578     680      91.25
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Occupancy Status                                                Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Owner Occupied                                                    784   $175,918,193          83.36%    $226,010     676      91.69%
Investor                                                          186     31,062,482          14.72      167,924     700      89.58
Second Home                                                        20      4,047,970           1.92      203,598     664      89.71
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Property Type                                                   Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Single Family                                                     814   $175,711,717          83.26%    $217,423     677      91.40%
2-4 Family                                                         70     17,061,065           8.08      245,084     692      90.22
Low Rise Condo                                                     91     15,866,128           7.52      175,341     689      91.93
High Rise Condo                                                     8      1,510,525           0.72      189,826     675      91.99
MF Housing                                                          7        879,210           0.42      126,325     663      89.52
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Prepay                                                          Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
0                                                                 444   $102,346,239          48.50%    $232,244     679      91.13%
24                                                                446     89,413,128          42.37      201,773     677      91.78
36                                                                100     19,269,277           9.13      193,902     684      90.41
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 26.1 months
Lowest: 0 months
Highest: 36 months

MI Coverage                    Percent
----------------------------   -------
PMI Mortgage Insurance Corp.     56.74%
Amerin Guarantee                 43.26
----------------------------   -------
Total:                          100.00%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Gross Margin (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
2.01 - 3.00                                                       351    $77,860,780          36.90%    $223,508     680      90.67%
3.01 - 4.00                                                       626    130,816,363          61.99      210,356     678      91.71
4.01 - 5.00                                                        13      2,351,501           1.11      181,781     678      92.73
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.180%
Lowest: 2.125%
Highest: 4.375%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Initial Cap (ARMs)                                              Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.00                                                              990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 3.000%
Lowest: 3.000%
Highest: 3.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Periodic Cap (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
1.00                                                              990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Maximum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
9.01 - 10.00                                                        4       $864,384           0.41%    $217,518     682      87.81%
10.01 - 11.00                                                     277     61,739,970          29.26      224,202     681      90.71
11.01 - 12.00                                                     381     82,723,796          39.20      219,024     677      91.33
12.01 - 13.00                                                     314     63,355,187          30.02      202,902     680      91.99
13.01 - 14.00                                                      12      2,206,542           1.05      185,279     679      91.92
15.01 - 16.00                                                       1         68,848           0.03       70,200     732      90.00
17.01 - 18.00                                                       1         69,917           0.03       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 11.596%
Lowest: 9.750%
Highest: 17.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Minimum Rate (ARMs)                                             Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
3.01 - 4.00                                                         4       $864,384           0.41%    $217,518     682      87.81%
4.01 - 5.00                                                       277     61,739,970          29.26      224,202     681      90.71
5.01 - 6.00                                                       381     82,723,796          39.20      219,024     677      91.33
6.01 - 7.00                                                       314     63,355,187          30.02      202,902     680      91.99
7.01 - 8.00                                                        12      2,206,542           1.05      185,279     679      91.92
9.01 - 10.00                                                        1         68,848           0.03       70,200     732      90.00
11.01 - 12.00                                                       1         69,917           0.03       70,300     692      95.00
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 5.596%
Lowest: 3.750%
Highest: 11.250%

                                                               Number      Aggregate        Percent      Average
                                                                   of        Current       of Loans     Original    W.A.       W.A.
                                                             Mortgage      Principal   by Principal    Principal    FICO   Original
Next Rate Adjustment Date (ARMs)                                Loans        Balance        Balance      Balance   Score       CLTV
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
7 - 12                                                              1        $68,848           0.03%     $70,200     732      90.00%
13 - 18                                                           307     63,633,437          30.15      208,692     679      91.93
19 - 24                                                           467    101,870,359          48.27      219,512     677      91.42
25 - 30                                                            67     14,641,569           6.94      220,089     685      89.76
31 - 36                                                           148     30,814,432          14.60      210,141     686      90.62
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
Total:                                                            990   $211,028,644         100.00%    $214,644     679      91.34%
----------------------------------------------------------   --------   ------------   ------------    ---------   -----   --------
W.A.: 21.4 months
Lowest: 9 months
Highest: 32 months

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdicti where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to sec that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regard the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this ma is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC FOR INTERNAL USE ONLY

ABFC 2004-HE1                                       [Banc of America Securities]

Assumptions

Prepay Speed             100% PPC
Libor                    Forward
Default Curve            Enclosed curve
Loss Severity            50%
Recovery Delay           0 months
Trigger                  Fail
Run to                   Maturity
Defaults are in addition to prepayments


                          Default Multiple     Cum Loss (%)
                          ----------------     ------------
        Class M1                30.8%             15.40%
        Class M2                23.2%             11.60%
        Class M3                21.3%             10.65%
        Class M4                19.4%             9.70%
        Class M5                17.4%             8.70%
        Class M6                15.4%             7.70%
        Class M7                14.7%             7.35%
        Class M8                13.2%             6.60%
        Class M9                11.9%             5.95%


                1     0.020210
                2           --
                3     0.020210
                4     0.080820
                5     0.161650
                6     0.202060
                7     0.444530
                8     0.545560
                9     0.687010
               10     0.747630
               11     1.010310
               12     1.070920
               13     1.333600
               14     1.434630
               15     1.656900
               16     1.677110
               17     1.980200
               18     1.980200
               19     2.101430
               20     2.182260
               21     2.020610
               22     2.626790
               23     2.061020
               24     2.525760
               25     2.788440
               26     2.505560
               27     3.091530
               28     2.283290
               29     2.849060
               30     2.485350
               31     2.586380
               32     2.465140
               33     2.485350
               34     2.707620
               35     2.505560
               36     3.071330
               37     2.889470
               38     1.879170
               39     1.414430
               40     1.656900
               41     2.020610
               42     2.162050
               43     1.636690
               44     2.263080
               45     1.394220
               46     1.818550
               47     1.838760
               48     1.333600
               49     2.081230
               50     1.374010
               51     1.515460
               52     1.091130
               53     1.757930
               54     1.778140
               55     1.475050
               56     1.192160
               57     1.374010
               58     0.545560
               59     1.515460
               60     1.596280

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

ABFC 2004-HE1                                       [Banc of America Securities]

Assumptions for AFC

Prepay Speed  100% FRM PPC/ 100% ARM PPC

           Date   Static Libor    Libor @ 5%    Libor @ 20%
     ----------   ------------    ----------    -----------
 1    9/25/2004           5.85%         5.85%          5.85%
 2   10/25/2004           5.85%         5.85%          5.85%
 3   11/25/2004           5.67%         5.67%          5.67%
 4   12/25/2004           5.85%         5.85%          5.85%
 5    1/25/2005           5.67%         5.67%          5.67%
 6    2/25/2005           5.67%         5.67%          5.67%
 7    3/25/2005           6.27%         6.27%          6.27%
 8    4/25/2005           5.67%         5.67%          5.67%
 9    5/25/2005           5.85%         5.85%          5.85%
10    6/25/2005           5.67%         5.67%          5.67%
11    7/25/2005           5.85%         5.85%          5.85%
12    8/25/2005           5.67%         5.67%          5.67%
13    9/25/2005           5.67%         5.67%          5.67%
14   10/25/2005           5.86%         5.86%          5.86%
15   11/25/2005           5.67%         5.67%          5.67%
16   12/25/2005           5.86%         5.86%          5.86%
17    1/25/2006           5.67%         5.67%          5.67%
18    2/25/2006           5.67%         5.67%          5.67%
19    3/25/2006           6.28%         6.28%          6.28%
20    4/25/2006           5.68%         6.26%          6.38%
21    5/25/2006           5.87%         6.47%          6.59%
22    6/25/2006           6.76%         7.81%          7.93%
23    7/25/2006           6.99%         8.08%          8.20%
24    8/25/2006           6.76%         7.82%          7.94%
25    9/25/2006           6.77%         7.82%          7.93%
26   10/25/2006           6.99%         8.08%          8.44%
27   11/25/2006           6.77%         7.82%          8.16%
28   12/25/2006           6.99%         8.87%          9.23%
29    1/25/2007           6.77%         8.59%          8.93%
30    2/25/2007           6.77%         8.59%          8.93%
31    3/25/2007           7.50%         9.50%          9.88%
32    4/25/2007           6.77%         8.84%          9.42%
33    5/25/2007           7.00%         9.13%          9.73%
34    6/25/2007           6.78%         9.17%         10.18%
35    7/25/2007           7.04%         9.51%         10.56%
36    8/25/2007           6.81%         9.20%         10.21%
37    9/25/2007           6.81%         9.20%         10.21%
38   10/25/2007           7.04%         9.50%         10.87%
39   11/25/2007           6.82%         9.19%         10.51%
40   12/25/2007           7.04%         9.50%         11.38%
41    1/25/2008           6.82%         9.21%         11.03%
42    2/25/2008           6.82%         9.20%         11.02%
43    3/25/2008           7.29%         9.84%         11.77%
44    4/25/2008           6.82%         9.20%         11.09%
45    5/25/2008           7.05%         9.50%         11.46%
46    6/25/2008           6.82%         9.19%         11.08%
47    7/25/2008           7.05%         9.51%         11.46%
48    8/25/2008           6.82%         9.20%         11.09%
49    9/25/2008           6.82%         9.19%         11.08%
50   10/25/2008           7.05%         9.50%         11.53%
51   11/25/2008           6.83%         9.18%         11.15%
52   12/25/2008           7.05%         9.49%         11.51%
53    1/25/2009           6.83%         9.18%         11.15%
54    2/25/2009           6.83%         9.17%         11.14%
55    3/25/2009           7.56%        10.15%         12.32%
56    4/25/2009           6.83%         9.16%         11.12%
57    5/25/2009           7.06%         9.46%         11.48%
58    6/25/2009           6.83%         9.15%         11.10%
59    7/25/2009           7.06%         9.46%         11.46%
60    8/25/2009           6.83%         9.15%         11.09%
61    9/25/2009           6.83%         9.14%         11.08%
62   10/25/2009           7.06%         9.44%         11.44%
63   11/25/2009           6.84%         9.13%         11.06%
64   12/25/2009           7.07%         9.43%         11.42%
65    1/25/2010           6.84%         9.12%         11.04%
66    2/25/2010           6.84%         9.12%         11.03%
67    3/25/2010           7.57%        10.09%         12.20%
68    4/25/2010           6.84%         9.11%         11.01%
69    5/25/2010           7.07%         9.41%         11.37%
70    6/25/2010           6.84%         9.10%         10.99%
71    7/25/2010           7.07%         9.40%         11.35%
72    8/25/2010           6.84%         9.09%         10.97%
73    9/25/2010           6.84%         9.08%         10.96%
74   10/25/2010           7.07%         9.38%         11.32%


Assumptions for AFC
Prepay Speed        50% FRM PPC/ 200% ARM PPC

           Date   Static Libor    Libor @ 5%    Libor @ 20%
     ----------   ------------    ----------    -----------
 1    9/25/2004           5.85%         5.85%          5.85%
 2   10/25/2004           5.86%         5.86%          5.86%
 3   11/25/2004           5.67%         5.67%          5.67%
 4   12/25/2004           5.86%         5.86%          5.86%
 5    1/25/2005           5.68%         5.68%          5.68%
 6    2/25/2005           5.68%         5.68%          5.68%
 7    3/25/2005           6.30%         6.30%          6.30%
 8    4/25/2005           5.70%         5.70%          5.70%
 9    5/25/2005           5.89%         5.89%          5.89%
10    6/25/2005           5.71%         5.71%          5.71%
11    7/25/2005           5.91%         5.91%          5.91%
12    8/25/2005           5.73%         5.73%          5.73%
13    9/25/2005           5.74%         5.74%          5.74%
14   10/25/2005           5.94%         5.94%          5.94%
15   11/25/2005           5.76%         5.76%          5.76%
16   12/25/2005           5.97%         5.97%          5.97%
17    1/25/2006           5.79%         5.79%          5.79%
18    2/25/2006           5.81%         5.81%          5.81%
19    3/25/2006           6.45%         6.45%          6.45%
20    4/25/2006           5.85%         6.34%          6.43%
21    5/25/2006           6.07%         6.56%          6.66%
22    6/25/2006           6.86%         7.76%          7.85%
23    7/25/2006           7.10%         8.01%          8.10%
24    8/25/2006           6.88%         7.74%          7.83%
25    9/25/2006           6.89%         7.72%          7.81%
26   10/25/2006           7.12%         7.96%          8.22%
27   11/25/2006           6.90%         7.69%          7.94%
28   12/25/2006           7.13%         8.55%          8.79%
29    1/25/2007           6.91%         8.24%          8.47%
30    2/25/2007           6.92%         8.20%          8.42%
31    3/25/2007           7.67%         9.04%          9.27%
32    4/25/2007           6.93%         8.28%          8.63%
33    5/25/2007           7.17%         8.51%          8.86%
34    6/25/2007           6.95%         8.40%          9.00%
35    7/25/2007           7.21%         8.65%          9.25%
36    8/25/2007           6.98%         8.31%          8.87%
37    9/25/2007           6.99%         8.26%          8.78%
38   10/25/2007           7.22%         8.48%          9.15%
39   11/25/2007           7.00%         8.15%          8.77%
40   12/25/2007           7.23%         8.36%          9.22%
41    1/25/2008           7.01%         8.05%          8.83%
42    2/25/2008           7.01%         8.00%          8.74%
43    3/25/2008           7.50%         8.49%          9.24%
44    4/25/2008           7.02%         7.90%          8.58%
45    5/25/2008           7.26%         8.11%          8.78%
46    6/25/2008           7.03%         7.80%          8.41%
47    7/25/2008           7.27%         8.02%          8.61%
48    8/25/2008           7.04%         7.72%          8.25%
49    9/25/2008           7.04%         7.67%          8.17%
50   10/25/2008           7.28%         7.89%          8.39%
51   11/25/2008           7.04%         7.60%          8.05%
52   12/25/2008           7.28%         7.81%          8.25%
53    1/25/2009           7.05%         7.53%          7.92%
54    2/25/2009           7.05%         7.49%          7.86%
55    3/25/2009           7.81%         8.26%          8.64%
56    4/25/2009           7.06%         7.44%          7.75%
57    5/25/2009           7.29%         7.66%          7.96%
58    6/25/2009           7.06%         7.38%          7.65%
59    7/25/2009           7.30%         7.61%          7.86%
60    8/25/2009           7.06%         7.34%          7.57%
61    9/25/2009           7.06%         7.32%          7.53%
62   10/25/2009           7.30%         7.54%          7.74%
63   11/25/2009           7.06%         7.28%          7.46%
64   12/25/2009           7.30%         7.51%          7.68%
65    1/25/2010           7.06%         7.25%          7.40%
66    2/25/2010           7.06%         7.23%          7.37%
67    3/25/2010           7.82%         7.99%          8.14%
68    4/25/2010           7.06%         7.21%          7.33%
69    5/25/2010           7.30%         7.44%          7.55%
70    6/25/2010           7.06%         7.19%          7.29%
71    7/25/2010           7.30%         7.41%          7.51%
72    8/25/2010           7.06%         7.17%          7.25%
73    9/25/2010           7.06%         7.16%          7.24%
74   10/25/2010           7.30%         7.39%          7.46%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation

ABFC 2004-HE1                                       [Banc of America Securities]

Assumptions for Excess Spread
Prepay Speed                100% FRM PPC/ 100% ARM PPC


           Date   Forward Libor   Forward + 100
     ----------   -------------   -------------
 1    9/25/2004             392             293
 2   10/25/2004             373             274
 3   11/25/2004             348             247
 4   12/25/2004             343             246
 5    1/25/2005             310             211
 6    2/25/2005             303             203
 7    3/25/2005             322             231
 8    4/25/2005             280             181
 9    5/25/2005             274             178
10    6/25/2005             257             157
11    7/25/2005             245             149
12    8/25/2005             224             125
13    9/25/2005             223             125
14   10/25/2005             223             127
15   11/25/2005             200             103
16   12/25/2005             201             106
17    1/25/2006             177              81
18    2/25/2006             166              70
19    3/25/2006             194             106
20    4/25/2006             180             106
21    5/25/2006             183             112
22    6/25/2006             312             237
23    7/25/2006             317             245
24    8/25/2006             294             219
25    9/25/2006             311             236
26   10/25/2006             324             251
27   11/25/2006             300             226
28   12/25/2006             378             312
29    1/25/2007             355             286
30    2/25/2007             346             277
31    3/25/2007             388             328
32    4/25/2007             362             296
33    5/25/2007             371             309
34    6/25/2007             374             345
35    7/25/2007             387             362
36    8/25/2007             361             332
37    9/25/2007             376             347
38   10/25/2007             397             375
39   11/25/2007             376             351
40   12/25/2007             401             387
41    1/25/2008             380             363
42    2/25/2008             375             357
43    3/25/2008             406             395
44    4/25/2008             373             355
45    5/25/2008             387             372
46    6/25/2008             374             356
47    7/25/2008             390             375
48    8/25/2008             367             349
49    9/25/2008             377             359
50   10/25/2008             396             381
51   11/25/2008             373             355
52   12/25/2008             396             380
53    1/25/2009             373             354
54    2/25/2009             370             350
55    3/25/2009             425             415
56    4/25/2009             369             349
57    5/25/2009             385             368
58    6/25/2009             369             348
59    7/25/2009             386             367
60    8/25/2009             363             341
61    9/25/2009             371             349
62   10/25/2009             391             372
63   11/25/2009             368             346
64   12/25/2009             391             371
65    1/25/2010             369             345
66    2/25/2010             366             342
67    3/25/2010             424             409
68    4/25/2010             365             341
69    5/25/2010             383             362
70    6/25/2010             365             339
71    7/25/2010             384             361
72    8/25/2010             362             336
73    9/25/2010             373             347
74   10/25/2010             394             371


Assumptions for Excess Spread
Prepay Speed                50% FRM PPC/ 200% ARM PPC

           Date   Forward Libor   Forward + 100
     ----------   -------------   -------------
 1    9/25/2004             392             293
 2   10/25/2004             373             274
 3   11/25/2004             348             247
 4   12/25/2004             343             246
 5    1/25/2005             311             211
 6    2/25/2005             303             204
 7    3/25/2005             322             231
 8    4/25/2005             281             182
 9    5/25/2005             275             179
10    6/25/2005             257             158
11    7/25/2005             245             150
12    8/25/2005             224             126
13    9/25/2005             223             126
14   10/25/2005             223             128
15   11/25/2005             201             105
16   12/25/2005             203             110
17    1/25/2006             180              86
18    2/25/2006             170              76
19    3/25/2006             200             113
20    4/25/2006             180             105
21    5/25/2006             184             111
22    6/25/2006             294             217
23    7/25/2006             296             222
24    8/25/2006             268             193
25    9/25/2006             281             206
26   10/25/2006             289             215
27   11/25/2006             260             186
28   12/25/2006             319             247
29    1/25/2007             289             218
30    2/25/2007             275             206
31    3/25/2007             316             248
32    4/25/2007             268             201
33    5/25/2007             273             206
34    6/25/2007             257             210
35    7/25/2007             264             217
36    8/25/2007             227             177
37    9/25/2007             251             196
38   10/25/2007             275             219
39   11/25/2007             255             195
40   12/25/2007             274             218
41    1/25/2008             252             191
42    2/25/2008             246             183
43    3/25/2008             276             218
44    4/25/2008             192             128
45    5/25/2008             205             142
46    6/25/2008             183             116
47    7/25/2008             197             131
48    8/25/2008             172             103
49    9/25/2008             180             110
50   10/25/2008             195             126
51   11/25/2008             171              99
52   12/25/2008             188             116
53    1/25/2009             164              94
54    2/25/2009             160              91
55    3/25/2009             215             144
56    4/25/2009             153              85
57    5/25/2009             169              98
58    6/25/2009             147              79
59    7/25/2009             163              92
60    8/25/2009             142              72
61    9/25/2009             149              77
62   10/25/2009             166              92
63   11/25/2009             144              70
64   12/25/2009             162              86
65    1/25/2010             140              67
66    2/25/2010             137              68
67    3/25/2010             192             116
68    4/25/2010             132              70
69    5/25/2010             148              72
70    6/25/2010             128              72
71    7/25/2010             144              73
72    8/25/2010             125              74
73    9/25/2010             133              75
74   10/25/2010             151              76


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.